[LOGO OF SMITH BARNEY MUTUAL FUNDS]

                            SMITH BARNEY MUNI FUNDS
                             LIMITED TERM PORTFOLIO


                                                               STYLE PURE SERIES

                                                               ANNUAL REPORT

                                                               MARCH 31, 2000

                      [LOGO OF SMITH BARNEY MUTUAL FUNDS]

            NOT FDIC INSURED. NOT BANK GUARANTEED. MAY LOSE VALUE

Smith Barney
Muni Funds

[PHOTO]
HEATH B.
MCLENDON

Chairman

[PHOTO]
PETER M.
COFFEY

Vice President

Dear Shareholder:

We are pleased to provide the annual report for the Smith Barney Muni Funds -- Limited Term Portfolio ("Fund") for the year ended March 31, 2000. In this report, we summarize the period's prevailing economic and market conditions and outline our portfolio strategy. A detailed summary of the Fund's performance can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

Performance Update

For the year ended March 31, 2000, the Fund had negative total returns of 1.46% and 1.69%, for its Class A and L shares, respectively, without the effects of sales charges. In comparison, the Intermediate Municipal Debt Fund peer group average total return was a negative 0.46% for the same time period, according to Lipper, Inc. (Lipper, Inc. is an independent fund-tracking organization.) Over the one-year period covered by the report, the Fund distributed income dividends totaling $0.32 per Class A share. For additional performance information please refer to pages five and six.

Market and Economic Overview

The bond markets have changed dramatically over the past several years. In our view, one central theme of this change, which began following the Asian crisis in 1997, is that the capital markets can no longer rely on the U.S. Treasury markets to provide a near-perfect "benchmark" of interest rate trends. Before the Asian crisis, the capital markets relied on the U.S. Treasury market as a measure to determine what bonds "should" yield.

Under these changing conditions, it may be more difficult for the Federal Reserve Board ("Fed") to moderate the growth of the economy, since long-term interest rates may not rise as much as the Fed puts upward pressure on short-term rates. The shape of the U.S. Treasury yield curve just six months ago was what we believed to be considered fairly normal. (The yield curve is a graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities. A normal yield curve depicts a relationship whereby bonds with longer maturities have higher yields than bonds with shorter maturities.) Usually, longer-term bonds are more volatile than short-term bonds because more

--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                        1
risk is associated with those bonds with longer maturities. As of the writing, yields on longer-term bonds are depressed by potential reduced supply as well as by expectations that the Fed may ultimately be successful in slowing the economy and diffusing inflationary pressures. The result: a negatively sloped yield curve for U.S. Treasuries. Instead of the usual upward-sloping curve, with yields rising steadily along with the maturity of Treasury bonds, the highest yields were for shorter-term bonds.

The U.S. economy continues to generate remarkable non-inflationary growth. The Fed has increased short-term interest rates five times in the last nine months by a total of 125 basis points (or 1.25%).1 The Fed remains committed to keeping pressure on borrowing costs until the U.S. economy slows to a level that keeps inflation from accelerating. One key question: How much tightening is necessary to slow the economy to levels deemed desirable by the Fed? We think that increases amounting to another 50 to 75 basis points may be sufficient to slow economic growth. (A basis point is 0.01% or one-hundredth of a percent.)

Over the last year,the municipal bond market performed quite well,particularly in comparison with non-U.S. Treasury taxable bonds. While municipals have been unable to keep pace with the decline in yield in the U.S. Treasury sector, they are clearly less volatile than many taxable bonds which are more susceptible to credit problems and capital market liquidity issues. In our view, another factor affecting the municipal bond market continues to be extremely tight supply. In fact, new issue volume in January 2000 was less than half of that sold in January 1999.

While no guarantees can be made, we believe that short-term and intermediate-term municipal yields are likely to increase slightly in value for the following reasons:

 . The expected continuing increases in the federal funds rate which would put upward pressure on short-term yields (The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.)

 . A likely increase in supply, which would be felt most dramatically in the supply of the short end of the yield curve

 . The yields on municipal bonds with longer maturities are not nearly as attractive as yields offered on short and intermediate term taxable bonds

The last factor is particularly important in terms of the Fund's current investment portfolio strategy. While the U.S. Treasury yield curve has an inverted shape, with the highest yields in five years, the municipal yield curve has maintained a sharp positive slope. In fact, the difference in yield between 20-year and 30-year municipal bonds is only ten basis points as of this writing.2

----------
1 On May 16, 2000, after this letter was written, the Fed raised interest rates 0.50%, to 6.50%
2 Source: Salomon Smith Barney, a member of Citigroup

--------------------------------------------------------------------------------
2                                             2000 Annual Report to Shareholders

Investment Strategy
The Fund seeks to provide investors with as high a level of current income exempt from federal income taxes as is consistent with a prudent investment approach.3

The Fund invests primarily in high-grade municipal securities with effective maturities of less than ten years. One of our goals in the portfolio is to deliver the performance of a longer-maturity fund with less market volatility. While no guarantees can be made, we believe the combination of intermediate-term securities and the Fund's high-quality orientation should help to reduce credit risk and net asset value ("NAV") price volatility, while still maintaining a competitive dividend yield for our shareholders.

As of March 31, 2000, the Fund's average weighted maturity was 5.1 years. The Fund's largest holdings were concentrated in hospital bonds (21.5%), education bonds (11.2%), and transportation bonds (9.8%).

As previously noted, the Fund's high-credit-quality orientation during the reporting period remained unchanged. At the close of the period, approximately 94% of its holdings were rated investment grade (BBB/Baa and higher) by either Standard & Poor's Corporation or Moody's Investors Service Inc. at the end of March. (Standard & Poor's Corporation and Moody's Investors Service Inc. are two major credit reporting and bond-rating agencies.)

While no guarantees can be given, we seek to attain an optimal balance between our high and low coupon structures in the Fund. We are seeking to incorporate additional call protection into the portfolio by selling off some of our older higher-coupon bonds with shorter calls, and replacing them with bonds that have a similar coupon structure, but are subject to early call.

Our bias has been toward higher coupons, as we believe they currently offer excellent relative value. Our objective is to create a built-in income stream for a long-term time frame if interest rates were to rise. To that end, we have focused on securities with good credit quality and solid call protection, as we believe they offer good long-term value versus many types of municipal securities.

Market Outlook

In our opinion, the recent rise in interest rates has created some buying opportunities. While no guarantees can be made, we believe that we can maintain a competitive level of tax-exempt income consistent with prudent investing and due diligence with respect to credit quality.

----------
3 Please note a portion of the income from this Fund may be subject to the alternative minimum tax ("AMT")

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Smith Barney Muni Funds                                                        3

In light of the recent volatility in the bond markets, one surprising result has been clear to us: Long-term municipal bond yields have not changed much in several months. The relative stability of this asset class may be reassuring for investors seeking to ride out bond market volatility (as well as higher volatility found in the other major capital markets).

We also believe that Fed monetary policy action should be sufficient to slow the economy without triggering higher inflation. The good news is that the economy's "soft landing" is likely to be at a higher annual growth rate than was previously thought possible due to the possible emergence of a "New Economy" where technological advances can spur growth without inflationary pressures.

Although the bond markets remain unsettled, we maintain our positive outlook for municipal securities because:

 . Longer intermediate and long maturity yields remain very high relative to their taxable counterparts. For example, some bonds are yielding roughly 95% to 100% of similar maturity U.S. Treasuries

 . The municipal yield curve remains very steeply sloped, even as the U.S.
  Treasury yield curve is inverted

 . When capital markets begin to believe that the Fed has achieved its goal of easing growth down to non-inflationary levels, bonds may rally and shortages of bonds with the best coupon structures and call provisions could eventually take place

In closing, thank you for investing in the Smith Barney Muni Fund-Limited Term Portfolio. We look forward to continuing to help you pursue your financial goals in the years to come.

Sincerely,

/s/Heath B. McLendon          /s/ Peter M. Coffey

Heath B. McLendon             Peter M. Coffey
Chairman                      Vice President

April 3, 2000

--------------------------------------------------------------------------------
4                                             2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Historical Performance -- Class A Shares
--------------------------------------------------------------------------------

                              Net Asset Value
                          ----------------------
                          Beginning        End      Income          Total
Year Ended                 of Year       of Year   Dividends      Returns(1)
================================================================================
3/31/00                     $6.78         $6.36      $0.32          (1.46)%
3/31/99                      6.76          6.78       0.33           5.29
3/31/98                      6.54          6.76       0.34           8.66
3/31/97                      6.61          6.54       0.35           4.30
3/31/96                      6.54          6.61       0.36           6.65
3/31/95                      6.55          6.54       0.37           5.69
3/31/94                      6.68          6.55       0.37           3.65
3/31/93                      6.45          6.68       0.39           9.82
3/31/92                      6.38          6.45       0.42           7.99
3/31/91                      6.28          6.38       0.40           8.23
================================================================================
Total                                                $3.65
================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class B Shares
--------------------------------------------------------------------------------

                               Net Asset Value
                           ----------------------
                           Beginning        End      Income         Total
Year Ended                  of Year       of Year  Dividends      Returns(1)
================================================================================
3/31/00                       $6.79       $6.37      $0.30          (1.69)%
3/31/99                        6.76        6.79       0.31           5.04
3/31/98                        6.54        6.76       0.32           8.36
3/31/97                        6.61        6.54       0.34           4.10
3/31/96                        6.54        6.61       0.34           6.45
3/31/95                        6.54        6.54       0.35           5.51
3/31/94                        6.68        6.54       0.35           3.15
Inception* - 3/31/93           6.62        6.68       0.09           2.28+
================================================================================
Total                                                $2.40
================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class Y Shares
--------------------------------------------------------------------------------

                                 Net Asset Value
                             -----------------------
                             Beginning         End       Income        Total
Year Ended                    of Year        of Year   Dividends     Returns(1)
================================================================================
3/31/00                         $6.78        $6.36       $0.33         (1.31)%
Inception* - 3/31/99             6.82         6.78        0.14          1.46+
================================================================================
Total                                                    $0.47
================================================================================

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.

Smith Barney Muni Funds                                                        5

--------------------------------------------------------------------------------
Average Annual Total Return
--------------------------------------------------------------------------------
                                     Without Sales Charge(1)
                               ----------------------------------
                               Class A       Class L      Class Y
--------------------------------------------------------------------------------
Year Ended 3/31/00             (1.46)%       (1.69)%      (1.31)%
Five Years Ended 3/31/00        4.63          4.39          N/A
Ten Years Ended 3/31/00         5.84           N/A          N/A
Inception* through 3/31/00      6.04          4.55         0.09
--------------------------------------------------------------------------------

                                      With Sales Charge(2)
                               ----------------------------------
                               Class A       Class L      Class Y
--------------------------------------------------------------------------------
Year Ended 3/31/00             (3.45)%       (3.62)%      (1.31)%
Five Years Ended 3/31/00        4.22          4.17          N/A
Ten Years Ended 3/31/00         5.62           N/A          N/A
Inception* through 3/31/00      5.84          4.40         0.09
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Cumulative Total Return
--------------------------------------------------------------------------------
                                                   Without Sales Charge(1)
--------------------------------------------------------------------------------
Class A (3/31/90 through 3/31/00)                            76.33%
Class L (Inception* through 3/31/00)                         38.02
Class Y (Inception* through 3/31/00)                          0.13
--------------------------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 2.00% and 1.00%, respectively, and Class L shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from initial purchases.
*    Inception dates for Class A, L and Y shares are November 28, 1988,
     January 5, 1993 and November 12, 1998, respectively.
+ Total return is not annualized, as it may not be representative of the total return for the year.

--------------------------------------------------------------------------------
6                                             2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Historical Performance (unaudited)
--------------------------------------------------------------------------------

                 Growth of $10,000 Invested in Class A Shares of
                         the Limited Term Portfolio vs.
                      Lehman Brothers Municipal Bond Index
               and Lehman Brothers Municipal 10-Year Bond Index+

--------------------------------------------------------------------------------

                            March 1990--March 2000

                                    [GRAPH]

                   Limited Term         Lehman Brothers         Lehman Brothers
                    Portfolio         Municipal Bond Index    10-Year Bond Index
Mar-90                 9,797                10,000                  10,000
Mar-91                10,603                10,922                  10,968
Mar-92                11,450                12,013                  11,990
Mar-93                12,574                13,517                  13,576
Mar-94                13,034                13,831                  13,958
Mar-95                13,776                14,860                  15,007
Mar-96                14,691                16,105                  16,338
Mar-97                15,323                16,982                  17,191
Mar-98                16,650                18,801                  18,976
Mar-99                17,531                19,967                  20,166
Mar-00                17,276                19,950                  20,470

+ Hypothetical illustration of $10,000 invested in Class A shares on March 31, 1990, assuming deduction of the maximum 2.00% sales charge at the time of investment and reinvestment of dividends (after deduction of applicable sales charge through November 6, 1994, afterwards at net asset value) and capital gains, if any, at net asset value through March 31, 2000. The Lehman Brothers Municipal 10-Year Bond Index (consisting of maturities of 10 years) is a sub- index of the Lehman Brothers Municipal Bond Index, a broad-based, total return index comprised of investment grade, fixed rate municipal bonds selected from issues larger than $50 million issued since January 1984. Each index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. The performance of the Portfolio's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                        7

------------------------------------------------------------------------------------------------------------------------------------
Schedule of Investments                                                                                               March 31, 2000
------------------------------------------------------------------------------------------------------------------------------------
  FACE
 AMOUNT                   RATING+                              SECURITY                                     VALUE
====================================================================================================================================
Education -- 11.2%
                                       Arizona Education Loan Marketing Corp.,
                                        Education Loan Revenue Bonds:
$ 2,825,000            Aa2*              7.000% due 3/1/02(a)                                                  $2,916,812
  1,000,000            Aa*               6.375% due 9/1/05(a)                                                   1,030,000
  1,655,000            A               Connecticut State Health & Educational Facilities
                                        Authority Revenue, Hartford University, Series D,
                                        6.750% due 7/1/12                                                       1,729,475
  1,000,000            AAA             Franklin, TN Special School District, Capital Appreciation,
                                        FSA-Insured, zero coupon due 6/1/18                                       350,000
  1,940,000            AAA             Granbury, TX GO, ISD Refunding, Capital Appreciation,
                                        PSFG, zero coupon due 8/1/18                                              669,300
  1,000,000            A+              Illinois Student Assistance Commission, Student Loan
                                        Revenue, Series H, 6.100% due 3/1/01(a)                                 1,008,680
  2,000,000            Aaa*            Indiana State Educational Facilities Authority Revenue,
                                        Rose Hulman Institute of Technology, MBIA-Insured,
                                        5.000% due 6/1/17                                                       1,817,500
  1,000,000            Aaa*            Kentucky Higher Education Student Loan Corp.,
                                        Insured Student Loan Revenue, Series 91B,
                                        6.500% due 12/1/00(a)                                                   1,014,000
  3,075,000            AAA             McKeesport, PA GO, Area School District,
                                        Capital Appreciation, Series C, AMBAC-Insured,
                                        zero coupon due 10/1/18                                                 1,057,031
  3,515,000            Aaa*            Midlothian, TX ISD, Capital Appreciation Refunding,
                                        PSFG, zero coupon due 2/15/17                                           1,252,219
    465,000            AA              Monroe County, NY IDA, Civic Facilities Revenue,
                                        (St. John Fisher College Project), Asset Guaranteed,
                                        5.500% due 6/1/10                                                         470,813
  1,005,000            A*              Montana State Higher Education Student Assistance
                                        Corp., Student Loan Revenue, Series 92B,
                                        7.050% due 6/1/04(a)                                                    1,028,869
                                       New York State Dormitory Authority Revenue:
  1,205,000            AAA              City University System, FSA-Insured, 5.750% due 7/1/12                  1,254,706
  1,025,000            AA               Long Island University, Asset Guaranteed,
                                         5.000% due 9/1/14                                                        954,531
  1,780,000            AA               Marymount Manhattan College, Asset Guaranteed,
                                         6.375% due 7/1/14                                                      1,893,475
  1,715,000            AAA              State University Educational Facilities, MBIA-Insured,
                                         6.000% due 5/15/15                                                     1,798,606
  2,950,000            AAA             New York State Urban Development Corp. Revenue
                                        Refunding, (CTR Individual Project), MBIA-Insured,
                                         5.500% due 1/1/13                                                      2,968,438
                                       North Texas Higher Education Authority Inc.,
                                        Student Loan Revenue:
  1,475,000            AAA               AMBAC-Insured, 7.000% due 4/1/01(a)                                    1,510,267
  2,400,000            A*                Series D, 6.300% due 4/1/09(a)                                         2,403,000

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
8                                             2000 Annual Report to Shareholders

-------------------------------------------------------------------------------------------------------------------------
Schedule of Investments (continued)                                                                        March 31, 2000
-------------------------------------------------------------------------------------------------------------------------
  FACE
 AMOUNT                 RATING+          SECURITY                                                                VALUE
=========================================================================================================================
Education -- 11.2% (continued)
$ 1,500,000            A*              Rhode Island Student Loan Authority Revenue Refunding,
                                        Series 92B, 6.750% due 12/1/01(a)                                     $ 1,539,375
  1,320,000            BBB-            Savannah, GA EDA, Revenue, (College of Art & Design Inc.
                                        Project), 6.200% due 10/1/09                                            1,336,500
  1,500,000            AAA             Schuylkill, PA Redevelopment Authority Revenue,
                                        Commonwealth Lease Revenue Bonds, Series A,
                                        FGIC-Insured, 6.850% due 6/1/03                                         1,563,750
-------------------------------------------------------------------------------------------------------------------------
                                                                                                               31,567,347
-------------------------------------------------------------------------------------------------------------------------
Escrowed to Maturity(b) -- 7.4%
    205,000            AAA             Albuquerque, NM Hospital Revenue, 7.500% due 7/1/08                        223,963
     40,000            AAA             Belleville, IL Hospital Facilities Revenue, 7.750% due                      42,950
                                        9/1/06
    215,000            Aaa*            Bolingbrook, IL Will & DuPage Counties, (Hinsdale &
                                        Sanitarium Hospital Project), 7.250% due 8/1/08                           233,544
  1,780,000            AAA             Boston, MA Water & Sewer Community Revenue,
                                        10.875% due 1/1/09                                                      2,269,500
     85,000            Aaa*            Camarillo, CA Hospital Revenue, Pleasant Valley Hospital
                                        Building Corp., 9.700% due 12/15/07                                       100,300
    525,000            AAA             Cambria County, PA Hospital Development Authority,
                                        Hospital Revenue, Conemaugh Valley Memorial Hospital,
                                        7.625% due 9/1/11                                                         595,875
    105,000            AAA             Coatesville, PA Water Guaranteed Revenue,
                                        6.250% due 10/15/13                                                       111,038
    500,000            AAA             Cobb County, GA Kennestone Hospital Authority Revenue,
                                        Series 86A, MBIA-Insured, 7.750% due 2/1/07                               545,625
    270,000            Baa3*           Delaware County, PA Development Authority Revenue,
                                        (Elwyn Inc. Project), 7.750% due 6/1/00                                   271,455
    830,000            AAA             Erie County, OH Hospital Improvement, Sandusky
                                        Memorial Hospital, 8.750% due 1/1/06                                      916,112
     65,000            AAA             Farmington, NM Utilities Systems Revenue,
                                        10.000% due 1/1/02                                                         68,575
                                       Franklin County, OH Hospital Revenue:
    980,000            NR               Children's Hospital Project, 10.375% due 6/1/13                         1,259,300
     60,000            AAA              Grant Hospital Project, 10.000% due 12/1/01                                62,475
    935,000            AAA             Houston, TX Airport Systems Revenue, 5.500% due 7/1/12                     946,688
  1,205,000            AAA             Illinois Educational Facilities Authority Revenue, Chicago
                                        Osteopathic Medical, Series A, 8.750% due 7/1/05                        1,328,512
     95,000            A               Illinois Health Facilities Authority Revenue,
                                        Victory Memorial Hospital Association Project,
                                        7.500% due 10/1/06                                                        101,531
     95,000            AAA             Indiana Bond Bank, Special Program, Series A,
                                        AMBAC-Insured, 9.750% due 8/1/09                                          116,969
    295,000            NR              Lafayette, LA Public Trust Financing Authority,
                                        Single-Family Mortgage Revenue, FHA-Insured,
                                        7.200% due 4/1/10                                                         323,763

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                        9

-----------------------------------------------------------------------------------------------------------------------------------
Schedule of Investments (continued)                                                                        March 31, 2000
-------------------------------------------------------------------------------------------------------------------------
  FACE
 AMOUNT              RATING+                        SECURITY                                                      VALUE
====================================================================================================================================
Escrowed to Maturity(b) -- 7.4% (continued)
$   120,000            AAA             Lake County, OH Hospital Improvement Revenue,
                                        (Lake County Memorial Hospitals Project),
                                        8.675% due 11/1/09                                                     $  138,750
     45,000            AAA             Lee County, FL Southwest Florida Regional Airport
                                        Revenue, MBIA-Insured, 8.675% due 10/1/09                                  52,594
    205,000            NR              Lehigh County, PA IDA, Industrial & Commercial
                                        Development Revenue, (Strawbridge Project),
                                        7.200% due 12/15/01                                                       207,306
    510,000            AAA             Louisiana Public Facilities Hospital Authority Revenue
                                        Refunding, (Southern Baptist Hospital Inc. Project),
                                        AETNA-Insured, 8.000% due 5/15/12                                         599,887
    130,000            AAA             Maricopa County, AZ Hospital Revenue, Intercommunity
                                        Healthcare, (Sun City Project), 8.675%                                    152,425
                                        due 1/1/10
     65,000            AAA             Montana State University Revenue, MBIA-Insured,
                                        10.000% due 11/15/08                                                       75,725
    395,000            AAA             Muscatine, IA Electric Revenue, 9.500%                                     427,094
                                        due 1/1/04
  1,135,000            A3*             New Haven, CT GO, Series B, 9.000% due                                   1,214,450
                                        12/1/01
    180,000            AAA             North Carolina Municipal Power Agency,
                                        No. 1 Catawba
                                        Electric Revenue, 10.500% due 1/1/10                                      231,750
                                       Ohio State Water Development Authority Revenue:
     20,000            AAA              Armco Steel Corp. Project, 7.875% due                                      20,211
                                         11/1/00
    255,000            Aaa*             Recycle Energy, (Akron Ohio Project),
                                         8.000% due 12/1/04                                                       269,663
  1,800,000            AAA              Safe Water, Series 3, 9.000% due 12/1/10                                2,052,000
  2,500,000            AAA              9.375% due 12/1/10                                                      3,021,875
    320,000            A               Ouachita Parish, LA Hospital Services District #1, Hospital
                                        Revenue Bonds, Glenwood Regional Medical Center,
                                        Series 1991, 7.250% due 7/1/00                                            322,250
    920,000            AAA             Owensboro, KY Electric, Light & Power,
                                        10.500% due 1/1/04                                                      1,023,500
     60,000            Aa2*            Philadelphia, PA Hospitals and Higher Education Facilities
                                        Authority Revenue, (St. Agnes Medical Center Project),
                                        FHA-Insured, 6.750% due 8/15/01                                            60,375
    140,000            AAA             Pima County, AZ Hospital Revenue, Tucson Medical
                                        Center, 10.375% due 4/1/07                                                166,075
    230,000            AAA             Portage County, OH Hospital Revenue,                                       240,637
                                        6.700% due 12/1/07
    130,000            AAA             Santa Rosa, CA Hospital Revenue, (Santa Rosa Hospital
                                        Memorial Project), 10.300% due 3/1/11                                     169,975
    120,000            AAA             Tamarac, FL Water & Sewer Utilities Revenue,
                                        AMBAC-Insured, 9.250% due 10/1/10                                         145,500
    650,000            NR              Tom Green County, TX Hospital Authority,
                                        7.875% due 2/1/06                                                         693,875
    135,000            AAA             Wichita, KS Hospital Revenue, Wesley Medical Center,
                                        MBIA-Insured, 10.000% due 4/1/02                                          143,100
-------------------------------------------------------------------------------------------------------------------------
                                                                                                               20,947,192
-------------------------------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
10                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                               March 31, 2000
--------------------------------------------------------------------------------

  FACE
 AMOUNT                RATING+                              SECURITY                                               VALUE
=========================================================================================================================
General Obligation -- 5.8%
$ 1,000,000            AAA             Arizona COP, Refunding, GO, FSA-Insured,
                                        6.500% due 3/1/08                                                     $ 1,052,500
                                       Chicago, IL GO, FGIC-Insured:
  1,000,000            AAA              Neighborhoods Alive, 21 Program A, 6.000% due 1/1/18                    1,026,250
  1,500,000            AAA              Series A, 6.000% due 1/1/14                                             1,565,625
  1,000,000            AAA             Cranston, RI GO, FGIC-Insured, 6.375% due 11/15/14                       1,078,750
  1,000,000            AAA             Keller, TX GO, ISD Refunding, Capital Appreciation,
                                        Series A, zero coupon due 8/15/16                                         392,500
  5,085,000            AAA             Kenosha, WI Capital Appreciation, GO, Series B,
                                        FSA-Insured, zero coupon due 10/15/08(a)                                3,235,331
  6,705,000            AA-             Massachusetts State GO, Series C, zero coupon due 8/1/18                 2,321,606
    865,000            A3*             New Haven, CT GO, Series B, 9.000% due 12/1/01                             923,387
                                       New York City GO:
  2,500,000            A-               Series A, 6.250% due 8/1/08                                             2,662,500
  2,000,000            A-               Series H, 5.900% due 8/1/09                                             2,090,000
    140,000            Aa1*            Texas State Veterans Housing Assistance Fund, GO,
                                        FHA-Insured, 6.050% due 12/1/12(a)                                        140,105
-------------------------------------------------------------------------------------------------------------------------
                                                                                                               16,488,554
-------------------------------------------------------------------------------------------------------------------------
Government Facilities -- 0.8%
  2,200,000            AAA             Walnut Grove, MI Correctional Authority, COP,
                                        AMBAC-Insured, 6.000% due 11/1/10                                       2,345,750
-------------------------------------------------------------------------------------------------------------------------
Hospitals -- 21.5%
    330,000            AA-             ABAG Finance Authority Nonprofit Corps, California
                                        Insured, COP, (Rehabilitation Mental Health
                                        Services Inc. Project), 6.100% due 6/1/02                                 339,900
  4,500,000            BBB+            Arizona Health Facilities Authority Revenue, Catholic
                                        Healthcare West, Series A, 6.125% due 7/1/09                            4,426,875
  1,500,000            BBB-            Arkansas State Development Financing Authority Hospital
                                        Revenue, Washington Regional Medical Center,
                                        7.000% due 2/1/15                                                       1,486,875
  1,000,000            AAA             Calcasieu Parish, LA Memorial Hospital Services District
                                        Revenue, Lake Charles Memorial Hospital, Series A,
                                        CONNIE LEE-Insured, 7.500% due 12/1/05                                  1,112,500
                                       Colorado Health Facilities Authority Hospital
                                        Revenue Bonds:
  1,035,000            Baa2*             National Benevolent, Series A, 6.125% due 9/1/16                         927,619
  2,510,000            Ba1*              Series 1993, Rocky Mountain Adventist Health
                                          Guaranteed, 6.250% due 2/1/04                                         2,390,775
  1,000,000            AA              Cumberland County, NC Hospital Facilities Revenue,
                                        Cumberland County Hospital System Inc.,
                                        5.250% due 10/1/13                                                        950,000
                                       Harris County, TX Health Facilities Development Corp.:
  2,135,000            NR               Memorial Health System Guaranteed, 7.125% due 6/1/05                    2,276,444

            See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       11

--------------------------------------------------------------------------------
Schedule of Investments (continued)                               March 31, 2000
--------------------------------------------------------------------------------

    FACE
   AMOUNT              RATING+                            SECURITY                                               VALUE
=========================================================================================================================
Hospitals -- 21.5% (continued)
$ 2,000,000            AA               Texas Childrens Hospital Project, Series A,
                                         5.375% due 10/1/16                                                    $1,860,000
                                       Illinois Health Facilities Authority Revenue:
  5,000,000            A                Healthcare System, 6.250% due 11/15/19                                  4,893,750
  1,000,000            BBB+             Refunding, Trinity Medical Center, 6.500% due 7/1/00                    1,005,390
  2,200,000            BBB-            Maplewood, MN Healthcare Facilities Revenue,
                                        (Health East Project), 5.950% due 11/15/06                              2,051,500
  2,190,000            A               Massachusetts State Health & Educational Facilities
                                        Authority Revenue, South Shore Hospital, Series F,
                                        5.500% due 7/1/12                                                       2,053,125
  1,000,000            BBB+            Montgomery County, OH Hospital Revenue Facilities,
                                        Kettering Medical Center, 6.750% due 4/1/18                               955,000
                                       New Jersey Healthcare Facilities Financing
                                        Authority Revenue:
  1,030,000            NR                Pascack Valley Hospital, Series 91, 6.500% due 7/1/01                  1,053,175
  2,000,000            BBB-              Pascack Valley Hospital Association,
                                          5.125% due 7/1/18                                                     1,555,000
  3,000,000            BBB-              Trinitas Hospital Obligation Group, 7.375% due 7/1/15                  3,015,000
  1,900,000            AAA             New York State Dormitory Authority Lease Revenue,
                                        Municipal Health Facilities, (Import Project), Series 1,
                                        FSA-Insured, 5.000% due 1/15/17                                         1,726,625
  1,000,000            AA-             North Carolina Medical Care Common Hospital Revenue,
                                        Pitt County Memorial Hospital, Series A,
                                        5.000% due 12/1/18                                                        877,500
                                       Oklahoma Development Financing Authority Revenue
                                        Refunding, Hillcrest Healthcare System, Series A:
  1,500,000            BBB               5.750% due 8/15/15                                                     1,293,750
  3,000,000            BBB               5.625% due 8/15/19                                                     2,456,250
  5,050,000            AAA             Pennsylvania State Higher Educational Facilities Authority,
                                        Health Services Revenue, Allegheny Delaware Valley
                                        Obligation, Series A, 5.600% due 11/15/09                               5,018,438
  1,750,000            A               Riverside, CA Asset Leasing Corp., Leasehold Revenue
                                        Bonds, 1993 Series A, (Riverside Hospital Project),
                                        6.000% due 6/1/04                                                       1,795,938
                                       Scranton-Lackawanna, PA Health & Welfare
                                        Authority Revenue:
  3,000,000            NR                Allied Services Rehabilitation Hospitals,
                                          7.125% due 7/15/05                                                    3,056,250
  1,000,000            BBB-              Moses Taylor Hospital Project, 6.050% due 7/1/10                         912,500
  1,210,000            AAA             St. Tammany Parish, LA Hospital Service District No. 2
                                        Hospital Revenue, CONNIE LEE-Insured,
                                        6.250% due 10/1/14                                                      1,252,350
  2,000,000            AAA             Tarrant County, TX Health Facilities, Development Corp.
                                        Health System Revenue, Texas Health Resources System,
                                        Series A, MBIA-Insured, 5.750% due 2/15/12                              2,057,500


                      See Notes to Financial Statements.
--------------------------------------------------------------------------------
12                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                               March 31, 2000
--------------------------------------------------------------------------------

  FACE
 AMOUNT                  RATING+                            SECURITY                                               VALUE
=========================================================================================================================
Hospitals -- 21.5% (continued)
$ 4,650,000            Baa2*           Tomball, TX Hospital Authority Revenue, Tomball
                                        Regional Hospital, 5.500% due 7/1/09                                  $ 4,289,625
  3,955,000            A               Wisconsin State Health & Educational Facilities
                                        Authority Revenue, (Kenosha Hospital & Medical
                                        Center Project), 5.500% due 5/15/15                                     3,603,994
-------------------------------------------------------------------------------------------------------------------------
                                                                                                               60,693,648
-------------------------------------------------------------------------------------------------------------------------
Housing -- 7.7%
    735,000            AAA             Arkansas, State Development Finance Authority,
                                        Single-Family Mortgage Revenue, Series A,
                                        GNMA/FNMA-Collateralized, 6.200% due 7/1/15                               753,375
  2,250,000            AAA             Dekalb County, GA HFA, Multi-Family Housing Revenue,
                                        (Chimney Trace Project), FNMA-Collateralized,
                                        5.625% mandatory tender 5/1/05                                          2,300,625
    285,000            AAA             Fairfax County, VA Redevelopment & Housing Authority,
                                        Multi-Family Refunding, Kingsley 91A, FHA-Insured,
                                        6.500% due 11/1/01                                                        289,988
    500,000            AAA             Georgia State HFA Revenue, Single-Family Mortgage,
                                        Subseries A-2, FHA-Insured, 6.550% due 12/1/27(a)                         512,500
  1,000,000            AAA             Harrisonburg, VA Redevelopment & Housing Authority,
                                        Multi-Family Housing Revenue, (Greens of Salem Run
                                        Project), FSA-Insured, 6.000% due 4/1/12(a)                             1,010,000
  1,800,000            AA              Louisiana Public Facilities Authority Revenue,
                                        Multi-Family Housing, Oakleigh Apartments,
                                        Series A, 5.950% mandatory tender 3/15/05                               1,842,750
  1,200,000            NR              Maricopa County, AZ IDA, Multi-Family Housing Revenue,
                                        Stanford Court Apartments, Series B, 5.750% due 7/1/08                  1,170,000
                                       Massachusetts State HFA, Single-Family Housing Revenue:
  3,205,000            Aa3*             Series 38, 7.200% due 12/1/26(a)                                        3,273,106
  2,470,000            Aa3*             Series 41, 6.300% due 12/1/14                                           2,556,450
  1,440,000            AA+             Minnesota State HFA Revenue, Single-Family Mortgage,
                                        Series H, 6.700% due 1/1/18                                             1,499,400
    108,811            AAA             Monroe-West Monroe, LA Public Trust Financing Authority,
                                        FHLMC-Collateralized, 8.500% due 5/20/02                                  111,123
    325,000            Ba2*            Odessa, TX Housing Development Corp. #2, Multi-Family
                                        Revenue Refunding, Chaparral Village, Series A,
                                        6.375% due 12/1/03                                                        329,062
    875,000            AAA             Onterie Center Housing Finance Corp., Illinois Mortgage
                                        Revenue Refunding, (Onterie Center Project), Series A,
                                        MBIA-Insured, 6.500% due 7/1/02                                           897,969
  1,000,000            Aa2*            Oregon State Housing & Community Services, Department
                                        Mortgage Revenue, Single-Family Mortgage Program,
                                        Series B, 6.875% due 7/1/28                                             1,036,250
     50,000            AAA             St. Louis County, MO Single-Family Mortgage Revenue,
                                        MBIA-Insured, 6.125% due 4/1/03                                            50,687

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       13

--------------------------------------------------------------------------------
Schedule of Investments (continued)                               March 31, 2000
--------------------------------------------------------------------------------

  FACE
 AMOUNT                  RATING+                            SECURITY                                               VALUE
=========================================================================================================================
Housing -- 7.7% (continued)
$ 2,500,000            A3*             Stamford, CT Housing Authority, Multi-Family Revenue
                                        Refunding, (Fairfield Apartments Project),
                                        4.750% due 12/1/28(a)                                                 $ 2,278,125
    300,000            AAA             Texas State Department of Housing & Community Affairs,
                                        GNMA/FNMA/FHLMC-Collateralized, Home Mortgage
                                        Revenue Bonds, Series B-2, RIBS Variable Rate,
                                        9.612% due 6/18/23(a)(c)                                                  303,927
  1,595,000            A+              Vermont HFA, Single-Family Revenue, Series 2,
                                        6.875% due 5/1/25                                                       1,628,894
-------------------------------------------------------------------------------------------------------------------------
                                                                                                               21,844,231
-------------------------------------------------------------------------------------------------------------------------
Industrial Development -- 4.4%
  2,000,000            AAA             Clarion County, PA IDA, Energy Development Revenue,
                                        (Piney Creek Project), LOC Swiss Bank,
                                        7.250% mandatory tender 12/1/00(a)                                      2,033,020
  3,500,000            NR              Metropolitan Government Nashville & Davidson County,
                                        TN IDB, Revenue Refunding & Improvement, Osco
                                        Treatment Inc. Guaranteed, 6.000% due 5/1/03(a)                         3,430,000
  1,000,000            NR              Minneapolis, MN Commercial Development Revenue,
                                        (Holiday Inn Metrodome Project), 6.000% due 12/1/01                       997,500
  1,030,000            Aa3*            New Jersey EDA, Growth Bonds, LOC Banque Nationale
                                        de Paris, 6.200% due 12/1/02(a)                                         1,054,463
                                       New York City IDA:
  1,135,000            NR               Community Hospital, Brooklyn, 6.875% due 11/1/10                        1,041,362
    540,000            Aa2*             IDR, Oakdale Knitting Mills Inc., Composite Offering
                                         XXX 1990, Series G, LOC ABN AMRO Bank, NV,
                                         7.700% mandatory tender 11/1/00(a)                                       541,188
  1,000,000            BBB             Schuylkill County, PA IDA, Revenue, Pine Grove Landfill Inc.,
                                        5.100% mandatory tender 4/1/09(a)                                         871,250
  2,350,000            AAA             Sioux City, IA IDR, (Terra Centre Project), LOC Rabobank
                                        Nederland, 6.800% due 5/1/07                                            2,438,125
-------------------------------------------------------------------------------------------------------------------------
                                                                                                               12,406,908
-------------------------------------------------------------------------------------------------------------------------
Life Care -- 1.6%
  1,000,000            BBB-            John Tolfree Health Systems Corp., Michigan Mortgage
                                        Revenue Refunding, 5.850% due 9/15/13                                     871,250
  1,595,000            AAA             Massachusetts State Individual Finance Agency Revenue,
                                        University Commons Nursing, Series A, FHA-Insured,
                                        6.550% due 8/1/18                                                       1,650,825
    900,000            AA              Orange County, FL Health Facilities Authority Revenue
                                        Refunding, (Mayflower Retirement Project),
                                        Asset Guaranteed, 5.125% due 6/1/14                                       871,875

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
14                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                               March 31, 2000
--------------------------------------------------------------------------------

  FACE
 AMOUNT                RATING+                            SECURITY                                               VALUE
=========================================================================================================================
Life Care -- 1.6% (continued)
$ 1,000,000            AAA             Rio Grande Valley, TX Health Facilities, (Valley Baptist
                                        Medical Center Project), Short RITES, MBIA-Insured,
                                        coupon varies weekly till 8/1/02 then converts to
                                        6.250%, 7.920% due 8/1/06                                             $ 1,070,000
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                4,463,950
-------------------------------------------------------------------------------------------------------------------------
Miscellaneous -- 10.1%
  2,150,000            AAA             Arizona State Municipal Financing Program, COP,
                                        Series 1, AMBAC-Insured, 6.000% due 8/1/17                              2,179,563
  3,000,000            NR              Barona Band of Mission Indians, CA GO,
                                        8.250% due 1/1/20                                                       3,007,500
  2,595,000            BBB-            Clarksville, TN Natural Gas Acquisition Corp.,
                                        Gas Revenue, Series A, 6.500% due 11/1/00                               2,619,497
  2,750,000            A2*             Hoffman Estate, IL Tax Increment Junior Lien, Hoffman
                                        Estate Development, Series 91, 6.500% due 5/15/01                       2,794,687
  2,700,000            A               Illinois Development Finance Authority Revenue, Debt
                                        Restructure -- East St. Louis, 6.875% due 11/15/05                      2,851,875
  3,130,000            NR              Littleton, CO GO, Highline Business Improvement District,
                                        7.000% due 6/15/03                                                      3,149,563
  2,500,000            AAA             Louisiana Local Government Environmental Facilities,
                                        Community Development Authority Revenue, Capital
                                        Projects & Equipment Acquisition, AMBAC-Insured,
                                        5.250% due 12/1/18                                                      2,387,500
  4,000,000            Aa2*            Massachusetts State Grant, Series B, zero coupon
                                        due 6/15/12                                                             2,050,000
  1,895,000            A               Pendleton County, KY Multi-County Lease Revenue,
                                        Association Counties Leasing Trust, Program A,
                                        6.500% due 3/1/19                                                       1,947,112
    750,000            AAA             SCA Tax Exempt Trust, Knox Health Educational & Housing,
                                        FSA-Insured, 7.125% due 1/1/30                                            798,750
  3,900,000            BB-             Spokane, WA Downtown Foundation Parking Revenue,
                                        (River Park Square Project), 5.000% due 8/1/08                          3,661,125
    915,000            AA              Tucson, AZ COP, Asset Guaranty, 6.000% due 7/1/04                          947,025
-------------------------------------------------------------------------------------------------------------------------
                                                                                                               28,394,197
-------------------------------------------------------------------------------------------------------------------------
Pollution Control -- 3.2%
                                       Detroit, MI Economic Development Corp.,
                                        Facilities Recovery Revenue, FSA-Insured:
  1,770,000            AAA               Series A, 7.000% due 5/1/01(a)                                         1,799,949
  1,000,000            AAA               Series 91A, 6.600% due 5/1/02(a)                                       1,037,500
  1,500,000            BBB             Illinois Development Financing Authority, Solid Waste
                                        Disposal Revenue Bonds, (Waste Management Inc.
                                        Project), Series 1990, 7.125% due 1/1/01(a)                             1,513,665
  1,000,000            A3*             Massachusetts State IDB, Finance Agency, PCR,
                                        (Eastern Edison Co. Project), 5.875% due 8/1/08                           983,750


                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       15

--------------------------------------------------------------------------------
Schedule of Investments (continued)                               March 31, 2000
--------------------------------------------------------------------------------

    FACE
   AMOUNT              RATING+                            SECURITY                                               VALUE
=========================================================================================================================
Pollution Control -- 3.2% (continued)
$ 1,500,000            AAA             Montgomery, AL IDB, PCR, (General Electric Co.
                                        Project), 7.000% mandatory tender, 9/15/00(a)                          $1,516,890
    600,000            Baa1*           Onondaga County, NY Resource Recovery Agency Project
                                        Revenue Bonds, Series 1992, 6.625% due 5/1/00(a)                          600,864
  1,500,000            BBB-            St. Charles Parish, LA Pollution Control Revenue
                                        Refunding, (Entergy LA Inc. Project), Series C,
                                        5.350% due 10/1/29                                                      1,483,125
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                8,935,743
-------------------------------------------------------------------------------------------------------------------------
Pre-Refunded(d) -- 3.2%
                                       Austin, TX Water, Sewer & Electric Refunding Revenue:
     15,000            A                Call 5/15/99 @ 100, 14.000% due 11/15/01                                   15,000
     55,000            A                Various Call Dates @ 100, 14.000% due 11/15/01                             59,056
  1,730,000            NR              Berks County, PA Municipal Authority Refunding,
                                        (Phoebe Berks Village Inc. Project),
                                        (Call 5/15/06 @ 102), 7.500% due 5/15/13                                1,885,700
    495,000            AAA             Gila County, AZ IDA, PCR, (Call 2/15/01 @ 101),
                                        11.250% due 4/1/01                                                        524,155
  3,200,000            AAA             Jefferson County, KY Hospital Revenue, MBIA-Insured,
                                        (Various Call Dates @ Various Prices),
                                        6.346% due 10/23/14(c)                                                  3,376,000
    235,000            AAA             Massachusetts State Port Authority Revenue, FGIC-Insured,
                                        Series A, (Call 7/1/00 @ 102), 7.200% due 7/1/03(a)                       241,293
    135,000            AAA             Ohio State Building Authority, Toledo Government Office
                                        Building, (Call 4/1/03 @ 100), 10.125% due 10/1/06                        151,031
  2,170,000            AAA             Palm Beach County, FL Health Facilities Authority
                                        Revenue, Good Samaritan Health System Guaranteed,
                                        (Call 10/1/05 @ 100), 6.150% due 10/1/06                                2,305,625
    335,000            AAA             Philadelphia, PA Hospitals Authority Revenue,
                                        (United Hospitals Inc. Project), (Call 7/1/05 @ 100),
                                        10.875% due 7/1/08                                                        402,837
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                8,960,697
-------------------------------------------------------------------------------------------------------------------------
Public Facilities -- 1.3%
  2,500,000            AAA             Las Vegas New Convention & Visitors Authority
                                        Revenue, AMBAC-Insured, 6.000% due 7/1/14                               2,593,750
  1,140,000            BBB-            Massachusetts Rail Connections Inc., Revenue,
                                        Route 128, Parking Garage, Series A,
                                        6.000% due 7/1/13                                                       1,141,425
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                3,735,175
-------------------------------------------------------------------------------------------------------------------------
Solid Waste -- 1.1%
  3,000,000            A2*             Northeast Maryland Waste Disposal Authority,
                                        Solid Waste Revenue, Montgomery County,
                                        6.200% due 7/1/10(a)                                                    3,093,750
-------------------------------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
16                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                               March 31, 2000
--------------------------------------------------------------------------------

    FACE
   AMOUNT              RATING+                            SECURITY                                               VALUE
=========================================================================================================================
Tax Allocation -- 0.5%
$ 1,050,000            AA              Bernalillo County, NM Gross Receipts, Tax Revenue
                                        Refunding, 5.125% due 4/1/16                                           $1,019,813
  1,150,000            AAA             Pittsburg, CA Redevelopment Agency Tax Allocation,
                                        (Los Medanos Community Development Project),
                                        AMBAC-Insured, zero coupon due 8/1/19                                     372,313
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                1,392,126
-------------------------------------------------------------------------------------------------------------------------
Transportation -- 9.8%
  2,000,000            A               Connecticut State, Special Obligation Package Revenue,
                                        Bradley International Airport, Series A, ACA-Insured,
                                        6.375% due 7/1/12                                                       2,037,500
  6,400,000            BBB-            Connector 2000 Association Inc.,
                                        SC Toll Road Revenue, Capital Appreciation,
                                        Series B, zero coupon due 1/1/16                                        1,960,000
                                       Denver, CO City & County Airport Revenue:
  1,510,000            AAA              Series B, MBIA-Insured, 6.250% due 11/15/06(a)                          1,611,925
  1,590,000            BBB+             Series 1992B, 7.000% due 11/15/01(a)                                    1,629,750
  1,000,000            BBB+             Series 1992B, 7.000% due 11/15/02(a)                                    1,038,750
  1,000,000            BBB+             Series 1994A, 7.200% due 11/15/02(a)                                    1,043,750
                                       E-470 Public Highway Authority, Colorado Sr.
                                        Revenue Bonds, MBIA-Insured:
  3,455,000            AAA               Zero coupon due 9/1/14                                                 1,533,156
  5,000,000            AAA               Zero coupon due 9/1/16                                                 1,943,750
  3,000,000            NR              Kenton County, KY Airport Board, Special Facilities
                                        Revenue, (Mesaba Aviation Inc. Project), Series A,
                                        6.675% due 7/1/19(a)                                                    2,906,250
    765,000            AAA             Massachusetts State Port Authority Revenue, Series A,
                                        FGIC-Insured, 7.200% due 7/1/03(a)                                        784,018
  1,000,000            AAA             Memphis-Shelby County, TN Airport Authority,
                                        Airport Revenue, Series D, AMBAC-Insured,
                                        6.250% due 3/1/14(a)                                                    1,047,500
    900,000            AAA             Miami-Dade County, FL Aviation Revenue Bond,
                                        Series C, 5.250% due 10/1/17                                              848,250
  2,000,000            A               New York State Thruway Authority Service Contract
                                        Revenue, Local Highway & Bridge, 6.000% due 4/1/11                      2,095,000
  3,000,000            AA              Ocean Highway and Port Authority, Nassau County, FL
                                        Adjustable Demand Revenue Bonds,
                                        Series 1990, LOC ABN AMRO Bank, NV,
                                        6.250% mandatory tender 12/1/02(a)                                      3,112,500
 10,000,000            BBB-            Pocahontas Parkway Association, Virginia Toll Road
                                        Revenue, Capital Appreciation, Series B,
                                        zero coupon to yield 5.800% due 8/15/19                                 2,587,500

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       17

--------------------------------------------------------------------------------
Schedule of Investments (continued)                               March 31, 2000
--------------------------------------------------------------------------------

    FACE
   AMOUNT              RATING+                            SECURITY                                               VALUE
=========================================================================================================================
Transportation -- 9.8% (continued)
$ 1,570,000            AAA             Port of Portland, OR Airport Revenue, Portland
                                        International Airport, Series B, AMBAC-Insured,
                                        5.500% due 7/1/14(a)                                                  $ 1,566,075
-------------------------------------------------------------------------------------------------------------------------
                                                                                                               27,745,674
-------------------------------------------------------------------------------------------------------------------------
Utilities -- 8.8%
                                       Austin, TX Water, Sewer & Electric Refunding Revenue:
    335,000            A*               Refunded -- 1998, 14.000% due 11/15/01                                    359,287
  2,465,000            A*               Unrefunded Balance -- 1998, 14.000% due 11/15/01                        2,662,200
                                       Chelan County, WA Public Utility District #1:
  1,500,000            AA               Chelan Hydro Consolidated System Revenue Bonds,
                                         7.000% mandatory tender 7/1/01(a)                                      1,543,125
 14,215,000            AAA              Columbia River Rock Capital Appreciation,
                                         MBIA-Insured, zero coupon due 6/1/13                                   6,823,200
    600,000            A-              Georgia Municipal Gas Authority Revenue,
                                        (Southern Storage Gas Project), 6.300% due 7/1/09                         626,250
                                       Grand Prairie, TX GO, Metropolitan Utility &
                                        Capital Appreciation Refunding:
  1,000,000            A                 Zero coupon due 4/1/06                                                   721,250
  1,000,000            A                 Zero coupon due 4/1/07                                                   680,000
  1,400,000            VMIG1*          Knoxville, TN Utilities Board Revenue, Electric System,
                                        FSA-Insured, 3.450% due 1/15/05(e)                                      1,400,000
    825,000            A-              New York State Energy, Research & Development Authority,
                                        Electric Facilities Revenue, Unrefunded Balance, Series A,
                                        7.150% due 12/1/20(a)                                                     858,000
                                       North Carolina, Eastern Municipal Power Agency, Power
                                        System Revenue Refunding, Series B, ACA-CBI Insured:
  1,000,000            A                 5.600% due 1/1/15                                                        968,750
  1,000,000            A                 5.650% due 1/1/16                                                        967,500
  3,000,000            A               North Carolina, Municipal Power Agency, No. 1 Catawba
                                        Electric Revenue, Series B, ACA-CBI Insured,
                                        6.375% due 1/1/13                                                       3,198,750
    770,000            BBB             Philadelphia, PA Gas Works Revenue Bonds, 13th Series,
                                        7.400% due 6/15/00                                                        774,150
  1,000,000            BB              Sam Rayburn, TX Municipal Power Supply System,
                                        Revenue Refunding, Series A, 6.200% due 10/1/01                         1,000,000
  2,495,000            AAA             Union County, NJ Utilities Authority, Series A,
                                        AMBAC-Insured, 5.000% due 6/1/14(a)                                     2,332,825
-------------------------------------------------------------------------------------------------------------------------
                                                                                                               24,915,287
-------------------------------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
18                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                               March 31, 2000
--------------------------------------------------------------------------------

     FACE
    AMOUNT             RATING+                            SECURITY                                               VALUE
=========================================================================================================================
Water and Sewer -- 1.6%
$ 2,425,000            AAA             Clark County, NV GO Refunding, Flood Control,
                                         FGIC-Insured, 4.500% due 11/1/16                                     $ 2,103,687
  1,000,000            AA-             Macon, GA Water Authority, Water & Sewer Revenue,
                                          4.500% due 10/1/08                                                      856,250
  1,500,000            NR              New Jersey EDA, Water Facilities Revenue, Series 1991,
                                         (New Jersey American Water Co. Inc. Project),
                                         Private Placement, 7.400% due 11/1/01(a)                               1,530,000
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                4,489,937
-------------------------------------------------------------------------------------------------------------------------
                                       TOTAL INVESTMENTS -- 100%
                                       (Cost -- $283,571,721**)                                              $282,420,166
=========================================================================================================================

+ All ratings are by Standard & Poor's Ratings Service except those identified by an asterisk (*) which are rated by Moody's Investors Service Inc.
(a) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
(b) Bonds escrowed to maturity with U.S. government securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.
(c) Residual interest bonds-coupon varies inversely with level of short-term tax-exempt interest rates.
(d) Bonds escrowed with U.S. government securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.
(e) Variable rate obligation payable at par on demand at any time on no more than seven days notice.
**   Aggregate cost for Federal income tax purposes is substantially the same.

     See pages 20 and 21 for definition of ratings and certain security descriptions.


                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       19

--------------------------------------------------------------------------------
Bond Ratings (unaudited)
--------------------------------------------------------------------------------

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "BB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA  -- Bonds rated "AAA" have the highest rating assigned by Standard & Poor's.
        Capacity to pay interest and repay principal is extremely strong.

AA   -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.

A    -- Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB   -- Bonds rated "BB" have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

Moody's Investor's Services Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Ba", where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa   -- Bonds rated "Aa" are judged to be of high quality by all standards.
        Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A    -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa -- Bonds rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba   -- Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

--------------------------------------------------------------------------------
20                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Bond Ratings (unaudited) (continued)
--------------------------------------------------------------------------------

Fitch IBCA, Inc. ("Fitch") -- Ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

A      -- Bonds rated "A" are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and/or dividends and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than securities with higher ratings.

BBB    -- Bonds rated "BBB" are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest or dividends and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these securities and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for securities with higher ratings.

NR     -- Indicates that the bond is not rated by Standard & Poor's, Moody's or
          Fitch.

--------------------------------------------------------------------------------
Short-Term Security Ratings (unaudited)
--------------------------------------------------------------------------------

SP-1    -- Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1     -- Standard & Poor's highest commercial paper and variable rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1  -- Moody's highest rating for issues having a demand feature -- VRDO.

MIG 1   -- Moody's highest rating for short-term municipal obligations.

P-1     -- Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

--------------------------------------------------------------------------------
Security Descriptions (unaudited)
--------------------------------------------------------------------------------

ABAG    -- Association of Bay Area Governments
AIG     -- American International Guaranty
AMBAC   -- AMBAC Indemnity Corporation
BIG     -- Bond Investors Guaranty
CGIC    -- Capital Guaranty Insurance Company
CONNIE
  LEE   -- College Construction Loan Insurance Association
COP     -- Certificate of Participation
EDA     -- Economic Development Authority
FLAIRS  -- Floating Adjustable Interest Rate Securities
FGIC    -- Financial Guaranty Insurance Company
FHA     -- Federal Housing Administration
FHLMC   -- Federal Home Loan Mortgage Corporation
FNMA    -- Federal National Mortgage Association
FSA     -- Financial Security Assurance
GIC     -- Guaranteed Investment Contract
GNMA    -- Government National Mortgage Association
GO      -- General Obligation
HFA     -- Housing Finance Authority
IDA     -- Industrial Development Authority
IDB     -- Industrial Development Board
IDR     -- Industrial Development Revenue
ISD     -- Independent School District
INFLOS  -- Inverse Floaters
LOC     -- Letter of Credit
MBIA    -- Municipal Bond Investors Assurance Corporation
MVRICS  -- Municipal Variable Rate Inverse Coupon Security
PCFA    -- Pollution Control Financing Authority
PCR     -- Pollution Control Revenue
PSFG    -- Permanent School Fund Guaranty
RIBS    -- Residual Interest Bonds
RITES   -- Residual Interest Tax-Exempt Securities
VA      -- Veterans Administration
VRDN    -- Variable Rate Demand Note
VRWE    -- Variable Rate Wednesday Demand

--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       21

--------------------------------------------------------------------------------
Statement of Assets and Liabilities                               March 31, 2000
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value (Cost -- $283,571,721)                      $ 282,420,166
   Interest receivable                                                   4,926,573
   Receivable for securities sold                                        1,111,207
   Receivable for Fund shares sold                                         180,854
----------------------------------------------------------------------------------
   Total Assets                                                        288,638,800
----------------------------------------------------------------------------------
LIABILITIES:
   Payable for securities purchased                                      6,130,360
   Dividends payable                                                       475,623
   Payable for Fund shares purchased                                       197,977
   Management fees payable                                                 137,594
   Payable to bank                                                          42,501
   Distribution fees payable                                                18,799
   Accrued expenses                                                         75,355
----------------------------------------------------------------------------------
   Total Liabilities                                                     7,078,209
----------------------------------------------------------------------------------
Total Net Assets                                                     $ 281,560,591
==================================================================================
NET ASSETS:
   Par value of shares of beneficial interest                        $      44,288
   Capital paid in excess of par value                                 298,285,204
   Undistributed net investment income                                     353,795
   Accumulated net realized loss from security transactions            (15,971,141)
   Net unrealized depreciation of investments                           (1,151,555)
----------------------------------------------------------------------------------
Total Net Assets                                                     $ 281,560,591
==================================================================================
Shares Outstanding:
   Class A                                                              37,065,064
   -------------------------------------------------------------------------------
   Class L                                                               5,201,844
   -------------------------------------------------------------------------------
   Class Y                                                               2,020,814
   -------------------------------------------------------------------------------
Net Asset Value:
   Class A (and redemption price)                                            $6.36
   -------------------------------------------------------------------------------
   Class L *                                                                 $6.37
   -------------------------------------------------------------------------------
   Class Y (and redemption price)                                            $6.36
   -------------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
   Class A (net asset value plus 2.04% of net asset value per share)         $6.49
   -------------------------------------------------------------------------------
   Class L (net asset value plus 1.01% of net asset value per share)         $6.43
==================================================================================

* Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within one year from initial purchase.


                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
22                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Operations                        For the Year Ended March 31, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Interest                                                               $  19,988,407
---------------------------------------------------------------------------------------
EXPENSES:
   Management fees (Note 3)                                                   1,755,970
   Distribution fees (Note 3)                                                   559,958
   Registration fees                                                             97,838
   Shareholder and system servicing fees                                         75,674
   Shareholder communications                                                    56,842
   Audit and legal                                                               40,331
   Pricing service fees                                                          35,053
   Custody                                                                       21,613
   Trustees' fees                                                                 1,517
   Other                                                                         16,590
---------------------------------------------------------------------------------------
   Total Expenses                                                             2,661,386
---------------------------------------------------------------------------------------
Net Investment Income                                                        17,327,021
---------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (NOTE 4):
   Realized Loss From Security Transactions
   (excluding short-term securities):
     Proceeds from sales                                                    472,840,459
     Cost of securities sold                                                486,644,340
---------------------------------------------------------------------------------------
   Net Realized Loss                                                        (13,803,881)
---------------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation (Depreciation) of Investments:
     Beginning of year                                                       10,479,804
     End of year                                                             (1,151,555)
---------------------------------------------------------------------------------------
   Increase in Net Unrealized Depreciation                                  (11,631,359)
---------------------------------------------------------------------------------------
Net Loss on Investments                                                     (25,435,240)
---------------------------------------------------------------------------------------
Decrease in Net Assets From Operations                                    $  (8,108,219)
=======================================================================================


                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       23

--------------------------------------------------------------------------------
Statement of Changes in Net Assets                 For the Years Ended March 31,
--------------------------------------------------------------------------------

                                                                             2000                  1999
==========================================================================================================
OPERATIONS:
   Net investment income                                               $  17,327,021          $ 15,293,295
   Net realized gain (loss)                                              (13,803,881)            1,463,568
   Increase in net unrealized depreciation                               (11,631,359)             (986,611)
----------------------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets From Operations                      (8,108,219)           15,770,252
----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM (NOTE 2):
   Net investment income                                                 (16,971,039)          (15,675,859)
   In excess of net investment income                                           --                (157,571)
----------------------------------------------------------------------------------------------------------
   Decrease in Net Assets From
     Distributions to Shareholders                                       (16,971,039)          (15,833,430)
----------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 6):
   Net proceeds from sale of shares                                       63,248,493           166,645,885
   Net asset value of shares issued
    for reinvestment of dividends                                          9,871,529             9,197,538
   Cost of shares reacquired                                            (164,806,886)          (65,668,310)
----------------------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets From
    Fund Share Transactions                                              (91,686,864)          110,175,113
----------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                                       (116,766,122)          110,111,935
NET ASSETS:
   Beginning of year                                                     398,326,713           288,214,778
----------------------------------------------------------------------------------------------------------
   End of year*                                                        $ 281,560,591          $398,326,713
==========================================================================================================
*  Includes undistributed (overdistributed)
      net investment income of:                                        $     353,795          $     (2,187)
==========================================================================================================


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
24                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

1.   Significant Accounting Policies

The Limited Term Portfolio ("Portfolio") is a separate, diversified investment portfolio of the Smith Barney Muni Funds ("Fund"). The Fund, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and consists of this Portfolio and eight other separate investment portfolios: Florida, Georgia, New York, Pennsylvania, National, California Money Market, New York Money Market and Massachusetts Money Market Portfolios. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the quoted bid and ask prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; (d) securities for which market quotations are not available will be valued in good faith at fair market value by or under the direction of the Board of Trustees; (e) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) interest income, adjusted for amortization of premium and accretion of original issue discount,is recorded on an accrual basis; market discount is recognized upon the disposition of the security; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) direct expenses are charged to each Portfolio and each class; management fees and general fund expenses are allocated on the basis of relative net assets by class; (j) the Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (k) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles and
(l) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       25

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

2.   Exempt-Interest Dividends and Other Distributions

The Portfolio intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Portfolio.

Capital gain distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

3.  Management Agreement and Transactions with Affiliated Persons

SSB Citi Fund Management LLC ("SSBC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager to the Fund. The Portfolio pays SSBC a management fee calculated at an annual rate of 0.50% of its average daily net assets. This fee is calculated daily and paid monthly.

Effective October 1999, Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, became the Fund's transfer agent and PFPC Global Fund Services ("PFPC") became the sub-transfer agent. CFTC receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. During the period October 1, 1999 through March 31, 2000,the Portfolio paid transfer agent fees of $28,560 to CFTC.

CFBDS, Inc. ("CFBDS") acts as the Fund's distributor. Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, as well as certain other broker-dealers, continues to sell Fund shares to the public as a member of the selling group.

There are maximum initial sales charges of 2.00% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 1.00% on Class A shares,which applies if redemption occurs within one year from purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares,equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase.

--------------------------------------------------------------------------------
26                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

For the year ended March 31, 2000, SSB and CFBDS received sales charges of approximately $259,000 and $45,000 on sales of the Portfolio's Class A and Class L shares, respectively. In addition, for the year ended March 31, 2000, CDSCs paid to SSB were approximately:

                                                 Class A               Class L
================================================================================
CDSCs                                            $103,000              $18,000
================================================================================

Pursuant to a Distribution Plan, the Portfolio pays a service fee with respect to Class A and L shares calculated at an annual rate of 0.15% of the average daily net assets of each class. In addition, the Portfolio pays a distribution fee with respect to Class L shares calculated at an annual rate of 0.20% of the average daily net assets.

For the year ended March 31, 2000, total Distribution Plan fees incurred were:

                                                 Class A               Class L
================================================================================
Distribution Plan Fees                           $422,895              $137,063
================================================================================

All officers and one Trustee of the Fund are employees of SSB.

4.   Investments

During the year ended March 31, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                          $377,098,856
--------------------------------------------------------------------------------
Sales                                                               472,840,459
================================================================================

At March 31, 2000, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                       $ 4,115,748
Gross unrealized depreciation                                        (5,267,303)
--------------------------------------------------------------------------------
Net unrealized depreciation                                         $(1,151,555)
================================================================================

--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       27

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

5.   Capital Loss Carryforward

At March 31, 2000, the Portfolio had, for Federal income tax purposes, approximately $11,508,000 of capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on March 31, of the year indicated:

                                        2003           2004            2008
================================================================================
Carryforward Amounts                  $273,000      $1,740,000      $9,495,000
================================================================================

6.   Shares of Beneficial Interest

At March 31, 2000, the Fund had an unlimited amount of shares of beneficial interest authorized with a par value of $0.001 per share. The Portfolio has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Portfolio and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

At March 31, 2000, total paid-in capital amounted to the following for each class:

                                       Class A         Class L        Class Y
================================================================================
Total Paid-in Capital               $247,097,182     $35,732,148    $15,500,162
================================================================================

Transactions in shares of each class were as follows:

                                                    Year Ended                         Year Ended
                                                   March 31, 2000                   March 31, 1999++
                                                --------------------            ----------------------
                                                Shares        Amount            Shares          Amount
=========================================================================================================
Class A
Shares sold                                   8,454,416   $  55,324,785       14,845,279     $101,467,691
Shares issued on reinvestment                 1,279,885       8,257,254        1,146,421        7,802,565
Shares reacquired                           (18,524,812)   (119,106,571)      (8,138,352)     (55,401,082)
---------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                      (8,790,511)  $ (55,524,532)       7,853,348     $ 53,869,174
=========================================================================================================
Class L+
Shares sold                                   1,045,498   $   6,895,708        2,424,398     $ 16,578,194
Shares issued on reinvestment                   182,565       1,179,244          152,139        1,036,463
Shares reacquired                            (2,186,785)    (14,093,158)      (1,020,319)      (6,958,879)
---------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                        (958,722)  $  (6,018,206)       1,556,218     $ 10,655,778
=========================================================================================================
Class Y
Shares sold                                     153,008   $   1,028,000        7,128,561     $ 48,600,000
Shares issued on reinvestment                    67,343         435,031           52,583          358,510
Shares reacquired                            (4,895,234)    (31,607,157)        (485,447)      (3,308,349)
---------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                      (4,674,883)  $ (30,144,126)       6,695,697     $ 45,650,161
=========================================================================================================

+    On June 12, 1998, Class C shares were renamed as Class L shares.
++ For Class Y shares, transactions are for the period from November 12, 1998 (inception date) to March 31, 1999.

--------------------------------------------------------------------------------
28                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year ended March 31, except where noted:

Class A Shares                                              2000(1)      1999(1)         1998         1997         1996
=======================================================================================================================
Net Asset Value, Beginning of Year                         $  6.78      $  6.76        $ 6.54       $ 6.61       $ 6.54
-----------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                                       0.32         0.32          0.34         0.34         0.36
  Net realized and unrealized gain (loss)                    (0.42)        0.03          0.22        (0.06)        0.07
-----------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                          (0.10)        0.35          0.56         0.28         0.43
-----------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                                      (0.32)       (0.33)        (0.34)       (0.35)       (0.36)
  Excess of net investment income                               --        (0.00)*          --           --           --
-----------------------------------------------------------------------------------------------------------------------
Total Distributions                                          (0.32)       (0.33)        (0.34)       (0.35)       (0.36)
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                               $  6.36      $  6.78        $ 6.76       $ 6.54       $ 6.61
-----------------------------------------------------------------------------------------------------------------------
Total Return                                                 (1.46)%       5.29%         8.66%        4.30%        6.65%
-----------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)                         $   236      $   311        $  257       $  260       $  278
-----------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(2)                                                 0.75%        0.72%         0.74%        0.75%        0.75%
  Net investment income                                       4.97         4.72          5.14         5.16         5.43
-----------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                        108%          52%           58%          46%          26%
=======================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.
(2) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.85%.
*    Amount represents less than $0.01.

--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       29

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year ended March 31, except where noted:

Class L Shares                                       2000(1)   1999(1)(2)     1998        1997       1996
=========================================================================================================
Net Asset Value, Beginning of Year                  $  6.79   $  6.76      $  6.54     $  6.61    $  6.54
---------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income                                 0.31      0.31         0.33        0.33       0.35
 Net realized and unrealized gain (loss)              (0.43)     0.03         0.21       (0.06)      0.06
---------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                   (0.12)     0.34         0.54        0.27       0.41
---------------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                                (0.30)    (0.31)       (0.32)      (0.34)     (0.34)
 Excess of net investment income                         --     (0.00)*         --          --         --
---------------------------------------------------------------------------------------------------------
Total Distributions                                   (0.30)    (0.31)       (0.32)      (0.34)     (0.34)
---------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                        $  6.37   $  6.79      $  6.76     $  6.54    $  6.61
---------------------------------------------------------------------------------------------------------
Total Return                                          (1.69)%    5.04%        8.36%       4.10%      6.45%
---------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                      $33,113   $41,844      $31,133     $28,325    $28,824
---------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses(3)                                           0.98%     0.94%        0.99%       0.97%      0.96%
 Net investment income                                 4.74      4.50         4.89        4.94       5.22
---------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                 108%       52%          58%         46%        26%
=========================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.
(2)  On June 12, 1998, Class C shares were renamed Class L shares.
(3) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 1.05%.
*    Amount represents less than $0.01.

--------------------------------------------------------------------------------
30                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year ended March 31, except where noted:

Class Y Shares                                    2000(1)             1999(1)(2)
================================================================================
Net Asset Value, Beginning of Year               $  6.78            $  6.82
--------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income                              0.33               0.12
 Net realized and unrealized loss                  (0.42)             (0.02)
--------------------------------------------------------------------------------
Total Income (Loss) From Operations                (0.09)              0.10
--------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                             (0.33)             (0.14)
 Excess of net investment income                      --              (0.00)*
--------------------------------------------------------------------------------
Total Distributions                                (0.33)             (0.14)
--------------------------------------------------------------------------------
Net Asset Value, End of Year                     $  6.36            $  6.78
--------------------------------------------------------------------------------
Total Return                                       (1.31)%             1.46%++
--------------------------------------------------------------------------------
Net Assets, End of Year (000s)                   $12,843            $45,408
--------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses(3)                                        0.55%              0.53%+
 Net investment income                              5.09               4.65+
--------------------------------------------------------------------------------
Portfolio Turnover Rate                              108%                52%
================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.
(2)  For the period November 12, 1998 (inception date) to March 31, 1999.
(3) As a result of voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.70%.
*    Amount represents less than $0.01.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       31

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of the Limited Term Portfolio of Smith Barney Muni Funds:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Limited Term Portfolio of Smith Barney Muni Funds as of March 31, 2000, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2000, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Limited Term Portfolio of Smith Barney Muni Funds as of March 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                 /s/ KPMG LLP

New York, New York
May 11, 2000

--------------------------------------------------------------------------------
32                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Tax Information (unaudited)
--------------------------------------------------------------------------------

For Federal tax purposes the Portfolio hereby designates for the fiscal year ended March 31, 2000:

   . 99.99% of the dividends paid by the fund from net investment income as tax exempt for regular Federal income tax purposes.



--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       33

--------------------------------------------------------------------------------
Additional Shareholder Information (unaudited)
--------------------------------------------------------------------------------

On April 19, 1999, a special meeting of shareholders of the Trust was held for the purpose of electing Trustees to the Trust.

The results were as follows:

                             Shares              Percentage         Shares             Percentage
                              Voted               Of Shares          Voted              of Shares
Name of Trustees               For                  Voted           Against               Voted
================================================================================================
Lee Abraham                1,350,265,160.850        97.943%       28,359,584.139          2.057%
Allan J. Bloostein         1,351,356,664.226        98.022        27,268,080.763          1.978
Jane F. Dasher             1,352,390,291.715        98.097        26,234,456.274          1.903
Donald R. Foley            1,350,867,506.020        97.987        27,757,238.969          2.013
Richard E. Hanson, Jr.     1,351,302,644.963        98.018        27,322,100.026          1.982
Paul Hardin                1,352,452,572.699        98.102        26,172,172.290          1.898
Heath B. McLendon          1,352,481,643.116        98.104        26,143,101.873          1.896
Roderick C. Rasmussen      1,351,438,798.818        98.028        27,185,946.171          1.972
John P. Toolan             1,352,497,455.396        98.105        26,127,289.594          1.895
================================================================================================

--------------------------------------------------------------------------------
34                                            2000 Annual Report to Shareholders

                      (This page intentionally left blank.)

                      (This page intentionally left blank.)

                        [LOGO OF SALOMON SMITH BARNEY]

Trustees
Lee Abraham
Allan J. Bloostein
Jane F. Dasher
Donald R. Foley
Richard E. Hanson, Jr.
Paul Hardin
Heath B. McLendon, Chairman
Roderick C. Rasmussen
John P. Toolan

Joseph H. Fleiss, Emeritus


Officers
Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Peter M. Coffey
Vice President

Anthony Pace
Controller

Christina T. Sydor
Secretary

Investment Manager
SSB Citi Fund Management LLC

Distributor
CFBDS, Inc.

Custodian
PFPC Trust Company

Transfer Agent
Citi Fiduciary Trust Company
388 Greenwich Street, 22nd Floor
New York, New York 10013

Sub-Transfer Agent
PFPC Global Fund Services
P.O. Box 9699
Providence, Rhode Island 02940-9699

This report is submitted for the general information of the shareholders of Smith Barney Muni Funds -- Limited Term Portfolio, but it may also be used as sales literature when preceded or accompanied by the current Prospectus which gives details about changes, expenses, investment objectives and operating policies of the Portfolio. If used as sales material after June 30, 2000, this report must be accompanied by performance information for the most recently completed calendar quarter.

Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

Smith Barney Muni Funds
388 Greenwich Street, MF-2
New York, New York 10013

www.smithbarney.com/mutual funds

[LOGO OF SMITH BARNEY MUNI FUNDS]


                            SMITH BARNEY MUNI FUNDS

                               NATIONAL PORTFOLIO



                                                       STYLE PURE SERIES

                                                       ANNUAL REPORT

                                                       MARCH 31, 2000


                      [LOGO OF SMITH BARNEY MUTUAL FUNDS]



            NOT FDIC INSURED . NOT BANK GUARANTEED . MAY LOSE VALUE

Smith Barney Muni Funds National Portfolio

The Smith Barney Muni Funds - National Portfolio seeks to pay its shareholders as high a level of The monthly income exempt from federal income taxes Smith Barney Muni Funds - National Portfolio as is consistent with prudent investing. (Please note that a portion of the income from this Fund may be subject to the Alternative Minimum Tax.)


Smith Barney Muni Funds - National Portfolio
Average Annual Total Returns
March 31, 2000

                                          Without Sales Charges(1)
                                 -----------------------------------------------
                                 Class A          Class B           Class L
================================================================================
One-Year                         (2.03)%          (2.56)%           (2.57)%
--------------------------------------------------------------------------------
Five-Year                         5.74             5.18              5.10
--------------------------------------------------------------------------------
Ten-Year                          7.21             N/A               N/A
--------------------------------------------------------------------------------
Since Inception+                  7.23             6.67              5.21
================================================================================

                                           With Sales Charges(2)
                                 -----------------------------------------------
                                 Class A          Class B           Class L
================================================================================
One-Year                         (5.94)%          (6.73)%           (4.46)%
--------------------------------------------------------------------------------
Five-Year                         4.87             5.02              4.89
--------------------------------------------------------------------------------
Ten-Year                          6.77             N/A               N/A
--------------------------------------------------------------------------------
Since Inception+                  6.91             6.67              5.06
================================================================================
(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charge of 4.00% and 1.00%, respectively. Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed also within the first year of purchase.
     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.
+ Inception dates for Class A, B and L shares are August 20, 1986, November 7, 1994 and January 5, 1993, respectively.

--------------------------------------------------------------------------------
FUND HIGHLIGHT
--------------------------------------------------------------------------------

During the period covered by this report, we took advantage of rising interest rates to generate additional yield in the National Portfolio. Also in select instances, we began selling bonds with shorter calls without giving up income. We feel that this should enable us to replace a much higher percentage of the older high coupon bonds that may be subject to early call. (Callable bonds are redeemable by the issuer before the scheduled maturity under specific conditions and at a stated price, which usually begins at a premium to par and declines annually. Bonds are usually "called" when interest rates fall so significantly that the issuer can save money by floating new bonds at lower rates.)

--------------------------------------------------------------------------------
NASDAQ SYMBOL
--------------------------------------------------------------------------------

                     Class A                   SBBNX
                     Class B                   SBNBX
                     Class L                   SBNLX

--------------------------------------------------------------------------------
WHAT'S INSIDE
--------------------------------------------------------------------------------

A Message from the Chairman ...............................................    1

Shareholder Letter ........................................................    2

Historical Performance ....................................................    5

Smith Barney Muni Funds - National Portfolio
at a Glance ...............................................................    7

Schedule of Investments ...................................................    8

Statement of Assets and Liabilities .......................................   21

Statement of Operations ...................................................   22

Statements of Changes in Net Assets .......................................   23

Notes to Financial Statements .............................................   24

Financial Highlights ......................................................   27

Independent Auditors' Report ..............................................   29

Tax Information ...........................................................   30

Additional Shareholder Information ........................................   30

--------------------------------------------------------------------------------
A MESSAGE FROM THE CHAIRMAN OF THE SMITH BARNEY MUNI FUNDS - NATIONAL PORTFOLIO
--------------------------------------------------------------------------------


    [PHOTO]
HEATH B. MCLENDON
Chairman

Dear Shareholder:

The economic environment in which the Smith Barney Muni Funds - National Portfolio has operated has been one of high expectations and rapid change. The U.S. economy continues its tremendous growth. Unemployment is at an all time low as consumer confidence reaches all time highs. While this economic strength has proven to be supportive of stocks, it has hurt bonds as fears of inflationary pressures rise and the Fed continues to raise rates.

Since 1998, worldwide economic underpinnings have improved significantly. The global credit crunch that had taken hold on financial markets has subsided, with credit concerns limited to specific situations, but positive on an overall basis. Moreover, despite continued economic growth, inflationary pressures have been negligible allowing for increasingly competitive real rates of return (i.e., yield adjusted for inflation). In addition, we are experiencing a historically unique circumstance wherein the U.S. government is buying back U.S. Treasury securities in order to reduce federal debt. This active buying of outstanding U.S. Treasury bonds by the government has created a situation where Treasury yields are low compared to the income return available on other fixed income instruments. These conditions have added a new complexity to bond investing, which we believe makes professional money management more valuable today than ever before.

We continue to believe that municipal bonds represent excellent value. The relative stability and historically high yields available in this sector should restore a level of confidence to those investors seeking to ride out the volatility apparent in other asset classes.

Despite more volatile markets and the great debate about the future shape of the global economy, putting clients needs first has been Citigroup's tradition for over a century. We provide some 100 million people, businesses, governments and institutions in 100 countries with a broad range of financial products and services. SSB Citi Fund Management LLC ("SSBC"), Citigroup's asset management division, offers you access to a broad range of products including equities, fixed income and money markets. Our global resources are extensive, far-reaching and powerful, with a strong presence in the U.S., Europe, Japan, Latin America, Asia Pacific and Australia

We invite you to explore our capabilities as a market leader in areas such as retirement, tax and estate planning, and we encourage you to work closely with your Salomon Smith Barney Financial Consultant to discuss the full range of services we offer. He or she can further discuss the unique advantages of professional investment management and how SSBC can help you to develop a long-term disciplined plan to help you achieve your investment goals.

When you invest with SSBC, you can do so with the confidence that your interests come first, your investment success is paramount, and that the ultimate in resources is being committed to your financial future. Thank you for investing with us.

Sincerely,

/s/ Heath B McLendon

Heath B. McLendon
Chairman                                                          April 25, 2000

--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                        1

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

   [PHOTO]
PETER M. COFFEY
Vice President

Dear Shareholder:

We are pleased to provide the annual report for the Smith Barney Muni Funds - National Portfolio ("Portfolio") for the year ended March 31, 2000. In this report, we summarize the period's prevailing economic and market conditions and outline our investment strategy. A detailed summary of the Portfolio's performance can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

Performance Update
For the year ended March 31, 2000, the Class A, B and L shares of the Portfolio reported negative total returns of 2.03%, 2.56% and 2.57%, without sales charges, respectively. The Portfolio's Class A, B and L shares, with sales charges, returned negative total returns of 5.94%, 6.73% and 4.46%, respectively, for the same time period. In comparison, the average total return for general municipal bond funds for the same period was negative 2.40%, according to Lipper, Inc. (Lipper, Inc. is an independent fund-tracking organization.)

Based on its net asset value ("NAV") of $12.94 as of March 31, 2000 for Class A shares and the current monthly income distribution rate of $0.061 per Class A share, the annualized distribution for the Portfolio equates to 5.66%./1/

Market and Economic Overview
The bond markets have changed dramatically over the past several years. In our view, one central theme of this change, which began following the Asian crisis in 1997, is that the capital markets can no longer rely on the U.S. Treasury markets to provide a near-perfect "benchmark" of interest rates. Before the Asian crisis, the capital markets relied on the U.S. Treasury market as a measure to determine what bonds "should" yield.

Under these changing conditions, it may be more difficult for the Federal Reserve Board ("Fed") to moderate the growth of the economy, since long-term interest rates may not rise as the Fed puts upward pressure on short-term rates. The shape of the U.S. Treasury yield curve just six months ago was fairly normal. (The yield curve is a graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities. A normal yield curve depicts a relationship whereby bonds with longer maturities have higher yields than bonds with shorter maturities.) Historically, longer-term bonds are more volatile than short-term bonds because more risk is associated with those bonds with longer maturities.

As of the writing, yields on longer-term bonds are depressed by a potential reduced supply, as well as by expectations that the Fed may ultimately be successful in slowing the economy and diffusing inflationary pressures. The result: A negatively sloped yield curve for U.S. Treasuries. Instead of the usual upward-sloping curve, with yields rising steadily along with the maturity of Treasury bonds, the highest yields were for shorter-term bonds.

The U.S. economy continues to generate remarkable non-inflationary growth. The Fed has increased short-


----------
1 Annualized distribution rate is the Fund's current monthly income dividend rate, annualized and then divided by the NAV. This annualized distribution rate assumes a current monthly income dividend rate of $0.061 for twelve months. This rate is as of March 31, 2000 and is subject to change. The important difference between a total return and an annualized distribution rate is that the total return takes into consideration a number of factors including the fluctuation of the NAV or the market value during the period reported. The NAV fluctuation includes the effects of unrealized appreciation or depreciation in the Fund. Accordingly, since an annualized distribution rate only reflects the current monthly income dividend rate annualized, it should not be used as the sole indicator to judge the return you receive from your fund investment. Past performance is not indicative of future results.

--------------------------------------------------------------------------------
2                                             2000 Annual Report to Shareholders
term interest rates five times in the last nine months by a total of 125 basis points (or 1.25%).2 The Fed remains committed to keeping pressure on borrowing costs until the U.S. economy slows to a level that keeps inflation from accelerating. One key question: How much tightening is necessary to slow the economy to levels deemed desirable by the Fed? We think that increases amounting to another 50 to 75 basis points may be sufficient to slow economic growth. (A basis point is 0.01% or one one-hundredth of a percent.)

During the period, the municipal bond market performed quite well, particularly in comparison with non-U.S. Treasury taxable bonds. While municipals have been unable to keep pace with the decline in yields in the Treasury sector, they have clearly been able to avoid the higher volatility, credit worries and reduced access to capital that have begun to influence taxable bonds. In our view, the chief problem with municipal securities continues to be extremely tight supply. In fact, new issue volume in January 2000 was less than half of that sold in January 1999.

And while no assurances can be made, we believe that short-term and intermediate-term municipal yields are likely to increase slightly in value for the following reasons:

     . The expected continuing increases in the federal funds rate which would put upward pressure on short-term yields (The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.);

     . A likely increase in supply, which would be felt most dramatically in the supply of the short end of the yield curve; and

     . The yields on municipal bonds with longer maturities are not nearly as attractive as yields offered on a short and intermediate term taxable bond.

The last factor is particularly important in terms of the Portfolio's current investment strategy. While the U.S. Treasury yield curve has an inverted shape, with the highest yields in five years, the municipal yield curve has maintained a sharp positive slope. In fact, the difference in yield between 20-year and 30-year municipal bonds is only 10 basis points as of this writing.

As previously noted, the Portfolio seeks to provide investors with as high a level of income exempt from federal income taxes as is consistent with prudent investing.3

With the bond markets likely to remain volatile, we continue to favor an "ease into the market" approach. We tend to favor longer and intermediate maturities, where most of the benefits of the steep positive slope of the municipal yield curve can be obtained.

Average credit quality remained relatively high in the Portfolio during the reporting period. Although quality spreads have widened due to earnings pressure, especially in hospitals and healthcare related sectors, the difference in yield between the highest quality issues and medium grade issues is, in our view, relatively modest. We think our proprietary research enables us to invest in select medium-term credits for which perceived market risk is greater than our analysis indicates. Moreover, while no guarantees may be given we think our strategy may have the potential to increase income.

During the reporting period, we took advantage of rising interest rates to generate additional yield in the Portfolio. We also wanted to incorporate additional call protection into the Portfolio by selling off some of our higher coupon bonds with shorter calls, and replacing them with bonds that have similar high coupon structure, but are not subject to early call. (Callable bonds are redeemable by the issuer before the scheduled maturity under specific conditions and at a stated price, which usually begins at a premium to


----------
2 On May 16, 2000, after this letter was written, the Fed raised interest rates 0.50% to 6.5%.

3 Please note that a portion of the income from this Portfolio may be subject to the Alternative Minimum Tax ("AMT").


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                        3
par and declines annually. Bonds are usually "called" when interest rates fall so significantly that the issuer can save money by floating new bonds at lower rates.)

One of our objectives in the Portfolio is to try and create a built-in income stream for the long-term. To this end, we have generally focused on securities with high credit quality and good call protection, as we believe they offer good long-term value. Moreover, we have a fairly long weighted average life in the Portfolio because we believe that the risk of higher inflation at the present time is negligible. In addition, we think our greater emphasis on call protection should provide our shareholders with more consistent income if interest rates do in fact go down.

Also as of March 31, 2000, 92.6% of the Portfolio's holdings were rated investment grade or better (BBB/Bbb and higher) by either Standard & Poor's Rating Group or Moody's Investors Services Inc., with approximately 41.7% of the Portfolio invested in AAA/Aaa, the highest possible rating, (Standard & Poor's and Moody's are two major credit reporting and bond-rating agency.)

During the past twelve months, the Portfolio was broadly diversified over a range of different kinds of bonds. As of March 31, 2000, the Portfolio's assets were concentrated in hospital bonds (18.4%), transportation bonds (12.8%) and education bonds (9.5%).

Municipal Bond Market Outlook
We think the recent rise in interest rates has created buying opportunities. While no guarantees can be made, we remain confident that we may be able to achieve a high level of tax-exempt income, consistent with prudent investing and close attention to credit quality.

In light of the recent volatility in the fixed income markets, one surprising result is clear to us that long-term municipal bond yields have not changed much in several months. We believe the relative stability of many municipals bonds may offer investors stability in a highly volatile bond market (as well as the higher volatility that may be associated with other capital markets.) (Of course, no guarantees can be given.)

We also believe that Fed monetary policy action should be sufficient to slow the economy without triggering higher inflation. The good news is that the economy's "soft landing" is likely to be at a higher annual growth rate than was previously thought possible due to the possible emergence of a New Economy where technological advances can spur growth without inflationary pressures.

Although the bond markets remain unsettled, we maintain our positive outlook for municipal securities for the following reasons:

     . Longer intermediate and long maturity yields remain very high relative to taxable counterparts. For example, some bonds are yielding roughly 95% to 100% of similar maturity U.S. Treasuries;

     . The municipal yield curve remains very steeply sloped, even as the U.S. Treasury yield curve is inverted; and

     . When capital markets begin to believe that the Fed has achieved its goal of easing growth down to non-inflationary levels, bonds could rally and shortages of bonds with the best coupon structures and call provisions may eventually surface.

In closing, we would like to thank you for investing in Smith Barney Muni Funds
- National Portfolio. We look forward to continuing to help you pursue your financial goals in the future.

Sincerely,

/s/ Peter M. Coffey

Peter M. Coffey
Vice President

April 25, 2000


--------------------------------------------------------------------------------
4                                             2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Historical Performance -- Class A Shares
--------------------------------------------------------------------------------

                        Net Asset Value
                      -------------------
                      Beginning     End      Income    Capital Gain     Total
Year Ended             of Year    of Year  Dividends  Distributions   Returns(1)
================================================================================
3/31/00                $13.97     $12.94     $0.73        $0.01         (2.03)%
--------------------------------------------------------------------------------
3/31/99                 14.16      13.97      0.75         0.21          5.50
--------------------------------------------------------------------------------
3/31/98                 13.60      14.16      0.80         0.16         11.47
--------------------------------------------------------------------------------
3/31/97                 13.67      13.60      0.79         0.00          5.41
--------------------------------------------------------------------------------
3/31/96                 13.32      13.67      0.81         0.00          8.83
--------------------------------------------------------------------------------
3/31/95                 13.35      13.32      0.84         0.00          6.38
--------------------------------------------------------------------------------
3/31/94                 13.81      13.35      0.86         0.06          3.17
--------------------------------------------------------------------------------
3/31/93                 12.95      13.81      0.89         0.00         13.96
--------------------------------------------------------------------------------
3/31/92                 12.49      12.95      0.90         0.00         11.21
--------------------------------------------------------------------------------
3/31/91                 12.24      12.49      0.83         0.00          9.13
================================================================================
Total                                        $8.20        $0.44
================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class B Shares
--------------------------------------------------------------------------------

                       Net Asset Value
                      -------------------
                      Beginning     End      Income    Capital Gain     Total
Year Ended             of Year    of Year  Dividends  Distributions   Returns(1)
================================================================================
3/31/00                $13.96     $12.93     $0.66        $0.01         (2.56)%
--------------------------------------------------------------------------------
3/31/99                 14.16      13.96      0.68         0.21          4.92
--------------------------------------------------------------------------------
3/31/98                 13.61      14.16      0.73         0.16         10.80
--------------------------------------------------------------------------------
3/31/97                 13.67      13.61      0.72         0.00          4.95
--------------------------------------------------------------------------------
3/31/96                 13.33      13.67      0.74         0.00          8.26
--------------------------------------------------------------------------------
Inception*-- 3/31/95    12.41      13.33      0.32         0.00         10.11+
================================================================================
Total                                        $3.85        $0.38
================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class L Shares
--------------------------------------------------------------------------------

                       Net Asset Value
                      -------------------
                      Beginning     End      Income    Capital Gain     Total
Year Ended             of Year    of Year  Dividends  Distributions   Returns(1)
================================================================================
3/31/00                $13.97     $12.95     $0.65        $0.01         (2.57)%
--------------------------------------------------------------------------------
3/31/99                 14.16      13.97      0.65         0.21          4.79
--------------------------------------------------------------------------------
3/31/98                 13.59      14.16      0.70         0.16         10.71
--------------------------------------------------------------------------------
3/31/97                 13.65      13.59      0.71         0.00          4.90
--------------------------------------------------------------------------------
3/31/96                 13.32      13.65      0.74         0.00          8.13
--------------------------------------------------------------------------------
3/31/95                 13.33      13.32      0.74         0.00          5.80
--------------------------------------------------------------------------------
3/31/94                 13.80      13.33      0.77         0.06          2.40
--------------------------------------------------------------------------------
Inception*-- 3/31/93    13.47      13.80      0.20         0.00          3.98+
================================================================================
Total                                        $5.16        $0.44
================================================================================

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                        5

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                                                 Without Sales Charges(1)
                                        ----------------------------------------
                                          Class A        Class B         Class L
================================================================================
Year Ended 3/31/00                        (2.03)%        (2.56)%        (2.57)%
--------------------------------------------------------------------------------
Five Years Ended 3/31/00                   5.74           5.18           5.10
--------------------------------------------------------------------------------
Ten Years Ended 3/31/00                    7.21           N/A            N/A
--------------------------------------------------------------------------------
Inception* through 3/31/00                 7.23           6.67           5.21
================================================================================

                                                  With Sales Charges(2)
                                        ----------------------------------------
                                          Class A        Class B         Class L
================================================================================
Year Ended 3/31/00                        (5.94)%        (6.73)%         (4.46)%
--------------------------------------------------------------------------------
Five Years Ended 3/31/00                   4.87           5.02            4.89
--------------------------------------------------------------------------------
Ten Years Ended 3/31/00                    6.77           N/A             N/A
--------------------------------------------------------------------------------
Inception* through 3/31/00                 6.91           6.67            5.06
================================================================================

--------------------------------------------------------------------------------
CUMULATIVE TOTAL RETURNS
--------------------------------------------------------------------------------

                                                 Without Sales Charges(1)
================================================================================
Class A (3/31/90 through 3/31/00)                        100.61%
--------------------------------------------------------------------------------
Class B (Inception* through 3/31/00)                      41.71
--------------------------------------------------------------------------------
Class L (Inception* through 3/31/00)                      44.43
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividends and capital gain distributions at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charge of 4.00% and 1.00%, respectively. Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

* Inception dates for Class A, B and L shares are August 20, 1986, November 7, 1994 and January 5, 1993, respectively.

+ Total return is not annualized, as it may not be representative of the total return for the year.


--------------------------------------------------------------------------------
6                                             2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
SMITH BARNEY MUNI FUNDS-- NATIONAL PORTFOLIO AT A GLANCE (UNAUDITED)
--------------------------------------------------------------------------------

Growth of $10,000 Invested in Class A Shares of the National Portfolio vs. Lehman Brothers Municipal Bond Index+
--------------------------------------------------------------------------------
                            March 1990 -- March 2000


                                    [GRAPH]


                                     Lehman
                                    Brothers
                                    Municipal
     Date           National        Bond Index
------------------------------------------------
     3/90                9,600           10,000
     3/91               10,449           10,922
     3/92               11,587           12,013
     3/93               13,169           13,517
     3/94               13,552           13,831
     3/95               14,395           14,860
     3/96               15,667           16,105
     3/97               16,514           16,982
     3/98               18,408           18,801
     3/99               19,255           19,967
 03/31/00               18,864           19,950


+ Hypothetical illustration of $10,000 invested in Class A shares on March 31, 1990, assuming deduction of the maximum 4.00% sales charge at the time of investment and reinvestment of dividends (after deduction of applicable sales charges through November 6, 1994, and thereafter at net asset value) and capital gains (at net asset value) through March 31, 2000. The Lehman Brothers Municipal Bond Index is a broad-based, total return index comprised of investment grade, fixed rate municipal bonds selected from issues larger than $50 million issued since January 1984. This index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. An investor may not invest directly in an index. The performance of the Portfolio's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.



Industry Diversification*
--------------------------------------------------------------------------------
 9.5%          Education

 4.2%          Escrowed to Maturity

 5.2%          General Obligation

18.4%          Hospital

11.1%          Housing

 7.4%          Pollution Control

 3.5%          Public Facilities

12.8%          Transportation

 8.0%          Utility

 5.5%          Water & Sewer

14.4%          Other


*    As a percentage of total investments.


Summary of Investments by Combined Ratings
--------------------------------------------------------------------------------
                                 Standard                        Percentage
 Moody's                         & Poor's                   of Total Investments
--------------------------------------------------------------------------------
   Aaa                              AAA                             41.7%
    Aa                              AA                              14.7
    A                               A                               17.2
   Baa                              BBB                             19.0
    Ba                              BB                               0.5
VMIG 1/P-1                          A-1                              0.4
    NR                              NR                               6.5
                                                                   -----
                                                                   100.0%
                                                                   =====

--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                        7

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS                                           MARCH 31, 2000
--------------------------------------------------------------------------------

 FACE
AMOUNT        RATING(a)                  SECURITY                                                        VALUE
==================================================================================================================
Education -- 9.5%
$ 1,000,000   A2*      Arizona Student Loan Acquisition Authority, Student Loan Revenue,
                         Series B1, 6.150% due 5/1/29 (b)                                              $  998,750
                       Boerne, TX ISD, PSFG:
  1,040,000   Aaa*       Zero coupon bond to yield 5.140% due 2/1/17                                      395,200
  3,285,000   Aaa*       Zero coupon bond to yield 5.220% due 2/1/19                                    1,079,944
                       Chicago, IL Board of Education:
  5,000,000   AAA        Lease Certificates, Series A, Refunding, MBIA-Insured,
                           6.000% due 1/1/20                                                            5,218,750
                         School Reform, FGIC-Insured:
  7,300,000   AAA          Series A, zero coupon bond to yield 5.300% due 12/1/31                       1,067,625
  1,175,000   AAA          Series B-1, zero coupon bond to yield 5.100% due 12/1/16                       447,969
    950,000   AA       Delaware State EDA Revenue, Student Housing, University Courtyard,
                         Series A, Asset Guaranteed, 5.900% due 8/1/19                                    948,813
                       Dexter, MI Community Schools, FGIC-Insured:
  2,500,000   AAA        5.000% due 5/1/23                                                              2,256,250
  1,000,000   AAA        5.100% due 5/1/28                                                                906,250
  1,845,000   AAA      Franklin, TN Special School District, FSA-Insured,
                         zero coupon bond to yield 5.750% due 6/1/17                                      689,569
  2,000,000   AAA      Granbury, TX ISD, PSFG, zero coupon bond to yield 5.544% due 8/1/19                645,000
                       Grapevine-Colleyville, TX ISD, PSFG:
  3,925,000   AAA        Zero coupon bond to yield 5.050% due 8/15/16                                   1,540,562
  2,250,000   AAA        Zero coupon bond to yield 5.100% due 8/15/17                                     826,875
                       Massachusetts State Health & Educational Facilities Authority Revenue:
  1,175,000   AAA        Northeastern University, Series I, MBIA-Insured,
                           5.000% due 10/1/29                                                           1,023,719
  3,000,000   AAA        Series G-4, INFLOS, 8.066% due 7/1/25 (c)                                      2,913,750
  3,480,000   Aaa*     Midlothian, TX ISD, PSFG, zero coupon bond to yield 6.271% due 2/15/20             991,800
  1,705,000   Baa3*    Monroe County, NY IDA Revenue, Student Housing, Series A,
                         5.250% due 4/1/19                                                              1,491,875
  1,500,000   Baa3*    New Hampshire Higher Education & Health, Brewster Academy,
                         6.750% due 6/1/25                                                              1,526,250
  1,500,000   A        New York State Dormitory Authority Revenue, State University
                         Educational Facilities, Series B, 7.500% due 5/15/11                           1,706,250
  1,000,000   AAA      Philadelphia, PA School District, Series A, MBIA-Insured,
                         4.500% due 4/1/23                                                                817,500
                       Private Colleges & Universities Authority:
  1,130,000   A3*        Georgia Revenue, (Mercer University Project), Series A,
                           5.250% due 10/1/20                                                           1,028,300
  1,420,000   A          Georgia Student Housing Revenue, (Mercer Housing Corp. Project),
                           Series A, ACA-Insured, 5.375% due 6/1/17                                     1,341,900
  2,500,000   AAA      Redford, MI ISD, AMBAC-Insured, 5.000% due 5/1/22                                2,262,500
    860,000   AA       Richland County, SC Educational Facilities Revenue, (Benedict College
                         Project), Asset Guaranteed, 5.750% due 7/1/19                                    846,025
  1,000,000   BBB-     Savannah, GA EDA Revenue, (College of Art & Design Inc. Project),
                         6.900% due 10/1/29                                                             1,017,500
                       Southern Illinios University Revenue, Housing & Auxiliary,
                         Series A, MBIA-Insured:
  4,950,000   AAA          Zero coupon bond to yield 5.510% due 4/1/21                                  1,410,750
  3,000,000   AAA          Zero coupon bond to yield 5.530% due 4/1/23                                    753,750
  3,000,000   AAA          Zero coupon bond to yield 5.540% due 4/1/25                                    667,500
  1,000,000   AAA      St. John's, MI Public Schools, FGIC-Insured, 5.000% due 5/1/21                     908,750

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
8                                             2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (CONTINUED)                               MARCH 31, 2000
--------------------------------------------------------------------------------

 FACE
AMOUNT        RATING(a)                  SECURITY                                                        VALUE
==================================================================================================================
Education -- 9.5% (continued)
                       Texas State Higher Education Coordinating Board,
                        College Student Loan Revenue:
$ 1,140,000   A*         7.450% due 10/1/06 (b)                                                     $   1,175,625
    160,000   A*         7.700% due 10/1/25 (b)                                                           164,600
  1,000,000   AAA      Utah Student Loan Revenue, Series 1991F, AMBAC-Insured,
                         7.450% due 11/1/08 (b)                                                         1,033,620
  1,500,000   Aaa*     Weatherford, TX ISD, PSFG, Capital Appreciation, zero coupon
                         bond to yield 6.730% due 2/15/21                                                 388,125
------------------------------------------------------------------------------------------------------------------
                                                                                                       40,491,646
------------------------------------------------------------------------------------------------------------------
Escrowed To Maturity(d) -- 4.2%
    735,000   AAA      Boston, MA Water & Sewer Revenue, Series A, 10.875% due 1/1/09                     937,125
  1,005,000   AAA      Douglas County, NE Hospital Authority No. 2, Bergan Mercy,
                         9.500% due 7/1/10                                                              1,217,306
  1,515,000   AAA      Fairmont, WV Water & Sewer Revenue, AMBAC-Insured,
                         9.250% due 11/1/11                                                             1,861,556
  5,010,000   AAA      Indiana Bond Bank, AMBAC-Insured, 9.750% due 8/1/09                              6,168,563
  1,670,000   AAA      Ohio State Water Development Authority Revenue, Safe Water,
                         Series 2, 9.375% due 12/1/10                                                   2,018,613
  1,025,000   AAA      Philadelphia Hospitals & Higher Education Facilities Authority,
                         Hospital Revenue, Presbyterian Medical Center, 6.650% due 12/1/19              1,150,562
  3,000,000   AAA      Port Everglades Authority, FL Port Revenue, 7.125% due 11/1/16                   3,510,000
    815,000   AAA      Weber County, UT Hospital Revenue, St. Benedict's Hospital,
                         10.000% due 3/1/10                                                             1,002,450
------------------------------------------------------------------------------------------------------------------
                                                                                                       17,866,175
------------------------------------------------------------------------------------------------------------------
General Obligation -- 5.2%
  5,000,000   NR       Barona Band of Mission Indians, CA GO, 8.250% due 1/1/20                         5,012,500
  2,640,000   AAA      Bastrop, TX GO, ISD, PSFG, zero coupon bond to yield
                         5.629% due 2/15/19                                                               874,500
  2,000,000   AAA      Berks County, PA GO, MVRICS, FGIC-Insured, 8.381% due 11/10/20 (c)               2,147,500
  5,000,000   AAA      Center Unified School District, CA GO, Series C, MBIA-Insured,
                         zero coupon bond to yield 5.838% due 9/1/20                                    1,525,000
                       District of Columbia, Series A, MBIA-Insured:
  4,000,000   AAA        5.000% due 6/1/18                                                              3,605,000
  2,125,000   AAA        5.500% due 6/1/29                                                              1,976,250
  1,075,000   Aaa*     Lago Vista, TX GO, ISD, PSFG, zero coupon bond to yield
                         5.689% due 8/15/22                                                               286,219
  1,875,000   AAA      McKeesport, PA GO, Area School District, MBIA-Insured,
                         zero coupon bond to yield 5.662% due 10/1/23                                     466,406
     10,000   A-       New York City, NY GO, Series D, 7.500% due 2/1/16                                   10,600
    100,000   A        Puerto Rico Commonwealth, Public Improvement, 4.500% due 7/1/23                     82,750
  1,000,000   Aa1*     Texas State GO, Veterans Housing Assistance, 6.450% due 12/1/20 (b)              1,031,250
  5,000,000   AAA      Washoe County, NV GO, Reno-Sparks Convention, Series A, FSA-Insured,
                         6.400% due 7/1/29                                                              5,131,250
------------------------------------------------------------------------------------------------------------------
                                                                                                       22,149,225
------------------------------------------------------------------------------------------------------------------
Hospital -- 18.4%
  3,000,000   BBB+     Arizona Health Facilities Authority Revenue, Catholic Healthcare West,
                         Series A, 6.625% due 7/1/20                                                    2,958,750
  3,000,000   BBB-     Arkansas State Development Finance Authority Hospital Revenue,
                         Washington Regional Medical Center, 7.375% due 2/1/29                          2,977,500

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                        9

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (CONTINUED)                               MARCH 31, 2000
--------------------------------------------------------------------------------


   FACE
  AMOUNT      RATING(a)                  SECURITY                                                        VALUE
==================================================================================================================
Hospital -- 18.4% (continued)
$ 1,690,000   A2*      California Health Facilities Finance Authority Revenue, Cedars-Sinai
                         Medical Center, Series A, 6.250% due 12/1/34                                  $1,694,225
  1,000,000   A        Colorado Health Facilities Authority Revenue Bonds, Vail Valley
                         Medical Center, 6.500% due 1/15/13                                             1,032,500
    725,000   A1*      Elkhart County, IN Hospital Authority Revenue, Elkhart General
                         Hospital Inc., 7.000% due 7/1/12                                                 754,000
    350,000   BB-      Green Springs, OH Health Care Facilities Revenue, (St. Francis Health Care
                         Center Project), Series A, 7.125% due 5/15/25                                    323,313
  1,500,000   AA       Harris County, TX Health Facilities Development Corp., Hospital Revenue,
                         Texas Children's Hospital Project, Series A, 5.250% due 10/1/29                1,301,250
  2,200,000   A        Harrison County, TX Health Facilities Development Corp. Revenue,
                         (Marshall Regional Medical Center Project), 5.500% due 1/1/18                  2,032,250
                       Hawaii State Department Budget & Finance, Special Purpose Revenue,
                         (Wilcox Memorial Hospital Project):
  1,000,000   BBB+         5.350% due 7/1/18                                                              815,000
  1,750,000   BBB+         5.500% due 7/1/28                                                            1,402,188
  3,000,000   BBB+     Henderson, NV Health Care Facility Revenue, Catholic Healthcare West,
                         Series A, 6.750% due 7/1/20                                                    2,913,750
  5,000,000   A-       Illinois Development Finance Authority Hospital Revenue, Adventist Health
                         System, Sunbelt Obligation, 5.500% due 11/15/29                                3,968,750
                       Illinois Health Facilities Authority Revenue:
  3,000,000   AAA        Alexian Brothers Health System, FSA-Insured, 5.000% due 1/1/19                 2,640,000
  1,000,000   A-         Centegra Health System, 5.250% due 9/1/18                                        808,750
    937,000   AAA        Community Provider Pooled Loan Program, FSA-Insured,
                           7.350% due 8/15/10                                                             983,850
  3,500,000   BBB        Mercy Hospital and Medical Center, 7.000% due 1/1/07                           3,583,125
  1,000,000   AAA        Methodist Health System, Series B, AMBAC-Insured,
                           RIBS, 9.466% due 5/18/21 (c)                                                 1,093,130
  3,000,000   A          OSF Healthcare Systems, 6.250% due 11/15/29                                    2,917,500
  4,000,000   AAA        Rush-Presbyterian St. Luke's Medical Center, INFLOS, MBIA-Insured,
                           9.361% due 10/1/24 (c)                                                       4,405,000
  3,000,000   AA-      Iowa Finance Authority Revenue, Catholic Health Initiatives, Series A,
                         6.000% due 12/1/18                                                             2,970,000
    900,000   BBB+     Klamath Falls, OR Inter-Community Hospital Merle West,
                         7.100% due 9/1/24                                                                913,500
  4,000,000   BBB-     Louisiana Public Facilities Authority Revenue, (General Health
                         Systems Project), 6.800% due 11/1/16                                           3,960,000
  1,000,000   BBB+     Maricopa County, AZ IDA Health Facilities Revenue, (Catholic
                         Healthcare West Project), Series A, 5.000% due 7/1/16                            802,500
  1,000,000   AAA      Massachusetts State Health & Educational Facilities Authority Revenue,
                         St. Elizabeth Hospital, LEVRRS, FSA-Insured, 9.240% due 8/12/21 (c)            1,075,000
    950,000   BBB+     Montgomery County, OH Hospital Revenue Facilities, Kettering Medical
                         Center, 6.750% due 4/1/22                                                        903,687
                       New Jersey Health Care Facilities Financing Authority Revenue:
  1,000,000   BBB-       St. Elizabeth Hospital Obligation Group, 6.000% due 7/1/27                       811,250
  2,000,000   BBB-       Trinitas Hospital Obligation Group, 7.400% due 7/1/20                          2,005,000
    450,000   A        New York State Medical Care Facilities Financing Agency,
                         Long Term Health Care, Medical Health Services, Series 91B,
                         7.400% due 2/15/18                                                               476,438
    870,000   AA       North Carolina Medical Care Community, Hospital Revenue,
                         (Duke University Hospital Project), Series C, 5.250% due 6/1/26                  775,387

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
10                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (CONTINUED)                               MARCH 31, 2000
--------------------------------------------------------------------------------


   FACE
  AMOUNT      RATING(a)                  SECURITY                                                        VALUE
==================================================================================================================
Hospital -- 18.4% (continued)
$ 5,000,000   BBB      Oklahoma Development Finance Authority Refunding Revenue, Hillcrest
                         Healthcare System, Series A, 5.625% due 8/15/29                             $  3,937,500
  1,000,000   A        Oregon State Health, Housing, Educational & Cultural Facilities Authority,
                         Western State Chiropractic, Series A, ACA-Insured,
                         6.350% due 12/1/20                                                             1,028,750
  1,000,000   Aaa*     Randolph County, WV Community Health System Revenue, Davis Health
                         System, Series A, FSA-Insured, 5.200% due 11/1/21                                903,750
  3,900,000   Aa3*     Rhode Island State Health & Educational Building Corp. Revenue, Health
                         Facilities, St. Antoine Residence, Series A, 6.125% due 11/15/18               3,831,750
  2,000,000   Baa2*    Tomball, TX Hospital Authority Revenue, Tomball Regional Hospital,
                         6.000% due 7/1/19                                                              1,752,500
                       Vermont Educational & Health Building Finance Agency:
  2,375,000   AA-        H. Porter, FHA-Insured, 7.100% due 2/1/31                                      2,445,846
  2,000,000   AA         Middlebury College Project, 5.000% due 11/1/38                                 1,702,500
  1,500,000   NR       Washington Health Care Facilities Authority Refunding 1990,
                         Our Lady of Lourdes Health Center, Pasco, LOC AIB Group,
                         7.875% due 12/1/09                                                             1,564,845
                       Wisconsin State Health & Educational Facilities Authority Revenue:
  5,000,000   BBB+       Aurora Health Care Inc., Series A, 5.600% due 2/15/29                          4,031,250
  2,100,000   A          Kenosha Hospital & Medical Center Project, 5.700% due 5/15/20                  1,874,250
  2,500,000   A3*        Monroe Clinic Inc., 5.375% due 2/15/22                                         2,037,500
------------------------------------------------------------------------------------------------------------------
                                                                                                       78,408,034
------------------------------------------------------------------------------------------------------------------
Housing: Multi-Family -- 7.0%
    250,000   Aaa*     Cuyahoga County, OH Multi-Family Housing, Dalebridge Apartments,
                         GNMA-Collateralized, FHA-Insured, 6.500% due 10/20/20 (b)                        256,562
  1,000,000   A3*      El Paso County, TX Housing Finance Corp., Multi-Family Housing
                         Revenue, Las Lomas Apartments, Series A, 6.375% due 12/1/29                      986,250
  1,500,000   A+       Illinois Housing Development Authority, Multi-Family Housing Revenue,
                         Series 1991A, 8.125% due 7/1/10                                                1,571,250
  1,500,000   AA-      Indiana State HFA, Multi-Family Housing Mortgage Revenue, Hunters Run,
                         FHA-Insured, 7.250% due 5/1/18 (b)                                             1,571,250
  5,000,000   Aa2*     Iowa Finance Authority, Prestwick Apartments, FHA-Insured,
                         7.500% due 12/1/36 (b)                                                         6,031,250
  1,000,000   A+       King County, WA Housing Authority Revenue, Series A, 6.800% due 3/1/26           1,023,750
                       Maricopa County, AZ IDA, Multi-Family Housing Revenue, (National Health
                         Facilities II Project), FSA-Insured:
  3,480,000   AAA        5.500% due 1/1/24                                                              3,332,100
  2,770,000   AAA        Series A, 5.500% due 1/1/18                                                    2,738,837
  1,915,000   AAA      Mohave County, AZ IDA, Multi-Family Housing, Copper Ridge Apartments,
                         FHA-Insured, 7.375% due 4/1/32 (b)                                             2,022,719
                       Nevada Housing Division, Multi-Unit Housing:
  1,250,000   Aa3*       Campaige, Series A, 5.450% due 10/1/18 (b)                                     1,173,437
  1,025,000   AAA        Saratoga Palms, FNMA-Collateralized, 6.350% due 10/1/28 (b)                    1,042,937
    990,000   AAA      New Mexico Mortgage Finance Authority, Multi-Family Housing Revenue,
                         Bluffs at Tierra Contenta, Series A, FSA-Insured, 5.200% due 1/1/19 (b)          914,513
    500,000   Aa3*     Portland, OR Multi-Family Housing, 6.250%, due 5/1/12 (b)                          508,125
  1,000,000   BBB      Roanoke, VA Redevelopment & Housing Authority, Multi-Family Housing
                         Revenue Refunding, United Dominion-Laurel Ridge,
                         6.625% due 5/1/23 (b)                                                          1,023,750
  1,000,000   AAA      Rogers County, OK HFA, Multi-Family Revenue, FNMA-Collateralized,
                         Series A, FHA-Insured, 7.750% due 8/1/23                                       1,032,500

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       11

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (CONTINUED)                               MARCH 31, 2000
--------------------------------------------------------------------------------


   FACE
  AMOUNT      RATING(a)                  SECURITY                                                        VALUE
==================================================================================================================
Housing: Multi-Family -- 7.0% (continued)
$ 2,347,000   AAA      Seattle Housing Authority, WA Low Income Housing Revenue,
                         GNMA-Collateralized, 7.400% due 11/20/36                                    $  2,605,170
  1,875,000   AAA      Yuma, AZ IDA, Multi-Family Mortgage Revenue Refunding, Series A,
                         GMNA-Collateralized, 6.100% due 9/20/34 (b)                                    1,896,094
------------------------------------------------------------------------------------------------------------------
                                                                                                       29,730,494
------------------------------------------------------------------------------------------------------------------
Housing: Single-Family -- 4.1%
    460,000   AAA      Arkansas Housing Development, Single-Family Mortgage Revenue,
                         Series A, GNMA-Collateralized, 7.400% due 9/1/23 (b)                             474,950
     75,000   Aaa*     Aurora Kane & Dupage, IL Single-Family Mortgage Revenue,
                         Series A, GNMA/FHLMC-Collateralized, 7.950% due 10/1/25 (b)                       80,250
  1,000,000   Aaa*     Chicago, IL Single-Family Mortgage Revenue, Series A,
                         FNMA/GNMA-Collateralized, 6.350% due 10/1/30 (b)                               1,015,000
    315,000   Aa2*     Colorado HFA, Single-Family Program Refunding, Sr. Bonds,
                         Series 94 D-1, 8.000% due 12/1/24                                                326,812
  2,530,000   AAA      Cowley & Shawnee Counties, KS Mortgage Revenue, Series B,
                         AMBAC-Insured, GNMA-Collateralized, zero coupon
                         bond to yield 7.868% due 6/1/22 (b)                                              458,562
    700,000   AAA      District of Columbia HFA, Collateralized Revenue, Single-Family, Series 90A,
                         GNMA/FNMA/FHLMC-Collateralized, 8.100% due 12/1/23 (b)                           719,677
    395,000   AAA      Fort Worth, TX Housing Finance Corp., Single-Family Mortgage Revenue,
                         Series A, GNMA-Collateralized, zero coupon bond to yield
                         7.997% due 6/1/21 (b)                                                             72,088
    410,000   AA       Idaho Housing Agency, Single-Family Mortgage, Series C-2, FHA-Insured,
                         7.900% due 1/1/22 (b)                                                            418,200
    510,000   Aa1*     Illinois Housing Development Authority, Residential Mortgage Revenue,
                         Series 89A, 7.400% due 2/1/20 (b)                                                516,553
    325,000   Aa2*     Labette County, KS Single-Family Mortgage Revenue Refunding, Series A,
                         8.400% due 12/1/11                                                               335,969
    335,000   Aa2*     Maryland State Community Development Administration, Single-Family
                         Mortgage Revenue, FHA-Insured, 7.450% due 4/1/32 (b)                             343,794
  1,920,000   Aa3*     Massachusetts State Housing Finance Agency, Housing Revenue,
                         Single-Family Mortgage, Series 38, 7.200% due 12/1/26 (b)                      1,960,800
                       Missouri State Housing Development Community Mortgage Revenue:
    440,000   AAA        GNMA-Collateralized, Series A, zero coupon to yield 7.337% due 7/1/23             80,850
    710,000   AAA        GNMA/FNMA-Collateralized, Series C, 7.450% due 9/1/27 (b)                        770,350
                       Nebraska Investments Finance Authority:
    300,000   AAA        GNMA-Collateralized, RIBS, 9.507% due 10/17/23 (b)(c)                            317,625
    100,000   AAA        Single-Family Mortgage Revenue, 1990 Series 3, GNMA-Collateralized,
                           RIBS, 10.669% due 9/10/30 (b)(c)                                               105,156
  1,140,000   Aa3*     New Hampshire State HFA, Single-Family Residential Mortgage,
                         7.250% due 7/1/15 (b)                                                          1,177,050
    220,000   AAA      Ohio Housing Finance Agency Residential Mortgage, Series A-2,
                         GNMA-Collateralized, 6.625% due 3/1/26 (b)                                       226,050
     90,000   BBB-     Panhandle, TX Regional Housing Finance Corp., Single-Family Mortgage
                         Revenue, 10.375% due 3/1/09                                                       90,661
  1,000,000   AA+      Pennsylvania State HFA, Single-Family Mortgage Revenue, Series 39B,
                         6.875% due 10/1/24 (b)                                                         1,036,250
  1,425,000   AAA      Pima County, AZ Single-Family Mortgage Revenue, Series A,
                         GNMA/FNMA/FHLMC-Collateralized, step bond to yield
                         6.250% due 11/1/29 (b)                                                         1,448,156

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
12                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (CONTINUED)                               MARCH 31, 2000
--------------------------------------------------------------------------------


   FACE
  AMOUNT      RATING(a)                  SECURITY                                                        VALUE
==================================================================================================================
Housing: Single-Family -- 4.1% (continued)
$   280,000   AAA      Prince Georges County, MD Housing Authority, Single-Family Mortgage
                         Revenue Refunding, Series A, GNMA-Collateralized, 8.000% due 1/1/17         $    296,100
    825,000   AAA      Reno County, KS Single-Family Mortgage Revenue, Series A, AMBAC-Insured,
                         zero coupon bond to yield 11.039% due 12/1/14                                    160,875
  1,500,000   AA+      Rhode Island Housing & Mortgage Financing Corp., Home Ownership
                         Opportunity Bonds, Series 8, INFLOS, 9.987% due 4/1/24 (b)(c)                  1,571,250
    258,870   A1*      St. Bernard Parish, LA Home Mortgage Authority, Single-Family Mortgage
                         Revenue Refunding, Series A, 8.000% due 3/25/12                                  267,931
    315,000   AAA      Travis County, TX Housing Finance Corp., Single-Family Mortgage Revenue,
                         Series B, GNMA/FNMA-Collateralized, 7.100% due 10/1/27 (b)                       328,388
    225,000   AAA      Utah HFA, Single-Family Mortgage Revenue, FHA-Insured,
                         7.300% due 7/1/16                                                                231,750
  2,375,000   AA+      Virginia State Housing Development Authority, Commonwealth Mortgage,
                         Series A, 7.150% due 1/1/33                                                    2,449,219
    145,000   AA       Wyoming Community Development Authority, FHA-Insured,
                         8.125% due 6/1/21 (b)                                                            148,154
------------------------------------------------------------------------------------------------------------------
                                                                                                       17,428,470
------------------------------------------------------------------------------------------------------------------
Industrial Development -- 1.6%
  1,050,000   NR       Brookhaven, NY IDA Revenue, TDS Realty/Island ADC Income Facility,
                         LOC Fleet Bank, 6.550% due 12/1/19 (b)                                         1,071,000
  1,640,000   AA-      Oklahoma City, OK Industrial & Culture Facilities, 6.750% due 9/15/17 (b)        1,644,887
  1,000,000   A+       Rensselaer County, NY IDA, Albany International Corp.,
                         7.550% due 6/15/07 (b)                                                         1,105,000
  1,000,000   BBB-     Tucson, AZ Airport Authority Inc., Special Facilities Revenue Bonds,
                         Lockheed Aeromod Center Inc., Series 1990, 8.700% due 9/1/19 (b)               1,031,340
  2,000,000   A+       West Chicago, IL IDR, (Leggett & Platt Inc. Project), 6.900% due 9/1/24 (b)      2,082,500
------------------------------------------------------------------------------------------------------------------
                                                                                                        6,934,727
------------------------------------------------------------------------------------------------------------------
Life Care -- 2.2%
  2,925,000   Aa*      Hamilton County, OH Mortgage Revenue, Judson Care Center, Series A,
                         FHA-Insured, 6.500% due 8/1/26                                                 2,990,813
  2,500,000   BBB      Illinois Development Finance Authority Health Facilities, Community Living,
                         7.125% due 3/1/10                                                              2,493,750
  1,000,000   Baa2*    Indianapolis, IN Industrial EDR, 7.625% due 10/1/22                              1,036,250
  1,000,000   BBB-     John Tolfree Health System Corp., MI Mortgage Revenue,
                         6.000% due 9/15/23                                                               833,750
  1,000,000   AAA      Massachusetts State Industrial Finance Agency Revenue, Chelsea Jewish,
                         Series A, FHA-Insured, 6.500% due 8/1/37                                       1,026,250
  1,000,000   A-       Montgomery County, PA IDA, Retirement Community Revenue,
                         Life Communities Inc., 5.250% due 11/15/28                                       763,750
------------------------------------------------------------------------------------------------------------------
                                                                                                        9,144,563
------------------------------------------------------------------------------------------------------------------
Miscellaneous -- 7.4%
  1,885,000   AA       Bernalillo County, NM Gross Receipts Tax Revenue, 5.200% due 4/1/21              1,755,406
                       Dauphin County, PA General Authority:
  4,000,000   NR         Hyatt Regency, 6.200% due 1/1/29                                               3,605,000
  1,000,000   NR         Riverfront Office, 6.000% due 1/1/25                                             895,000
  1,000,000   Baa3*    Edmond, OK EDA, Collegiate Housing Foundation, Series A,
                         5.375% due 12/1/19                                                               913,750
  2,000,000   Ba1*     Galveston, TX Special Contract Revenue, (Farmland Industries Inc. Project),
                         5.500% due 5/1/15                                                              1,817,500

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       13

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (CONTINUED)                               MARCH 31, 2000
--------------------------------------------------------------------------------

 FACE
AMOUNT        RATING(a)                  SECURITY                                                        VALUE
==================================================================================================================
Miscellaneous -- 7.4% (continued)
$ 3,000,000   AAA      Georgia Local Government COP, Series A, MBIA-Insured,
                         4.750% due 6/1/28                                                           $  2,531,250
  2,000,000   A        Illinois Development Finance Authority Revenue Refunding,
                         City of East St. Louis, 7.250% due 11/15/09                                    2,145,000
  1,500,000   AAA      Indiana Bond Bank Guaranty State Revolving Fund, Series B,
                         6.875% due 2/1/12                                                              1,627,500
  2,375,000   NR       Maryland State Economic Development Corp. Revenue, Health
                         & Mental Hygiene Program, Series A, 7.750% due 3/1/25                          2,395,781
  2,500,000   AA       Massachusetts State Development Finance Agency Revenue, May
                         Institute Issue, Asset Guaranteed, 5.750% due 9/1/29                           2,387,500
  3,000,000   A3*      Port Longview, WA Revenue Refunding, Series A, 6.250% due 12/1/18 (b)            3,071,250
    950,000   A        Quinault Indian Nation, WA Refunding & Improvement, Quinault Beach,
                         Series A, ACA-Insured, 5.800% due 12/1/15                                        927,438
  1,330,000   NR       Seward, AK (Sealife Center Project), 7.650% due 10/1/16                          1,343,300
  2,500,000   BBB+     Summit County, CO Sports Facilities Refunding Revenue, (Keystone
                         Resorts Management Inc. Project), Ralston Purina Co. Guaranteed,
                         7.750% due 9/1/06                                                              2,790,625
  3,550,000   AAA      Wisconsin Center District, WI Tax Revenue, FSA-Insured,
                         5.250% due 12/15/23                                                            3,359,188
------------------------------------------------------------------------------------------------------------------
                                                                                                       31,565,488
------------------------------------------------------------------------------------------------------------------
Pollution Control -- 7.4%
  1,700,000   A3*      Adams County, MS Environmental Improvement Revenue Refunding,
                         (International Paper Co. Project), Series A, 6.800% due 8/1/24 (b)             1,740,375
  5,000,000   Aa3*     Brazos River, TX Navigation District, (BASF Corp. Project),
                         6.750% due 2/1/10                                                              5,481,250
    900,000   VMIG1*   Burke County, GA Development Authority, Pollution Control Revenue,
                         (Georgia Power Co. Plant Project), 2.400% due 7/1/24 (e)                         900,000
  1,500,000   A3*      De Soto Parish, LA Environmental Improvement Revenue, (International
                         Paper Co. Project), Series A, 5.600% due 11/1/22 (b)                           1,327,500
  3,600,000   AA-      La Crosse, WI Resource Recovery Revenue, (Northern States Power Co.
                         Project), 6.000% due 11/1/21 (b)                                               3,604,500
  3,000,000   A        Lowndes County, MS Solid Waste Disposal & Pollution Control Revenue,
                         (Weyerhaeuser Co. Project), Series A, 6.800% due 4/1/22                        3,213,750
  1,000,000   A3*      Mobile, AL Industrial Development Board, Environmental Improvement
                         Revenue, (International Paper Co. Project), Series B,
                         6.450% due 5/15/19 (b)                                                         1,006,250
  1,500,000   AAA      Monroe County, MI, (Detroit Edison Co. Project), 7.650% due 9/1/20 (b)           1,544,490
    830,000   NR       New Jersey EDA Revenue, (Atlantic City Sewer Project),
                         7.250% due 12/1/11 (b)                                                           871,500
    500,000   NR       Ohio State Solid Waste Revenue, Republic Engineered Steels Inc.,
                         9.000% due 6/1/21 (b)                                                            250,000
  1,000,000   A3*      Rapides, LA Finance Authority, Environmental Improvement Revenue,
                         (International Paper Co. Project), Series A, 6.550% due 11/15/23 (b)           1,005,000
  1,850,000   A3*      Richland, SC Solid Waste Facility, (Union Camp Project),
                         7.125% due 9/1/21 (b)                                                          1,891,625
  3,000,000   NR       Rockdale County, GA Solid Waste Authority Revenue,
                         7.500% due 1/1/26 (b)                                                          3,090,000
  1,945,000   BBB      Saint Charles Parish, LA Union Carbide, 7.350% due 11/1/22 (b)                   2,013,075
  1,130,000   A        Southwestern Illinois Development Authority, Solid Waste Disposal
                         Revenue, (Laclede Steel Co. Project), 8.500% due 8/1/20 (b)                    1,152,600

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
14                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (CONTINUED)                               MARCH 31, 2000
--------------------------------------------------------------------------------

 FACE
AMOUNT        RATING(a)                  SECURITY                                                        VALUE
==================================================================================================================
Pollution Control -- 7.4% (continued)
$ 2,200,000   Baa2*    Sweetwater County, WY Solid Waste Disposal Revenue,
                         (FMC Corp. Project), 7.000% due 6/1/24 (b)                                  $  2,230,250
------------------------------------------------------------------------------------------------------------------
                                                                                                       31,322,165
------------------------------------------------------------------------------------------------------------------
Pre-Refunded(f) -- 2.1%
  1,500,000   AAA      Chattanooga-Hamilton County, TN Hospital Authority Revenue,
                         FSA-Insured, (Call 5/1/01 @ 104), 9.368% due 5/25/21 (c)                       1,640,625
  1,000,000   AAA      Delaware County, PA Authority Revenue, (Elwyn Inc. Project),
                         (Call 6/1/00 @ 102), 8.350% due 6/1/15                                         1,026,100
     85,000   AAA      Denver, CO City & County Airport Revenue, Series A,
                         (Call 11/15/00 @ 102), 8.500% due 11/15/23 (b)                                    88,807
  2,000,000   AAA      Fairfax County, VA IDA, Series A, (Call 8/28/01 @ 104),
                         7.699% due 8/29/23 (c)                                                         2,202,500
    500,000   AAA      Illinois Health Facility Authority Revenue, United Medical Center,
                         (Call 7/1/03 @ 100), 8.375% due 7/1/12                                           551,875
    150,000   AAA      New York City, NY GO, Series D, (Call 2/1/02 @ 101.5),
                         7.500% due 2/1/16                                                                159,562
                       North Carolina Eastern Municipal Power Agency, Power System Revenue
                         Refunding, (Call 1/1/22 @ 100):
  1,000,000   AAA          4.500% due 1/1/24                                                              861,250
  1,310,000   AAA          6.000% due 1/1/26                                                            1,383,687
     35,000   AAA      Oregon State Bond Bank Revenue, Series 1, (Call 1/1/03 @ 102),
                         6.700% due 1/1/15                                                                 36,794
  1,095,000   AAA      Portland, TX Community Center Sales Tax Gross Revenue,
                         (Call 2/15/04 @ 102), 7.000% due 2/15/25                                       1,190,813
------------------------------------------------------------------------------------------------------------------
                                                                                                        9,142,013
------------------------------------------------------------------------------------------------------------------
Public Facilities -- 3.5%
  2,500,000   AAA      Chicago, IL Lakefront Millennium Parking Facilities, MBIA-Insured,
                         step bond to yield 5.750% due 1/1/29                                           1,625,000
  2,500,000   A-       Dekalb County, IN Redevelopment, (Mini-Mill Local Public Improvement
                         Project), 6.500% due 1/15/14                                                   2,612,500
  2,750,000   AAA      Harrisburg, PA Redevelopment Authority, FSA-Insured, zero coupon
                         bond to yield 5.220% due 5/1/21                                                  807,812
  3,685,000   AA       Indianapolis, IN Local Public Improvement Bond Bank,
                         Series 1992 D, 6.750% due 2/1/14                                               4,090,350
  1,250,000   NR       Port Authority, NY & NJ Special Obligation Revenue, (5th Installment
                         Special Project), Series 4, 6.750% due 10/1/19 (b)                             1,271,875
  3,960,000   A        Tulsa, OK Public Facilities Authority, Lease Payment Revenue Refunding,
                         Assembly Center, 6.600% due 7/1/14                                             4,375,800
------------------------------------------------------------------------------------------------------------------
                                                                                                       14,783,337
------------------------------------------------------------------------------------------------------------------
Solid Waste -- 0.4%
  2,000,000   Baa1*    Courtland, AL Industrial Development Board, Solid Waste Disposal
                         Revenue, (Champion International Corp. Project), 6.000% due 8/1/29 (b)         1,827,500
------------------------------------------------------------------------------------------------------------------
Tax Allocation -- 0.7%
  7,695,000   AAA      Pittsburg, CA Redevelopment Agency, Tax Allocation, (Los Medanos
                         Community Development Project), AMBAC-Insured,
                         zero coupon bond to yield 6.200% due 8/1/28                                    1,442,812
  1,000,000   BBB-     Providence, RI Special Obligation, Tax Increment, Series D,
                         6.650% due 6/1/16                                                              1,030,000

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       15

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (CONTINUED)                               MARCH 31, 2000
--------------------------------------------------------------------------------

 FACE
AMOUNT        RATING(a)                  SECURITY                                                        VALUE
==================================================================================================================
Tax Allocation -- 0.7% (continued)
$ 2,650,000   AAA      San Francisco, CA Redevelopment Financing Authority, Tax Allocation,
                         Capital Appreciation, (City & County Redevelopment Project),
                         Series D, MBIA-Insured, zero coupon bond to yield 5.200% due 8/1/24         $    632,688
------------------------------------------------------------------------------------------------------------------
                                                                                                        3,105,500
------------------------------------------------------------------------------------------------------------------
Transportation -- 12.8%
  3,000,000   Baa1*    Alliance Airport Authority Inc., Texas Special Facilities Revenue,
                         (American Airlines Inc. Project), 7.500% due 12/1/29 (b)                       3,075,000
  2,000,000   AAA      Atlanta, GA Airport Revenue, Series B, FGIC-Insured,
                         5.625% due 1/1/30 (b)                                                          1,920,000
  2,010,000   NR       Connecticut Development Authority, Airport Facilities Revenue,
                         6.625% due 12/1/14 (b)                                                         2,062,763
                       Connector 2000 Association Inc., SC Toll Road Revenue, Capital
                         Appreciation, Series B:
  4,000,000   BBB-         Zero coupon bond to yield 5.830% due 1/1/27                                    525,000
 20,000,000   BBB-         Zero coupon bond to yield 5.850% due 1/1/37                                  1,225,000
 15,000,000   BBB-         Zero coupon bond to yield 5.850% due 1/1/38                                    843,750
                       Dallas-Fort Worth, TX International Airport Revenue:
  2,515,000   Baa1*      Facility Improvement Corp. Revenue, American Airlines Inc.,
                           6.375% due 5/1/35 (b)                                                        2,398,681
  1,000,000   AAA      Series A, FGIC-Insured, 5.750% due 11/1/30 (b)                                     968,750
  3,000,000   AAA      Delaware Valley, PA Regional Finance Authority, Local Government
                         Revenue, Series A, AMBAC-Insured, 5.500% due 8/1/28                            2,853,750
                       Denver, CO City & County Airport Revenue:
   915,000    BBB+       Series A, 8.500% due 11/15/23 (b)                                                949,569
  3,130,000   BBB+       Series B, 7.250% due 11/15/07 (b)                                              3,317,800
                       E-470 Public Highway Authority, CO Revenue Bonds, Capital
                         Appreciation, Series B, MBIA-Insured:
  3,000,000   AAA          Zero coupon bond to yield 5.520% due 9/1/22                                    787,500
 10,000,000   AAA          Zero coupon bond to yield 5.520% due 9/1/24                                  2,325,000
 18,200,000   AAA          Zero coupon bond to yield 5.520% due 9/1/25                                  3,981,250
  2,000,000   NR       Kenton County, KY Airport Board, Special Facilities Revenue, (Mesaba
                         Aviation Inc. Project), Series A, 6.700% due 7/1/29 (b)                        1,905,000
  2,605,000   AAA      Massachusetts Bay Transportation Authority, General Transportation
                         System, Series A, MBIA-Insured, 4.500% due 3/1/26                              2,113,306
                       Massachusetts State Turnpike Authority, Highway System Revenue:
  6,330,000   AAA        Series A, AMBAC-Insured, 5.000% due 1/1/39                                     5,427,975
  2,470,000   Aaa*       Series C, MBIA-Insured, zero coupon bond to yield 5.545% due 1/1/21              725,562
                       New Hampshire State Turnpike Systems Revenue Refunding,
                         FGIC-Insured:
  2,500,000   AAA          6.750% due 11/1/11                                                           2,756,250
  1,000,000   AAA          RIBS, Series C, 9.323% due 11/1/17 (c)                                       1,171,250
                       Pocahontas Parkway Association, VA Toll Road Revenue, Capital
                         Appreciation, Series B:
 25,000,000   BBB-         Zero coupon bond to yield 5.950% due 8/15/34                                 2,218,750
 35,000,000   BBB-         Zero coupon bond to yield 5.950% due 8/15/35                                 2,887,500
  3,000,000   AAA      Puerto Rico Commonwealth Highway & Transportation Authority Revenue,
                         Series Y, MBIA-Insured, 5.000% due 7/1/36                                      2,670,000
  1,045,000   AAA      Regional Transit Authority, Illinois, Series C, FGIC-Insured,
                         7.750% due 6/1/20                                                              1,254,000

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
16                                            2000 Annual Report to Shareholders

 FACE
AMOUNT        RATING(a)                  SECURITY                                                        VALUE
==================================================================================================================
Transportation -- 12.8% (continued)
                       San Joaquin Hills, CA Transportation Corridor Agency, Toll Road
                         Revenue, Series A, MBIA-Insured:
$ 4,000,000   AAA          Zero coupon bond to yield 5.670% due 1/15/30                              $    685,000
  8,135,000   AAA          Zero coupon bond to yield 5.670% due 1/15/34                                 1,098,225
  2,000,000   A        Triborough Bridge & Tunnel Authority, NY Revenue, Convention
                         Center Project, Series E, 7.250% due 1/1/10                                    2,222,500
------------------------------------------------------------------------------------------------------------------
                                                                                                       54,369,131
------------------------------------------------------------------------------------------------------------------
Utility -- 8.0%
  2,120,000   AAA      Alaska Energy Authority Power Revenue, Bradley Lake, Series 5,
                         FSA-Insured, 5.000% due 7/1/21                                                 1,881,500
  4,000,000   BBB-     Clarksville, TN Natural Gas Acquisition Corp., Series A, 7.500% due 11/1/04      4,083,320
    195,000   AAA      Cleveland, OH Public Power System, MBIA-Insured, Series B,
                         7.000% due 11/15/17                                                              205,237
                       Georgia Municipal Electric Authority Power Revenue:
  1,500,000   AAA        Series EE, AMBAC-Insured, 7.250% due 1/1/24                                    1,798,125
  2,500,000   A          Series X, 6.500% due 1/1/12                                                    2,734,375
  1,250,000   AAA      Hawaii State Department Budget & Finance, Hawaiian Electric Co., Inc.,
                         Series A, MBIA-Insured, 5.650% due 10/1/27 (b)                                 1,206,250
  5,000,000   AAA      Matagorda County, TX Navigational District No. 1 Revenue,
                         Houston Lighting, AMBAC-Insured, 5.125% due 11/1/28 (b)                        4,437,500
  2,500,000   NR       Michigan State Strategic Fund, Resource Recovery, Limited Obligation
                         Revenue, Central Wayne Energy Recovery, Series A,
                         7.000% due 7/1/27 (b)                                                          2,284,375
  1,000,000   A+       New York State Energy Research & Development, (Con Edison Project A),
                         7.125% due 12/1/29 (b)                                                         1,088,750
                       North Carolina Eastern Municipal Power Agency, Power System Revenue,
                         Series B:
  1,775,000   BBB          6.000% due 1/1/22                                                            1,675,156
  1,700,000   A            ACA-Insured, 5.750% due 1/1/24                                               1,634,125
  2,500,000   BBB        Series D, 6.700% due 1/1/19                                                    2,540,625
                       Piedmont, SC Municipal Power Agency, Electric Revenue Refunding:
  1,235,000   AAA        FGIC-Insured, 6.750% due 1/1/20                                                1,395,550
  5,705,000   AAA        Series A, MBIA-Insured, 4.750% due 1/1/25                                      4,813,594
  1,875,000   Aa1*     San Antonio, TX Electric & Gas, Series A, 4.500% due 2/1/21                      1,558,594
    900,000   VMIG1*   Valdez, AK Marine Terminal Revenue, (Exxon Pipeline Co. Project),
                         Series A, 3.400% due 12/1/33 (e)                                                 900,000
------------------------------------------------------------------------------------------------------------------
                                                                                                       34,237,076
------------------------------------------------------------------------------------------------------------------
Water & Sewer -- 5.5%
  6,000,000   AAA      Atlanta, GA Water & Wastewater Revenue, Series A, FGIC-Insured,
                         5.000% due 11/1/38                                                             5,160,000
  2,400,000   A        Dauphin County, PA IDA, General Water Works Corp.,
                         6.900% due 6/1/24 (b)                                                          2,667,000
  1,000,000   AAA      Detroit, MI Water Supply System, Series A, FGIC-Insured,
                         5.750% due 7/1/26                                                                990,000
                       Honolulu, HI City & County Wastewater System Revenue,
                         Second Bond Resolution, Jr. Series, FGIC-Insured:
  4,000,000   AAA          4.500% due 7/1/28                                                            3,220,000
  2,025,000   Aaa*         Zero coupon bond to yield 5.050% due 7/1/16                                    802,406

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       17

 FACE
AMOUNT        RATING(a)                  SECURITY                                                        VALUE
==================================================================================================================
Water & Sewer -- 5.5% (continued)
$ 2,000,000   AAA      Houston, TX Water & Sewer System Revenue, Series A, FSA-Insured,
                         zero coupon bond to yield 5.490% due 12/1/22                                $    522,500
  2,000,000   A        Idaho State Water Resources Board, Water Revenue, Resource
                         Development, Borse Water Corp., 7.250% due 12/1/21 (b)                         2,087,500
  1,000,000   AAA      Massachusetts State Water Reservoir Authority, Series A, FGIC-Insured,
                         5.750% due 8/1/39                                                                985,000
    400,000   A-       Ohio Water Development Authority, (Broken Hill Project),
                         6.450% due 9/1/20 (b)                                                            409,000
  3,400,000   Aa2*     Port of Umatilla, OR Water Project Revenue, Series 1994,
                         LOC ABN AMRO Bank, 6.650% due 8/1/22 (b)                                       3,514,750
  2,750,000   A        Trumbull County, OH Sewer Disposal Revenue, (General Motors Corp.
                         Project), 6.750% due 7/1/14 (b)                                                2,949,375
------------------------------------------------------------------------------------------------------------------
                                                                                                       23,307,531
------------------------------------------------------------------------------------------------------------------
                       TOTAL INVESTMENTS -- 100%
                       (Cost-- $420,876,216**)                                                       $425,813,075
==================================================================================================================

(a) All ratings are by Standard & Poor's Ratings Service, except for those identified by an asterisk (*) which are rated by Moody's Investors Service, Inc.

(b) Income from this issue is considered a preference item for purpose of calculating the alternative minimum tax.

(c) Residual interest bond-coupon varies inversely with level of short-term tax-exempt interest rates.

(d) Bonds escrowed to maturity with U.S. Government securities and are considered by the Manager to be triple-A rated even if issuer has not applied for new ratings.

(e) Variable rate obligation payable at par on demand at any time on no more than seven days notice.

(f) Bonds escrowed with U.S. Government securities and are considered by the Manager to be triple-A rated even if issuer has not applied for new ratings.

**   Aggregate cost for Federal income tax purposes is substantially the same.


     See pages 19 and 20 for definitions of ratings and certain security descriptions.





                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
18                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
BOND RATINGS (UNAUDITED)
--------------------------------------------------------------------------------

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA         -- Bonds rated "AAA" have the highest rating assigned by Standard &
               Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA          -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A           -- Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB         -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB and B    -- Bonds rated "BB" and "B" are regarded, on balance, as
               predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "B" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Baa," where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa         -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa          -- Bonds rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A           -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa         -- Bonds rated "Baa" are considered to be medium grade obligations,
               i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba          -- Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

NR          -- Indicates that the bond is not rated by either Standard & Poor's or Moody's.

--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       19

--------------------------------------------------------------------------------
SHORT-TERM SECURITIES RATINGS (UNAUDITED)
--------------------------------------------------------------------------------

SP-1    -- Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1     -- Standard & Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1  -- Moody's highest rating for issues having a demand feature -- VRDO.

P-1     -- Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

--------------------------------------------------------------------------------
SECURITY DESCRIPTIONS (UNAUDITED)
--------------------------------------------------------------------------------

ABAG    -- Association of Bay Area Governors
ACA     -- American Capital Assurance
AIG     -- American International Guaranty
AMBAC   -- American Municipal Bond Assurance Corporation
BAN     -- Bond Anticipation Notes
BIG     -- Bond Investors Guaranty
CGIC    -- Capital Guaranty Insurance Company
CHFCLI  -- California Health Facility Construction Loan Insurance
CONNIE
  LEE   -- College Construction Loan Association
COP     -- Certificate of Participation
EDA     -- Economic Development Authority
EDR     -- Economic Development Revenue
ETM     -- Escrowed To Maturity
FGIC    -- Financial Guaranty Insurance Company
FHA     -- Federal Housing Administration
FHLMC   -- Federal Home Loan Mortgage Corporation
FLAIRS  -- Floating Adjustable Interest Rate Securities
FNMA    -- Federal National Mortgage Association
FRTC    -- Floating Rate Trust Certificates
FSA     -- Financial Security Assurance
GIC     -- Guaranteed Investment Contract
GNMA    -- Government National Mortgage Association
GO      -- General Obligation Bonds
HDC     -- Housing Development Corporation
HFA     -- Housing Finance Authority
IDA     -- Industrial Development Authority
IDB     -- Industrial Development Board
IDR     -- Industrial Development Revenue
INFLOS  -- Inverse Floaters
ISD     -- Independent School District
LEVRRS  -- Leveraged Reverse Rate Securities
LOC     -- Letter of Credit
MBIA    -- Municipal Bond Investors Assurance Corporation
MVRICS  -- Municipal Variable Rate Inverse Coupon Security
PCR     -- Pollution Control Revenue
PSFG    -- Permanent School Fund Guaranty
RAN     -- Revenue Anticipation Notes
RIBS    -- Residual Interest Bonds
RITES   -- Residual Interest Tax-Exempt Securities
SYCC    -- Structured Yield Curve Certificate
TAN     -- Tax Anticipation Notes
TECP    -- Tax Exempt Commercial Paper
TOB     -- Tender Option Bonds
TRAN    -- Tax and Revenue Anticipation Notes
VA      -- Veterans Administration
VRDD    -- Variable Rate Daily Demand
VRWE    -- Variable Rate Wednesday Demand

--------------------------------------------------------------------------------
20                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES                               MARCH 31, 2000
--------------------------------------------------------------------------------


ASSETS:
   Investments, at value (Cost -- $420,876,216)                        $ 425,813,075
   Cash                                                                       77,228
   Interest receivable                                                     7,041,334
   Receivable for securities sold                                          2,055,571
   Receivable for Fund shares sold                                           440,883
   Other assets                                                                1,388
-------------------------------------------------------------------------------------
   Total Assets                                                          435,429,479
-------------------------------------------------------------------------------------

LIABILITIES:
   Payable for securities purchased                                        8,093,152
   Dividends payable                                                         940,326
   Management fees payable                                                   170,904
   Payable for Fund shares purchased                                          39,030
   Distribution fees payable                                                  34,243
   Accrued expenses                                                           34,082
-------------------------------------------------------------------------------------
   Total Liabilities                                                       9,311,737
-------------------------------------------------------------------------------------
Total Net Assets                                                       $ 426,117,742
=====================================================================================
NET ASSETS:
   Par value of shares of beneficial interest                          $      32,940
   Capital paid in excess of par value                                   430,279,185
   Undistributed net investment income                                       289,999
   Accumulated net realized loss on security transactions                 (9,421,241)
   Net unrealized appreciation on investments                              4,936,859
-------------------------------------------------------------------------------------
Total Net Assets                                                       $ 426,117,742
=====================================================================================
Shares Outstanding:
   Class A                                                                28,123,289
-------------------------------------------------------------------------------------
   Class B                                                                 3,315,272
-------------------------------------------------------------------------------------
   Class L                                                                 1,500,956
-------------------------------------------------------------------------------------
Net Asset Value:
   Class A (and redemption price)                                             $12.94
-------------------------------------------------------------------------------------
   Class B *                                                                  $12.93
-------------------------------------------------------------------------------------
   Class L **                                                                 $12.95
-------------------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
   Class A (net asset value plus 4.17% of net asset value per share)          $13.48
-------------------------------------------------------------------------------------
   Class L (net asset value plus 1.01% of net asset value per share)          $13.08
=====================================================================================

* Redemption price is NAV of Class B reduced by a 4.50% CDSC if shares are redeemed within one year from purchase (See Note 3).

** Redemption price is NAV of Class L reduced by a 1.00% CDSC if shares are redeemed within one year from purchase.




                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       21

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS                        FOR THE YEAR ENDED MARCH 31, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Interest                                                       $  27,660,634
--------------------------------------------------------------------------------
EXPENSES:
   Management fees (Note 3)                                           1,990,024
   Distribution fees (Note 3)                                           966,012
   Shareholder and system servicing fees                                112,742
   Registration fees                                                    101,138
   Shareholder communications                                            55,614
   Pricing service fees                                                  28,076
   Audit and legal                                                       28,051
   Custody                                                               22,111
   Trustees' fees                                                         6,017
   Other                                                                 10,138
--------------------------------------------------------------------------------
   Total Expenses                                                     3,319,923
--------------------------------------------------------------------------------
Net Investment Income                                                24,340,711
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 4):
   Realized Loss From Security Transactions
   (excluding short-term securities):
     Proceeds from sales                                            299,289,364
     Cost of securities sold                                        308,568,235
--------------------------------------------------------------------------------
   Net Realized Loss                                                 (9,278,871)
--------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation of Investments:
     Beginning of year                                               30,492,586
     End of year                                                      4,936,859
--------------------------------------------------------------------------------
   Decrease in Net Unrealized Appreciation                          (25,555,727)
--------------------------------------------------------------------------------
Net Loss on Investments                                             (34,834,598)
--------------------------------------------------------------------------------
Decrease in Net Assets From Operations                            $ (10,493,887)
================================================================================






                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
22                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                FOR THE YEARS ENDED MARCH 31,
--------------------------------------------------------------------------------

                                                                            2000             1999
=======================================================================================================
OPERATIONS:
   Net investment income                                               $  24,340,711    $  22,652,846
   Net realized gain (loss)                                               (9,278,871)       2,183,730
   Decrease in net unrealized appreciation                               (25,555,727)      (2,091,457)
-------------------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets From Operations                     (10,493,887)      22,745,119
-------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 2):
   Net investment income                                                 (24,043,941)     (22,962,050)
   Net realized gains                                                       (242,860)      (6,368,394)
-------------------------------------------------------------------------------------------------------
   Decrease in Net Assets From Distributions to Shareholders             (24,286,801)     (29,330,444)
-------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 7):
   Net proceeds from sale of shares                                      137,891,715      109,110,684
   Net asset value of shares issued for reinvestment of dividends         12,615,893       15,859,957
   Cost of shares reacquired                                            (149,086,200)     (66,059,971)
-------------------------------------------------------------------------------------------------------
   Increase in Net Assets From Fund Share Transactions                     1,421,408       58,910,670
-------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                                        (33,359,280)      52,325,345

NET ASSETS:
   Beginning of year                                                     459,477,022      407,151,677
-------------------------------------------------------------------------------------------------------
   End of year*                                                        $ 426,117,742    $ 459,477,022
=======================================================================================================
* Includes undistributed (overdistributed) net investment income of:   $     289,999    $      (6,771)
=======================================================================================================





                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       23

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The National Portfolio ("Portfolio") is a separate diversified investment portfolio of the Smith Barney Muni Funds ("Fund"). The Fund, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and consists of this Portfolio and eight other separate investment portfolios: Florida, Georgia, Limited Term, New York, Pennsylvania, California Money Market, Massachusetts Money Market and New York Money Market Portfolios. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the bid and ask prices provided by an independent pricing service which are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; (d) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, if any, which approximates value; (e) gains or losses on the sale of securities are calculated by using the specific identification method; (f) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on an accrual basis; market discount is recognized upon the disposition of the security; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) direct expenses are charged to each Portfolio and each class; management fees and general fund expenses are allocated on the basis of relative net assets by class; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; (j) the Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Exempt-Interest Dividends and Other Distributions

The Portfolio intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Portfolio.

Capital gains distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

3. Management Agreement and Other Transactions

SSB Citi Fund Management LLC ("SSBC"), formerly known as SSBC Fund Management Inc., a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager to the Fund. The Portfolio pays SSBC a management fee calculated at the annual rate of 0.45% of the average daily net assets. This fee is calculated daily and paid monthly.

Effective October 1999, Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, became the Fund's transfer agent and PFPC Global Fund

--------------------------------------------------------------------------------
24                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

Services ("PFPC") became the sub-transfer agent. CFTC receives account fees and asset-based fees that vary according to the account size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all sharholder accounts and is paid by CFTC. During the period October 1, 1999 through March 31, 2000, the Fund paid transfer agent fees of $47,536 to CFTC.

CFBDS, Inc. ("CFBDS") acts as the Fund's distributor. Salomon Smith Barney Inc. ("SSB"), another subsidary of SSBH, as well as certain other broker-dealers, continues to sell Fund shares to the public as a member of the selling group.

There are maximum initial sales charges of 5.00% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended March 31, 2000, CFBDS and SSB received sales charges of $343,000 and $19,000 on sales of the Fund's Class A and L shares, respectively. In addition, CDSCs paid to SSB were approximately:

                                       Class A          Class B          Class L
================================================================================
CDSCs                                  $16,000          $82,000           $5,000
================================================================================

Pursuant to a Distribution Plan, the Portfolio pays a service fee with respect to Class A, B and L shares calculated at the annual rate of 0.15% of the average daily net assets of each respective class. In addition, the Portfolio pays a distribution fee with respect to Class B and L shares calculated at the annual rates of 0.50% and 0.55% of the average daily net assets of each class, respectively. For the year ended March 31, 2000, total Distribution Plan fees incurred were:

                                       Class A          Class B          Class L
================================================================================
Distribution Plan Fees                $575,400         $257,153         $133,459
================================================================================

All officers and one Trustee of the Fund are employees of SSB.

4. Investments

During the year ended March 31, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                           $297,431,079
--------------------------------------------------------------------------------
Sales                                                                299,289,364
================================================================================

At March 31, 2000, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                      $ 15,265,408
Gross unrealized depreciation                                       (10,328,549)
--------------------------------------------------------------------------------
Net unrealized appreciation                                        $  4,936,859
================================================================================

5. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contract. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or

--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       25

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract. The Portfolio enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At March 31, 2000, the Portfolios had no open futures contracts.

6. Capital Loss Carryforward

At March 31, 2000, the Portfolio had, for Federal income tax purposes, approximately $4,176,000, respectively, of unused capital loss carryforwards available to offset future capital gains expiring March 31, 2008. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

7. Shares of Beneficial Interest

At March 31, 2000, the Fund had an unlimited amount of shares of beneficial interest authorized with a par value of $0.001 per share. The Portfolio has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Portfolio and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

At March 31, 2000, total paid-in capital amounted to the following for each class:

                                 Class A            Class B            Class L
================================================================================
Total Paid-in Capital          $364,023,938       $45,172,740        $21,115,447
================================================================================

Transactions in shares of each class were as follows:

                                            Year Ended                       Year Ended
                                          March 31, 2000                   March 31, 1999
                                   -----------------------------    ----------------------------
                                     Shares           Amount           Shares          Amount
==================================================================================================
Class A
Shares sold                         7,907,403    $ 103,472,952        5,972,128    $  84,705,473
Shares issued on reinvestment         833,099       10,908,420          999,932       14,128,508
Shares reacquired                  (9,573,264)    (124,636,681)      (4,199,657)     (59,498,849)
--------------------------------------------------------------------------------------------------
Net Increase (Decrease)              (832,762)   $ (10,255,309)       2,772,403    $  39,335,132
==================================================================================================
Class B
Shares sold                         1,886,113    $  24,554,298        1,355,808    $  19,259,918
Shares issued on reinvestment          82,080        1,069,880           72,634        1,024,830
Shares reacquired                  (1,264,157)     (16,286,306)        (251,968)      (3,557,223)
--------------------------------------------------------------------------------------------------
Net Increase                          704,036    $   9,337,872        1,176,474    $  16,727,525
==================================================================================================
Class L+
Shares sold                           758,614    $   9,864,465          361,021    $   5,145,293
Shares issued on reinvestment          48,787          637,593           50,013          706,619
Shares reacquired                    (632,320)      (8,163,213)        (211,749)      (3,003,899)
--------------------------------------------------------------------------------------------------
Net Increase                          175,081    $   2,338,845          199,285    $   2,848,013
==================================================================================================

+ On June 12, 1998 Class C shares were renamed Class L shares.

--------------------------------------------------------------------------------
26                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year ended March 31:


Class A Shares                                           2000(1)               1999(1)         1998           1997          1996
===================================================================================================================================
Net Asset Value, Beginning of Year                      $  13.97                $14.16        $13.60         $13.67        $13.32
-----------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                                     0.74                  0.74          0.79           0.81          0.81
  Net realized and unrealized gain (loss)                  (1.03)                 0.03          0.73          (0.09)         0.35
-----------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                        (0.29)                 0.77          1.52           0.72          1.16
-----------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                                    (0.73)                (0.75)        (0.80)         (0.79)        (0.81)
  Net realized gains                                       (0.01)                (0.21)        (0.16)           --            --
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                        (0.74)                (0.96)        (0.96)         (0.79)        (0.81)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                            $  12.94                $13.97        $14.16         $13.60        $13.67
-----------------------------------------------------------------------------------------------------------------------------------
Total Return                                               (2.03)%                5.50%        11.47%          5.41%         8.83%
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                          $363,812              $404,498      $370,891       $351,395      $378,421
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                                  0.68%                 0.66%         0.66%          0.70%         0.70%
  Net investment income                                     5.59                  5.21          5.61           5.92          5.88
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                       68%                   61%           87%            31%           27%
===================================================================================================================================
Class B Shares                                             2000(1)               1999(1)        1998          1997           1996
===================================================================================================================================
Net Asset Value, Beginning of Year                        $13.96                $14.16        $13.61         $13.67        $13.33
-----------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                                     0.67                  0.67          0.70           0.74          0.73
  Net realized and unrealized gain (loss)                  (1.03)                 0.02          0.74          (0.08)         0.35
-----------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                        (0.36)                 0.69          1.44           0.66          1.08
-----------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                                    (0.66)                (0.68)        (0.73)         (0.72)        (0.74)
  Net realized gains                                       (0.01)                (0.21)        (0.16)           --             --
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                        (0.67)                (0.89)        (0.89)         (0.72)        (0.74)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                               $12.93                $13.96       $14.16         $13.61        $13.67
-----------------------------------------------------------------------------------------------------------------------------------
Total Return                                               (2.56)%                4.92%        10.80%          4.95%         8.26%
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                           $42,872               $36,451       $20,313        $12,691       $11,605
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                                 1.18%                 1.16%          1.29%          1.20%         1.19%
  Net investment income                                     5.11                  4.71          4.95           5.42          5.37
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                       68%                   61%           87%            31%           27%
===================================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.

-------------------------------------------------------------------------------
Smith Barney Muni Funds                                                      27

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year ended March 31:


Class L Shares                                             2000(1)          1999(1)(2)       1998           1997           1996
===================================================================================================================================
Net Asset Value, Beginning of Year                      $    13.97      $    14.16      $    13.59      $    13.65      $    13.32
-----------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                                       0.66            0.65            0.69            0.73            0.73
  Net realized and unrealized gain (loss)                    (1.02)           0.02            0.74           (0.08)           0.34
-----------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                          (0.36)           0.67            1.43            0.65            1.07
-----------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                                      (0.65)          (0.65)          (0.70)          (0.71)          (0.74)
  Net realized gains                                         (0.01)          (0.21)          (0.16)           --              --
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                          (0.66)          (0.86)          (0.86)          (0.71)          (0.74)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                            $    12.95      $    13.97      $    14.16      $    13.59      $    13.65
-----------------------------------------------------------------------------------------------------------------------------------
Total Return                                                 (2.57)%          4.79%          10.71%           4.90%           8.13%
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                          $   19,434      $   18,528      $   15,926      $   14,901      $   16,563
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                                    1.26%           1.24%           1.35%           1.27%           1.27%
  Net investment income                                       5.03            4.63            4.91            5.35            5.31
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                         68%             61%             87%             31%             27%
===================================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.
(2) On June 12, 1998, Class C shares were renamed Class L shares.

--------------------------------------------------------------------------------
28                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of the National Portfolio of Smith Barney Muni Funds:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the National Portfolio of Smith Barney Muni Funds as of March 31, 2000, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2000, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the National Portfolio of Smith Barney Muni Funds as of March 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                        /s/ KPMG LLP

New York, New York
May 11, 2000

--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                      29

--------------------------------------------------------------------------------
Tax Information (unaudited)
--------------------------------------------------------------------------------

For Federal tax purposes the Fund hereby designates for the fiscal year ended March 31, 2000:

     . 99.98% of the dividends paid by the Fund from net investment income as tax exempt for regular Federal income tax purposes.

     .    Long-term capital gain distributions paid of $242,860.

--------------------------------------------------------------------------------
Additional Shareholder Information (unaudited)
--------------------------------------------------------------------------------

On April 19, 1999, a special meeting of shareholders of the Trust was held for the purpose of electing Trustees to the Trust.

The results were as follows:

                                                                   Percentage                                      Percentage
                                     Shares Voted                   of Shares              Shares Voted             of Shares
Name of Trustees                          For                         Voted                   Against                 Voted
-----------------------------------------------------------------------------------------------------------------------------------
Lee Abraham                          1,350,265,160.850               97.943%               28,359,584.139             2.057%
Allan J. Bloostein                   1,351,356,664.226               98.022                27,268,080,763             1.978
Jane F. Dasher                       1,352,390,291.715               98.097                26,234,453.274             1.903
Donald R. Foley                      1,350,867,506.020               97.987                27,757,238.969             2.013
Richard E. Hanson, Jr.               1,351,302,644.963               98.018                27,322,100.026             1.982
Paul Hardin                          1,352,452,572.699               98.102                26,172,172.290             1.898
Heath B. McLendon                    1,352,481,643.116               98.104                26,143,101.873             1.896
Roderick C. Rasmussen                1,351,438,798.818               98.028                27,185,946.171             1.972
John P. Toolan                       1,352,497,455.395               98.105                26,127,289.594             1.895
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
30                                            2000 Annual Report to Shareholders

                     (This page intentionally left blank.)

                     (This page intentionally left blank.)

Smith Barney
Muni Funds

Trustees
Lee Abraham
Allan J. Bloostein
Jane F. Dasher
Donald R. Foley
Richard E. Hanson, Jr.
Paul Hardin
Heath B. McLendon, Chairman
Roderick C. Rasmussen
John P. Toolan

Joseph H. Fleiss, Emeritus


Officers
Heath B. McLendon
President and Chief Executive Officer

Lewis E. Daidone
Senior Vice President and Treasurer

Peter M. Coffey
Vice President

Anthony Pace
Controller

Christina T. Sydor
Secretary


Investment Manager
SSB Citi Fund Management LLC


Distributor
CFBDS, Inc.

Custodian
PFPC Trust Company


Transfer Servicing Agent
Citi Fiduciary Trust Company
388 Greenwich Street, 22nd Floor
New York, NY 10013


Sub-Transfer Agent
PFPC Global Fund Services
P.O. Box 9699
Providence, RI 02940-9699

This report is submitted for the general information of the shareholders of Smith Barney Muni Funds National Portfolio, but it may also be used as sales literature when proceeded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after June 30, 2000, this report must be accompanied by performance information for the most recently completed calendar quarter.

[LOGO OF SALOMON SMITH BARNEY]
Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

Smith Barney Muni Funds
Smith Barney Mutual Funds
388 Greenwich Street, MF-2
New York, New York 10013

www.smithbarney.com/mutualfunds


FD2304 5/00

[LOGO OF SMITH BARNEY MUTUAL FUNDS]



                            SMITH BARNEY MUNI FUNDS
                        NEW YORK MONEY MARKET PORTFOLIO
                              NEW YORK PORTFOLIO


                                                       ANNUAL REPORT

                                                       MARCH 31, 2000



                      [LOGO OF SMITH BARNEY MUTUAL FUNDS]


            NOT FDIC INSURED . NOT BANK GUARANTEED . MAY LOSE VALUE

Smith Barney
Muni Funds

[PHOTO]                                 [PHOTO]

Heath B. McLendon                       Joseph P. Deane
Chairman                                Vice President

[PHOTO]

Joseph Benevento
Vice President

Dear Shareholder:

We are pleased to provide you with the annual report for the Smith Barney Muni Funds -- New York Money Market Portfolio and New York Portfolio ("Portfolios") for the year ended March 31, 2000. For your convenience, we have summarized the period's prevailing economic and market conditions below and outlined each Portfolio's investment strategy. A detailed summary of performance can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

New York Portfolio's Performance Update and Investment Strategy

The New York Portfolio seeks to pay its shareholders as high a level of monthly income exempt from federal income taxes and from New York State and City personal income taxes as is consistent with prudent investing.1

For the year ended March 31, 2000, the Class A shares of the New York Portfolio, without sales charges, returned a negative 1.61% versus its New York municipal bond fund peer group average total return of negative 2.43% for the same time period, according to Lipper, Inc. (Lipper, Inc. is an independent fund-tracking organization.)

As of March 31, 2000, 99.3% of the Portfolio's holdings were rated investment grade or better and 57.6% were rated AAA, the highest possible rating. As of March 31, 2000, the Portfolio's holdings were concentrated among education bonds (16.4%), hospital bonds (12.6%) and pre-refunded bonds (12.5%).

While no guarantees can be made, we think that select municipal securities may be undervalued and this has caused us to rebalance our holdings. In general, this means we are buying bonds carrying maturities of 20 years or longer with solid

-----------
1 A portion of the Portfolio's income may be subject to the Alternative Minimum Tax ("AMT").


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                        1
credit ratings and trading below what we believe may be fair market value in price. Moreover, we have targeted, among others, general obligation bonds and high-grade revenue credits like water, sewer and toll-road bonds.

Our investment strategy for the Portfolio, during the period, has been to maximize the Portfolio's dividend yield. In our view, the municipal bond market has provided us with excellent opportunities during the reporting period. Since interest rates have gone up to higher levels, we have been able to invest our excess cash in bonds with higher yields. In addition, we also focused on adding high-grade bonds to the Portfolio.

Our investment strategy going forward will be three-fold:

 . We plan to lengthen maturities in the Portfolio to take advantage of the inexpensive valuations of municipal bonds relative to U.S. Treasuries bonds;

 . We will continue to focus on investing in high-grade issues (rated triple-A or double-A by either Standard & Poor's Ratings Service or Moody's Investors Service, Inc.); and

 . We intend to invest in discount paper because this is where we believe we can obtain the best values.

Another key goal will be to sell off some of our intermediate-term maturities that were defensive and stretch out longer on the yield curve to lock in today's higher rates. (The yield curve is a graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.) We see the best opportunities for potential reward right now at the long end of the yield curve.

Market and Economic Overview
In our view, bond yields may be high enough to adequately reflect the risk of slightly higher inflation. The period covered by this report was marked by continued robust U.S. economic growth, historically low inflation and low unemployment.

The Federal Reserve Board ("Fed") has increased short-term interest rates five times in the last nine months by a total of 125 basis points (or 1.25%).2 The Fed remains committed to keeping pressure on borrowing costs until the U.S. economy slows to levels that keep inflation from accelerating. Perhaps more significant than the Fed's actions was its accompanying statement that rapid growth could foster inflationary imbalances that might undermine the economy's record economic expansion.


------------
2 On May 16, 2000, after this letter was written, the Fed raised interest rates by 0.50% to 6.50%.


--------------------------------------------------------------------------------
2                                             2000 Annual Report to Shareholders

We believe that this cautionary statement may hint at a slightly more aggressive approach by the Fed in the months ahead. However, in our view, bond yields are high enough to adequately reflect the risk of slightly higher inflation. Indeed, we think that bond yields may be near their peak.

Also, we think performance in the bond market during the period has been a direct result of Fed monetary policy actions. While presumably aimed at stock market exuberance, it is the bond market that has taken the brunt of any correction on fears of further Fed rate increases. We believe the current lack of inflationary evidence defies a historically tight labor market and reinforces the influence of technology and the power of global pricing constraints.

To be sure, the bond market experienced a tough year in 1999. Tax-loss selling and asset allocation shifts out of municipal securities precipitated massive outflows in the fourth quarter of 1999, prompting many bond funds to sell their holdings. This trend in turn drove yields even higher and sent the net asset values of many funds lower, accelerating outflows and leaving bond dealers reluctant to stock municipal securities. Additionally, the bond market has suffered in recent months from uncertainty over the outlook for future Fed monetary policy, given the ongoing resilience of the stock market and the apparent acceleration of consumer demand at the end of 1999. Also, as we have previously noted, supply in the new issue market is down substantially from last year.

These factors, in addition to the considerable momentum going into 2000, may mean that there is less financial restraint in the economy than previously believed. The pace of demand growth is surpassing even optimistic assessments of the economy's limits, threatening to reignite inflation and underscoring the need for Fed vigilance and restraint.

Under "normal" market conditions, municipal investors pay for the tax-free income benefits by getting a lower return. Today, however, investors are in effect saving on taxes without sacrificing returns. It is possible to buy double- and triple- A-rated bonds yielding nearly 100% or more of similar maturity U.S. Treasury bonds, well above the historical average of roughly 80%. We think these yields represent extraordinarily good value for municipal securities.

New York Economic Highlights
The Empire State is moving aggressively to create a more favorable business climate, and this is clearly having a positive impact on its economy. This turnaround comes as New York continues to reduce taxes, eliminate red tape and other bureaucratic obstacles and change ineffective state government programs that may have previously held back New York's economic growth.



--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                        3

New York State is home to the 10th largest economy in the world. With a Gross State Product of roughly $593 billion, New York accounts for nearly 8% of the nation's Gross Domestic Product ("GDP"). New York is home to 65 FORTUNE 500 companies -- more than any other U.S. state. In fact, more than $1 trillion in financial transactions take place at the New York Stock Exchange on a typical trading day, making New York City the undisputed financial capital of the world.3

We continue to be somewhat optimistic on New York's financial future and our outlook for New York State municipal securities is that they should remain relatively stable. In our opinion, the large surpluses that New York achieved in recent years make near-term credit risks very low. However, over the longer-term, New York's future budgetary and financing decisions scheduled to take place over the next few years may increase credit risk as the state once again confronts budget gaps and narrower cash margins.

Increased cash balances, largely generated by the extraordinary profitability of the financial services sector, we believe provide, a near-term buffer against the historic volatility of stock market-driven revenue growth. However, while the broader economy is also growing, so too is New York's debt load, and funding for multi-year tax reductions and expenditure commitments are based on continued economic growth. Despite the many challenges that lie ahead, we are optimistic about the long-term attractiveness of the tax-exempt bond market in New York State.

Market Outlook
We think the U.S. economy should remain stable this year, as low unemployment and strong consumer confidence will likely support demand for goods. Additionally, we think that the Fed has engineered a good balance between strong economic growth and an "acceptable" rate of inflation.

Regarding further Fed tightenings, we think that such future moves may not be detrimental to the bond market, particularly as the U.S. Treasury continues to pay down debt and inflation remains moderate. It is our belief that any further Fed policy actions have already been comfortably priced into the bond market. We believe that the good news is that the economy's "soft landing" is likely to be at a higher annual growth rate than was previously thought possible due to the possible emergence of a "New Economy," where technological advances can spur economic growth without inflationary pressures because of higher productivity.



-------------
3  Source: Fitch IBCA Inc., an internationally recognized rating agency



--------------------------------------------------------------------------------
4                                             2000 Annual Report to Shareholders

In our judgment, a number of factors bode well for the municipal bond market. The new issue market is expected to shrink this year, boosting demand for bonds currently outstanding and enhancing interest for the roughly $175 billion of new munis expected in 2000. Fiscal trends are another major plus. During past economic downturns, some municipal issuers facing declining tax receipts were hard-pressed to repay their bond obligations. Today, many state and local governments boast budget surpluses. We believe these surpluses indicate that investors will feel more comfortable holding munis, even in a downturn. And lastly, recent narrowing of spreads in the taxable market has made alternatives less attractive. All of these trends help to explain why we remain optimistic about the long-term prospects for the municipal bond market.

New York Money Market Portfolio Investment Strategy
The New York Money Market Portfolio seeks to provide investors with income exempt from federal income tax (other than the Alternative Minimum Tax) and New York State and City personal income taxes by investing in high quality, short-term New York municipal obligations selected for liquidity and stability of principal.

The New York Money Market Portfolio invests only in short-term securities that we feel carry minimal credit risk. All of the Portfolio's holdings are rated within the top two short-term credit rating categories or are of comparable quality.

Please note that your investment in the New York Money Market Portfolio is neither insured, nor guaranteed, by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

For the year ended March 31, 2000, the Portfolio posted a total return of 2.76%. As of March 31, 2000, the New York Money Market Portfolio's 7-day current yield was 3.06%. The Portfolio's 7-day effective yield -- which reflects compounding -- was 3.11%.

The 7-day current yield is an average of the past seven-days daily yields while the one-year total return reflects the entire year's performance. (Total return is the annual return on an investment including appreciation and dividends or interest.) During the Fund's fiscal year the Fed raised the overnight bank lending rate 125 basis points. (A basis point is 0.01% or one-hundredth of a percent of yield.) Because rates have been rising, the Fund's 7-day yield will reflect the higher market rates.



--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                        5

During the reporting period, in expectation of increasing rates, we have shortened our average maturity target to a 35 to 40 day range. In addition we have positioned the Portfolio with an increased variable rate position which will help the Portfolio to contend with seasonal redemptions that normally occur during April's tax season.

In closing, thank you for investing in the Smith Barney Muni Funds -- New York Money Market Portfolio and New York Portfolio. We look forward to continuing to help you pursue your financial goals in the new century.

Sincerely,


/s/ Heath B. McLendon                   /s/ J. P. Deane


Heath B. McLendon                       Joseph P. Deane
Chairman                                Vice President
                                        New York Portfolio


/s/ Joseph Benevento


Joseph Benevento
Vice President
New York Money Market Portfolio

April 18, 2000





--------------------------------------------------------------------------------
6                                             2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
                               New York Portfolio
--------------------------------------------------------------------------------
  Historical Performance -- Class A Shares
--------------------------------------------------------------------------------

                        Net Asset Value
                     --------------------
                     Beginning      End      Income    Capital Gain    Total
Year Ended            of Year     of Year   Dividends  Distributions Returns(1)
================================================================================
3/31/00               $13.69      $12.78      $0.67        $0.01       (1.61)%
--------------------------------------------------------------------------------
3/31/99                13.91       13.69       0.70         0.27        5.50
--------------------------------------------------------------------------------
3/31/98                13.16       13.91       0.73         0.05       11.83
--------------------------------------------------------------------------------
3/31/97                13.19       13.16       0.74         0.00        5.48
--------------------------------------------------------------------------------
3/31/96                12.83       13.19       0.74         0.00        8.71
--------------------------------------------------------------------------------
3/31/95                12.83       12.83       0.77         0.00        6.32
--------------------------------------------------------------------------------
3/31/94                13.25       12.83       0.79         0.00        2.66
--------------------------------------------------------------------------------
3/31/93                12.33       13.25       0.81         0.00       14.48
--------------------------------------------------------------------------------
3/31/92                11.80       12.33       0.81         0.00       11.98
--------------------------------------------------------------------------------
3/31/91                11.67       11.80       0.85         0.00        8.74
================================================================================
Total                                         $7.61        $0.33
================================================================================


--------------------------------------------------------------------------------
  Historical Performance -- Class B Shares
--------------------------------------------------------------------------------

                        Net Asset Value
                     --------------------
                     Beginning      End      Income    Capital Gain    Total
Year Ended            of Year     of Year   Dividends  Distributions Returns(1)
================================================================================
3/31/00               $13.68      $12.78      $0.60        $0.01       (2.09)%
--------------------------------------------------------------------------------
3/31/99                13.89       13.68       0.62         0.27        5.02
--------------------------------------------------------------------------------
3/31/98                13.15       13.89       0.66         0.05       11.19
--------------------------------------------------------------------------------
3/31/97                13.18       13.15       0.67         0.00        4.96
--------------------------------------------------------------------------------
3/31/96                12.84       13.18       0.68         0.00        8.05
--------------------------------------------------------------------------------
Inception* - 3/31/95   11.96       12.84       0.29         0.00        9.92+
================================================================================
Total                                         $3.52        $0.33
================================================================================



--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                        7

--------------------------------------------------------------------------------
                               New York Portfolio
--------------------------------------------------------------------------------
  Historical Performance -- Class L Shares
--------------------------------------------------------------------------------

                        Net Asset Value
                     --------------------
                     Beginning      End      Income    Capital Gain    Total
Year Ended            of Year     of Year   Dividends  Distributions Returns(1)
================================================================================
3/31/00               $13.67      $12.77      $0.59        $0.01       (2.14)%
--------------------------------------------------------------------------------
3/31/99                13.88       13.67       0.61         0.27        4.95
--------------------------------------------------------------------------------
3/31/98                13.14       13.88       0.65         0.05       11.13
--------------------------------------------------------------------------------
3/31/97                13.17       13.14       0.67         0.00        4.91
--------------------------------------------------------------------------------
3/31/96                12.83       13.17       0.68         0.00        8.07
--------------------------------------------------------------------------------
3/31/95                12.82       12.83       0.68         0.00        5.66
--------------------------------------------------------------------------------
3/31/94                13.24       12.82       0.70         0.00        1.96
--------------------------------------------------------------------------------
Inception* - 3/31/93   12.84       13.24       0.12         0.00        4.04+
================================================================================
Total                                         $4.70        $0.33
================================================================================

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.

--------------------------------------------------------------------------------
  Average Annual Total Returns
--------------------------------------------------------------------------------

                                            Without Sales Charges(1)
                                    --------------------------------------------
                                    Class A          Class B        Class L
================================================================================
Year Ended 3/31/00                      (1.61)%          (2.09)%       (2.14)%
--------------------------------------------------------------------------------
Five Years Ended 3/31/00                 5.89             5.33          5.29
--------------------------------------------------------------------------------
Ten Years Ended 3/31/00                  7.31              N/A           N/A
--------------------------------------------------------------------------------
Inception* through 3/31/00               6.79             6.78          5.28
================================================================================

                                              With Sales Charges(2)
                                    --------------------------------------------
                                    Class A          Class B        Class L
================================================================================
Year Ended 3/31/00                      (5.54)%          (6.29)%       (4.06)%
--------------------------------------------------------------------------------
Five Years Ended 3/31/00                 5.03             5.17          5.08
--------------------------------------------------------------------------------
Ten Years Ended 3/31/00                  6.87             N/A           N/A
--------------------------------------------------------------------------------
Inception* through 3/31/00               6.46             6.78          5.13
================================================================================



--------------------------------------------------------------------------------
8                                             2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
                               New York Portfolio
--------------------------------------------------------------------------------
  Cumulative Total Returns
--------------------------------------------------------------------------------

                                                        Without Sales Charges(1)
================================================================================
Class A (3/31/90 through 3/31/00)                                  102.53%
--------------------------------------------------------------------------------
Class B (Inception* through 3/31/00)                                42.54
--------------------------------------------------------------------------------
Class L (Inception* through 3/31/00)                                45.02
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charge of 4.00% and 1.00%, respectively; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

 * Inception dates for Class A, B and L shares are January 16, 1987, November 11, 1994 and January 8, 1993, respectively.

 + Total return is not annualized, as it may not be representative of the total return for the year.



--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                        9

--------------------------------------------------------------------------------
Historical Performance (unaudited)
--------------------------------------------------------------------------------

                Growth of $10,000 Invested in Class A Shares of
                           the New York Portfolio vs.
                     Lehman Brothers Municipal Bond Index+

--------------------------------------------------------------------------------
                            March 1990 -- March 2000

                                    [GRAPH]

                     New York                   Lehman Brothers
                     Portfolio                Municipal Bond Index

3/90                   9,597                         10,000
3/91                  10,405                         10,922
3/92                  11,619                         12,013
3/93                  13,268                         13,517
3/94                  13,590                         13,831
3/95                  14,428                         14,860
3/96                  15,685                         16,105
3/97                  16,544                         16,982
3/98                  18,501                         18,801
3/99                  19,224                         19,967
3/00                  18,915                         19,950


+ Hypothetical illustration of $10,000 invested in Class A shares on March 31, 1990, assuming deduction of the maximum 4.00% sales charge at the time of investment and reinvestment of dividends (after deduction of applicable sales charges through November 6, 1994 and thereafter at net asset value) and capital gains, if any, at net asset value through March 31, 2000. The Lehman Brothers Municipal Bond Index is a broad-based, total return index comprised of investment grade, fixed rate municipal bonds selected from issues larger than $50 million issued since January 1991. This index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. The performance of the Portfolio's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.




--------------------------------------------------------------------------------
10                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments                                          March 31, 2000
--------------------------------------------------------------------------------

                        NEW YORK MONEY MARKET PORTFOLIO

    FACE
   AMOUNT      RATING(a)                      SECURITY                              VALUE
--------------------------------------------------------------------------------------------
 $12,350,000   VMIG 1*    Albany NY IDR United Cerebral Palsy Series B
                             3.800% VRDO                                         $12,350,000
   7,500,000   SP-1+      Buffalo NY BAN Series 99A 4.650% due 7/25/00             7,519,609
   3,600,000   NR++       Chautauqua County IDA (Red Wing Co. Project)
                             3.950% VRDO                                           3,600,000
   4,900,000   A-1        Columbia County IDR (Rural Manufacturing Project)
                             3.950% VRDO (b)                                       4,900,000
  10,230,000   NR+        Commack UFSD BAN Series 99 3.750% due 6/23/00           10,237,840
                          Dutchess County NY IDA:
   6,600,000   A-1+          Marist College Series 98A 3.750% VRDO                 6,600,000
   4,500,000   A-1+          St. Francis Hospital Series B 3.750% VRDO             4,500,000
  10,000,000   NR+        East Greenbush CSD BAN Series 99 3.750% due 6/28/00     10,008,114
  16,000,000   NR+        Eastern Suffolk BOCES RAN 3.750% due 6/28/00            16,011,887
                          Erie County IDA:
   3,550,000   A-1           Colad Group Inc. Project Series 96 3.950% VRDO (b)    3,550,000
   3,325,000   P-1*          Rosina Food Products Inc. 3.950% VRDO (b)             3,325,000
   7,900,000   A-1        Franklin County Trudeau Institute Series 98 3.850%
                             VRDO                                                  7,900,000
   1,920,000   A-1        Fulton County IDR (Fiber Conversion Inc. Project)
                             3.950% VRDO (b)                                       1,920,000
   9,350,000   A-1+       Hempstead IDA Nassau Energy 3.800% VRDO (b)              9,350,000
   1,410,000   A-1        Hudson County IDA (Emsig Manufacturing Corp.)
                             Series 98 4.000% VRDO (b)                             1,410,000
                          Jefferson County IDA:
     790,000   A-1           The Climax Manufacturing Co. Project
                               3.950% VRDO (b)                                       790,000
   2,145,000   A-1           Fisher Guage 3.950% VRDO (b)                          2,145,000
     370,000   A-1        Lewis County IDA IDR (The Climax Manufacturing
                             Co. Project) 3.950% VRDO (b)                            370,000
                          Long Island Power Authority:
  19,100,000   A-1+          Series 1 1998 3.800% VRDO                            19,100,000
   1,100,000   A-1+          Series 2 1998 3.650% VRDO                             1,100,000
   2,700,000   A-1+          Series 3 3.600% due 4/7/00                            2,700,000
  10,000,000   A-1+          Series 3 1998 TECP 4.050% due 8/8/00                 10,000,000
   3,500,000   A-1+          Series 4 1998 TECP 3.750% due 4/12/00                 3,500,000
   5,470,000   A-1+          Series 6 4.000% VRDO                                  5,470,000
   3,195,000   A-1+          Series 565 PART MBIA-Insured 3.960% VRDO              3,195,000
  14,380,000   A-1+          Series A PART 4.060% VRDO                            14,380,000
  10,000,000   A-1+          Series A PART MBIA-Insured 4.060% VRDO               10,000,000
                          Madison Country BOCES:
   3,250,000   NR+           Monroe Orleans RAN 3.750% due 6/30/00                 3,252,083
   7,500,000   NR+           Onondaga Cortland 3.750% due 6/23/00                  7,504,926

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       11

--------------------------------------------------------------------------------
Schedules of Investments (continued)                             March 31, 2000
--------------------------------------------------------------------------------

                        NEW YORK MONEY MARKET PORTFOLIO

    FACE
   AMOUNT      RATING(a)                      SECURITY                              VALUE
--------------------------------------------------------------------------------------------
                          Monroe County IDA:
$  8,315,000   A-1           Collegiate Housing Foundation Series A
                               3.900% VRDO                                       $ 8,315,000
   3,615,000   A-1           Granite Building Series 1992 3.850% VRDO              3,615,000
   5,790,000   A-1           JADA Precision Plastic Series 97
                               3.950% VRDO (b)                                     5,790,000
  15,000,000   A-1        Municipal Assistance Corp. Series J 5.500% due 7/1/00   15,056,846
                          Nassau County:
   3,730,000   A-1+          Rubies Costume Project IDA 3.950% VRDO (b)            3,730,000
  20,000,000   NR++          Series B RAN 3.750% due 4/19/00                      20,013,408
                          New York City GO:
  23,690,000   A-1+          PART AMBAC-Insured 3.900% VRDO                       23,690,000
  13,500,000   A-1+          PART MBIA-Insured 3.960% VRDO                        13,500,000
  11,085,000   A-1+          Series 94 B-5 3.950% VRDO                            11,085,000
   4,500,000   A-1+          Series 94 H-3 FSA-Insured 3.700% due 4/11/00          4,500,000
   5,000,000   A-1+          Series 96E AMBAC-Insured 3.925% due 9/7/00            5,000,000
   1,200,000   A-1+          Series 98A TECP 3.650% due 5/4/00                     1,200,000
   9,400,000   A-1+          Series B-6 MBIA-Insured 3.950% VRDO                   9,400,000
   6,800,000   A-1+          Series C 4.100% VRDO                                  6,800,000
   4,125,000   A-1+          Series D 4.500% VRDO                                  4,130,964
  19,900,000   A-1+          Series F-3 3.800% VRDO                               19,900,000
   5,600,000   A-1+          Series H Sub-Series H-3 FSA-Insured
                               3.750% due 4/12/00                                  5,600,000
   1,700,000   A-1+          Series H Sub-Series H-6 MBIA-Insured
                               4.000% due 6/12/00                                  1,700,000
  21,650,000   A-1+          Series J-2 3.800%                                    21,650,000
   3,050,000   A-1           Series L 5.250% due 8/1/00                            3,063,704
   3,900,000   A-1+          Sub-Series B-2 B-9 3.800% VRDO                        3,900,000
                             Sub-Series H-6 MBIA-Insured:
   5,000,000   A-1+            3.750% due 4/11/00                                  5,000,000
   2,600,000   A-1+            3.950% due 6/14/00                                  2,600,000
                          New York City HDC Multi-Family Housing:
  10,000,000   A-1+          Brittany Development Series A 3.800% VRDO (b)        10,000,000
   1,300,000   A-1+          Columbus Apartments Series A 3.650% VRDO              1,300,000
  33,000,000   A-1+          1 Columbus Place Series A 3.800% VRDO                33,000,000
   1,500,000   A-1+          Harmony House Project 3.800% VRDO                     1,500,000
   4,100,000   A-1+          Spring Creek 3.800% VRDO                              4,100,000
                          New York City Health & Hospital Corp. Revenue:
   2,410,000   A-1+          Series C 3.700% VRDO                                  2,410,000
  11,200,000   A-1+          Series F 3.650% VRDO                                 11,200,000
                          New York City IDA:
  19,000,000   A-1+          Air Express International Corp. Project
                               3.850% VRDO (b)                                    19,000,000

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
12                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (continued)                              March 31, 2000
--------------------------------------------------------------------------------

                         NEW YORK MONEY MARKET PORTFOLIO

    FACE
   AMOUNT      RATING(a)                      SECURITY                              VALUE
--------------------------------------------------------------------------------------------
$  3,900,000   A-1+          Childrens Oncology Society 3.750% VRDO              $ 3,900,000
   4,950,000   A-1           Columbia Grammar School Project
                               3.750% VRDO                                         4,950,000
   6,100,000   SP-1+         Gary Plastic Packaging Corp. 98 3.950% VRDO (b)       6,100,000
   7,000,000   A-1+          Linear Lighting Corp. 3.950% VRDO (b)                 7,000,000
  12,000,000   A-1           USA Waste Services 3.850% VRDO (b)                   12,000,000
                          New York City Metropolitan Transit Authority:
                             PART FSA-Insured:
   5,470,000   A-1+            3.910% VRDO                                         5,470,000
   9,425,000   A-1+            3.950% VRDO                                         9,425,000
  10,000,000   VMIG 1*         Munitop Series 99-2 3.300% due 5/10/00             10,000,000
  12,000,000   A-1+            Series A 4.050% due 6/13/00                        12,000,000
                             Series CP1 Sub-Series A TECP:
   5,000,000   A-1+            3.750% due 4/6/00                                   5,000,000
  20,000,000   A-1+            4.000% due 8/9/00                                  20,000,000
   7,000,000   A-1+          Sub-Series 98B BAN CP1 3.950% due 6/9/00              7,000,000
                             Sub-Series CP1 TECP:
   9,000,000   A-1+            3.700% due 4/6/00                                   9,000,000
  16,300,000   A-1+            3.750% due 5/4/00                                  16,300,000
                          New York City Municipal Water Financial Authority:
  12,500,000   A-1+          Series 4 TECP 3.850% due 4/27/00                     12,500,000
   3,000,000   NR+           Series 5 3.500% due 4/27/00                           3,000,000
   2,500,000   A-1+          Series 5-B TECP 3.600% due 4/27/00                    2,500,000
  25,854,000   VMIG 1*       Series 98-2 PART 4.030% VRDO                         25,854,000
   5,000,000   A-1+          Series 98C PART FGIC-Insured 3.910% VRDO              5,000,000
                             Series A:
   1,675,000   A-1+            6.000% due 6/15/00                                  1,683,621
  13,875,000   A-1+            7.500% due 6/15/00                                 14,184,140
   4,225,000   A-1+            FGIC-Insured 4.100% VRDO                            4,225,000
   6,800,000   A-1+          Series G FGIC-Insured 3.950% VRDO                     6,800,000
                          New York City Transitional Financial Authority:
  15,000,000   A-1+          3.750% VRDO                                          15,000,000
                             Future Tax Secured:
   8,300,000   A-1+            Series 98B PART 3.910% VRDO                         8,300,000
  24,900,000   VMIG 1*         Series A-2 3.650% VRDO                             24,900,000
  11,300,000   A-1             Series B-1 3.950% VRDO                             11,300,000
   4,400,000   A-1             Series B-2 3.950% VRDO                              4,400,000
                          New York State:
  30,000,000   A-1+          Series A 4.050% due 6/8/00                           30,000,000
  10,000,000   A-1+          Series B 4.050% due 8/9/00                           10,000,000
                          New York State Dormitory Authority:
   8,625,000   A-1+          Colgate University PART FGIC-Insured 3.900% VRDO      8,625,000
   9,800,000   A-1+          Cornell University TECP 3.950% due 5/31/00            9,800,000
   8,945,000   A-1+          Memorial Sloan Kettering Series 89A 3.990% VRDO       8,945,000

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       13

--------------------------------------------------------------------------------
Schedules of Investments (continued)                             March 31, 2000
--------------------------------------------------------------------------------

                         NEW YORK MONEY MARKET PORTFOLIO

    FACE
   AMOUNT      RATING(a)                      SECURITY                              VALUE
--------------------------------------------------------------------------------------------
$  8,000,000   A-1+          Public Library Series 99A 3.650% VRDO               $ 8,000,000
   3,500,000   A-1+          Public Library Series 99B 3.650% VRDO                 3,500,000
  12,235,000   NR+           Revenue City University Series C (Pre-Refunded --
                               Escrowed with U.S. government securities
                               to 7/1/00 Call @ 100) 6.000% due 7/1/00            12,307,566
   5,210,000   A-1+          United Health Services PART AMBAC-Insured
                               3.910% VRDO                                         5,210,000
   9,500,000   A-1+          Wagner College 3.750% VRDO                            9,500,000
                          New York State Energy Research & Development Authority:
                             Con Edison:
  27,000,000   A-1             Sub-Series A-2 3.850% VRDO                         27,000,000
  25,000,000   A-1             Sub-Series A-3 3.850% VRDO                         25,000,000
  14,000,000   VMIG 1*       LILCO Series A 3.800% VRDO (b)                       14,000,000
                             New York State Electric & Gas:
  12,500,000   VMIG 1*         3.700% due 10/15/00 (c)                            12,500,000
   7,000,000   A-1+            3.900% due 12/1/00 (b)                              7,000,000
                             Niagara Mohawk:
   7,000,000   A-1+            PART AMBAC-Insured 3.910% VRDO                      7,000,000
  14,000,000   A-1+            Series A 4.100% VRDO                               14,000,000
   8,800,000   A-1+            Series B 3.150% VRDO (b)                            8,800,000
                             Rochester Gas & Electric MBIA-Insured:
   4,800,000   A-1+            Series 97A 3.700% VRDO                              4,800,000
   8,000,000   A-1+            Series B 3.750% VRDO                                8,000,000
                          New York State Environmental Quality Series TECP:
   9,995,000   A-1+          PART MBIA-Insured 3.910% VRDO                         9,995,000
   4,000,000   A-1+          Series 97A TECP 3.700% due 4/10/00                    4,000,000
                          New York State Housing Finance Authority:
  27,500,000   A-1+          250 West 50th Street Series A 3.700% VRDO (b)        27,500,000
   3,500,000   A-1+          750 Sixth Avenue Housing Series A
                               3.800% VRDO (b)                                     3,500,000
  33,100,000   VMIG 1*       E84th Street Series A 3.750% VRDO (b)                33,100,000
  16,400,000   A-1+          Liberty View Apartment Series 97A
                               3.650% VRDO (b)                                    16,400,000
  24,000,000   VMIG 1*       Saxony Housing Series 97A 3.800% VRDO (b)            24,000,000
   8,500,000   VMIG 1*       Talleyrand Crescent Housing Series 99A
                               3.800% VRDO (b)                                     8,500,000
   8,800,000   VMIG 1*       Tribeca Park Housing Series A 3.700% VRDO (b)         8,800,000
                          New York State Local Government Assistance Corp.:
  19,405,000   A-1+          Series 93A 3.600% VRDO                               19,405,000
  15,400,000   A-1+          Series 94B 3.650% VRDO                               15,400,000
   1,200,000   A-1+          Series 95B 3.600% VRDO                                1,200,000
   2,750,000   A-1+          Series 95C 3.600% VRDO                                2,750,000
  12,050,000   AAA           Series C (Pre-Refunded -- Escrowed with U.S.
                               government securities to 4/1/01 Call @ 100)
                               6.500% due 4/1/15                                  12,340,807

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
14                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (continued)                             March 31, 2000
--------------------------------------------------------------------------------

                         NEW YORK MONEY MARKET PORTFOLIO

    FACE
   AMOUNT      RATING(a)                      SECURITY                              VALUE
--------------------------------------------------------------------------------------------
                          New York State Medicare Facilities Finance Agency:
$  5,400,000   VMIG 1*       Lenox Hill Hospital 3.600% VRDO                     $ 5,400,000
   6,900,000   VMIG 1*       St. Lukes PART FHA-Insured 3.910% VRDO                6,900,000
                          New York State Mortgage Agency Revenue PART:
  13,995,000   VMIG 1*       3.960% VRDO (b)                                      13,995,000
  12,475,000   VMIG 1*       SONYMA Series 38 3.960% VRDO (b)                     12,475,000
                          New York State Power Authority:
  27,200,000   A-1           Series 2 TECP 3.700% due 4/3/00                      27,200,000
   6,000,000   A-1           Series 2 TECP 3.900% due 5/4/00                       6,000,000
   6,450,000   A-1           Series 4 3.950% due 6/9/00                            6,450,000
   4,500,000   A-1           Series 4 3.900% due 6/12/00                           4,500,000
                          New York State Thruway:
   5,000,000   NR++          Highway & Bridge AMBAC-Insured Series B
                               5.000% due 4/1/00                                   5,000,000
   4,945,000   A-1+          PART 3.990% VRDO                                      4,945,000
  23,095,000   A-1+          PART Series 1997 3.900% VRDO                         23,095,000
                          New York State UDC:
  17,525,000   Aaa*          Pre-Refunded -- Escrowed with U.S. government
                               securities to 4/1/01 Call @ 102 7.500% due 4/1/20  18,417,873
   8,000,000   VMIG 1*       Series N PART AMBAC-Insured 4.000% VRDO               8,000,000
                          Niagara County IDA (American Re-Fuel Co.):
  13,505,000   A-1+          Series 94C 3.750% VRDO (b)                           13,505,000
   8,000,000   A-1+          Series 96D 3.750% VRDO (b)                            8,000,000
  12,800,000   A-1+          Series 97B 3.900% VRDO (b)                           12,800,000
   3,000,000   A-1        Oneida County IDR (Harden Furniture) Series 98
                             3.950% VRDO (b)                                       3,000,000
                          Onondaga County IDA Southern Container:
   3,930,000   NR++          Series A 3.850% VRDO (b)                              3,930,000
   1,300,000   NR++          Series B 3.850% VRDO (b)                              1,300,000
                          Port Authority of New York & New Jersey:
   9,700,000   NR+           PART MBIA-Insured 3.760% VRDO                         9,700,000
   5,000,000   NR+           Series 95 4.000% VRDO                                 5,000,000
   3,500,000   NR+           Series 98-1 4.100% VRDO                               3,500,000
   3,500,000   NR+           Series 98-2 4.000% VRDO                               3,500,000
   5,250,000   A-1+          Series B 3.300% due 4/4/00                            5,250,000
     100,000   A-1+       Puerto Rico Government Development Bank MBIA-Insured
                             3.150% VRDO                                             100,000
     100,000   A-1+       Puerto Rico Highway Transportation Authority Revenue
                             Series A AMBAC-Insured 3.250% VRDO                      100,000
                          Rochester BAN:
  10,000,000   A-1           4.750% due 3/7/01                                    10,048,197
  26,702,000   A-1           Series II 4.500% due 10/26/00                        26,809,981
    900,000    A-1        Rotterdam IDA IDR Rotterdam Park 3.850% VRDO               900,000

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       15

--------------------------------------------------------------------------------
Schedules of Investments (continued)                             March 31, 2000
--------------------------------------------------------------------------------

                         NEW YORK MONEY MARKET PORTFOLIO

    FACE
   AMOUNT      RATING(a)                      SECURITY                              VALUE
--------------------------------------------------------------------------------------------
$  1,700,000   A-1        Schenectady County IDR Scotia Industrial Park
                             Project Series 98A 3.850% VRDO                      $ 1,700,000
  20,150,000   A-1        Seneca County IDA (Chiropractic College)
                             3.850% VRDO                                          20,150,000
                          St. Lawrence County IDA:
  11,700,000   A-1           Reynolds Metals 3.700% VRDO                          11,700,000
   3,800,000   A-1           United Helpers Living 3.850% VRDO                     3,800,000
                          Suffolk County:
   5,460,000   A-1+          JBC Realty/Wibar International IDR
                               3.950% VRDO (b)                                     5,460,000
  10,000,000   VMIG 1*       Series 38A 4.000% VRDO                               10,000,000
   4,950,000   A-1+          Series C FGIC-Insured 5.100% due 11/1/00              4,980,712
  50,000,000   NR+           Series I TAN 4.500% due 8/10/00                      50,091,918
                          Triborough Bridge & Tunnel Authority:
  22,905,000   VMIG 1*       PART FGIC-Insured 3.900% VRDO (b)                    22,905,000
  20,000,000   VMIG 1*       Series C 3.700% VRDO                                 20,000,000
   5,000,000   A-1+       Westchester County Boys and Girls Club Project
                             IDA 3.750% VRDO                                       5,000,000
---------------------------------------------------------------------------------------------
                          TOTAL INVESTMENTS -- 100%
                          (Cost-- $1,562,718,196**)                           $1,562,718,196
---------------------------------------------------------------------------------------------

(a) All ratings are by Standard & Poor's Ratings Service, except that those identified by an asterisk (*) are rated by Moody's Investors Service, Inc.
(b) Income from these issues is considered a preference item for purposes of calculating the alternative minimum tax.
(c)  Variable rate obligation payable at par on demand on the date indicated.
++ Security has not been rated by either Moody's Investors Service, Inc. or Standard & Poor's Ratings Service. However, the Board of Trustees has determined this security to be considered a first tier quality issue due to enhancement features; such as insurance and/or irrevocable letters of credit.
 + Security has not been rated by either Moody's Investors Service, Inc. or Standard & Poor's Ratings Service. However, the Board of Trustees has determined that the security presents minimal credit risk.
**   Aggregate cost for Federal income tax purposes is substantially the same.

     See pages 28 through 30 for definitions of ratings and certain security descriptions.


                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
16                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (continued)                              March 31, 2000
--------------------------------------------------------------------------------

                               NEW YORK PORTFOLIO

    FACE
   AMOUNT      RATING(a)                      SECURITY                              VALUE
--------------------------------------------------------------------------------------------
Education -- 16.4%
$    710,000   A-         Hempstead Town, IDA, Civic Facilities Revenue,
                             Adelphi University, 5.250% due 2/1/14                $  679,825
                          New York State Dormitory Authority Revenue Bonds:
                             City University Systems:
                               Series A, FGIC-Insured:
  16,000,000   AAA               5.000% due 7/1/16                                14,880,000
   5,825,000   AAA               5.625% due 7/1/16                                 5,956,063
   7,000,000   AAA             Series B, FSA-Insured, 6.000% due 7/1/14            7,472,500
   2,500,000   Baa1*           Series C, 7.500% due 7/1/10                         2,831,250
   2,000,000   AAA           Columbia University, 5.000% due 7/1/18                1,857,500
                             Cornell University, Series A:
   2,000,000   AA              7.375% due 7/1/20                                   2,051,180
   1,000,000   AA              7.375% due 7/1/30                                   1,025,540
     200,000   Baa1*         Department of Health, State of New York Issue,
                               7.250% due 7/1/02                                     205,152
   2,700,000   AA            Manhattan College, Asset Guaranty,
                               6.500% due 7/1/19                                   2,797,875
                             New York Medical College:
   1,010,000   AAA             7.250% due 10/1/03                                  1,021,797
     220,000   AA              Asset Guaranty, 6.700% due 7/1/01                     225,775
  10,260,000   AAA           Rockefeller University, 5.000% due 7/1/28             9,067,275
   1,000,000   A             School Program, 5.000% due 7/1/18                       895,000
   4,475,000   AAA           State University Athletic Facility, MBIA-Insured,
                               4.500% due 7/1/21                                   3,775,781
                             State University Educational Facility:
                               Series A:
  12,110,000   AAA               FSA-Insured, 5.875% due 5/15/17                  12,670,088
   7,030,000   AAA               MBIA-Insured, 5.000% due 5/15/16                  6,537,900
                               Series B:
   1,000,000   A                 7.500% due 5/15/11                                1,137,500
   5,000,000   AAA               FGIC-Insured, 5.250% due 5/15/19                  4,825,000
                             University of Rochester, Series A:
   7,370,000   A+              6.500% due 7/1/19                                   7,830,625
   3,915,000   AAA             MBIA-Insured, 5.000% due 7/1/16                     3,636,056
     285,000   A             Upstate Community College, Series B,
                               7.100% due 7/1/01                                     293,550
                          Rensselaer County, IDA, Civic Facilities Revenue
                             Bonds, Polytechnic Institute Dormitory Project:
   5,430,000   A+              Series A, 5.125% due 8/1/29                         4,866,638
   5,820,000   A+              Series B, 5.125% due 8/1/27                         5,230,725

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       17

--------------------------------------------------------------------------------
Schedules of Investments (continued)                              March 31, 2000
--------------------------------------------------------------------------------

                               NEW YORK PORTFOLIO

    FACE
   AMOUNT      RATING(a)                      SECURITY                              VALUE
--------------------------------------------------------------------------------------------
Education -- 16.4% (continued)
                          Schenectady IDA, Civic Facilities Revenue Bonds,
                             Union College, Series A, AMBAC-Insured:
$  2,000,000   Aaa*            5.375% due 12/1/19                               $  1,930,000
   3,000,000   Aaa*            5.450% due 12/1/29                                  2,857,500
---------------------------------------------------------------------------------------------
                                                                                 106,558,095
---------------------------------------------------------------------------------------------
Escrowed to Maturity (b) -- 0.8%
   1,435,000   AAA        Commonwealth of Puerto Rico, Aqueduct & Sewer
                             Authority Revenue Bonds, 10.250% due 7/1/09           1,809,894
   3,150,000   AAA        New York City GO, Series I, AMBAC-Insured,
                             7.250% due 8/15/14                                    3,204,558
      90,000   AAA        New York State Power Authority Revenue & General
                             Purpose, 9.500% due 1/1/01                               91,439
---------------------------------------------------------------------------------------------
                                                                                   5,105,891
---------------------------------------------------------------------------------------------
Finance -- 9.9%
                          New York City Municipal Water Finance Authority,
                             Water & Sewer Systems Revenue Bonds:
  25,050,000   AAA             Series A, FGIC-Insured, 4.750% due 6/15/31         21,010,686
                               Series B:
   2,750,000   AAA               5.000% due 6/15/29                                2,447,500
   5,205,000   AAA               FGIC-Insured, 5.125% due 6/15/30                  4,677,994
   4,875,000   AAA             Series D, MBIA-Insured, 5.000% due 6/15/15          4,582,500
                          New York City Transitional Finance Authority Revenue,
                             Future Tax:
   6,000,000   AA              Series B, 4.750% due 11/1/23                        5,115,000
  15,000,000   AA              Series C, 4.750% due 5/1/23                        12,843,750
                          New York State Local Government Assistance Corp.:
   5,000,000   AAA           Series B, MBIA-Insured, 4.875% due 4/1/20             4,400,000
   6,450,000   AAA           Series C, FGIC-Insured, 5.500% due 4/1/17             6,474,188
                          New York State Municipal Bond Bank Agency,
                             Special Revenue Program:
   1,000,000   BBB+            City of Buffalo, 6.875% due 3/15/06                 1,038,750
   1,500,000   AAA             City of Rochester, 6.750% due 3/15/11               1,575,000
---------------------------------------------------------------------------------------------
                                                                                  64,165,368
---------------------------------------------------------------------------------------------
General Obligation -- 3.1%
                          Buffalo School District, Series B:
   1,380,000   AAA           4.750% due 2/1/17                                     1,228,200
                             FSA-Insured:
     500,000   AAA             4.750% due 2/1/18                                     440,625
     575,000   AAA             4.750% due 2/1/19                                     503,844

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
18                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (continued)                              March 31, 2000
--------------------------------------------------------------------------------

                               NEW YORK PORTFOLIO

    FACE
   AMOUNT      RATING(a)                      SECURITY                              VALUE
--------------------------------------------------------------------------------------------
General Obligation -- 3.1% (continued)
                          Green Island:
$    100,000   Baa3*         9.375% due 11/1/01                                  $   106,375
     125,000   Baa3*         9.375% due 11/1/02                                      136,875
   5,000,000   A3*        New York City Refunding Bonds, Series C,
                             6.660% due 8/1/09                                     5,106,250
                          New York State:
   1,000,000   A+            12.000% due 11/15/03                                  1,228,750
   2,750,000   A+            9.875% due 11/15/05                                   3,382,500
                          North Hempstead, FGIC-Insured:
   4,505,000   Aaa*          Series A, 5.000% due 9/1/22                           4,020,712
   1,500,000   Aaa*          Series B, 4.750% due 3/1/18                           1,329,375
                          Yonkers, Series C, FGIC-Insured, State Aid Withholding:
   2,050,000   AAA           5.000% due 6/1/15                                     1,909,062
   1,000,000   AAA           5.000% due 6/1/19                                       898,750
---------------------------------------------------------------------------------------------
                                                                                  20,291,318
---------------------------------------------------------------------------------------------
Government Facilities -- 3.1%
                          New York State Dormitory Authority Lease Revenue:
                             Capital Appreciation, Court Facilities, AMBAC-Insured:
   3,255,000   Aa1*            Zero coupon due 8/1/19                              1,066,013
   5,895,000   Aa1*            Zero coupon due 8/1/20                              1,805,344
   1,725,000   Aa1*            Zero coupon due 8/1/21                                498,094
   1,600,000   Aa1*            Zero coupon due 8/1/22                                434,000
     835,000   AAA           Office Facilities - Audit & Control, MBIA-Insured,
                               4.875% due 4/1/16                                     764,025
                          New York State Urban Development Corp. Revenue:
   6,600,000   AAA           Correctional Facilities Service Contract-C,
                               6.000% due 1/1/29                                   6,723,750
   3,000,000   A             State Facilities, 5.700% due 4/1/20                   2,992,500
                          Suffolk County Judicial Facilities Agency Service
                             Agreement Revenue Bonds, John P. Cohalan Complex,
                             AMBAC-Insured:
   3,350,000   AAA             5.250% due 10/15/15                                 3,216,000
   2,720,000   AAA             5.000% due 4/15/16                                  2,522,800
---------------------------------------------------------------------------------------------
                                                                                  20,022,526
---------------------------------------------------------------------------------------------
Hospitals -- 12.6%
                          Nassau Health Care Corp., Health System Revenue
                             Bonds, Nassau County Guaranteed, FSA-Insured:
   5,000,000   AAA             5.500% due 8/1/19                                   4,806,250
   7,000,000   AAA             5.750% due 8/1/29                                   6,886,250

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       19

--------------------------------------------------------------------------------
Schedules of Investments (continued)                              March 31, 2000
--------------------------------------------------------------------------------

                               NEW YORK PORTFOLIO

    FACE
   AMOUNT      RATING(a)                      SECURITY                              VALUE
--------------------------------------------------------------------------------------------
Hospitals -- 12.6% (continued)
$  3,000,000   AAA        New York City Health & Hospital Corporate Revenue,
                             Health System, Series A, 5.000% due 2/15/20         $ 2,692,500
                          New York State Dormitory Authority Revenue:
   5,350,000   Aa3*          Lutheran Center at Poughkeepsie, LOC Key Bank,
                               6.050% due 7/1/26                                   5,289,812
                             Mental Health Services Facilities, Series B:
   2,500,000   A               5.000% due 2/15/18                                  2,250,000
   7,000,000   A               5.625% due 2/15/21                                  6,763,750
  15,000,000   AAA           New York & Presbyterian Hospital, FHA-Insured,
                               4.750% due 8/1/16                                  13,368,750
   3,000,000   AA            St. Luke's Home, Residential Health, FHA-Insured,
                               6.375% due 8/1/35                                   3,090,000
   2,450,000   AAA           St. Vincent's Hospital & Medical Center, FHA-Insured,
                               7.400% due 8/1/30                                   2,560,250
   2,000,000   AAA           Victory Memorial Hospital, MBIA-Insured,
                               5.375% due 8/1/25                                   1,867,500
                          New York State Medical Care Facility Finance
                             Agency Revenue:
   1,985,000   A3*             8.875% due 8/15/07                                  1,996,215
     540,000   A3*             7.700% due 2/15/18                                    545,497
                               Hospital & Nursing Home Insured Mortgage,
                                 FHA-Insured:
                                    Series A:
      10,000   AA                     6.100% due 2/15/02                              10,200
   2,855,000   AA                     7.450% due 8/15/31                           3,019,162
     990,000   AA                   Series B, 7.000% due 8/15/32                   1,041,975
   2,385,000   AA                   Series C, 6.650% due 8/15/32                   2,477,419
                               Series A:
   2,500,000   BB                Central Suffolk Hospital Mortgage Project,
                                    6.125% due 11/1/16                             2,200,000
     955,000   Aa1*              Health Center Projects, Secured Mortgage
                                    Program, 6.375% due 11/15/19                     999,169
   6,800,000   AA                Methodist Hospital, FHA-Insured,
                                    6.700% due 8/15/23                             7,225,000
   4,000,000   AA                Mortgage Project, FHA-Insured,
                                    6.375% due 8/15/24                             4,310,000
                               Series B:
   1,860,000   AAA               Long Term Healthcare, FSA-Insured,
                                    6.450% due 11/1/14                             1,932,075
   3,500,000   AA                Mortgage Project, FHA-Insured,
                                    6.100% due 2/15/15                             3,561,250

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
20                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (continued)                              March 31, 2000
--------------------------------------------------------------------------------

                               NEW YORK PORTFOLIO

    FACE
   AMOUNT      RATING(a)                      SECURITY                              VALUE
--------------------------------------------------------------------------------------------
Hospitals -- 12.6% (continued)
                               Series F, Mental Health Services Facilities
                                 Improvement:
$    710,000   A                    6.500% due 8/15/12                            $  744,612
     730,000   A                    6.500% due 2/15/19                               753,725
   1,000,000   AAA        Otsego County Industrial Development Agency,
                             Civic Facilities Revenue, Aurelia Osborn Fox
                             Memorial Hospital, Series A, FSA-Insured,
                             4.500% due 10/1/19                                      852,500
     690,000   A          Valley Health Development Corp., Mortgage Revenue
                             Bonds, Mortgage Loan, FHA-Insured,
                             11.300% due 2/1/23                                      769,585
---------------------------------------------------------------------------------------------
                                                                                  82,013,446
---------------------------------------------------------------------------------------------
Housing: Multi-Family -- 5.5%
   6,470,000   BBB        Commonwealth of Puerto Rico, Urban Renewal &
                             Housing Corp. Revenue Bonds, 7.875% due 10/1/04       6,614,022
                          New York City Housing Development Corp.:
   1,489,768   NR            Cadman Project, 6.500% due 11/15/18                   1,413,418
     944,585   NR            Heywood Towers Project, 6.500% due 10/15/17             903,259
   1,203,313   NR            Kelly Project, 6.500% due 2/15/18                     1,147,660
     686,961   AAA           Pass Through Certificates, AMBAC-Insured,
                               6.500% due 12/20/01                                   722,167
   1,541,286   NR            Riverside Project, 6.500% due 11/15/18                1,618,596
                             Series A, FHA-Insured:
   4,000,000   AAA             6.600% due 4/1/30                                   4,100,000
   5,000,000   AAA             Multi-Unit Mortgage Refunding, 7.350% due 6/1/19    5,168,750
                          New York State Housing Finance Agency Revenue:
                             FHA-Insured:
   2,000,000   Aa1*            Secured Mortgage, Series A,
                                 6.200% due 8/15/15 (c)                            2,052,500
   1,500,000   AAA             Series C, 6.500% due 8/15/24                        1,545,000
                             Secured Mortgage Project, SONYMA-Insured:
                               Series A:
     500,000   Aa1*              7.000% due 8/15/12 (c)                              522,500
     500,000   Aa1*              7.050% due 8/15/24 (c)                              519,375
   6,870,000   Aa1*            Series B, 6.250% due 8/15/29 (c)                    6,998,812
   1,750,000   Aa1*            Series C, 6.600% due 8/15/27                        1,811,250
     930,000   A1*        Rensselaer Housing Authority, Multi-Family Mortgage
                             Revenue, Rensselaer Elderly Apartments, Series A,
                             7.750% due 1/1/11                                       991,612
---------------------------------------------------------------------------------------------
                                                                                  36,128,921
---------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       21

--------------------------------------------------------------------------------
Schedules of Investments (continued)                              March 31, 2000
--------------------------------------------------------------------------------

                               NEW YORK PORTFOLIO

    FACE
   AMOUNT      RATING(a)                      SECURITY                              VALUE
--------------------------------------------------------------------------------------------
Housing: Single-Family -- 5.0%
                          New York State Mortgage Agency Revenue,
                             Homeowner Mortgage:
$  2,625,000   Aa1*            Series 37-A, 6.375% due 10/1/14                   $ 2,716,875
   1,000,000   Aa1*            Series 41-A, 6.450% due 10/1/14                     1,037,500
   4,000,000   Aa1*            Series 42, FHA-Insured, 6.650% due 4/1/26 (c)       4,115,000
   9,140,000   Aa1*            Series 46, 6.650% due 10/1/25 (c)                   9,414,200
   4,380,000   Aa1*            Series 65, 5.850% due 10/1/28 (c)                   4,215,750
   4,990,000   Aa1*            Series 67, 5.800% due 10/1/28 (c)                   4,771,687
   6,500,000   Aa1*            Series 71, 5.350% due 10/1/18                       6,126,250
---------------------------------------------------------------------------------------------
                                                                                  32,397,262
---------------------------------------------------------------------------------------------
Industrial Development -- 7.1%
   2,250,000   A3*        Essex County IDA Revenue, Solid Waste, (International
                             Paper Co. Project), Series A, 6.150% due 4/1/21 (c)   2,199,375
     500,000   A+         Monroe County IDA, Public Improvement,
                             Canal Ponds Park, Series A, 7.000% due 6/15/13          526,250
                          New York City IDA:
                             Civic Facilities Revenue:
   3,695,000   AAA             Horace Mann School Project, MBIA-Insured,
                                 5.000% due 7/1/18                                 3,380,925
   1,710,000   AAA             Lighthouse International Project, MBIA-Insured,
                                 4.500% due 7/1/23                                 1,421,437
                               The Lighthouse Project:
   1,000,000   NR                6.375% due 7/1/10                                 1,055,000
   2,250,000   NR                6.500% due 7/1/22                                 2,379,375
     900,000   Aa2*          Prime Laboratories Inc., Series C,
                               7.700% Mandatory Tender 11/1/00                       901,980
   8,000,000   AAA        Onondaga County IDA, Sewer Facilities Revenue,
                             (Bristol-Myers Squibb Co. Project),
                             5.750% due 3/1/24 (c)                                 7,810,000
                          Port Authority of New York & New Jersey:
   8,000,000   BBB-          Delta Airlines Inc. Project, Series 1R,
                               6.950% due 6/1/08                                   8,330,000
  12,000,000   NR            Special Project, 5th Installment, 6.750%
                              due 10/1/19 (c)                                     12,210,000
   1,410,000   A+         Rensselaer County IDA, Albany International Corp.,
                             7.550% due 6/1/07(c)                                  1,558,050
   1,000,000   AAA        St. Lawrence County IDA, Civic Facilities Revenue,
                             (St. Lawrence University Project), Series A,
                             MBIA-Insured, 5.375% due 7/1/18                         971,250
   1,250,000   AAA        Syracuse GO, IDA, James Square Association,
                             FHA-Insured, 7.000% due 8/1/25                        1,293,750
   1,945,000   B2*        Warren & Washington Counties IDA, Resource Recovery
                             Revenue Bonds, Series A, 7.900% due 12/15/07          1,957,156
---------------------------------------------------------------------------------------------
                                                                                  45,994,548
---------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
22                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (continued)                              March 31, 2000
--------------------------------------------------------------------------------

                               NEW YORK PORTFOLIO
    FACE
   AMOUNT      RATING(a)                      SECURITY                              VALUE
---------------------------------------------------------------------------------------------
Life Care Systems -- 3.6%
                          New York State Dormitory Authority Revenue Bonds:
$  1,100,000   Aa3*          Chapel Oaks Inc., 5.375% due 7/1/17                 $ 1,021,625
                             FHA-Insured:
   1,230,000   AAA             Crouse Community Center, 7.500% due 8/1/29          1,256,138
                               Genessee Valley:
   1,000,000   AA                Series A, 6.900% due 2/1/32                       1,036,250
     685,000   AA                Series B, 6.850% due 8/1/16                         714,113
   3,815,000   AA              Hebrew Nursing Home, 6.125% due 2/1/37              3,819,769
   1,285,000   AAA             Heritage House Nursing Center, 7.000% due 8/1/31    1,329,975
   2,450,000   AA-             Iroquois Nursing Home, 7.050% due 2/1/31            2,552,998
   2,000,000   AAA             Jewish Geriatric Center, 7.150% due 8/1/14          2,165,000
   1,500,000   AAA             Menorah Campus, Nursing Home,
                                 6.100% due 2/1/37                                 1,498,125
   1,600,000   AA              Niagara Frontier Home, Mortgage Revenue,
                                 6.200% due 2/1/15                                 1,658,000
   3,350,000   AA              Wesley Garden Nursing Home, 6.125% due 8/1/35       3,333,250
   2,160,000   A          Oneida Health Care Corp. Mortgage Revenue,
                             Series A, FHA-Insured, 7.200% due 8/1/31              2,205,900
     750,000   AA-        Onondaga County Industrial Development Agency,
                             Civic Facilities Revenue, (Syracuse Home Assistance
                             Project), 5.200% due 12/1/18                            687,188
---------------------------------------------------------------------------------------------
                                                                                  23,278,331
---------------------------------------------------------------------------------------------
Miscellaneous -- 2.0%
   4,250,000   AA         New York City Transitional Finance Authority
                             Revenue, Future Tax, Series B, 4.750% due 11/1/19     3,718,750
   1,655,000   AAA        New York City Trust Cultural Resource Revenue Bonds,
                             Series A, American Museum of Natural History,
                             AMBAC-Insured, 5.250% due 7/1/17                      1,586,731
                          New York State Dormitory Authority Lease Revenue,
                             Court Facilities, City of New York Issue:
   5,000,000   A               6.000% due 5/15/39                                  5,006,250
   3,000,000   AAA             AMBAC-Insured, 5.750% due 5/15/30                   2,992,500
---------------------------------------------------------------------------------------------
                                                                                  13,304,231
---------------------------------------------------------------------------------------------
Pollution Control Revenue -- 2.4%
   3,000,000   A-         New York State Energy, Research & Development
                             Authority, LILCO Project, Series A, 5.150%
                             due 3/1/16                                            2,775,000
                          New York State Environmental Facilities Corp.:
                             State Clean Water & Drinking Revolving Fund,
                               Series B:
   1,260,000   AAA               5.250% due 4/15/17                                1,220,625
   2,490,000   AAA               5.250% due 10/15/17                               2,412,188

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

Smith Barney Muni Funds                                                       23

--------------------------------------------------------------------------------
Schedules of Investments (continued)                              March 31, 2000
--------------------------------------------------------------------------------

                               NEW YORK PORTFOLIO
    FACE
   AMOUNT      RATING(a)                      SECURITY                              VALUE
---------------------------------------------------------------------------------------------
Pollution Control Revenue -- 2.4% (continued)
$  1,740,000   AAA               5.250% due 4/15/18                              $ 1,674,750
   1,880,000   AAA               5.250% due 10/15/18                               1,809,500
                             State Water Revolving Fund, Series A:
     805,000   Aaa*            7.250% due 6/15/10                                    845,250
   1,950,000   Aa1*            7.500% due 6/15/12                                  1,999,160
   1,000,000   AAA        North Country Development Authority, Solid Waste
                             Management System Revenue Refunding,
                             FSA-Insured, 6.000% due 5/15/15                       1,063,750
   1,710,000   A3*        Puerto Rico Industrial, Medical & Environmental
                             Facilities Finance Authority Revenue, Series A,
                             American Airlines Inc., 6.450% due 12/1/25            1,739,925
---------------------------------------------------------------------------------------------
                                                                                  15,540,148
---------------------------------------------------------------------------------------------
Pre-Refunded (d) -- 12.5%
      35,000   NR         Battery Park City Authority Housing Revenue,
                             FHA-Insured, (Call 6/1/05 @ 100), 8.625% due 6/1/23      40,819
   1,000,000   AAA        Buffalo Municipal Water Finance Authority,
                             Water Systems Revenue, FGIC-Insured,
                             (Call 7/1/06 @ 102), 6.100% due 7/1/26                1,078,750
   2,150,000   AAA        Monroe County Water Authority Revenue,
                             AMBAC-Insured, (Call 8/1/04 @ 101),
                             7.000% due 8/1/19                                     2,348,875
                          New York City GO:
      85,000   AAA           Series A, (Call 8/15/01 @ 101.5), 7.750% due 8/15/16     89,888
   4,000,000   AAA           Series B1, MBIA-Insured, (Call 8/15/04 @ 101),
                               6.950% due 8/15/12                                  4,365,000
   2,375,000   A-            Series H, (Call 2/1/02 @ 101.5), 7.000% due 2/1/21    2,502,656
   3,270,000   AAA        New York City Municipal Water Finance Authority,
                             Water & Sewer System Revenue, Series A, FSA-Insured,
                             (Call 6/15/01 @ 101), 7.000% due 6/15/15              3,384,450
   5,000,000   Baa1*      New York State Dormitory Authority Revenue,
                             Department of Education, State of New York Issue,
                             (Call 7/1/01 @ 102), 7.750% due 7/1/21                5,287,500
                          New York State Energy, Research & Development
                             Authority, Electric Facilities Revenue:
   2,935,000   A-              Series A, (Call 6/15/02 @ 102),
                                 7.150% due 12/1/20 (c)                            3,118,438
   2,190,000   A-              Series B, (Call 6/15/02 @ 102),
                                 7.150% due 12/1/22 (c)                            2,335,087

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
24                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (continued)                              March 31, 2000
--------------------------------------------------------------------------------

                               NEW YORK PORTFOLIO
    FACE
   AMOUNT      RATING(a)                      SECURITY                              VALUE
---------------------------------------------------------------------------------------------
Pre-Refunded (d) -- 12.5% (continued)

                          New York State Medical Care Facilities Finance
                             Agency Revenue:
$  6,950,000   AA              Hospital & Nursing Home, FHA-Insured,
                                 Series A, (Call 2/15/04 @ 102),
                                 6.200% due 2/15/21                               $7,340,938
     135,000   AAA             MBIA-Insured, Partially Pre-Refunded,
                                 (Call 2/15/00 @ 102), 7.750% due 2/15/20            138,037
                               Mental Health Improvement, Series F,
                                 (Call 8/15/02 @ 102):
   4,010,000   A                    6.500% due 8/15/12                             4,240,575
   3,885,000   A                    6.500% due 2/15/19                             4,108,387
     515,000   A-              Partially Pre-Refunded, (Call 2/15/00 @ 102),
                                 7.750% due 2/15/20                                  530,079
                               Series A:
   3,000,000   AAA               Beth Israel Medical Center, MBIA-Insured,
                                    (Call 11/1/00 @ 102), 7.500% due 11/1/10       3,117,330
   4,000,000   AAA               Brookdale Hospital Medical Center,
                                    (Call 2/15/05 @ 102), 6.800% due 8/15/12       4,400,000
   1,120,000   AA                Call 8/15/01 @ 102, 7.450% due 8/15/31            1,184,400
   4,700,000   AAA               New York Downtown Hospital,
                                    (Call 2/15/05 @ 102), 6.800% due 2/15/20       5,170,000
                                 New York Hospital, Series A, FHA-Insured,
                                    (Call 2/15/05 @ 102):
   8,500,000   AAA                    6.800% due 8/15/24                           9,350,000
   7,600,000   AAA                    6.500% due 8/15/29                           8,265,000
   2,500,000   AAA                    6.900% due 8/15/34                           2,759,375
   5,000,000   AAA               Secured Hospital Revenue Bonds 1991,
                                    (Call 8/15/01 @ 102), 7.400% due 8/15/21       5,287,500
   1,000,000   A1*        Orangetown Housing Authority, Housing Facility
                             Revenue, Orangetown Senior Housing Center,
                             (Call 10/1/00 @ 102), 7.600% due 4/1/30               1,036,610
---------------------------------------------------------------------------------------------
                                                                                  81,479,694
---------------------------------------------------------------------------------------------
Public Facilities -- 4.4%
   1,000,000   A          Albany Parking Authority Revenue Refunding,
                             (Green & Hudson Street Garage Project),
                             Series A, 7.150% due 9/15/16                          1,035,000
     915,000   A          New York State COP, (Hanson Redevelopment Project),
                             8.375% due 5/1/08                                     1,033,950

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       25

--------------------------------------------------------------------------------
Schedules of Investments (continued)                              March 31, 2000
--------------------------------------------------------------------------------

                               NEW YORK PORTFOLIO
    FACE
   AMOUNT      RATING(a)                      SECURITY                              VALUE
---------------------------------------------------------------------------------------------
Public Facilities -- 4.4% (continued)
                          Triborough Bridge & Tunnel Authority:
$  1,500,000   A             Convention Center Project, Series E,
                               7.250% due 1/1/10                                 $ 1,666,875
                             General Purpose Revenue Bonds, Series B, GO:
   4,200,000   Aa3*            5.375% due 1/1/19                                   4,053,000
  10,125,000   Aa3*            5.500% due 1/1/30                                   9,656,719
  13,100,000   AAA           Special Obligation, Series A, MBIA-Insured,
                               4.750% due 1/1/24                                  11,266,000
---------------------------------------------------------------------------------------------
                                                                                  28,711,544
---------------------------------------------------------------------------------------------
Transportation -- 8.7%
                          Metropolitan Transportation Authority:
   5,000,000   AAA           Commuter Facilities Revenue, Series D, MBIA-Insured,
                               5.000% due 7/1/16                                   4,693,750
   2,290,000   AAA           Dedicated Tax Fund, Series A, FSA-Insured,
                               5.125% due 4/1/19                                   2,112,525
                             Transit Facilities Revenue:
                               Series A:
   5,000,000   BBB+              6.000% due 7/1/19                                 5,062,500
  10,000,000   AAA               MBIA-Insured, 5.625% due 7/1/25                   9,887,500
   5,000,000   AAA             Series B, 4.750% due 7/1/26                         4,262,500
   2,000,000   AAA             Series C, FSA-Insured, 4.750% due 7/1/16            1,802,500
   5,000,000   A               Series N, 7.125% due 7/1/09                         5,337,500
   4,230,000   AAA        New York State Highway Authority, Emergency Services,
                             Construction & Reconstruction, Series A,
                             FSA-Insured, 6.600% due 3/1/01                        4,319,084
   5,000,000   AA-        New York State Thruway Authority, General
                             Revenue Bonds, Series E, 5.000% due 1/1/25            4,425,000
  15,000,000   AAA        New York State Thruway Authority, Local Highway &
                             Bridge Authority, FGIC-Insured, Series B,
                             5.000% due 4/1/19                                    13,725,000
   1,000,000   AAA        Niagara Falls Bridge Authority, Toll Revenue,
                             Series B, FGIC-Insured, 5.250% due 10/1/15              986,250
---------------------------------------------------------------------------------------------
                                                                                  56,614,109
---------------------------------------------------------------------------------------------
Utilities -- 2.0%
                          New York State Energy, Research & Development
                             Authority, Electric Facilities Revenue:
   1,065,000   A-              Series A, 7.150% due 12/1/20 (c)                    1,107,600
     810,000   A2*             Series B, 7.150% due 2/1/22 (c)                       841,387

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
26                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (continued)                              March 31, 2000
--------------------------------------------------------------------------------

                               NEW YORK PORTFOLIO
    FACE
   AMOUNT      RATING(a)                      SECURITY                              VALUE
---------------------------------------------------------------------------------------------
Utilities -- 2.0% (continued)
                          New York State Energy, Research & Development
                             Authority, Facilities Revenue Bonds:
$  3,000,000   A1*             Brooklyn Union Gas Co. Project, Regular RIBS,
                                 Series B, 6.952% due 7/15/26 (c)(e)             $ 3,453,750
   5,750,000   A+              Consolidated Edison Co. Inc. Project, Series A,
                                 7.125% due 12/1/29 (c)                            6,260,313
   1,500,000   Baa2*           Corning National Gas Corp., Series A,
                                 8.250% due 12/1/18 (c)                            1,544,700
---------------------------------------------------------------------------------------------
                                                                                  13,207,750
---------------------------------------------------------------------------------------------
Water & Sewer -- 0.9%
   6,040,000   Aa1*       New York State Environmental Facilities Corp.,
                             Clean Water & Drinking Revolving Funds, Series C,
                             5.000% due 6/15/16                                    5,632,300
---------------------------------------------------------------------------------------------
                          TOTAL INVESTMENTS -- 100%
                          (Cost -- $641,619,369**)                              $650,445,482
=============================================================================================

 (a) All ratings are by Standard & Poor's Ratings Service, except those identified by an asterisk (*) are rated by Moody's Investors Service, Inc.
 (b) Bond is escrowed to maturity by U.S. government securities and is considered by the Manager to be triple-A rated even if issuer has not applied for new ratings.
 (c) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
 (d) Bond is escrowed by U.S. government securities and is considered by the Manager to be triple-A rated even if issuer has not applied for new ratings.
 (e) Residual interest bond -- coupon varies inversely with level of short-term tax-exempt interest rates.
 **  Aggregate cost for Federal income tax purposes is substantially the same.

    See pages 28 through 30 for definitions of ratings and certain security descriptions.


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       27

--------------------------------------------------------------------------------
Bond Ratings (unaudited)
--------------------------------------------------------------------------------

The definitions of the applicable rating symbols are set forth below:


Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "BB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA  -- Bonds rated "AAA" have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.
AA   -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.
A    -- Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB  -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.
BB   -- Bonds rated "BB" have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties of exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.


Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "B", where 1 is the highest and 3 the lowest ranking within its generic category.


Aaa -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of these bonds.

Aa   -- Bonds rated "Aa" are judged to be of high quality by all standards.
        Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A    -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa -- Bonds rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba   -- Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B    -- Bonds rated "B" generally lack characteristics of the desirable investments. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

NR   -- Indicates the bond is not rated by Standard & Poor's or Moody's.

--------------------------------------------------------------------------------
28                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Short-Term Security Ratings (unaudited)
--------------------------------------------------------------------------------

SP-1    -- Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
A-1     -- Standard & Poor's highest commercial paper and variable rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong;
           those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
P-1     -- Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.
VMIG 1  -- Moody's highest rating for issues having a demand feature -- VRDO.
MIG 1   -- Moody's highest rating for short-term municipal obligations.
MIG 2   -- Moody's second highest rating for short-term municipal obligations.

--------------------------------------------------------------------------------
Security Descriptions (unaudited)
--------------------------------------------------------------------------------

ABAG    -- Association of Bay Area Governments
AIG     -- American International Guaranty
AMBAC   -- AMBAC Indemnity Corporation
BAN     -- Bond Anticipation Notes
BIG     -- Bond Investors Guaranty
BOCES   -- Board of Cooperative Education Services
CGIC    -- Capital Guaranty Insurance Company
COP     -- Certificate of Participation
CSD     -- Central School District
ETM     -- Escrowed to Maturity
FAIRS   -- Floating Adjustable Interest Rate Securities
FGIC    -- Financial Guaranty Insurance Company
FHA     -- Federal Housing Administration
FHLMC   -- Federal Home Loan Mortgage Corporation
FNMA    -- Federal National Mortgage Association
FRTC    -- Floating Rate Trust Certificates
FSA     -- Financial Security Assurance
GDB     -- Government Development Bank
GIC     -- Guaranteed Investment Contract
GNMA    -- Government National Mortgage Association
GO      -- General Obligation
HDC     -- Housing Development Corporation
HFA     -- Housing Finance Authority
IDA     -- Industrial Development Authority


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       29

--------------------------------------------------------------------------------
Security Descriptions (unaudited) (continued)
--------------------------------------------------------------------------------

IDB     -- Industrial Development Board
IDR     -- Industrial Development Revenue
INFLOS  -- Inverse Floaters
IRB     -- Industrial Revenue Bonds
LOC     -- Letter of Credit
MBIA    -- Municipal Bond Investors Assurance Corporation
MVRICS  -- Municipal Variable Rate Inverse Coupon Security
PART       Partnership Structure
PCFA    -- Pollution Control Financing Authority
PCR     -- Pollution Control Revenue
RAN     -- Revenue Anticipation Notes
RIBS    -- Residual Interest Bonds
SAVRS   -- Select Auction Variable Rate Securities
SONYMA  -- State of New York Mortgage Association
SWAP       SWAP Structure
TAN     -- Tax Anticipation Notes
TECP    -- Tax Exempt Commercial Paper
TOB     -- Tender Option Bond Structure
TRAN    -- Tax and Revenue Anticipation Notes
UFSD    -- Union Free School District
VRDD    -- Variable Rate Demand Note
VRDO    -- Variable Rate Demand Obligation
VRWE    -- Variable Rate Wednesday Demand

--------------------------------------------------------------------------------
30                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statements of Assets and Liabilities                              March 31, 2000
--------------------------------------------------------------------------------

                                                            New York Money       New York
                                                          Market Portfolio       Portfolio
---------------------------------------------------------------------------------------------
ASSETS:
   Investments, at value (Cost -- $1,562,718,196 and
     $641,619,369, respectively)                           $1,562,718,196       $650,445,482
   Cash                                                            10,255            372,588
   Interest receivable                                         13,086,202         11,130,336
   Receivable for securities sold                                      --            170,000
   Receivable for Fund shares sold                                     --            112,720
   Other assets                                                        --                864
---------------------------------------------------------------------------------------------
   Total Assets                                             1,575,814,653        662,231,990
---------------------------------------------------------------------------------------------
LIABILITIES:
   Dividends payable                                            2,391,752          1,174,858
   Management fees payable                                        632,235            286,384
   Distribution fees payable                                       56,554             85,772
   Deferred compensation payable                                    8,190             10,058
   Payable for Fund shares purchased                                   --          4,764,611
   Accrued expenses                                               137,241            113,317
---------------------------------------------------------------------------------------------
   Total Liabilities                                            3,225,972          6,435,000
---------------------------------------------------------------------------------------------
Total Net Assets                                           $1,572,588,681       $655,796,990
=============================================================================================
NET ASSETS:
   Par value of shares of beneficial interest              $    1,572,712       $     51,307
   Capital paid in excess of par value                      1,571,043,681        661,980,905
   Undistributed net investment income                                 --            315,938
   Accumulated net realized loss
     from security transactions                                   (27,712)       (15,377,273)
   Net unrealized appreciation of investments                          --          8,826,113
---------------------------------------------------------------------------------------------
Total Net Assets                                           $1,572,588,681       $655,796,990
=============================================================================================
Shares Outstanding:
   Class A                                                  1,572,712,053         37,695,172
---------------------------------------------------------------------------------------------
   Class B                                                             --         12,230,579
---------------------------------------------------------------------------------------------
   Class L                                                             --          1,381,073
---------------------------------------------------------------------------------------------
Net Asset Value:
   Class A (and redemption price)                                   $1.00             $12.78
---------------------------------------------------------------------------------------------
   Class B *                                                           --             $12.78
---------------------------------------------------------------------------------------------
   Class L **                                                          --             $12.77
---------------------------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
   Class A (net asset value plus 4.17% of net asset value)             --             $13.31
---------------------------------------------------------------------------------------------
   Class L (net asset value plus 1.01% of net asset value)             --             $12.90
=============================================================================================

* Redemption price is NAV of Class B shares reduced by a 4.50% CDSC if shares are redeemed within one year from purchase (See Note 4).
** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       31

--------------------------------------------------------------------------------
Statements of Operations                       For the Year Ended March 31, 2000
--------------------------------------------------------------------------------

                                                              New York Money       New York
                                                            Market Portfolio      Portfolio
---------------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Interest                                                  $ 48,564,835       $ 41,656,148
---------------------------------------------------------------------------------------------
EXPENSES:
   Management fees (Note 4)                                     7,182,349          3,530,004
   Distribution fees (Note 4)                                   1,436,470          2,019,081
   Shareholder and system servicing fees                          614,950            214,732
   Registration fees                                              126,270             40,043
   Shareholder communications                                      91,500             50,237
   Audit and legal                                                 28,014             25,355
   Custody                                                         10,249             45,098
   Trustees' fees                                                   6,954              6,017
   Pricing service fees                                                --             28,769
   Other                                                           39,135             17,957
---------------------------------------------------------------------------------------------
   Total Expenses                                               9,535,891          5,977,293
---------------------------------------------------------------------------------------------
Net Investment Income                                          39,028,944         35,678,855
---------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (NOTE 5):
   Realized Loss From Security Transactions
   (excluding short-term securities*):
     Proceeds from sales                                    3,697,040,122        286,248,783
     Cost of securities sold                                3,697,069,408        301,463,426
---------------------------------------------------------------------------------------------
   Net Realized Loss                                              (29,286)       (15,214,643)
---------------------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation of Investments:
     Beginning of year                                                 --         44,396,530
     End of year                                                       --          8,826,113
---------------------------------------------------------------------------------------------
   Decrease in Net Unrealized Appreciation                             --        (35,570,417)
---------------------------------------------------------------------------------------------
Net Loss on Investments                                           (29,286)       (50,785,060)
---------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets From Operations            $ 38,999,658       $(15,106,205)
=============================================================================================

* Represents net realized gains only from the sale of short-term securities for the New York Money Market Portfolio.


                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
32                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                            For the Years Ended March 31,
New York Money Market Portfolio                               2000                 1999
---------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income                                    $ 39,028,944        $ 32,445,056
   Net realized gain (loss)                                      (29,286)            110,729
---------------------------------------------------------------------------------------------
   Increase in Net Assets From Operations                     38,999,658          32,555,785
---------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM (NOTE 3):
   Net investment income                                     (39,028,944)        (32,445,466)
---------------------------------------------------------------------------------------------
   Decrease in Net Assets From
     Distributions to Shareholders                           (39,028,944)        (32,445,466)
---------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
   Net proceeds from sale of shares                        5,872,896,953       4,688,765,979
   Net asset value of shares issued
     for reinvestment of dividends                            37,246,509          31,572,842
   Cost of shares reacquired                              (5,717,261,587)     (4,501,713,460)
---------------------------------------------------------------------------------------------
   Increase in Net Assets From
     Fund Share Transactions                                 192,881,875         218,625,361
---------------------------------------------------------------------------------------------
Increase in Net Assets                                       192,852,589         218,735,680
NET ASSETS:
   Beginning of year                                       1,379,736,092       1,161,000,412
---------------------------------------------------------------------------------------------
   End of year                                            $1,572,588,681      $1,379,736,092
=============================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       33

--------------------------------------------------------------------------------
Statements of Changes in Net Assets (continued)
--------------------------------------------------------------------------------

                                                             For the Years Ended March 31,
New York Portfolio                                             2000                 1999
---------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income                                    $ 35,678,855        $ 36,593,367
   Net realized gain (loss)                                  (15,214,643)          5,085,143
   Decrease in net unrealized appreciation                   (35,570,417)         (1,673,251)
---------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets From Operations         (15,106,205)         40,005,259
---------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM (NOTE 3):
   Net investment income                                     (35,355,510)        (36,595,900)
   Net realized gains                                           (394,886)        (15,207,668)
---------------------------------------------------------------------------------------------
   Decrease in Net Assets From
     Distributions to Shareholders                           (35,750,396)        (51,803,568)
---------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
   Proceeds from sale of shares                               79,456,295         115,233,343
   Net asset value of shares issued
     for reinvestment of dividends                            21,054,255          32,044,219
   Cost of shares reacquired                                (159,480,306)       (129,108,886)
---------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets From
     Fund Share Transactions                                 (58,969,756)         18,168,676
---------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                           (109,826,357)          6,370,367
NET ASSETS:
   Beginning of year                                         765,623,347         759,252,980
---------------------------------------------------------------------------------------------
   End of year*                                             $655,796,990        $765,623,347
=============================================================================================
* Includes undistributed (overdistributed)
     net investment income of:                                  $315,938             $(7,407)
=============================================================================================


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
34                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The New York Money Market and New York Portfolios ("Portfolios") are separate investment portfolios of the Smith Barney Muni Funds ("Fund"). The Fund, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and consists of these Portfolios and seven other separate investment portfolios: Florida, Georgia, Pennsylvania, Limited Term, National, Massachusetts Money Market and California Money Market Portfolios. The New York Portfolio is an open-end non-diversified investment portfolio of this Fund. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Fund are:
(a) security transactions are accounted for on trade date; (b) with respect to the New York Portfolio, securities are valued at the mean between the quoted bid and ask prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; the New York Money Market Portfolio uses the amortized cost method for valuing investments; accordingly, the cost of securities plus accreted discount, or minus amortized premium, approximates value; (c) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (d) securities for which market quotations are not available will be valued in good faith at fair value by or under the directions of the Board of Trustees; (e) gains or losses on the sale of securities are calculated by using the specific identification method; (f) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on an accrual basis; market discount is recognized upon the disposition of the security; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) direct expenses are charged to each portfolio and each class; management fees and general fund expenses are allocated on the basis of relative net assets; (i) the Portfolios intend to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve them from substantially all Federal income and excise taxes; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At March 31, 2000, reclassifications were made to the New York Money Market Portfolio's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, for the New York Money Market Portfolio a portion of accumulated net realized loss amounting to $95,660 was reclassified to paid-in capital. Net investment income,


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       35

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

net realized gains and net assets were not affected by this change; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Portfolio Concentration

Since the Portfolios invest primarily in obligations of issuers within New York, it is subject to possible concentration risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting New York.

3. Exempt-Interest Dividends and Other Distributions

The New York Money Market Portfolio declares and records a dividend of substantially all of its net investment income on each business day. Such dividends are paid or reinvested monthly in Portfolio shares on the payable date. Furthermore, each Portfolio intends to satisfy conditions that will enable interest from municipal securities, which is exempt from Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Portfolio.

Capital gain distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

4. Management Agreement and Other Transactions

SSB Citi Fund Management LLC ("SSBC"), formerly known as SSBC Fund Management Inc., a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager to the Portfolio. The New York Money Market Portfolio pays SSBC a management fee calculated at an annual rate of 0.50% on the first $2.5 billion of average daily net assets; 0.475% on the next $2.5 billion and 0.45% on the average daily net assets in excess of $5 billion. The New York Portfolio pays SSBC a management fee calculated at the annual rate of 0.50% of its average daily net assets. These fees are calculated daily and paid monthly.

Effective October 1999, Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, became the Portfolios' transfer agent and PFPC Global Fund Services ("PFPC") became the Portfolios' sub-transfer agent. CFTC receives fees and asset-based fees that vary according to the account size and type of account. PFPC is responsible for shareholder recordkeeping and


--------------------------------------------------------------------------------
36                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

financial processing for all shareholder accounts and is paid by CFTC. During the period October 1, 1999 through March 31, 2000, the Portfolios paid transfer agent fees of $283,648 to CFTC.

CFBDS, Inc. acts as the Fund's distributor. Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, as well as certain other broker-dealers, continues to sell Fund shares to the public as a member of the selling group.

There are maximum initial sales charges of 4.00% and 1.00% for Class A and L shares, respectively. There is also a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares of the New York Portfolio, which applies if redemption occurs within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended March 31, 2000, SSB received sales charges of approximately $358,000 and $44,000 on sales of the New York Portfolio's Class A and L shares, respectively. In addition, for the year ended March 31, 2000, CDSCs paid to SSB or CFBDS were approximately:

                                          Class A        Class B         Class L
================================================================================
New York Portfolio                        $5,000        $205,000         $7,000
================================================================================

Pursuant to a Distribution Plan, the New York Money Market Portfolio pays a distribution fee calculated at the annual rate of 0.10% of the average daily net assets of its Class A shares. The New York Portfolio pays a service fee with respect to Class A, B and L shares calculated at the annual rate of 0.15% of the average daily net assets of each respective class. In addition, the New York Portfolio pays a distribution fee with respect to Class B and L shares calculated at the annual rates of 0.50% and 0.55% of the average daily net assets of each class, respectively.

For the year ended March 31, 2000, total Distribution Plan fees incurred were:

Portfolio                               Class A          Class B         Class L
================================================================================
New York Money Market                $1,436,470               --              --
--------------------------------------------------------------------------------
New York                                773,742       $1,116,337        $129,002
================================================================================

All officers and one Trustee of the Fund are employees of SSB.


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       37

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

5. Investments

During the year ended March 31, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                                    New York Money                    New York
                                   Market Portfolio                   Portfolio
================================================================================
Purchases                                        --                 $233,496,325
--------------------------------------------------------------------------------
Sales                                            --                  286,248,783
================================================================================

At March 31, 2000, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                   New York Money                    New York
                                  Market Portfolio                   Portfolio
================================================================================
Gross unrealized appreciation                   --                  $20,492,037
Gross unrealized depreciation                   --                  (11,665,924)
--------------------------------------------------------------------------------
Net unrealized appreciation                     --                  $ 8,826,113
================================================================================

6. Futures Contracts

The New York Portfolio may from time to time enter into futures contracts.

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by marking to market on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract.

The Portfolio enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At March 31, 2000, the Portfolio had no open futures contracts.


--------------------------------------------------------------------------------
38                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

7. Capital Loss Carryforward

At March 31, 2000, the New York Money Market Portfolio and the New York Portfolio had, for Federal income tax purposes, approximately $29,300 and $9,400,000, respectively, of unused capital loss carryforwards available to offset future capital gains expiring March 31, 2008. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

8. Shares of Beneficial Interest

At March 31, 2000, the Fund had an unlimited amount of shares of beneficial interest authorized with a par value of $0.001 per share. The Portfolios have the ability to issue multiple classes of shares. Each share of a class represents an identical interest in its respective Portfolio and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

At March 31, 2000, total paid-in capital amounted to the following for each Portfolio and their respective classes:

Portfolio                       Class A             Class B            Class L
================================================================================
New York Money Market        $1,572,616,393                 --               --
--------------------------------------------------------------------------------
New York                        473,781,031       $169,426,547      $18,824,634
================================================================================

Transactions in shares of each class were as follows:

                                       Year Ended                       Year Ended
                                     March 31, 2000                   March 31, 1999
                             ------------------------------  --------------------------------
New York
Money Market Portfolio           Shares          Amount           Shares          Amount
=============================================================================================
Class A
Shares sold                  5,872,896,953   $5,872,896,953   4,688,765,979  $ 4,688,765,979
Shares issued on
  reinvestment                  37,246,509       37,246,509      31,572,842       31,572,842
Shares reacquired           (5,717,261,587)  (5,717,261,587) (4,501,713,460)  (4,501,713,460)
---------------------------------------------------------------------------------------------
Net Increase                   192,881,875    $ 192,881,875     218,625,361    $ 218,625,361
=============================================================================================


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       39

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

                                       Year Ended                       Year Ended
                                     March 31, 2000                   March 31, 1999
                             ------------------------------  --------------------------------
New York Portfolio               Shares          Amount           Shares          Amount
=============================================================================================
Class A
Shares sold                      4,382,172    $  56,724,394       6,136,857     $ 85,359,204
Shares issued on reinvestment    1,227,851       15,835,149       1,709,746       23,667,296
Shares reacquired               (8,506,358)    (109,374,730)     (7,094,852)     (98,680,940)
---------------------------------------------------------------------------------------------
Net Increase (Decrease)         (2,896,335)   $ (36,815,187)        751,751     $ 10,345,560
=============================================================================================

Class B
Shares sold                      1,310,330    $  16,759,165       1,502,683     $ 20,871,651
Shares issued on reinvestment      355,205        4,648,373         558,853        7,727,572
Shares reacquired               (3,441,442)     (44,277,729)     (2,064,796)     (28,667,854)
---------------------------------------------------------------------------------------------
Net Decrease                    (1,775,907)   $ (22,870,191)         (3,260)      $  (68,631)
=============================================================================================

Class L*
Shares sold                        457,526     $  5,972,736         648,457     $  9,002,488
Shares issued on reinvestment       44,348          570,733          47,032          649,351
Shares reacquired                 (453,869)      (5,827,847)       (127,053)      (1,760,092)
---------------------------------------------------------------------------------------------
Net Increase                        48,005        $ 715,622         568,436     $  7,891,747
=============================================================================================

* On June 12, 1998, Class C shares were renamed Class L shares.

--------------------------------------------------------------------------------
40                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each year ended March 31:

                                                     New York Money Market Portfolio
                                             --------------------------------------------------
Class A Shares                                2000      1999      1998      1997      1996
===============================================================================================
Net Asset Value, Beginning of Year           $1.00     $1.00     $1.00     $1.00    $1.00
-----------------------------------------------------------------------------------------------
Net investment income                         0.027     0.027     0.030     0.028    0.038
Dividends from net investment income         (0.027)   (0.027)   (0.030)   (0.028)  (0.038)
-----------------------------------------------------------------------------------------------
Net Asset Value, End of Year                 $1.00     $1.00     $1.00     $1.00    $1.00
-----------------------------------------------------------------------------------------------
Total Return                                  2.76%     2.72%     3.04%     2.85%    3.17%
-----------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)          $1,573    $1,380    $1,161      $937     $882
-----------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses(1)                                0.67%     0.65%     0.65%     0.67%    0.67%
   Net investment income                      2.73      2.65      2.99      2.80     3.11
===============================================================================================

(1) As a result of voluntary expense limitations, the expense ratio will not exceed 0.80%.

--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       41

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each year ended March 31:

                                                         New York Portfolio
                                           ---------------------------------------------------
Class A Shares                              2000(1)    1999(1)       1998       1997      1996
==============================================================================================
Net Asset Value, Beginning of Year        $13.69       $13.91       $13.16     $13.19   $12.83
----------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income                     0.68        0.68         0.72       0.74     0.75
   Net realized and unrealized gain (loss)  (0.91)       0.07         0.81      (0.03)    0.35
----------------------------------------------------------------------------------------------
Total Income (Loss) From Operations         (0.23)       0.75         1.53       0.71     1.10
----------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                    (0.67)      (0.70)       (0.73)     (0.74)   (0.74)
   Net realized gains                       (0.01)      (0.27)       (0.05)     --       --
----------------------------------------------------------------------------------------------
Total Distributions                         (0.68)      (0.97)       (0.78)     (0.74)   (0.74)
----------------------------------------------------------------------------------------------
Net Asset Value, End of Year               $12.78      $13.69       $13.91     $13.16   $13.19
----------------------------------------------------------------------------------------------
Total Return                                (1.61)%      5.50%       11.83%      5.48%    8.71%
----------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)           $482        $556         $554       $531     $558
----------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses(2)                               0.71%       0.70%        0.71%      0.75%    0.72%
   Net investment income                     5.20        4.94         5.28       5.58     5.84
----------------------------------------------------------------------------------------------
Portfolio Turnover Rate                        33%         60%          71%        53%      36%
==============================================================================================

Class B Shares                             2000(1)    1999(1)       1998       1997      1996
----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year         $13.68      $13.89       $13.15     $13.18   $12.84
----------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income                     0.61        0.61         0.65       0.67     0.67
   Net realized and unrealized gain (loss)  (0.90)       0.07         0.80      (0.03)    0.35
----------------------------------------------------------------------------------------------
Total Income (Loss) From Operations         (0.29)       0.68         1.45       0.64     1.02
----------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                    (0.60)      (0.62)       (0.66)     (0.67)   (0.68)
   Net realized gains                       (0.01)      (0.27)       (0.05)     --       --
----------------------------------------------------------------------------------------------
Total Distributions                         (0.61)      (0.89)       (0.71)     (0.67)   (0.68)
----------------------------------------------------------------------------------------------
Net Asset Value, End of Year               $12.78      $13.68       $13.89     $13.15   $13.18
----------------------------------------------------------------------------------------------
Total Return                                (2.09)%      5.02%       11.19%      4.96%    8.05%
----------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)           $156        $192         $195       $185     $181
----------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses(3)                               1.23%       1.23%        1.23%      1.27%    1.25%
   Net investment income                     4.67        4.42         4.76       5.06     5.45
----------------------------------------------------------------------------------------------
Portfolio Turnover Rate                        33%         60%          71%        53%      36%
==============================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.
(2) As a result of voluntary expense limitations, the expense ratio will not exceed 0.85% for Class A shares.
(3) As a result of voluntary expense limitations, the expense ratio will not exceed 1.35% for Class B shares.


--------------------------------------------------------------------------------
42                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each year ended March 31:

                                                         New York Portfolio
                                           ----------------------------------------------------
Class L Shares                             2000(1)   1999(1)(2)     1998       1997      1996
===============================================================================================
Net Asset Value, Beginning of Year         $13.67      $13.88       $13.14     $13.17   $12.83
-----------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income                     0.60        0.60         0.64       0.66     0.66
   Net realized and unrealized gain (loss)  (0.90)       0.07         0.80      (0.02)    0.36
-----------------------------------------------------------------------------------------------
Total Income (Loss) From Operations         (0.30)       0.67         1.44       0.64     1.02
-----------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                    (0.59)      (0.61)       (0.65)     (0.67)   (0.68)
   Net realized gains                       (0.01)      (0.27)       (0.05)     --       --
-----------------------------------------------------------------------------------------------
Total Distributions                         (0.60)      (0.88)       (0.70)     (0.67)   (0.68)
-----------------------------------------------------------------------------------------------
Net Asset Value, End of Year               $12.77      $13.67       $13.88     $13.14   $13.17
-----------------------------------------------------------------------------------------------
Total Return                                (2.14)%      4.95%       11.13%      4.91%    8.07%
-----------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)            $17,633     $18,221      $10,611    $10,055   $8,931
-----------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses(3)                               1.27%       1.27%        1.28%      1.32%    1.28%
   Net investment income                     4.64        4.37         4.71       5.01     5.02
-----------------------------------------------------------------------------------------------
Portfolio Turnover Rate                        33%         60%          71%        53%      36%
===============================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.
(2)  On June 12, 1998, Class C shares were renamed Class L shares.
(3) As a result of voluntary expense limitations, the expense ratio will not exceed 1.40%.


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       43

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of the New York Money Market Portfolio and New York Portfolio of Smith Barney Muni Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the New York Money Market Portfolio and New York Portfolio of Smith Barney Muni Funds as of March 31, 2000, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting, the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2000 by correspondence with the custodian. As to securities sold but not yet delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of the New York Money Market Portfolio and New York Portfolio of Smith Barney Muni Funds as of March 31, 2000, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and their financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.




                                              KPMG LLP

New York, New York
May 11, 2000


--------------------------------------------------------------------------------
44                                            2000 Annual Report to Shareholders

Additional Shareholder Information (unaudited)

On April 19, 1999, a special meeting of shareholders of the Fund was held for the purpose of electing Trustees to the Fund.

The results were as follows:

                                Shares           Percentage        Shares         Percentage
                                 Voted           of Shares          Voted          of Shares
Name of Trustees                  For               Voted          Against           Voted
--------------------------------------------------------------------------------------------
Lee Abraham                1,350,265,160.850      97.943%       28,359,584.139       2.057%
Allan J. Bloostein         1,351,356,664.226      98.022        27,268,080.763       1.978
Jane F. Dasher             1,352,390,291.715      98.097        26,234,453.274       1.903
Donald R. Foley            1,350,867,506.020      97.987        27,757,238.969       2.013
Richard E. Hanson, Jr.     1,351,302,644.963      98.018        27,322,100.026       1.982
Paul Hardin                1,352,452,572.699      98.102        26,172,172.290       1.898
Heath B. McLendon          1,352,481,643.116      98.104        26,143,101.873       1.896
Roderick C. Rasmussen      1,351,438,798.818      98.028        27,185,946.171       1.972
John P. Toolan             1,352,497,455.395      98.105        26,127,289.594       1.895
--------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Tax Information (unaudited)
--------------------------------------------------------------------------------

For Federal tax purposes, the Fund hereby designates for the fiscal year ended March 31, 2000:

     . Percentages of dividends paid by the Portfolios from net investment income as tax exempt for regular Federal income tax purposes:

                   New York Money Market Portfolio                 100%
                   New York Portfolio                              100%

     .    Total long-term capital gain distributions paid:

                   New York Portfolio                           $2,201




--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       45

                        [LOGO OF SALOMON SMITH BARNEY]

Trustees

Lee Abraham
Allan J. Bloostein
Jane F. Dasher
Donald R. Foley
Richard E. Hanson, Jr.
Paul Hardin
Heath B. McLendon, Chairman
Roderick C. Rasmussen
John P. Toolan

Joseph H. Fleiss, Emeritus


Officers

Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Joseph P. Deane
Vice President

Joseph Benevento
Vice President

Irving P. David
Controller -- New York
Money Market Portfolio

Anthony Pace
Controller -- New York Portfolio

Christina T. Sydor
Secretary


Investment Manager

SSB Citi Fund Management LLC


Distributor

CFBDS, Inc.


Custodian

PFPC Trust Company


Transfer Agent

Citi Fiduciary Trust Company
388 Greenwich Street, 22nd Floor
New York, New York 10013

Sub-Transfer Agent

PFPC Global Fund Services
P.O. Box 9699
Providence, Rhode Island 02940-9699



This report is submitted for the general information of shareholders of Smith Barney Muni Funds - New York Money Market and New York Portfolios, but it may also be used as sales literature when proceeded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Portfolios. If used as sales material after June 30, 2000, this report must be accompanied by performance information for the most recently completed calender quarter.



Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.



Smith Barney Muni Funds
388 Greenwich Street, MF-2
New York, New York 10013

www.smithbarney.com/mutualfunds

FD2397 5/00

[front cover]

[SBMF logo]


                            SMITH BARNEY MUNI FUNDS
                              MASSACHUSETTS MONEY
                               MARKET PORTFOLIO

                                                                   ANNUAL REPORT

                                                                  MARCH 31, 2000


[Smith Barney Mutual Funds logo]



            NOT FDIC INSURED . NOT BANK GUARANTEED . MAY LOSE VALUE

Smith Barney
Muni Funds

[Photos of Heath B. McLendon, Chairman; Joseph P. Deane, Vice President and Joseph Benevento, Vice President]


Dear Shareholder:

We are pleased to provide the annual report for the Smith Barney Massachusetts Money Market Portfolio ("Portfolio") for the year ended March 31, 2000.

The Portfolio offers investors in Massachusetts the opportunity to participate in money market securities that are exempt from both federal income taxes and Massachusetts personal income taxes.(1) For your convenience, we have summarized the period's prevailing economic and market conditions below and outlined the Portfolio's investment strategy. A detailed summary of performance and current holdings can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

Please note that your investment in the Massachusetts Money Market Portfolio is neither insured, nor guaranteed, by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Massachusetts Economic Highlights(2)

Massachusetts' economy continues to be one of the nation's most prosperous, due in a large part to Massachusetts' fiscal stability, diversified economy, balanced budgets and an improving business climate.

Revenues have widely exceeded estimates in recent years, enabling the buildup of large reserves as well as providing Massachusetts taxpayers with a degree of tax relief. The economy continues its expansion at still better than national performance rates.

The Bay State's economy has evolved from one dominated by defense and computer hardware to more knowledge-intensive services. This transformation

___________________
(1) A portion of the Portfolio's income may be subject to the Alternative Minimum Tax ("AMT").
(2) Source: Fitch IBCCA, an internationally recognized rating agency

--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                        1
has resulted in strong job growth in high-paying industries, more mobility for skilled workers and greater competitiveness. Massachusetts' current unemployment rate is lower than the national average and lowest among industrial states. Also, the Bay State has the third highest level of personal income per-capita ($32,902), which is 24% higher than the U.S. average.

We believe that the Commonwealth's economy should remain healthy and in a strong position to excel in the 21(st) century. As a result, Massachusetts' general obligation debt has received high ratings from the major credit agencies.

Investment Strategy and Performance Update

As previously noted, the Portfolio seeks to provide investors with income exempt from federal income tax (other than the alternative minimum tax) and Massachusetts state personal income taxes by investing in high-quality, short-term Massachusetts municipal obligations selected for liquidity and stability of principal.

As of March 31, 2000, the Portfolio's 7-day current yield was 3.16%. The Portfolio's 7-day effective yield -- which reflects compounding -- was 3.21%.

During the reporting period and in expectation of higher rates, we have shortened our average target maturity to a 35- to 40-day range. In addition, we have positioned the Portfolio with an increased variable-rate position which should help the Portfolio to better deal with seasonal redemptions that normally occur during April's tax season.

Economic & Market Overview

In our opinion, the past year has brought continued strong growth and increased productivity while inflation, with the exception of crude oil prices, has remained largely contained. In an effort to keep the economy from overheating and inflation from accelerating, Federal Reserve policy makers raised the overnight bank lending rate one quarter of a percentage point to 6.00%.(3) This move was the fifth in a series of quarter-point moves aimed at slowing consumer spending and helping to contain the threat of inflation.

The effects of higher rates on the short-term municipal market have been somewhat muted by the reality of decreased supply. State and local governments have enjoyed the benefits of increased tax collections and solid fiscal positions, and that in turn has translated into less need for short-term cash flow borrowing. Along with decreased issuance, many large issuers have shifted their supply away from one-year municipal note financing to tax-exempt commercial paper programs. Tax-exempt commercial paper enables the issuer to have greater flexibility to change the amount of debt outstanding and the range of maturities

_________________
(3) On May 16, 2000, after this letter was written, the Fed raised interest rates by .50% to 6.5%.

--------------------------------------------------------------------------------
2                                             2000 Annual Report to Shareholders
throughout the year. This type of financing also offers the Portfolio more flexibility in achieving its average maturity targets. We believe the trend is also heading toward increased Variable Rate Demand Obligation issuance ("VRDO").(4) As a function of less supply, this segment of the market has been trading at levels that are rich on a historical basis to its taxable counterparts and longer-term municipal debt. For this reason, we believe, this segment of the market has become an attractive option to municipal debt issuers, and is where most of the growth in supply has taken place.

In closing, thank you for investing in the Smith Barney Massachusetts Money Market Portfolio. We look forward to continuing to help you pursue your financial goals in the new century.



/s/ Heath B. McLendon                /s/ Joseph P. Deane
Heath B. McLendon                    Joseph P. Deane
Chairman                             Vice President


/s/ Joseph Benevento
Joseph Benevento
Vice President
Sincerely,



April 18, 2000


__________________
(4) VRDO's are demand instruments that usually have an indicated maturity of more than one year, but they contain a demand feature that enables the holder to redeem the investment on no more than 30 days notice. These instruments provide for automatic adjustment of new rates on set dates and are generally supported by letters of credit issued by domestic or foreign banks.


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                        3

--------------------------------------------------------------------------------
 Schedule of Investments                                         March 31, 2000
--------------------------------------------------------------------------------

      FACE
     AMOUNT     RATING(a)                         SECURITY                           VALUE
---------------------------------------------------------------------------------------------
 $  2,178,000   NR+         Barnstable Massachusetts BAN 4.25% due 6/28/00        $ 2,178,771
    5,300,000   A-1         Boston IDR (Boston Home Inc.) 4.05% VRDO                5,300,000
                            Boston Massachusetts Water Sewer Series A:
    1,950,000   A-1+         3.55% VRDO                                             1,950,000
    1,000,000   Aa3          5.90% due 7/1/00                                       1,004,424
    3,374,700   MIG 1*      Bourne Massachusetts BAN 4.25% due 7/26/00              3,380,468
                            Clipper Massachusetts Tax Exempt Trust PART
                             AMBAC-Insured:
    7,500,000   VMIG 1*       Series 98-4 4.01% VRDO                                7,500,000
    6,710,000   VMIG 1*       Series 98-8 3.96% VRDO                                6,710,000
    8,575,000   MIG 1*      Dover Massachusetts BAN 4.25% due 6/23/00               8,579,429
    2,835,000   A-1+        Dudley Charlton Regional School District PART
                             3.79% VRDO                                             2,835,000
                            Massachusetts Bay Transportation Authority:
    3,150,000   A-1+         General Transportation System 3.95% VRDO               3,150,000
    5,000,000   Aaa*         Series A (Pre-Refunded -- Escrowed with U.S.
                              government securities to 3/1/01 Call @ 102) 7.00%
                              due 3/1/22                                            5,218,945
    4,000,000   AAA          Series A FSA-Insured 7.65% due 8/1/00                  4,129,145
    1,500,000   A-1+         Series D 3.70% due 4/6/00                              1,500,000
                            Massachusetts Development Finance Agency Revenue:
    3,700,000   A-1          Cider Mill Farms Series 99 AMT 4.05% VRDO              3,700,000
    1,000,000   VMIG 1*      Dean College 3.85% VRDO                                1,000,000
    3,620,000   NR++         Hatfield Inc. Project AMT 3.95% VRDO                   3,620,000
    4,700,000   A-1          Leaktite Corp. 4.05% VRDO                              4,700,000
    4,980,000   A-1          Metalcrafters Series 99 4.05% VRDO                     4,980,000
    9,850,000   VMIG 1*      Notre Dame Health Care 3.80% VRDO                      9,850,000
    9,300,000   NR++         Riverwalk Senior Living 3.85% VRDO                     9,300,000
    1,000,000   VMIG 1*      Wentworth Institutional 3.85% VRDO                     1,000,000
                            Massachusetts HEFA:
      200,000   A-1+         Amherst College 3.50% VRDO                               200,000
    9,720,000   A-1+         Berklee College of Music Series D MBIA-Insured
                             3.80% VRDO                                             9,720,000
    6,000,000   VMIG 1*      Boston University Series H 3.85% VRDO                  6,000,000
    5,510,000   VMIG 1*      Brigham & Women's Hospital 3.80% VRDO                  5,510,000
                             Capital Asset Program:
    1,500,000   VMIG 1*       Series 3.60% VRDO                                     1,500,000
    1,100,000   VMIG 1*       Series C 3.90% VRDO                                   1,100,000
    3,385,000   VMIG 1*       Series E 3.95% VRDO                                   3,385,000
    3,500,000   VMIG 1*      Corporate Independent Living Series 99 3.85% VRDO      3,500,000
    4,500,000   A-1+         Harvard University 3.60% VRDO                          4,500,000
    5,000,000   A-1+         Massachusetts University Series A 3.85% VRDO           5,000,000
                             Partners Healthcare FSA-Insured:
    7,975,000   A-1+          Series P-1 3.80% VRDO                                 7,975,000
    4,750,000   VMIG 1*       Series P-2 3.85% VRDO                                 4,750,000
    5,000,000   VMIG 1*      Simmons College Merlot Series D 4.00% VRDO             5,000,000
    1,260,000   A-1+         Williams College PART Series SGA 65 4.00% VRDO         1,260,000

                      See Notes to Financial Statements.
--------------------------------------------------------------------------------
4                                             2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
 Schedule of Investments (continued)                             March 31, 2000
--------------------------------------------------------------------------------

     FACE
    AMOUNT     RATING(a)                          SECURITY                           VALUE
---------------------------------------------------------------------------------------------
                           Massachusetts HFA:
 $ 1,100,000   A-1+         Multi-Family Housing Project A 3.80% VRDO              $1,100,000
   1,350,000   A-1+         Series A 3.80% VRDO                                     1,350,000
   1,000,000   A-1+         Series PT 271 PART MBIA-Insured 3.79% VRDO              1,000,000
                           Massachusetts IDR:
   2,210,000   A-1+         KMS Companies Series 96 AMT 3.90% VRDO                  2,210,000
   4,850,000   A-1+         US Tsubaki Project AMT 4.00% VRDO                       4,850,000
                           Massachusetts Industrial Finance Agency:
   1,840,000   A-1          420 Newburyport Turnpike Series 98 AMT
                             4.05% VRDO                                             1,840,000
   2,000,000   Aaa*         Cape Cod (Pre-Refunded -- Escrowed with U.S.
                            government securities to 11/15/20 Call @ 102)
                             8.50% due 11/15/20                                     2,091,254
     500,000   A-1+         Gordon College 3.80% VRDO                                 500,000
   1,000,000   NR++         Peterson American Corp. AMT 4.10% VRDO                  1,000,000
     960,000   VMIG 1*      Quamco Inc. Series B 3.95% VRDO                           960,000
   1,500,000   VMIG 1*      Whitehead Institutional of Biomed 3.80% VRDO            1,500,000
   4,792,000   A-1+        Massachusetts Koch Floating Rate Certificates, Ambac
                            Insured, 4.06% VRDO                                     4,792,000
   3,000,000   A-1+        Massachusetts Muni Wholesale Electric Co.
                            4.05% due 8/8/00                                        3,000,000
                           Massachusetts PCR:
                            Holyoke Water Power:
   4,607,000   A-1+          3.50% VRDO                                             4,607,000
   1,000,000   A-1+          3.55% VRDO                                             1,000,000
                            New England Power 93A:
   1,000,000   A-1           3.70% due 4/10/00                                      1,000,000
   1,000,000   A-1           3.75% due 4/10/00                                      1,000,000
   5,000,000   A-1           3.75% due 4/11/00                                      5,000,000
   2,500,000   A-1           3.90% due 6/6/00                                       2,500,000
                           Massachusetts State GO:
                            Series A:
   2,675,000   AA-           5.50% due 7/1/00                                       2,686,360
   1,500,000   AA-           5.00% due 8/1/00                                       1,506,314
   5,700,000   A-1+          3.80% VRDO                                             5,700,000
     900,000   A-1+         Series B 3.80% VRDO                                       900,000
   1,000,000   A-1+         Series D 3.95% due 5/12/00                              1,000,000
     625,000   A-1          Lexington 4.75% due 2/15/00                               627,913
   2,500,000   A-1          Lowell 7.625% due 2/15/01                               2,645,212
     300,000   A-1          Lynn 4.50% due 3/1/01                                     300,755
   6,500,000   VMIG 1*     Massachusetts State Port Authority Merlot 3.79% VRDO     6,500,000
   3,000,000   A-1+        Massachusetts State Turnpike Authority AMBAC-Insured
                            3.79% VRDO                                              3,000,000
                           Massachusetts Water Resource Authority:
   4,000,000   A-1+         3.80% due 4/5/00                                        4,000,000
   2,635,000   VMIGI*       Abatement Floating Trust 182 3.93% VRDO                 2,635,000

                      See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       5

--------------------------------------------------------------------------------
 Schedule of Investments (continued)                             March 31, 2000
--------------------------------------------------------------------------------

     FACE
    AMOUNT     RATING(a)                          SECURITY                            VALUE
---------------------------------------------------------------------------------------------
 $ 5,800,000   AAA          Series A (Pre-Refunded -- Escrowed with U.S.
                             government securities to 4/1/00 Call @ 102)
                             7.50% due 4/1/16                                    $  5,916,000
   3,500,000   A-1+         Series B 3.80% VRDO                                     3,500,000
   1,650,000   A-1+         Series D 3.80% VRDO                                     1,650,000
   3,700,000   AAA          Series 1990A (Pre-Refunded -- Escrowed with U.S.
                             government securities to 4/1/00 Call @ 102)
                             6.00% due 4/1/20                                       3,700,000
   2,000,000   A-1+         Series 1995 3.95% due 6/9/00                            2,000,000
   5,000,000   MIG 1*      Narragansett Massachusetts School District BAN
                            4.25% due 6/9/00                                        5,003,956
   5,000,000   MIG 1*      South Hadley Massachusetts BAN 4.25% due 8/11/00         5,009,058
   6,865,000   A-1         Winchester Massachusetts BAN 4.25% due 7/3/00            6,871,404
---------------------------------------------------------------------------------------------
                           TOTAL INVESTMENTS--100%
                           (Cost -- $257,438,408**)                              $257,438,408
---------------------------------------------------------------------------------------------

(a) All ratings are by Standard & Poor's Ratings Service ("Standard & Poor's"), except those identified by an asterisk (*) which are rated by Moody's Investors Service, Inc. ("Moody's").
 + Security has not been rated by either Moody's or Standard & Poor's. However, the Board of Trustees has determined that the security presents minimal credit risk.
 ++ Security has not been rated by either Moody's or Standard & Poor's.
    However, the Board of Trustees has determined this security to be considered a first tier quality issue due to enhancement features; such as insurance and/or irrevocable letters of credit.
**  Aggregate cost for Federal income tax purposes is substantially the same.

     See page 7 for definition of ratings and certain security descriptions.




                      See Notes to Financial Statements.
--------------------------------------------------------------------------------
6                                             2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
 Bond Ratings (unaudited)
--------------------------------------------------------------------------------
The definitions of the applicable rating symbols are set forth below.

AAA      --   Bonds rated "AAA" have the highest rating assigned by Standard &
              Poor's. Capacity to pay interest and repay principal is extremely strong.

--------------------------------------------------------------------------------
 Short-Term Securities Ratings (unaudited)
--------------------------------------------------------------------------------
SP-1     --   Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
A-1      --   Standard & Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
A-2      --   Standard & Poor's second highest commercial paper and VRDO rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
VMIG 1   --   Moody's highest rating for issues having a demand feature -- VRDO.
MIG 1    --   Moody's highest rate for short-term municipal obligations.
P-1      --   Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.
NR       --   Indicates that the bond is not rated by either Standard & Poor's or Moody's.

--------------------------------------------------------------------------------
 Security Descriptions (unaudited)
--------------------------------------------------------------------------------

ABAG     --   Association of Bay Area             GO       --   General Obligation
               Governments                        HDC      --   Housing Development Corporation
AIG      --   American International Guaranty     HEFA     --   Health & Educational Facilities Authority
AMBAC    --   American Municipal Bond             HFA      --   Housing Finance Authority
               Assurance Corporation              IDA      --   Industrial Development Authority
AMT      --   Alternative Minimum Tax             IDB      --   Industrial Development Board
BAN      --   Bond Anticipation Notes             IDR      --   Industrial Development Revenue
BIG      --   Bond Investors Guaranty             INFLOS   --   Inverse Floaters
CGIC     --   Capital Guaranty Insurance          LOC      --   Letter of Credit
               Company                            MBIA     --   Municipal Bond Investors
CHFCLI   --   California Health Facility                         Assurance Corporation
               Construction Loan Insurance        MFH      --   Multi-Family Housing
CONNIE   --   College Construction Loan           MUD      --   Municipal Utilities District
  LEE          Insurance Association              MVRICS   --   Municipal Variable Rate
COP      --   Certificate of Participation                       Inverse Coupon Security
CSD      --   Central School District             PART     --   Partnership Structure
EDA      --   Economic Development Authority      PCR      --   Pollution Control Revenue
ETM      --   Escrowed To Maturity                RAN      --   Revenue Anticipation Notes
FGIC     --   Financial Guaranty Insurance        RAW      --   Revenue Anticipation Warrants
               Company                            RIBS     --   Residual Interest Bonds
FHA      --   Federal Housing Administration      RITES    --   Residual Interest Tax-Exempt
FHLMC    --   Federal Home Loan Mortgage                         Securities
               Corporation                        SWAP     --   Swap Structure
FLAIRS   --   Floating Adjustable Interest        TAN      --   Tax Anticipation Notes
               Rate Securities                    TECP     --   Tax Exempt Commercial Paper
FNMA     --   Federal National Mortgage           TOB      --   Tender Option Bond Structure
               Association                        TRAN     --   Tax and Revenue Anticipation Notes
FRTC     --   Floating Rate Trust Certificates    UFSD     --   Unified Free School District
FSA      --   Federal Savings Association         UHSD     --   Unified High School District
GIC      --   Guaranteed Investment Contract      USD      --   Unified School District
GNMA     --   Government National                 VA       --   Veterans Administration
               Mortgage Association               VRDO     --   Variable Rate Demand Obligation
                                                  VRWE     --   Variable Rate Wednesday Demand

--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                        7

--------------------------------------------------------------------------------
 Statement of Assets and Liabilities                             March 31, 2000
--------------------------------------------------------------------------------
ASSETS:
 Investments, at amortized cost                                     $257,438,408
 Cash                                                                      4,191
 Interest receivable                                                   1,665,462
 Receivable for securities sold                                        1,000,389
--------------------------------------------------------------------------------
 Total Assets                                                        260,108,450
--------------------------------------------------------------------------------
LIABILITIES:
 Dividends payable                                                       399,978
 Distribution fees payable                                                 5,466
 Accrued expenses                                                        108,617
--------------------------------------------------------------------------------
 Total Liabilities                                                       514,061
--------------------------------------------------------------------------------
Total Net Assets                                                    $259,594,389
--------------------------------------------------------------------------------
NET ASSETS:
 Par value of shares of beneficial interest                         $    259,594
 Capital paid in excess of par value                                 259,334,795
--------------------------------------------------------------------------------
Total Net Assets                                                    $259,594,389
--------------------------------------------------------------------------------
Shares Outstanding                                                   259,594,389
--------------------------------------------------------------------------------
Net Asset Value, Per Share                                          $       1.00
--------------------------------------------------------------------------------

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
8                                             2000 Annual Report to Shareholders

-------------------------------------------------------------------------------
 Statement of Operations                For the Period Ended March 31, 2000(a)
-------------------------------------------------------------------------------
INVESTMENT INCOME:
 Interest                                                            $3,373,545
-------------------------------------------------------------------------------
EXPENSES:
 Management fees (Note 4)                                               457,792
 Distribution fees (Note 4)                                              91,214
 Registration fees                                                       74,000
 Audit and legal                                                         32,705
 Shareholder and system servicing fees                                   18,952
 Shareholder communications                                              11,410
 Custody fees                                                             6,732
 Trustees' fees                                                             943
 Other                                                                    2,498
-------------------------------------------------------------------------------
 Total Expenses                                                         696,246
 Less: Management fee waiver                                           (101,448)
-------------------------------------------------------------------------------
 Net Expenses                                                           594,798
-------------------------------------------------------------------------------
Net Investment Income                                                $2,778,747
-------------------------------------------------------------------------------

(a) For the period from September 14, 1999 (commencement of operations) to March 31, 2000.

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                        9

--------------------------------------------------------------------------------
 Statement of Changes in Net Assets      For the Period Ended March 31, 2000(a)
--------------------------------------------------------------------------------

OPERATIONS:
 Net investment income                                             $   2,778,747
--------------------------------------------------------------------------------
 Increase in Net Assets From Operations                                2,778,747
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 3):
 Net investment income                                                (2,778,747)
--------------------------------------------------------------------------------
 Decrease in Net Assets From
  Distributions to Shareholders                                       (2,778,747)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 5):
 Net proceeds from sale of shares                                    684,430,653
 Net asset value of shares issued
   for reinvestment of dividends                                       2,338,475
 Cost of shares reacquired                                          (427,174,739)
--------------------------------------------------------------------------------
 Increase in Net Assets From
  Fund Share Transactions                                            259,594,389
--------------------------------------------------------------------------------
Increase in Net Assets                                               259,594,389
NET ASSETS:
 Beginning of period                                                          --
--------------------------------------------------------------------------------
 End of period                                                     $ 259,594,389
--------------------------------------------------------------------------------

(a) For the period from September 14, 1999 (commencement of operations) to March 31, 2000.

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
10                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
 Notes to Financial Statements
--------------------------------------------------------------------------------
1. Significant Accounting Policies

The Massachusetts Money Market Portfolio ("Portfolio") is a separate investment portfolio of the Smith Barney Muni Funds ("Fund"). The Fund, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and consists of this Portfolio and eight other separate investment portfolios: Florida, Georgia, Limited Term, New York, National, Pennsylvania, California Money Market and New York Money Market Portfolios. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) the Portfolio uses the amortized cost method for valuing investments; accordingly, the cost of securities plus accreted discount, or minus amortized premium, approximates value; (c) gains or losses on the sale of securities are calculated by using the specific identification method; (d) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on accrual basis; market discount is recognized upon the disposition of the security; (e) dividends and distributions to shareholders are recorded on the ex-dividend date; (f) direct expenses are charged to each portfolio and each class; management fees and general fund expenses are allocated on the basis of relative net assets; (g) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; (h) the Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (i) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Portfolio Concentration

Since the Portfolio invests primarily in obligations of issuers within Massachusetts, it is subject to possible concentration risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting Massachusetts.


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       11

--------------------------------------------------------------------------------
 Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

3. Exempt-Interest Dividends and Other Distributions

The Portfolio declares and records a dividend of substantially all its net investment income on each business day. Such dividends are paid or reinvested monthly in fund shares on the payable date. Furthermore, the Portfolio intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Portfolio.

Capital gain distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

4. Management Agreement and Other Transactions

SSB Citi Fund Management LLC ("SSBC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager to the Fund. The Portfolio pays SSBC a management fee calculated at an annual rate of 0.50% on the first $2.5 billion of average daily net assets; 0.475% on the next $2.5 billion and 0.45% on the average daily net assets in excess of $5 billion. This fee is calculated daily and paid monthly.

Effective October 1999, Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, became the Fund's transfer agent and PFPC Global Fund Services ("PFPC") became the sub-transfer agent. CFTC receives account fees and asset-based fees that vary according to the account size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. During the period October 1, 1999 through March 31, 2000, the Fund paid transfer agent fees of $12,341 to CFTC.

CFBDS, Inc. acts as the Fund's distributor. Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, as well as certain other broker-dealers, continues to sell Fund shares to the public as a member of the selling group.

Pursuant to a Distribution Plan, the Portfolio pays a distribution fee with respect to Class A shares calculated at the annual rate of 0.10% of the average daily net assets of that class.

All officers and one Trustee of the Fund are employees of SSB.


--------------------------------------------------------------------------------
12                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
 Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

5. Shares of Beneficial Interest

At March 31, 2000, the Fund had an unlimited amount of shares of beneficial interest authorized with a par value of $0.001 per share.

Transactions in shares of the Portfolio were as follows:

                                                               Period Ended
                                                              March 31, 2000*
--------------------------------------------------------------------------------
Class A
Shares sold                                                     684,430,653
Shares issued on reinvestment                                     2,338,475
Shares reacquired                                              (427,174,739)
--------------------------------------------------------------------------------
Net Increase                                                    259,594,389
--------------------------------------------------------------------------------

* For the period from September 14, 1999 (commencement of operations) to March 31, 2000.



--------------------------------------------------------------------------------
Barney Muni Funds                                                             13

--------------------------------------------------------------------------------
 Financial Highlights
--------------------------------------------------------------------------------
For a share of beneficial interest outstanding throughout the period:

Class A Shares                                                          2000(1)
-------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                   $   1.00
-------------------------------------------------------------------------------
Net investment income(2)                                                  0.016
Dividends from net investment income                                     (0.016)
-------------------------------------------------------------------------------
Net Asset Value, End of Period                                         $   1.00
-------------------------------------------------------------------------------
Total Return++                                                             1.66%
-------------------------------------------------------------------------------
Net Assets, End of Period (millions)                                   $    260
-------------------------------------------------------------------------------
Ratios to Average Net Assets+:
  Expenses(2)(3)                                                           0.65%
  Net investment income                                                    3.05
-------------------------------------------------------------------------------

(1) For the period from September 14, 1999 to March 31, 2000.
(2) The manager waived a portion of its fees for the period ended March 31, 2000. If such fees were not waived, the per share decrease on net investment income and the actual expense ratio would have been as follows:

                                 Per Share Decreases to          Expense Ratios
                                  Net Investment Income          Without Waiver
                                  ---------------------          --------------
      2000(1)                            $0.001                       0.76%

(3) As a result of voluntary expense limitations, the expense ratio will not exceed 0.65%.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.



--------------------------------------------------------------------------------
14                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
 Independent Auditors' Report
--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of the Massachusetts Money Market Portfolio of the Smith Barney Muni Funds:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Massachusetts Money Market Portfolio of the mith Barney Muni Funds as of March 31, 2000, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period from September 14, 1999 (commencement of operations) to March 31, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2000, by correspondence with the custodian. As to securities sold but not yet delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Massachusetts Money Market Portfolio of the Smith Barney Muni Funds as of March 31, 2000, and the results of its operations the changes in its net assets and its financial highlights for the period from September 14, 1999 to March 31, 2000, in conformity with accounting principles generally accepted in the United States of America.

                                          /s/ KPMG LLP


New York, New York
May 11, 2000



--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       15

--------------------------------------------------------------------------------
 Tax Information (unaudited)
--------------------------------------------------------------------------------

For Federal tax purposes the Fund hereby designates for the fiscal year ended March 31, 2000:

     . 100% of the dividends paid by the Fund from net investment income as tax exempt for regular Federal income tax purposes.


--------------------------------------------------------------------------------
16                                            2000 Annual Report to Shareholders

[back cover]

[Salomon Smith Barney Logo]

Trustees
Lee Abraham
Allan J. Bloostein
Jane F. Dasher
Donald R. Foley
Richard E. Hanson, Jr.
Paul Hardin
Heath B. McLendon, Chairman
Roderick C. Rasmussen
John P. Toolan

Officers
Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Joseph Benevento
Vice President

Joseph P. Deane
Vice President

Irving P. David
Controller

Christina T. Sydor
Secretary

Investment Manager
SSB Citi Fund Management LLC

Distributor
CFBDS, Inc.

Custodian
PFPC Trust Company

Transfer Agent
Citi Fiduciary Trust Company
388 Greenwich Street, 22nd Floor
New York, New York 10013

Sub-Transfer Agent
PFPC Global Fund Services
P.O. Box 9699
Providence, Rhode Island 02940-9699


This report is submitted for the general information of the shareholders of Smith Barney Muni Funds - Massachusetts Money Market Portfolio, but it may also be used as sales literature when proceeded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after June 30, 2000, this report must be accompanied by performance information for the most recently completed calendar quarter.

Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

Smith Barney Muni Funds
388 Greenwich Street, MF-2
New York, New York 10013

www.smithbarney.com/mutualfunds

[front cover]

[SBMF logo]


                            SMITH BARNEY MUNI FUNDS
                               CALIFORNIA MONEY
                               MARKET PORTFOLIO

                                                                 ANNUAL REPORT

                                                                 MARCH 31, 2000

[Smith Barney Mutual Funds logo]


              NOT FDIC INSURED . NO BANK GUARANTEE . MAY LOSE VALUE

Smith Barney
Muni Funds

[Photos of Heath B. McLendon, Chairman; Joseph P. Deane, Vice President and Joseph Benevento, Vice President]


Dear Shareholder:

We are pleased to provide you with the annual report for the Smith Barney Muni Funds -- California Money Market Portfolio ("Fund") for the year ended March 31, 2000. In this report, we summarize the period's prevailing economic and market conditions and outline our investment strategy. A detailed summary of the Fund's performance can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

Performance Update

The Fund seeks to provide investors with income exempt from federal income taxes and California personal taxes by investing in a portfolio of high-quality, short-term, municipal obligations selected for liquidity and stability of principal.

As of March 31, 2000, the Fund's 7-day current yield was 2.62%. The Fund's 7-day effective yield -- which reflects compounding -- was 2.65%.

Please note that your investment in the Fund is neither insured, nor guaranteed, by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

California Economic Highlights(1)

The end of 1999 saw a flourish of holiday sales, which contributed to a burst of year-end job creation in California. Rising home prices and mortgage rates may have slowed home sales, but California home and business construction continued to grow. An important sign of the Golden State's current economic strength and future prospects is the explosion of capital investment in emerging businesses. Fueled by booming Internet-related companies, venture capital investments in Northern California tripled in 1999 to $16.2 billion -- over 33% of total venture capital investment for the entire U.S. Based on estimates from National Venture
-----------------
(1) Source: Fitch IBCA, Inc., an internationally recognized rating agency

--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                        1

Capital Association/Venture Economics, the state as a whole accounted for over 42% of the nation's total venture capital investments.

California's economy passed several important milestones over the period, reaching a 30-year low in unemployment and passing the 14 million job mark in nonfarm wage and salary employment. Moreover, California's unemployment rate dropped to 4.9% -- the lowest level since 1969. The Golden State accounts for approximately 40 percent of the entire nation's job growth, with the service sector, particularly business services, adding the greatest number of jobs.

We believe strong building activity and swelling personal consumption are driving the distribution of employment gains. We also think these gains, combined with factors such as strong employment growth, high real estate values, a more broadly diversified state economy and an annual state Gross Domestic Product ("GDP") of more than $1 trillion, should allow California to remain a competitive economic force for many years to come.

Market Overview and Outlook

The U.S. economic expansion is now in its 108th month, setting a record for longevity. The past year has brought continued strong growth and higher labor productivity while inflation, with the exception of crude oil prices, has remained largely subdued. In an effort to keep the economy from overheating and inflation from accelerating, the Federal Reserve Board's ("Fed") policy makers raised the overnight bank lending rate one quarter of a percentage point to 6.00%.(2) This move was the fifth in a series of quarter point moves that are aimed at slowing consumer spending and therefore possibly containing the threat of inflation.

The effects of higher rates on the short-term municipal market have been somewhat muted by the reality of lower supply. State and local governments have enjoyed the benefits of increased tax collections and solid fiscal positions, and that, in turn, has resulted in less need for short-term cash flow borrowing. Along with decreased issuance, many large issuers have shifted their supply away from one-year municipal note financing to tax-exempt commercial paper programs.

Tax-exempt commercial paper enables the issuer to have greater flexibility to change the amount of debt outstanding and the range of maturities throughout the year. This type of financing also offers the Fund more flexibility in achieving its average maturity targets.

The trend is also heading toward increased Variable Rate Demand Obligation issuance (VRDO).(3)

-----------------
(2) On May 16, 2000, after this letter was written, the Fed raised interest rates by 0.50%, to 6.50%.
(3) VRDO's are demand instruments that usually have an indicated maturity of more than one year, but they contain a demand feature that enables the holder to redeem the investment on no more than 30 days notice. These instruments provide for automatic adjustment of new rates on set dates and are generally supported by letters of credit issued by domestic or foreign banks.

--------------------------------------------------------------------------------
2                                             2000 Annual Report to Shareholders

As a function of less supply, this segment of the market has been trading at levels that are rich on an historical basis to its taxable counterparts and longer municipal debt. For this reason, we view this segment of the market to be a more attractive option to municipal debt issuers, and that is where most of the growth in supply has taken place.

Investment Strategy

During the reporting period, in expectation of increasing rates, we have shortened our average maturity target to a 35 to 40 day range. In addition we have positioned the Fund's portfolio with an increased variable rate position which we believe will help the Fund to contend with seasonal redemptions that normally occur during April's tax season.

Thank you for investing in the Smith Barney Muni Funds -- California Money Market Portfolio. We look forward to continuing to help you pursue your financial goals.

Sincerely,

/s/ Heath B. McLendon                /s/ Joseph P. Deane
Heath B. McLendon                    Joseph P. Deane
Chairman                             Vice President

/s/ Joseph Benevento
Joseph Benevento
Vice President

April 18, 2000

--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                        3

--------------------------------------------------------------------------------
 Schedule of Investments                                         March 31, 2000
--------------------------------------------------------------------------------

     FACE
    AMOUNT     RATING(a)                           SECURITY                             VALUE
------------------------------------------------------------------------------------------------
                           Alameda Contra Costa Schools Financing
                            Authority Project:
 $ 6,325,000   A-1+          Series A 3.30% VRDO                                     $ 6,325,000
  13,005,000   A-1+          Series B 3.30% VRDO                                      13,005,000
   3,660,000   A-1+          Series C 3.30% VRDO                                       3,660,000
   4,800,000   A-1+          Series F 3.30% VRDO                                       4,800,000
  24,415,000   A-1+          Series G 3.25% VRDO                                      24,415,000
                           Alameda County:
   1,250,000   SP-1+        IDR Design Workshops 3.50% VRDO(b)                         1,250,000
   7,740,000   A-1+         Transportation Authority PART MBIA-Insured 3.45% VRDO      7,740,000
  20,000,000   SP-1+        1999 TRAN 4.00% due 7/7/00                                20,034,867
   8,600,000   A-1+        Anaheim TECP 3.20% due 6/8/00                               8,600,000
                           Anaheim UHSD FSA-Insured:
   5,300,000   VMIG 1*      3.25% VRDO                                                 5,300,000
   8,160,000   A-1+         3.36% VRDO                                                 8,160,000
   3,500,000   A-1         Auburn USD COP Capital Improvement Financing
                            Project 3.20% VRDO                                         3,500,000
   4,550,000   VMIG 1*     Barstow MFH Rimrock Village 3.35% VRDO(b)                   4,550,000
   4,685,000   A-1         Berkeley Revenue Bonds YMCA Series 93 3.25% VRDO            4,685,000
   4,500,000   VMIG 1*     California Alternative Energy Rock Creek Project
                            Series 86 4.40% VRDO(b)                                    4,500,000
                           California EDA Financial Authority:
   2,250,000   A-1+         IDR Coast Grain 3.40% VRDO(b)                              2,250,000
  13,000,000   A-1+         ISO Corporation Project Series A 3.20% VRDO               13,000,000
   1,500,000   A-1+         ISO Corporation Project Series B 3.30% VRDO                1,500,000
   1,900,000   A-1+         Lion Raisins Project Series 3.35% VRDO(b)                  1,900,000
   4,000,000   NR++         River Ranch Foods 98 3.05% VRDO(b)                         4,000,000
   1,400,000   A-1+         Roller Bearing Co. Of America 3.40% VRDO(b)                1,400,000
                           California Department of Water:
   1,719,000   A-1+         Series 1 TECP 3.30% due 6/13/00                            1,719,000
   4,896,000   A-1+         Series 1 TECP 3.40% due 6/13/00                            4,896,000
   1,325,000   A-1+         Series I TECP 3.25% due 4/3/00                             1,325,000
   2,233,000   A-1+         Series I TECP 3.35% due 5/12/00                            2,233,000
     530,000   A-1          Series J-3 5.40% due 12/1/00                                 535,852
                           California Health Facility Authority:
   5,300,000   VMIG 1*      Adventist Health Series A 3.45% VRDO                       5,300,000
   6,365,000   VMIG 1*      Ceders PART 3.85% VRDO(b)                                  6,365,000
  29,600,000   A-1+         Presbyterian Homes MBIA-Insured 3.40% VRDO                29,600,000
                            Scripps Hospital MBIA-Insured:
   6,000,000   A-1+          Series 85 B 3.15% VRDO                                    6,000,000
   3,500,000   A-1+          Series 91 B 3.15% VRDO                                    3,500,000
   5,000,000   A-1+          Series 98 A 3.15% VRDO                                    5,000,000
  15,200,000   A-1+          Series 98 B 3.15% VRDO                                   15,200,000
   8,000,000   A-1+         St. Joseph System Series B 3.45% VRDO                      8,000,000
                           California HFA Revenue Home Mortgage Revenue:
   7,720,000   VMIG 1*      PART FHA-Insured 3.41% VRDO(b)                             7,720,000
  11,410,000   A-1+         PART MBIA-Insured Series J2 3.20% VRDO                    11,410,000

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
4                                             2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
 Schedule of Investments (continued)                             March 31, 2000
--------------------------------------------------------------------------------

     FACE
    AMOUNT     RATING(a)                            SECURITY                              VALUE
--------------------------------------------------------------------------------------------------
 $ 2,695,000   A-1+         PART MBIA-Insured Series M 3.41% VRDO(b)                   $ 2,695,000
  10,400,000   A-1+         Series 1 3.15% VRDO                                         10,400,000
                           California MFH:
  10,300,000   A-1+         Azusa Pacific Apartments 3.30% VRDO                         10,300,000
   5,400,000   VMIG 1*      Livermore Portola Meadows Apartments A 3.35% VRDO(b)         5,400,000
   4,300,000   VMIG 1*      Walnut Creek Creekside Drive 2.95% VRDO                      4,300,000
                           California Pollution Control Finance Authority:
   8,600,000   VMIG 1*      Acro Environmental Improvement Bonds 3.35% VRDO(b)           8,600,000
   5,500,000   NR++         Athens Series A 3.35% VRDO                                   5,500,000
   5,000,000   NR++         Bay Leasing Series A 3.35% VRDO                              5,000,000
   2,000,000   NR++         BLT Enterprises Series 99A 3.35% VRDO(b)                     2,000,000
   5,000,000   NR++         Blue Line Transfer 3.35% VRDO(b)                             5,000,000
   2,290,000   NR++         California County Sanitary Series 99A 3.35% VRDO(b)          2,290,000
   2,200,000   P-1*         Mining Series 84A MBIA-Insured 3.20% VRDO                    2,200,000
                            Pacific Gas & Electric:
   5,600,000   A-1+          Series A 3.45% VRDO                                         5,600,000
   3,400,000   A-1+          Series 95 A 2.75%(b)                                        3,400,000
  15,800,000   A-1+          Series 96 A 3.25% VRDO(b)                                  15,800,000
  40,800,000   A-1+          Series 96 B 3.25% VRDO(b)                                  40,800,000
  11,850,000   A-1+         San Diego Gas & Electric PART MBIA-Insured
                             3.36% VRDO                                                 11,850,000
   8,675,000   P-1*         Sierra Pacific Project 3.35% VRDO(b)                         8,675,000
   5,695,000   A-1+         Southdown Series 83A 3.25% VRDO                              5,695,000
   6,700,000   A-1+         Southdown Series 83B 3.325% VRDO                             6,700,000
   5,610,000   A-1          Wadham Energy Series A 4.10% VRDO(b)                         5,610,000
   8,245,000   A-1          Wadham Energy Series B 4.10% VRDO(b)                         8,245,000
                           California Port of Oakland:
  25,450,000   A-1+         Series A TECP 3.00% due 4/7/00(b)                           25,450,000
   4,000,000   VMIG 1*      Series B 3.30% VRDO(b)                                       4,000,000
  23,500,000   VMIG 1*     California Public Capital Improvement Financing Authority
                            Series C 3.50% due 6/15/00                                  23,500,000
   1,200,000   A-1+        California Putters Series 142 GO PART 3.46% VRDO              1,200,000
   8,750,000   A-1+        California Rancho Water District Finance Authority
                            FGIC-Insured PART 3.36% VRDO                                 8,750,000
   2,400,000   A-1         California Redwood City Hall Project PART 3.30% VRDO          2,400,000
   7,500,000   A-1+        California School Financing Corp. Project
                            Series C 3.30% VRDO                                          7,500,000
  50,000,000   SP-1+       California School Cash Reserve Program Authority
                            Series 99A 4.00% due 7/3/00                                 50,094,358
   5,000,000   A-1+        California Floating Rate Series 85 PART 3.36% VRDO            5,000,000
  10,840,000   A-1+        California Floating Rate Series 90 PART 3.36% VRDO           10,840,000
                           California State GO TECP:
  11,500,000   A-1          3.10% due 4/4/00                                            11,500,000
   6,500,000   A-1          2.70% due 4/6/00                                             6,500,000
   5,000,000   A-1          3.50% due 4/7/00                                             5,000,000
   9,655,000   A-1          2.75% due 4/14/00                                            9,655,000
  12,500,000   A-1          3.25% due 4/28/00                                           12,500,000

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                        5

--------------------------------------------------------------------------------
 Schedule of Investments (continued)                             March 31, 2000
--------------------------------------------------------------------------------

     FACE
    AMOUNT      RATING(a)                       SECURITY                             VALUE
---------------------------------------------------------------------------------------------
  $16,500,000   A-1          3.40% due 5/12/00                                    $16,500,000
    5,400,000   A-1          3.35% due 5/18/00                                      5,400,000
                            California State RAN Series A:
   26,100,000   VMIG 1*      PART 4.00% VRDO                                       26,100,000
   62,750,000   SP-1+        4.00% due 6/30/00                                     62,846,869
    3,050,000   VMIG 1*     California State Public AMBAC-Insured 3.27% VRDO        3,050,000
                            California Statewide Development Authority:
    1,850,000   A-1          Aegis Project Y 3.55% VRDO                             1,850,000
    1,975,000   A-1+         American Zettler Incorporated 3.35% VRDO(b)            1,975,000
   17,000,000   A-1+         Canyon Creek Apartments 3.20% VRDO(b)                 17,000,000
    5,100,000   P-1*         Chevron 3.40% VRDO(b)                                  5,100,000
    2,150,000   A-1          Foxwood Apartments Series J 3.25% VRDO                 2,150,000
    5,000,000   VMIG 1*      Merlot Series E FSA-Insured 3.65% VRDO                 5,000,000
    3,000,000   NR++         Mesa Farms Project 3.35% VRDO(b)                       3,000,000
   10,000,000   A-1+         One Park Place 3.25% VRDO(b)                          10,000,000
    7,500,000   NR++         Parkway Apartments Series 98 Z 3.70% VRDO(b)           7,500,000
   10,000,000   SP-1+        Series A-1 4.00% due 6/30/00(b)                       10,019,529
    3,200,000   A-1+         Sunclipse Inc. 3.35% VRDO(b)                           3,200,000
    2,600,000   NR++         Supreme Truck Bodies 3.35% VRDO(b)                     2,600,000
   28,500,000   A-1+        California Transit Finance Authority Series
                             FSA-Insured 97 3.25% VRDO                             28,500,000
   15,135,000   A-1         California Veterans Affairs Series 98 AMBAC-Insured
                             PART 3.50% due 4/6/00 VRDO(b)                         15,135,000
   20,000,000   A-1+        California Wateruse Revenue FSA-Insured 3.25% VRDO     20,000,000
   26,500,000   A-1         Chula Vista IDR San Diego Gas & Electric
                             Series 92B 3.30% VRDO(b)                              26,500,000
   38,922,000   VMIG 1*     Clipper California Tax-Exempt Trust Part
                             Series 98-99 AMBAC-Insured 3.86% VRDO(b)              38,922,000
   31,000,000   MIG 1*      Clovis USD TRAN 3.45% due 6/30/00                      31,025,836
   25,400,000   A-1+        Contra Costa County MFH Revenue
                             Series A 3.25% VRDO(b)                                25,400,000
    3,000,000   SP-1+       Contra Costa County TRAN Series A
                             4.00% due 9/29/00                                      3,008,863
    3,000,000   VMIG 1*     Contra Costa Water Revenue FGIC-Insured
                             3.50% due 4/26/00                                      3,000,000
                            Corona MFH:
    2,600,000   A-1+         Country Hills Project 3.30% VRDO                       2,600,000
   11,000,000   A-1          Series B 3.35% VRDO                                   11,000,000
                            East Bay Municipal Utility District TECP:
   16,700,000   A-1+         2.55% due 4/10/00                                     16,700,000
    8,000,000   A-1+         2.60% due 4/10/00                                      8,000,000
   11,000,000   A-1+         3.55% due 7/27/00                                     11,000,000
    2,500,000   VMIG 1*     Elsinore Valley Muni Water FGIC-Insured 3.20% VRDO      2,500,000
    3,600,000   VMIG 1*     Escondido COP Escondid Promenade Series 86
                             3.35% VRDO(b)                                          3,600,000
    5,000,000   SP-1+       Fairfield Suisun USD TRAN 3.50% due 6/30/00             5,004,525
    3,900,000   A-1         Fremont COP Project A 3.30% VRDO                        3,900,000

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
6                                             2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
 Schedule of Investments (continued)                             March 31, 2000
--------------------------------------------------------------------------------

     FACE
    AMOUNT     RATING(a)                           SECURITY                            VALUE
------------------------------------------------------------------------------------------------
 $ 5,800,000   A-1+        Fremont Treetops Apartments Series A 3.25% VRDO(b)       $ 5,800,000
   7,150,000   A-1+        Garden Grove MFH Apartment Series A 3.15% VRDO(b)          7,150,000
  21,130,000   VMIG 1*     Irvine Public Facilities Capital Improvement
                            Series 85 3.20% VRDO                                     21,130,000
                           Irvine Ranch Water Districts:
     100,000   A-1 +        Series A 3.60% VRDO                                         100,000
   4,800,000   A-1 +        Series B 3.60% VRDO                                       4,800,000
   5,900,000   A-1 +        Series 85B 3.60% VRDO                                     5,900,000
  21,000,000   SP-1+       Kern County California TRAN 4.00% due 6/30/00             21,030,764
  49,985,612   A-1+        Koch Floating Rate Trust AMBAC-Insured 3.86% VRDO         49,985,612
   3,650,000   A-1         Lancaster MFA (Willows Project) Series A 3.36% VRDO        3,650,000
   8,000,000   A-1+        Lodi IDA (Dart Container) 3.70% VRDO                       8,000,000
  36,450,000   A-1+        Long Beach California Health Facility Revenue
                            (Memorial Health Services) Series 1991 3.25% VRDO        36,450,000
                           Los Angeles Capital Asset Program TECP:
   3,000,000   A-1+         2.60% due 4/10/00                                         3,000,000
   5,500,000   A-1+         3.35% due 5/18/00                                         5,500,000
   9,735,000   AAA         Los Angeles COP Correct Facility Pre-Refunded--
                            Escrowed with U.S. government securities to 9/1/00
                            Call @ 100, 6.50% due 9/13/00                            10,047,506
   3,000,000   Aa2*        Los Angeles County GO Series B 6.00% due 9/1/00            3,030,527
                           Los Angeles County TRANS:
   7,800,000   A-1+         MBIA-Insured 3.15% VRDO                                   7,800,000
  48,700,000   SP-1+        Series A 4.00% due 6/30/00                               48,779,212
   6,310,000   A-1+        Los Angeles FGIC-Insured 3.36% VRDO                        6,310,000
  20,408,000   A-1         Los Angeles Tax Series A TECP 3.40% due 6/9/00            20,408,000
                           Los Angeles County Department of Water:
  20,000,000   VMIG 1*      Series A 3.30% VRDO                                      20,000,000
  30,500,000   VMIG 1*      Series B 3.30% VRDO                                      30,500,000
  11,700,000   VMIG 1*      Series D 3.20% VRDO                                      11,700,000
  60,000,000   VMIG 1*      Series E 3.20% VRDO                                      60,000,000
  20,000,000   VMIG 1*      Series F 3.20% VRDO                                      20,000,000
   3,900,000   VMIG 1*     Los Angeles Convention Center MBIA-Insured 4.00% VRDO      3,900,000
   8,750,000   A-1+        Los Angeles Sanitation District PART 3.36% VRDO            8,750,000
                           Los Angeles Wastewater:
  10,000,000   A-1+         PART MBIA-Insured 3.50% VRDO                             10,000,000
  16,000,000   VMIG 1*      PART FGIC-Insured 3.50% VRDO                             16,000,000
   5,000,000   A-1+         TECP 3.25% due 4/4/00                                     5,000,000
  17,000,000   A-1+         TECP 2.55% due 4/10/00                                   17,000,000
   5,000,000   A-1+         TECP 2.75% due 4/13/00                                    5,000,000
   1,500,000   A-1+         TECP 3.50% due 5/4/00                                     1,500,000
   7,400,000   A-1+         TECP 3.35% due 6/7/00                                     7,400,000
   4,000,000   A-1+         TECP 3.30% due 6/8/00                                     4,000,000
   7,000,000   A-1+         TECP 3.40% due 6/9/00                                     7,000,000
  13,500,000   A-1+         TECP 3.30% due 6/12/00                                   13,500,000
                           Los Angeles MFH:
   2,400,000   A-1+         Fountain Park 3.30% VRDO                                  2,400,000

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                        7

--------------------------------------------------------------------------------
 Schedule of Investments (continued)                             March 31, 2000
--------------------------------------------------------------------------------

      FACE
     AMOUNT     RATING(a)                             SECURITY                                VALUE
-----------------------------------------------------------------------------------------------------
  $10,000,000   A-1+         Baldwin Hills 3.15% VRDO                                     $10,000,000
    5,200,000   A-1+         Loans To Lender 3.50% VRDO                                     5,200,000
    3,650,000   A-1+         Malibu Meadows Project Series A 3.15%(b)                       3,650,000
   13,000,000   VMIG 1*     Los Angeles CA USD Series A19 4.00% VRDO                       13,000,000
    3,000,000   VMIG 1*     Modesto Irrigation Series 96 3.25% due 4/6/00                   3,000,000
    5,500,000   VMIG 1*     Modesto MFH Shadowbrook Project Series A 3.32% VRDO             5,500,000
      400,000   A-1+        MSR Public Power Agency San Juan Project
                             MBIA-Insured Series 98F 3.50% VRDO                               400,000
    3,350,000   VMIG 1*     Monterey MFH Slautterback Project 3.40% VRDO(b)                 3,350,000
    3,000,000   SP-1+       Moreland California School District TRAN 3.50% due 6/30/00      3,002,715
    4,600,000   SP-1+       New Haven TRAN 3.50% due 6/30/00                                4,604,163
                            Northern California Transmission Authority TECP:
    2,000,000   A-1+         2.60% due 4/10/00                                              2,000,000
   30,300,000   A-1+         3.55% due 4/11/00                                             30,300,000
    9,000,000   A-1+         2.65% due 4/11/00                                              9,000,000
    3,000,000   VMIG 1*     Oakland Merlot Series M PART AMBAC-Insured 3.65% VRDO           3,000,000
   14,780,000   VMIG 1*     Oakland COP Project J 3.20% VRDO                               14,780,000
   13,700,000   A-1+        Oakland Joint Power Finance Authority Lease Bonds
                             FSA-Insured Series 98 A 1 3.30% VRDO                          13,700,000
    4,200,000   SP-1+       Oakland TRAN 4.25% due 9/29/00                                  4,218,456
                            Orange County Apartment Housing Development:
    5,275,000   VMIG 1*      Alicia Series A 3.85% VRDO                                     5,275,000
   15,000,000   VMIG 1*      Capistrano Pointe A 3.25% VRDO                                15,000,000
   10,300,000   VMIG 1*      Foothill Oaks 3.25% VRDO(b)                                   10,300,000
    5,000,000   A-1+         Lantern Pines 3.10%(b)                                         5,000,000
    1,680,000   VMIG 1*      Niguel 3.10%(b)                                                1,680,000
   10,000,000   A-1+         Oasis Martinique Project 3.30% VRDO                           10,000,000
    2,670,000   A-1+         Trabuco Woods Series 98J 3.15%(b)                              2,670,000
    9,500,000   A-1+         Vintage Woods Series 98H 3.15%(b)                              9,500,000
    7,000,000   A-1+         WLCO Series 98G1 3.15%(b)                                      7,000,000
    1,700,000   A-1+         Wood Canyon Villas 3.30% VRDO(b)                               1,700,000
                            Orange County California Sanitation Districts:
    1,800,000   A-1+         Series 90 FGIC-Insured 3.20% VRDO                              1,800,000
   24,000,000   A-1+         Series 92 AMBAC-Insured 3.20% VRDO                            24,000,000
    6,700,000   A-1+         Series 93 AMBAC-Insured 3.40% VRDO                             6,700,000
   26,000,000   A-1+        Orange County TECP 3.30% 4/6/00                                26,000,000
   12,470,000   A-1+        Palo Alto USD Series R PART 3.65% VRDO                         12,470,000
                            Pasadena COP Rose Bowl Improvement Project:
    6,300,000   VMIG 1*      Series 91 3.15%(b)                                             6,300,000
    4,520,000   VMIG 1*      Series 96 3.15%(b)                                             4,520,000
    8,086,553   VMIG 1*     Pitney Bowes California Lease Topps Series 99-1
                             AMBAC-Insured 3.80% due 7/12/00                                8,086,553
    5,000,000   SP-1+       Pleasanton TRAN 3.50% due 6/30/00                               5,004,525
    6,700,000   A-1+        Ponoma Redevelopment Agency MFH Park and
                             Plaza Apartment Series A 3.15%(b)                              6,700,000

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
8                                             2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
 Schedule of Investments (continued)                             March 31, 2000
--------------------------------------------------------------------------------

      FACE
     AMOUNT     RATING(a)                          SECURITY                              VALUE
-------------------------------------------------------------------------------------------------
                           Puerto Rico Commonwealth Governmental Bond
                            MBIA-Insured:
  $63,500,000   VMIG 1*      Series A-1 3.85% VRDO                                    $63,500,000
    6,035,000   A-1+         3.36% VRDO                                                 6,035,000
    5,255,000   VMIG 1*      3.41% VRDO                                                 5,255,000
    4,655,000   A-1+       Puerto Rico GO 3.36% VRDO                                    4,655,000
                           Puerto Rico Governmental Development Bond Bank:
    7,950,000   A-1+        Bond Bank MBIA-Insured 3.15% VRDO(b)                        7,950,000
    7,320,000   A-1+        TECP 3.15% due 4/4/00                                       7,320,000
   12,000,000   A-1+        TECP 3.30% due 4/5/00                                      12,000,000
    6,923,000   A-1+        TECP 3.70% due 4/11/00                                      6,923,000
   17,920,000   A-1+        TECP 3.40% due 4/12/00                                     17,920,000
   37,145,000   A-1+        TECP 2.95% due 4/18/00                                     37,145,000
   10,000,000   A-1+        TECP 3.05% due 4/19/00                                     10,000,000
    9,600,000   A-1+        TECP 3.05% due 4/20/00                                      9,600,000
   23,143,000   A-1+        TECP 3.00% due 4/25/00                                     23,143,000
    2,000,000   A-1+        TECP 3.05% due 4/26/00                                      2,000,000
    5,200,000   A-1+        TECP 3.15% due 5/1/00                                       5,200,000
    2,000,000   A-1+        TECP 3.55% due 6/23/00                                      2,000,000
    2,500,000   A-1+        TECP 5.50% due 7/1/00                                       2,511,835
    6,000,000   A-1+        TECP 3.55% due 7/28/00                                      6,000,000
   10,000,000   A-1+        TECP 3.70% due 8/16/00                                     10,000,000
                           Puerto Rico Highway Transportation Authority
                            Series A AMBAC-Insured:
   11,595,000   A-1+         PART MBIA-Insured 3.50% due 6/15/00                       11,595,000
      500,000   A-1+         3.25% VRDO                                                   500,000
                           Puerto Rico Public Muni Finance Agency FSA-Insured:
    3,335,000   VMIG 1*     PART 3.41% VRDO                                             3,335,000
    4,850,000   A-1+        PART 3.36% VRDO                                             4,850,000
    7,300,000   A-1        Puerto Rico Public Finance Corp. PART AMBAC-Insured
                            3.36% VRDO                                                  7,300,000
    5,860,000   A-1+       Puerto Rico Infrastructure PART AMBAC-Insured
                            3.60% VRDO                                                  5,860,000
    9,000,000   SP-1       Puerto Rico Electric Power MBIA-Insured 3.50% due 11/1/00    9,000,000
                           Puerto Rico Electric Power:
    6,820,000   VMIG 1*     PART MBIA-Insured 3.41% VRDO                                6,820,000
   10,200,000   A-1+        PART MBIA-Insured 3.45% VRDO                               10,200,000
   33,630,000   AAA        Puerto Rico Industrial Medical and Environmental
                            PCR Abbot Laboratories 4.00% due 3/1/01                    33,630,000
   14,005,000   A-1        Regents University of California Series E
                            PART MBIA-Insured 3.50% VRDO                               14,005,000
                           Regents University of California Series A TECP:
    8,700,000   A-1+        3.50% due 4/11/00                                           8,700,000
   16,500,000   A-1+        3.40% due 6/13/00                                          16,500,000
    1,900,000   VMIG 1*    Riverside County IDA Rockwin Corp.
                            Series II 3.40% VRDO(b)                                     1,900,000
                           Riverside Country MFH:
    5,600,000   VMIG 1*     Amanda Park Project Series A 3.20% VRDO(b)                  5,600,000

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                        9

--------------------------------------------------------------------------------
 Schedule of Investments (continued)                             March 31, 2000
--------------------------------------------------------------------------------

     FACE
    AMOUNT     RATING(a)                         SECURITY                              VALUE
-----------------------------------------------------------------------------------------------
 $ 2,500,000   A-1          MFH Countrywood Apartments Series D 3.32% VRDO          $ 2,500,000
  15,567,000   SP-1+       Riverside Teeter Obligation TECP Series B
                            2.95% due 4/6/00                                         15,567,000
   6,500,000   VMIG 1*     Sacramento Airport PART FGIC-Insured 3.50% VRDO            6,500,000
  60,000,000   A-1         Sacramento County TRAN 99 Series 4.00% VRDO               60,000,000
   5,600,000   A-1         Sacramento Electric Series X Escrowed to maturity with
                            U.S. government securities 7.00% due 7/1/00               5,760,809
  15,200,000   SP-1+       San Bernardino TRANS 3.75% due 9/29/00                    15,228,136
  48,300,000   A-1+        San Bernardino County COP Medical Center Project
                            3.15% VRDO                                               48,300,000
                           San Bernardino County MFH:
   1,800,000   VMIG 1*      Series A-2 5.15% due 6/1/00                               1,833,576
   5,700,000   NR++         Sycmore Terr 3.15%(b)                                     5,700,000
  17,000,000   SP-1+       San Diego TAN Series A 4.25% due 9/29/00                  17,067,223
  10,005,000   VMIG 1*     San Diego TRAN 5.00% due 9/29/00                          10,082,109
  10,000,000   SP-1+       San Diego Government Pool TRAN Series A
                            4.00% due 9/29/00                                        10,000,000
  10,408,000   A-1+        San Diego Housing Authority (Carman Del Mar
                            Apartments) Project 3.15%(b)                             10,408,000
  10,200,000   A-1+        San Diego Regional Sales Tax TECP 3.40% due 6/14/00       10,200,000
   5,000,000   A-1         San Diego Water Series 1 TECP 3.40% due 6/14/00            5,000,000
  10,000,000   VMIG 1*     San Diego Water Project PART FGIC-Insured 3.50% VRDO      10,020,244
                           San Diego Teeter Note TECP:
   7,000,000   NR++         3.40% due 5/5/00                                          7,000,000
   4,300,000   NR++         3.50% due 8/10/00                                         4,300,000
                           San Diego USD:
  15,000,000   A-1          PART MBIA-Insured 3.50% VRDO                             15,000,000
   1,700,000   A-1+         Series B 3.40% due 6/12/00                                1,700,000
   1,000,000   A-1+         Series B TECP 3.45% due 6/7/00                            1,000,000
                           San Diego Unified Port District:
   4,820,000   P-1          TECP 3.55% due 8/8/00(b)                                  4,820,000
   8,349,000   P-1          TECP 3.55% due 8/10/00(b)                                 8,349,000
   3,000,000   NR++        San Dimas California Redevelopment Agency (San Dimas
                            Community Center) 3.70% VRDO                              3,000,000
                           San Francisco Airport TECP:
  18,580,000   A-1+         3.35% due 4/6/00                                         18,580,000
   4,700,000   A-1+         2.80% due 4/14/00                                         4,700,000
   2,600,000   A-1+         3.35% due 4/27/00                                         2,600,000
   1,500,000   A-1         San Francisco Bay Area Rapid Transit Series B TECP
                            3.40% due 6/9/00                                          1,500,000
  16,800,000   A-1+        San Francisco MFH City Heights Apartments Project
                            Series 97 A 3.20% VRDO(b)                                16,800,000
                           San Francisco MFH:
  33,600,000   VMIG 1*      Bayside Village Series 85A 3.05% VRDO                    33,600,000
  25,000,000   A-1+         Bayside Village Series 85B 3.05% VRDO                    25,000,000
  23,800,000   A-1+         Fillmore Center 3.15% VRDO                               23,800,000
  30,730,000   VMIG 1*      St. Francis Housing Series 89A 3.35% VRDO                30,730,000

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
10                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
 Schedule of Investments (continued)                             March 31, 2000
--------------------------------------------------------------------------------

     FACE
    AMOUNT     RATING(a)                         SECURITY                              VALUE
-----------------------------------------------------------------------------------------------
 $ 3,000,000   VMIG 1*      Series C 3.20% VRDO(b)                                  $ 3,000,000
   5,000,000   A-1+        San Francisco Public Water TECP 2.65% due 4/7/00           5,000,000
   4,722,500   VMIG 1*     San Francisco Sewer Revenue 3.41% VRDO                     4,722,500
                           San Joaquin TRAN Authority TECP:
   3,500,000   A-1+         3.45% due 5/4/00                                          3,500,000
  15,700,000   A-1+         3.30% due 6/8/00                                         15,700,000
                           San Jose MFH:
   3,000,000   VMIG 1*      Almaden Lake Village Apartment Project
                             3.35% VRDO(b)                                            3,000,000
   2,000,000   VMIG 1*      Somerset Park 3.05% VRDO(b)                               2,000,000
   6,690,000   A-1+        San Jose-Santa Clara California Water Authority PART
                            FGIC-Insured 3.36% VRDO                                   6,690,000
  24,000,000   SP-1+       San Jose-Santa Clara County TRAN
                            4.25% due 10/26/00                                       24,114,747
   1,000,000   P-1*        Santa Ana IDA Newport Electronics Project 3.35% VRDO       1,000,000
   2,700,000   VMIG 1*     Santa Clara County Finance Authority Lease 3.25% VRDO      2,700,000
   5,900,000   A-1+        Santa Clara County MFH (Benton Park Apartments
                            Project) 3.15% VRDO                                       5,900,000
  10,000,000   SP-1+       Santa Cruz County TRAN 4.50% 10/6/00                      10,049,224
  12,870,000   A-1+        Santa Margarita PART MBIA-Insured 3.36% VRDO              12,870,000
                           Simi Valley MFH:
   6,245,000   VMIG 1*      Creekside Village Apartments Series A 3.15%(b)            6,245,000
  26,500,000   A-1          Lincoln Wood Ranch 3.30% VRDO                            26,500,000
   7,800,000   VMIG 1*      Shadowridge 3.25% VRDO                                    7,800,000
                           South East Recovery Facilities Authority:
  48,079,000   A-1+         Series A 3.20% VRDO                                      48,079,000
   6,800,000   A-1+         Series B 3.25% VRDO                                       6,800,000
   4,750,000   A-1+        Southern California Metropolitan Water District PART
                            3.36% VRDO                                                4,750,000
                           Southern California Metropolitan Water District
                            Series B TECP:
   2,300,000   A-1+          2.60% due 4/1/00                                         2,300,000
   5,000,000   A-1+          2.65% due 4/7/00                                         5,000,000
  15,000,000   A-1+          3.30% due 4/7/00                                        15,000,000
  24,000,000   A-1+          3.55% due 4/10/00                                       24,000,000
   4,000,000   A-1+          3.45% due 5/4/00                                         4,000,000
   4,000,000   A-1+          3.40% due 6/9/00                                         4,000,000
   7,000,000   A-1+          3.25% due 6/12/00                                        7,000,000
  62,800,000   A-1+        Southern California Public Power Authority Project
                            South Transmission FSA-Insured 3.30% VRDO                62,800,000
  10,000,000   SP-1+       Stainslaus County TRAN 4.00% due 8/1/00                   10,019,255
   6,000,000   A-1+        Union City MFH 3.15%(b)                                    6,000,000
   7,000,000   A-1+        Upland California Mountain Springs
                            Series 98A 3.15%(b)                                       7,000,000
   2,950,000   A-1+        Upland California MFH Northwoods Project A 3.25% VRDO      2,950,000
   9,600,000   A-1+        Vacaville Apartments Series 99 3.15% VRDO                  9,600,000
   5,000,000   SP-1+       Vacaville USD TRAN 3.50% due 6/30/00                       5,004,525
   5,150,000   A-1+        Vallejo MFH Hillside Terrace Apartments 3.20% VRDO(b)      5,150,000

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       11

--------------------------------------------------------------------------------
 Schedule of Investments (continued)                             March 31, 2000
--------------------------------------------------------------------------------

     FACE
    AMOUNT     RATING(a)                SECURITY                         VALUE
--------------------------------------------------------------------------------
                      Vallejo USD TRAN:
 $ 2,750,000   NR++    3.60% due 4/5/00                           $    2,750,000
  10,000,000   SP-1+   4.00% due 10/13/00                             10,033,496
   7,000,000   A-1+   West Basin Muni Water District 3.15% VRDO        7,000,000
   9,465,000   A-1+   Westminster Redevelopment Agency

                      AMBAC-Insured 3.30% VRDO                         9,465,000
--------------------------------------------------------------------------------
                      TOTAL INVESTMENTS -- 100%
                      (Cost -- $3,078,440,411**)                  $3,078,440,411
--------------------------------------------------------------------------------

(a) All ratings are by Standard & Poor's Ratings Service with the exception of those identified by an asterisk (*) which are rated by Moody's Investors Service, Inc.
(b) Income from these issues is considered a preference item for purposes of calculating the alternative minimum tax.
++ Security has not been rated by either Moody's or Standard & Poor's. However, the Board of Trustees has determined this security to be considered a first tier quality issue due to enhancement features; such as insurance and/or irrevocable letters of credit.
**  Aggregate cost for Federal income tax purposes is substantially the same.

    See page 13 for definition of ratings and certain security descriptions.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
12                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
  Bond Ratings (unaudited)
--------------------------------------------------------------------------------

The definitions of the applicable rating symbols are set forth below.

AAA      --  Bonds rated "AAA" have the highest rating assigned by Standard &
             Poor's. Capacity to pay interest and repay principal is extremely strong.
Aaa      --  Bonds rated "Aaa" by Moody's are judged to be of the best quality.
             They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure.
             While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of these bonds.

--------------------------------------------------------------------------------
  Short-Term Securities Ratings (unaudited)
--------------------------------------------------------------------------------

SP-1     --  Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus
             (+) sign.
A-1      --  Standard & Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong;
             those issues determined to possess overwhelming safety
             characteristics are denoted with a plus (+) sign.
VMIG 1   --  Moody's highest rating for issues having a demand feature -- VRDO.
P-1      --  Moody's highest rating for commercial paper and for VRDO prior to the advent of the
             VMIG 1 rating.
NR       --  Indicates that the bond is not rated by either Standard & Poor's or
             Moody's.

--------------------------------------------------------------------------------
  Security Descriptions (unaudited)
--------------------------------------------------------------------------------

ABAG     --    Association of Bay Area                   GO       --    General Obligation
                Governments                              HDC      --    Housing Development Corporation
AIG      --    American International Guaranty           HFA      --    Housing Finance Authority
AMBAC    --    American Municipal Bond                   IDA      --    Industrial Development Authority
                Assurance Corporation                    IDB      --    Industrial Development Board
BAN      --    Bond Anticipation Notes                   IDR      --    Industrial Development Revenue
BIG      --    Bond Investors Guaranty                   INFLOS   --    Inverse Floaters
CGIC     --    Capital Guaranty Insurance                LOC      --    Letter of Credit
                Company                                  MBIA     --    Municipal Bond Investors
CHFCLI   --    California Health Facility                                Assurance Corporation
                Construction Loan Insurance              MFH      --    Multi-Family Housing
CONNIE   --    College Construction Loan                 MUD      --    Municipal Utilities District
  LEE           Insurance Association                    MVRICS   --    Municipal Variable Rate
COP      --    Certificate of Participation                              Inverse Coupon Security
CSD      --    Central School District                   PART     --    Partnership Structure
EDA      --    Economic Development Authority            PCR      --    Pollution Control Revenue
ETM      --    Escrowed To Maturity                      RAN      --    Revenue Anticipation Notes
FGIC     --    Financial Guaranty Insurance              RAW      --    Revenue Anticipation Warrants
                Company                                  RIBS     --    Residual Interest Bonds
FHA      --    Federal Housing Administration            RITES    --    Residual Interest Tax-Exempt
FHLMC    --    Federal Home Loan Mortgage                                Securities
                Corporation                              SWAP     --    Swap Structure
FLAIRS   --    Floating Adjustable Interest              TAN      --    Tax Anticipation Notes
                Rate Securities                          TECP     --    Tax Exempt Commercial Paper
FNMA     --    Federal National Mortgage                 TOB      --    Tender Option Bond Structure
                Association                              TRAN     --    Tax and Revenue Anticipation Notes
FRTC     --    Floating Rate Trust Certificates          UFSD     --    Unified Free School District
FSA      --    Federal Savings Association               UHSD     --    Unified High School District
GIC      --    Guaranteed Investment Contract            USD      --    Unified School District
GNMA     --    Government National                       VA       --    Veterans Administration
                Mortgage Association                     VRDO     --    Variable Rate Demand Obligation
                                                         VRWE     --    Variable Rate Wednesday Demand

--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       13

-----------------------------------------------------------------------------
 Statement of Assets and Liabilities                          March 31, 2000
-----------------------------------------------------------------------------

ASSETS:
 Investments, at amortized cost                                $3,078,440,411
 Cash                                                                  45,583
 Interest receivable                                               22,413,314
-----------------------------------------------------------------------------
 Total Assets                                                   3,100,899,308
-----------------------------------------------------------------------------
LIABILITIES:
 Dividends payable                                                  3,972,312
 Management fees payable                                            1,231,708
 Distribution fees payable                                             89,035
 Deferred compensation payable                                          8,062
 Accrued expenses                                                     279,474
-----------------------------------------------------------------------------
 Total Liabilities                                                  5,580,591
-----------------------------------------------------------------------------
Total Net Assets                                               $3,095,318,717
-----------------------------------------------------------------------------
NET ASSETS:
 Par value of shares of beneficial interest                    $    3,095,463
 Capital paid in excess of par value                            3,092,274,212
 Accumulated net realized loss from security transactions             (50,958)
-----------------------------------------------------------------------------
Total Net Assets                                               $3,095,318,717
-----------------------------------------------------------------------------
Shares Outstanding:
 Class A                                                        3,095,460,358
-----------------------------------------------------------------------------
 Class Y                                                                2,498
-----------------------------------------------------------------------------
Net Asset Value, Per Share:
 Class A                                                                $1.00
-----------------------------------------------------------------------------
 Class Y                                                                $1.00
-----------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
14                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
 Statement of Operations                      For the Year Ended March 31, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME:
 Interest                                                            $72,529,683
--------------------------------------------------------------------------------
EXPENSES:
 Management fees (Note 4)                                             11,636,111
 Distribution fees (Note 4)                                            2,326,276
 Shareholder and system servicing fees                                   741,169
 Registration fees                                                       310,357
 Shareholder communications                                              114,319
 Custody                                                                  60,526
 Audit and legal                                                          42,691
 Trustees' fees                                                           13,783
 Other                                                                    46,049
--------------------------------------------------------------------------------
 Total Expenses                                                       15,291,281
--------------------------------------------------------------------------------
Net Investment Income                                                 57,238,402
--------------------------------------------------------------------------------
Net Realized Loss From Security Transactions                             (49,952)
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                               $57,188,450
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       15

--------------------------------------------------------------------------------
 Statements of Changes in Net Assets              For the Years Ended March 31,
--------------------------------------------------------------------------------

                                                   2000                   1999
--------------------------------------------------------------------------------
OPERATIONS:
 Net investment income                      $    57,238,402       $   49,115,513
 Net realized gain (loss)                           (49,952)             153,566
--------------------------------------------------------------------------------
 Increase in Net Assets From Operations          57,188,450           49,269,079
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM (NOTE 3):
 Net investment income                          (57,238,402)         (49,115,513)
--------------------------------------------------------------------------------
 Decrease in Net Assets From
  Distributions to Shareholders                 (57,238,402)         (49,115,513)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 6):
 Net proceeds from sale of shares            11,645,496,175        8,107,812,026
 Net asset value of shares issued
   for reinvestment of dividends                 54,034,083           47,695,059
 Cost of shares reacquired                  (10,740,660,084)      (7,811,903,718)
--------------------------------------------------------------------------------
 Increase in Net Assets From
   Fund Share Transactions                      958,870,174          343,603,367
--------------------------------------------------------------------------------
Increase in Net Assets                          958,820,222          343,756,933
NET ASSETS:
 Beginning of year                            2,136,498,495        1,792,741,562
--------------------------------------------------------------------------------
 End of year                                $ 3,095,318,717       $2,136,498,495
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
16                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
 Notes to Financial Statements
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The California Money Market Portfolio ("Portfolio") is a separate investment portfolio of the Smith Barney Muni Funds ("Fund"). The Fund, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and consists of this Portfolio and eight other separate investment portfolios: Florida, Georgia, Limited Term, New York, National, Pennsylvania, Massachusetts Money Market and New York Money Market Portfolios. The financial statements and financial highlights for the other portfolios are presented in separate annual reports.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) the Portfolio uses the amortized cost method for valuing investments; accordingly, the cost of securities plus accreted discount, or minus amortized premium, approximates value; (c) gains or losses on the sale of securities are calculated by using the specific identification method; (d) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on accrual basis; market discount is recognized upon the disposition of the security; (e) dividends and distributions to shareholders are recorded on the ex-dividend date; (f) direct expenses are charged to each portfolio and each class; management fees and general fund expenses are allocated on the basis of relative net assets; (g) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; (h) the Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (i) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Portfolio Concentration

Since the Portfolio invests primarily in obligations of issuers within California, it is subject to possible concentration risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting California.


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       17

--------------------------------------------------------------------------------
 Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

3. Exempt-Interest Dividends and Other Distributions

The Portfolio declares and records a dividend of substantially all its net investment income on each business day. Such dividends are paid or reinvested monthly in fund shares on the payable date. Furthermore, the Portfolio intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Portfolio.

Capital gain distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

4. Management Agreement and Other Transactions

SSB Citi Fund Management LLC ("SSBC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager to the Fund. The Portfolio pays SSBC a management fee calculated at an annual rate of 0.50% on the first $2.5 billion of average daily net assets; 0.475% on the next $2.5 billion and 0.45% on the average daily net assets in excess of $5 billion. This fee is calculated daily and paid monthly.

Effective October 1999, Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, became the Fund's transfer agent and PFPC Global Fund Services ("PFPC") became the sub-transfer agent. CFTC receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. During the period October 1, 1999 through March 31, 2000, the Portfolio paid transfer agent fees of $218,228 to CFTC.

CFBDS, Inc. ("CFBDS") acts as the Fund's distributor. Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, as well as certain other broker-dealers, continues to sell Fund shares to the public as a member of the selling group.

Pursuant to a Distribution Plan, the Portfolio pays a distribution fee with respect to Class A shares calculated at the annual rate of 0.10% of the average daily net assets of that class.

All officers and one Trustee of the Fund are employees of SSB.

5. Capital Loss Carryforwards

At March 31, 2000, the Portfolio had, for Federal income tax purposes, a capital loss carryforward of approximately $50,600 available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable



--------------------------------------------------------------------------------
18                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
 Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

that any gains so offset will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on March 31, of the year indicated:

                                                            2004         2008
--------------------------------------------------------------------------------
Carryforward Amounts                                       $1,000      $49,600
--------------------------------------------------------------------------------

6. Shares of Beneficial Interest

At March 31, 2000, the Fund had an unlimited amount of shares of beneficial interest authorized with a par value of $0.001 per share.

At March 31, 2000, total paid-in capital amounted to the following for each class:

                                            Class A                   Class Y
--------------------------------------------------------------------------------
Total Paid-in Capital                   $3,095,367,177                $2,498
--------------------------------------------------------------------------------

Transactions in shares of the Portfolio were as follows:

                                             Year Ended             Year Ended
                                           March 31, 2000         March 31, 1999
--------------------------------------------------------------------------------
Class A
Shares sold                                11,645,496,175         8,107,803,549
Shares issued on reinvestment                  54,034,021            47,691,799
Shares reacquired                         (10,740,660,084)       (7,808,481,271)
--------------------------------------------------------------------------------
Net Increase                                  958,870,112           347,014,077
--------------------------------------------------------------------------------
Class Y
Shares sold                                            --                 8,477
Shares issued on reinvestment                          62                 3,260
Shares reacquired                                      --            (3,422,447)
--------------------------------------------------------------------------------
Net Increase (Decrease)                                62            (3,410,710)
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       19

--------------------------------------------------------------------------------
 Financial Highlights
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year ended March 31, except where noted:

Class A Shares                             2000           1999          1998           1997            1996
-----------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year      $  1.00        $  1.00       $  1.00        $  1.00         $  1.00
-----------------------------------------------------------------------------------------------------------
Net investment income (1)                 0.025          0.026         0.029          0.028           0.032
Dividends from
  net investment income                  (0.025)        (0.026)       (0.029)        (0.028)         (0.032)
-----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year            $  1.00        $  1.00       $  1.00        $  1.00         $  1.00
-----------------------------------------------------------------------------------------------------------
Total Return                               2.49%          2.61%         2.98%          2.79%           3.22%
-----------------------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)      $ 3,095        $ 2,136       $ 1,789        $ 1,400         $ 1,346
-----------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses (1)(2)                           0.66%          0.64%         0.63%          0.67%           0.64%
 Net investment income                     2.46           2.55          2.92           2.75            3.15
-----------------------------------------------------------------------------------------------------------
Class Y Shares                             2000           1999          1998           1997(3)
-----------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year      $  1.00       $   1.00       $  1.00        $  1.00
-----------------------------------------------------------------------------------------------------------
Net investment income                     0.025          0.026         0.031          0.020
Dividends from
  net investment income                  (0.025)        (0.026)       (0.031)        (0.020)
-----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year            $  1.00       $   1.00       $  1.00        $  1.00
-----------------------------------------------------------------------------------------------------------
Total Return                               2.57%          2.60%         3.09%          2.04%++
-----------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000's)         $     2       $      2       $ 3,413        $ 7,405
-----------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses (4)                              0.55%          0.51%         0.54%          0.56%+
 Net investment income                     2.58           2.68          3.01           2.77 +
-----------------------------------------------------------------------------------------------------------

(1) The manager waived a portion of its fees for the year ended March 31, 1996. If such fees were not waived, the effect on net investment income and expense ratios would have been as follows:

                 Per Share Decreases       Expense Ratios
              to Net Investment Income  Without Fee Waivers
              ------------------------  --------------------
                       1996                    1996
                       ----                    ----
      Class A         $0.000*                  0.65%

(2) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.80% for Class A shares.
(3) For the period July 19, 1996 (inception date) to March 31, 1997.
(4) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.70% for Class Y shares.
 *  Amount represents less than $0.01.
 ++ Total return is not annualized, as the result may not be representative of the total return for the year.
 +  Annualized.



--------------------------------------------------------------------------------
20                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
 Independent Auditors' Report
--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of the California Money Market Portfolio of Smith Barney Muni Funds:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the California Money Market Portfolio of Smith Barney Muni Funds as of March 31, 2000, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the California Money Market Portfolio of Smith Barney Muni Funds as of March 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                                    /s/ KPMG LLP

New York, New York
May 11, 2000



--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       21

--------------------------------------------------------------------------------
 Tax Information (unaudited)
--------------------------------------------------------------------------------

For Federal tax purposes the Portfolio hereby designates for the fiscal year ended March 31, 2000:


   . 100.00% of the dividends paid by the fund from net investment income as tax-exempt for regular Federal income tax purposes.



--------------------------------------------------------------------------------
22                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
 Additional Shareholder Information (unaudited)
--------------------------------------------------------------------------------

On April 19, 1999, a special meeting of shareholders of the Fund was held for the purpose of electing Trustees to the Fund.

The results were as follows:

                                Shares             Percentage         Shares        Percentage
                                 Voted              of Shares         Voted         of Shares
Name of Trustee                   For                 Voted          Against          Voted
----------------------------------------------------------------------------------------------
Lee Abraham                1,350,265,160.850         97.943%     28,359,584.139       2.057%
Allan J. Bloostein         1,351,356,664.226         98.022      27,268,080.763       1.978
Jane F. Dasher             1,352,390,291.715         98.097      26,234,453.274       1.903
Donald R. Foley            1,350,867,506.020         97.987      27,757,238.969       2.013
Richard E. Hanson, Jr.     1,351,302,644.963         98.018      27,322,100.026       1.982
Paul Hardin                1,352,452,572.699         98.102      26,172,172.290       1.898
Heath B. McLendon          1,352,481,043.116         98.104      26,143,101.873       1,896
Roderick C. Rasmussen      1,351,438,708.918         98.028      27,185,946.171       1.972
John P. Toolan             1,352,497,455.395         98.105      26,127,289.594       1.895
----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Smith Barney Muni Funds

                     [This page intentionally left blank]

[back cover]

[Salomon Smith Barney Logo]

Trustees
Lee Abraham
Allan J. Bloostein
Jane F. Dasher
Donald R. Foley
Richard E. Hanson, Jr.
Paul Hardin
Heath B. McLendon, Chairman
Roderick C. Rasmussen
John P. Toolan

Joseph H. Fleiss, Emeritus

Officers
Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Joseph Benevento
Vice President

Joseph P. Deane
Vice President

Irving P. David
Controller

Christina T. Sydor
Secretary

Investment Manager
SSB Citi Fund Management LLC

Distributor
CFBDS, Inc.

Custodian
PFPC Trust Company

Transfer Agent
Citi Fiduciary Trust Company
388 Greenwich Street, 22nd Floor
New York, New York 10013

Sub-Transfer Agent
PFPC Global Fund Services
P.O. Box 9699
Providence, Rhode Island 02940-9699

This report is submitted for the general information of the shareholders of Smith Barney Muni Funds - California Money Market Portfolio, but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Portfolio. If used as sales material after June 30, 2000, this report must be accompanied by performance information for the most recently completed calendar quarter.

Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

Smith Barney Muni Funds
388 Greenwich Street, MF-2
New York, New York 10013

SBMF

                            SMITH BARNEY MUNI FUNDS
                               FLORIDA PORTFOLIO

                                                       SPECIAL DISCIPLINE SERIES
                                                                   ANNUAL REPORT
                                                                  MARCH 31, 2000


                                  [SBMF LOGO]
                                 Smith Barney
                                 Mutual Funds

            NOT FDIC INSURED . NOT BANK GUARANTEED . MAY LOSE VALUE

SMITH BARNEY MUNI FUNDS

PHOTOS OF:      HEATH B.            PETER M.
                MCLENDON            COFFEY
                Chairman            Vice President


DEAR SHAREHOLDER:
We are pleased to provide the annual report for the Smith Barney Muni Funds-- Florida Portfolio ("Portfolio") for the year ended March 31, 2000. For your convenience, we have summarized the period's prevailing economic and market conditions below and outlined the various investment strategies employed by the Portfolio during the period under review. A detailed summary of performance and current holdings for the Portfolio can be found in the appropriate sections that follow. We hope that you find this report useful and informative.

PERFORMANCE AND INVESTMENT STRATEGY
For the year ended March 31, 2000, the Portfolio's Class A shares returned a negative 2.25%, without sales charges. In comparison, the Florida Municipal Debt Fund peer group average total return was a negative 2.37% for the same time period, according to Lipper, Inc. (Lipper, Inc. is a major fund-tracking organization.) For additional performance information on the Portfolio's other share classes, please refer to pages six through eight.

With the bond markets likely to remain volatile, we continue to favor an "ease into the market" approach. We tend to prefer longer and intermediate maturities where we think the benefits of the steep positive slope of the municipal yield curve can be obtained. (The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.)

Average credit quality is relatively high in the Portfolio. Although quality spreads have widened due to earnings pressure, especially in hospitals and healthcare related sectors, the difference in yield during the period between the highest-quality issues and medium grade issues was, in our view, relatively modest. We think our proprietary research enables us to invest in select medium-term credits for which perceived market risk may be more than our analysis indicates. Moreover, while no guarantees can be given, we think our strategy may have the potential to increase the Portfolio's income.

During the past year, we took advantage of rising interest rates to generate additional yield in the Portfolio. We also wanted to incorporate additional call


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                        1
protection into the Portfolio by selling off some of our higher coupon bonds with shorter calls, and replacing them with bonds that have a similar high coupon structure, but are not subject to early call. (Callable bonds are redeemable by the issuer before the scheduled maturity under specific conditions and at a stated price, which usually begins at a premium to par and declines annually. Bonds are usually "called" when interest rates fall so significantly that the issuer can save money by floating new bonds at lower rates.)

While no guarantees can be given, one of our objectives in the Portfolio is to create a built-in income stream for the long-term. To this end, we have generally focused on securities with high credit quality and good call protection, as we believe they offer good long-term value. Moreover, we have a fairly long weighted average life in the Portfolio because we believe that the risk of higher inflation at the present time may be negligible.

As of the close of the reporting period, 97.3% of the Portfolio's bond holdings were rated investment grade or better (BBB/Baa and higher). The Portfolio's largest holdings were concentrated among the following: hospital bonds (17.3%), transportation bonds (14.9%), and utility bonds (11.1%).

MARKET AND ECONOMIC OVERVIEW
The bond markets have changed dramatically over the past several years. In our view, one central theme of this change, which began following the Asian crisis in 1997, is that the capital markets can no longer rely on the U.S. Treasury markets to provide a near-perfect "benchmark" of trends in interest rates. Before the Asian crisis, the capital markets relied on the U.S. Treasury market as a measure to determine what bonds "should" yield.

Under these changing conditions, it may be more difficult for the Federal Reserve Board ("Fed") to moderate the growth of the economy, since long-term interest rates may not rise as the Fed puts upward pressure on short-term rates. The shape of the U.S. Treasury yield curve just six months ago was fairly normal. (A normal yield curve depicts a relationship whereby bonds with longer maturities have higher yields than bonds with shorter maturities.) Usually, longer-term bonds are more volatile than shorter term bonds because more risk is associated with those bonds with longer maturities. Now, yields on longer-term bonds are depressed by a potential reduced supply as well as by expectations that the Fed may ultimately be successful in slowing the economy and diffusing inflationary pressures. The result: A negatively sloped yield curve for U.S. Treasuries. Instead of the usual upward-sloping curve, with yields rising steadily along with the maturity of Treasury bonds, the highest yields were for shorter-term bonds.

The U.S. economy continues to generate remarkable non-inflationary growth. The Fed has increased short-term interest rates five times in the last nine months by a total of 125 basis points (or 1.25%).1 The Fed remains committed to keeping pressure on borrowing costs until the U.S. economy slows to a level that keeps inflation from

--------------------------------------------------------------------------------
2                                             2000 Annual Report to Shareholders
accelerating. The question: How much tightening is necessary to slow the economy to levels deemed desirable by the Fed? We think that increases amounting to another 50 to 75 basis points may be sufficient to slow economic growth.

Over the past year, the municipal bond market performed quite well, particularly in comparison to taxable bonds. While municipals have been unable to keep pace with the decline in yield on the U.S. Treasury sector, they are clearly less volatile than many taxable bonds which are more susceptible to credit problems and capital market liquidity issues. In our view, another factor affecting the municipal bond market continues to be extremely tight supply. In fact, new issue volume in January 2000 was less than half of that sold in January 1999.

While no guarantees can be made, we believe that short-term and intermediate-term municipal yields are likely to increase slightly for the following reasons:

 .    The expected continuing increases in the federal funds rate which would put upward pressure on all short-term yields (The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.)

 .    A likely increase in supply, which would be felt most dramatically in the supply of the short end of the yield curve

 .    The yields on municipal bonds with longer maturities are not nearly as attractive as the yields offered by short and intermediate term taxable bonds

The last factor is particularly important in terms of the Portfolio's current investment strategy. While the U.S. Treasury yield curve has an inverted shape, with the highest yields in five years, the municipal yield curve has maintained a sharp positive slope. In fact, the difference in yield between 20-year and 30-year municipal bonds is only 10 basis points as of this writing.

FLORIDA ECONOMIC HIGHLIGHTS2
Florida can be characterized by rapid growth, economic broadening and increasing diversification. The Sunshine State's economy has continued its transformation from a narrow base of agriculture and seasonal tourism into a service and trade economy with substantial insurance, banking and export participation, as well as a greater year-round tourist attraction.

This has brought pressures for more infrastructure, educational facilities and other needs in a state that is now the fourth largest in the U.S. Debt has remained moderate, but increasingly special obligation debt payable from dedicated revenues is being used to meet purposes not covered by the constitutional authority to issue

-----------
1 On May 16, 2000, after this letter was written, the Federal Reserve Board raised interest rates by 0.50%, to 6.50%.

2    Source: Fitch IBCA, Inc. is an internationally recognized rating agency.


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                        3
general obligations. Most recently, $2.5 billion bonds were authorized for school construction, with a dedicated portion of lottery proceeds providing security. Financial operations in Florida have been successful during the period with better-than-expected revenue collections. However, in our view, over-dependence on the sensitive sales tax creates vulnerability to both recession and longer-term slower growth in the tax base. A revenue limit may also become operationally constraining, but revenues pledged for debt service on state bonds are exempt from it.

We think the future of Florida remains bright, especially with the prospect of increasingly open trade and commerce with the rest of the world. In a more open trade environment, Florida should be able to take advantage of its unique geographic location and its well-established ties with many regional economies in Latin America.

MARKET OUTLOOK
We believe that the recent rise in interest rates may create buying opportunities. While no guarantees can be made, we seek to achieve a high level of tax-exempt income3, consistent with prudent investing and close attention to credit quality. Yields on short-term and long-term municipal securities have risen substantially during the last year. However, in light of recent bond market volatility, long-term municipal yields have not changed much during the past few months.

We believe that the relative stability of many municipals bonds may offer investors stability in a highly volatile bond market (as well as the higher volatility that may be associated with other capital). (Of course, no guarantees can be given.)

We also believe that Fed monetary policy action should be sufficient to slow the economy without triggering higher inflation. The good news is that the economy's "soft landing" is likely to be at a higher annual growth rate than was previously thought possible due to the possible emergence of a "New Economy" where technological advances can spur growth without inflationary pressures.

Although the bond markets remain unsettled, we maintain our positive outlook for municipal securities for the following reasons:

 .    Longer intermediate and long maturity yields remain very high relative to taxable counterparts. For example, some bonds are yielding roughly 95% to 100% of similar maturity U.S. Treasuries

 .    The municipal yield curve remains very steeply sloped, even as the U.S.
     Treasury yield curve is inverted

-----------
3 Please note that a portion of the Portfolio's income may be subject to the Alternative Minimum Tax ("AMT").

--------------------------------------------------------------------------------
4                                             2000 Annual Report to Shareholders

 .    When capital markets begin to believe that the Fed has achieved its goal of easing growth down to non-inflationary levels, bonds could rally and shortages of bonds with the best coupon structures and call provisions may eventually surface

Thank you for investing in the Smith Barney Muni Funds -- Florida Portfolio. We look forward to helping you pursue your financial goals in the new century.

Sincerely,




/S/ HEATH B. MCLENDON                       /S/ PETER M. COFFEY
HEATH B. MCLENDON                           PETER M. COFFEY
Chairman                                    Vice President

April 3, 2000



--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                        5

HISTORICAL PERFORMANCE -- CLASS A SHARES
                       Net Asset Value
                     -------------------
                     Beginning    End of       Income   Capital Gain    Total
Year Ended            of Year      Year       Dividends Distributions Returns(1)
================================================================================
3/31/00               $13.70      $12.70        $0.68       $0.00        (2.25)%
--------------------------------------------------------------------------------
3/31/99                13.74       13.70         0.70        0.09         5.56
--------------------------------------------------------------------------------
3/31/98                13.16       13.74         0.73        0.13        11.15
--------------------------------------------------------------------------------
3/31/97                13.24       13.16         0.73        0.05         5.44
--------------------------------------------------------------------------------
3/31/96                12.89       13.24         0.74        0.00         8.65
--------------------------------------------------------------------------------
3/31/95                12.82       12.89         0.76        0.00         6.77
--------------------------------------------------------------------------------
3/31/94                13.21       12.82         0.77        0.00         2.75
--------------------------------------------------------------------------------
3/31/93                12.32       13.21         0.80        0.01        14.21
--------------------------------------------------------------------------------
Inception* - 3/31/92   12.00       12.32         0.70        0.00         8.70+
================================================================================
Total                                           $6.61       $0.28
================================================================================

HISTORICAL PERFORMANCE -- CLASS B SHARES
                       Net Asset Value
                     -------------------
                     Beginning    End of       Income   Capital Gain     Total
Year Ended            of Year      Year       Dividends Distributions Returns(1)
================================================================================
3/31/00               $13.69      $12.70        $0.61       $0.00        (2.70)%
--------------------------------------------------------------------------------
3/31/99                13.73       13.69         0.63        0.09         5.01
--------------------------------------------------------------------------------
3/31/98                13.14       13.73         0.65        0.13        10.59
--------------------------------------------------------------------------------
3/31/97                13.23       13.14         0.68        0.05         4.91
--------------------------------------------------------------------------------
3/31/96                12.89       13.23         0.69        0.00         8.09
--------------------------------------------------------------------------------
Inception* - 3/31/95   11.91       12.89         0.29        0.00        10.77+
================================================================================
Total                                           $3.55       $0.27
================================================================================


--------------------------------------------------------------------------------
6                                             2000 Annual Report to Shareholders

HISTORICAL PERFORMANCE -- CLASS L SHARES

                        Net Asset Value
                     -------------------
                     Beginning      End        Income   Capital Gain    Total
Year Ended            of Year     of Year     Dividends Distributions Returns(1)
================================================================================
3/31/00               $13.69      $12.70        $0.60       $0.00        (2.78)%
--------------------------------------------------------------------------------
3/31/99                13.74       13.69         0.62        0.09         4.87
--------------------------------------------------------------------------------
3/31/98                13.14       13.74         0.63        0.13        10.51
--------------------------------------------------------------------------------
3/31/97                13.22       13.14         0.67        0.05         4.94
--------------------------------------------------------------------------------
3/31/96                12.89       13.22         0.68        0.00         7.96
--------------------------------------------------------------------------------
3/31/95                12.81       12.89         0.67        0.00         6.12
--------------------------------------------------------------------------------
3/31/94                13.20       12.81         0.68        0.00         2.05
--------------------------------------------------------------------------------
Inception* - 3/31/93   12.86       13.20         0.18        0.00         4.05+
================================================================================
Total                                           $4.73       $0.27
================================================================================

IT IS THE FUND'S POLICY TO DISTRIBUTE DIVIDENDS MONTHLY AND CAPITAL GAINS, IF ANY, ANNUALLY.


AVERAGE ANNUAL TOTAL RETURN
                                                   Without Sales Charges(1)
                                                --------------------------------
                                                Class A     Class B     Class L
================================================================================
Year Ended 3/31/00                                (2.25)%    (2.70)%     (2.78)%
--------------------------------------------------------------------------------
Five Years Ended 3/31/00                           5.61       5.08        5.00
--------------------------------------------------------------------------------
Inception* through 3/31/00                         6.68       6.73        5.15
================================================================================

                                                    With Sales Charges(2)
                                                --------------------------------
                                                Class A     Class B     Class L
================================================================================
Year Ended 3/31/00                                (6.16)%    (6.88)%     (4.68)%
--------------------------------------------------------------------------------
Five Years Ended 3/31/00                           4.75       4.92        4.79
--------------------------------------------------------------------------------
Inception* through 3/31/00                         6.19       6.73        5.01
================================================================================


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                        7

  CUMULATIVE TOTAL RETURN

                                                        Without Sales Charges(1)
================================================================================
Class A (Inception* through 3/31/00)                              78.93%
--------------------------------------------------------------------------------
Class B (Inception* through 3/31/00)                              41.93
--------------------------------------------------------------------------------
Class L (Inception* through 3/31/00)                              43.85
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charge of 4.00% and 1.00%, respectively; and Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

* Inception dates for Class A, B and L shares are April 2, 1991, November 16, 1994 and January 5, 1993, respectively.

+ Total return is not annualized, as it may not be representative of the total return for the year.

--------------------------------------------------------------------------------
8                                             2000 Annual Report to Shareholders

HISTORICAL PERFORMANCE (UNAUDITED)

                 GROWTH OF $10,000 INVESTED IN CLASS A SHARES OF
                            THE FLORIDA PORTFOLIO VS.
                      LEHMAN BROTHERS MUNICIPAL BOND INDEX+

--------------------------------------------------------------------------------

                            April 1991 -- March 2000

[LINE CHART]
                Lehman Brothers Municipal
                Bond Index                         Florida Portfolio
4/2/91          10000                              9600
3/92            10999                              10410
3/93            12376                              11859
3/94            12663                              12158
3/95            14605                              12963
3/96            14746                              14084
3/97            15548                              14850
3/98            17214                              16507
3/99            18281                              17425
3/00            18266                              17032

+ Hypothetical illustration of $10,000 invested in Class A shares at inception on April 2, 1991, assuming deduction of the maximum 4.00% sales charge at the time of investment and reinvestment of dividends (after deduction of applicable sales charges through November 6, 1994, and thereafter at net asset value) and capital gains, if any, at net asset value through March 31, 2000. The Lehman Brothers Municipal Bond Index is a broad-based, total return index comprised of investment grade, fixed rate municipal bonds selected from issues larger than $50 million issued since January 1984. The index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. The performance of the Portfolio's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

     ALL FIGURES REPRESENT PAST PERFORMANCE AND ARE NOT A GUARANTEE OF FUTURE RESULTS. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                        9

SCHEDULE OF INVESTMENTS                                                              MARCH 31, 2000

   FACE
  AMOUNT    RATING(A)                  SECURITY                                               VALUE
===================================================================================================
EDUCATION -- 3.7%
$  350,000   AAA      Dade County School Board, Series C, FSA-Insured,
                       5.000% due 8/1/17                                                 $  323,313
 1,530,000   AAA      Florida State Board Regent Housing Revenue,
                       University of Florida, MBIA-Insured, 4.500% due 7/1/19             1,306,237
   710,000   AA       Hillsborough County Educational Facilities Authority
                       Revenue, (University of Tampa Project), 5.000% due 12/1/18           637,225
 2,790,000   A        Virgin Islands University Refunding & Improvement,
                       Series A, ACA-Insured, 6.250% due 12/1/29                          2,842,313
                     Volusia County Educational Facilities Authority Revenue,
                         Embry-Riddle Aeronautical University:
 2,875,000   Baa2*          Series A, 6.125% due 10/15/16                                 2,907,344
   150,000   AAA            Unrefunded Balance, CONNIE LEE-Insured,
                             6.500% due 10/15/15                                            157,500
---------------------------------------------------------------------------------------------------
                                                                                          8,173,932
---------------------------------------------------------------------------------------------------
ESCROWED TO MATURITY(B) -- 5.3%
   210,000   AAA      Altamonte Springs Health Facilities Authority Hospital
                       Revenue, Adventist Health System, 13.000% due 10/1/01                223,912
   860,000   AAA      Bradford County Health Facilities Authority Revenue,
                       (Santa Fe Health Care Facilities Project),
                       6.050% due 11/15/16                                                  903,000
   230,000   AAA      Cape Coral Health Facilities Authority Hospital Revenue,
                       (Cape Coral Medical Center Project),
                       8.125% due 11/1/08                                                   250,987
   250,000   AAA      Dunedin Health Facilities Authority Revenue, Mease
                       Hospital Inc., 7.600% due 10/1/08                                    276,875
 3,000,000   AAA      Escambia County HFA, Multi-Family Housing Revenue,
                       Genesis Healthcare, Principal Custodial Receipts,
                       Series A, FGIC-Insured, zero coupon due 10/15/18                     975,000
 2,015,000   AAA      Gainesville Utility System Revenue, 8.125% due 10/1/14              2,420,519
   495,000   AAA      Lee County Justice Center Complex Inc., Improvement
                       Revenue, Series A, MBIA-Insured,
                       11.125% due 1/1/11                                                   663,919
   215,000   AAA      Lee County Southwest Regional Airport Revenue, MBIA-
                       Insured, 8.625% due 10/1/09                                          251,281
   495,000   AAA      Orange County Health Facility Authority Revenue,
                       Southern Adventist Hospital, 8.750% due 10/1/09                      576,675
   990,000   AAA      Palm Beach County Health Facilities Authority Revenue,
                       (John F. Kennedy Memorial Hospital Inc. Project),
                       Series C, 9.500% due 8/1/13                                        1,249,875
 1,185,000   AAA      Palm Beach County Solid Waste Authority Revenue, MBIA-
                       Insured, 10.000% due 12/1/04                                       1,331,644
 2,230,000   AAA      Port Everglades Authority Port Improvement,
                       7.125% due 11/1/16                                                 2,609,100
---------------------------------------------------------------------------------------------------
                                                                                         11,732,787
---------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.



--------------------------------------------------------------------------------
10                                            2000 Annual Report to Shareholders

SCHEDULE OF INVESTMENTS (CONTINUED)                                                  MARCH 31, 2000

   FACE
  AMOUNT    RATING(A)                  SECURITY                                               VALUE
===================================================================================================
FINANCE -- 1.9%
$  485,000   AA+     Florida State Board of Education Capital Outlay,
                       Unrefunded Balance, Series A, 7.250% due 6/1/23                   $  497,004
                     Virgin Island Public Finance Authority Revenue:
 2,000,000   A          Series A, ACA-Insured, 5.500% due 10/1/18                         1,835,000
                       Series E:
 1,000,000   NR           5.750% due 10/1/13                                                925,000
 1,000,000   NR           6.000% due 10/1/22                                                917,500
---------------------------------------------------------------------------------------------------
                                                                                          4,174,504
---------------------------------------------------------------------------------------------------
GENERAL OBLIGATION -- 1.9%
   500,000   NR      Brevard County Tourist Development Tax Revenue,
                       4th Century Marlins Spring, 6.875% due 3/1/13                        511,875
 1,000,000   AA+     Florida State Broward County, 10.000% due 7/1/14                     1,408,750
 2,250,000   AAA     Puerto Rico Commonwealth, Public Improvement,
                       MBIA-Insured, 5.750% due 7/1/26                                    2,261,250
---------------------------------------------------------------------------------------------------
                                                                                          4,181,875
---------------------------------------------------------------------------------------------------
HOSPITAL -- 17.3%
                     Escambia County Health Facilities Authority Revenue:
 2,500,000   BBB-++     Azalea Trace Inc. Project, 6.100% due 1/1/19                      2,262,500
   310,000   BBB+       Unrefunded Balance, Baptist Hospital,
                         6.750% due 10/1/14                                                 312,325
 1,000,000   A       Halifax Hospital Medical Center, Florida Health Care
                       Facilities Revenue, Halifax Management System,
                       Series A, ACA-Insured, 5.200% due 4/1/18                             901,250
 2,000,000   A-      Highlands County Health Facilities Authority Revenue,
                       Adventist Health System, 5.250% due 11/15/20                       1,615,000
                     Jacksonville Health Facilities Authority, Hospital Revenue:
 2,000,000   AAA        Charity Obligation Group, Series C, MBIA-Insured,
                         5.375% due 8/15/29                                               1,867,500
                     National Benevolent Association, IDR, Cypress Hill
                         Village Program:
 1,000,000   Baa2*          Series A, 6.250% due 12/1/26                                    908,750
   750,000   Baa2*          6.400% due 12/1/16                                              728,438
 2,000,000   AA+        St. Luke's Hospital Association Project,
                         7.125% due 11/15/20                                              2,100,000
   205,000   AAA        St. Vincent's Medical Center, 9.125% due 1/1/03                     217,812
   310,000   AAA        University Medical Center Inc. Project, CONNIE
                         LEE-Insured, 6.600% due 2/1/21                                     321,237
                     Lee County Hospital Board of Directors, Hospital Revenue,
                       MBIA-Insured, Regular Linked SAVRS & RIBS:
 1,000,000   AAA          8.269% due 3/26/20(c)                                           1,050,000
 1,000,000   AAA          9.671% due 4/1/20(c)                                            1,080,390
                     Miami Beach Health Facilities Authority Hospital Revenue:
 1,100,000   BBB        Mt. Sinai Medical Center Project,
                         5.375% due 11/15/28                                                845,625

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       11

SCHEDULE OF INVESTMENTS (CONTINUED)                                                  MARCH 31, 2000

   FACE
  AMOUNT    RATING(A)                  SECURITY                                               VALUE
===================================================================================================

HOSPITAL -- 17.3% (CONTINUED)
$1,000,000   A       South Shore Hospital, Series A, ACA-Insured,
                         5.250% due 8/1/13                                               $  977,500
                     Orange County Health Facilities Authority,
                       Hospital Revenue Bonds:
                         Adventist Health Systems, FSA-Insured:
 1,000,000   AAA            Sunbelt Inc. Project, Series B, 6.750% due 11/15/21           1,036,250
 1,500,000   AAA            6.050% due 11/15/07                                           1,545,000
 1,100,000   AA           Mayflower Retirement Center Project, Asset
                           Guaranteed, 5.250% due 6/1/19                                  1,002,375
 1,000,000   AAA          MBIA-Insured, 8.746% due 10/29/21(c)                            1,095,000
 1,650,000   A2*          Orlando Regional Healthcare System, Series E,
                           6.000% due 10/1/26                                             1,524,188
   460,000   BB+     Pinellas County Health Facilities Authority, Sun Coast
                       Health System Revenue, Sun Coast Hospital
                       Guaranteed, Series A, 8.500% due 3/1/20                              471,500
                     Sarasota County Public Hospital Board Revenue,
                       Sarasota Memorial Hospital, Series B, MBIA-Insured:
 6,745,000   AAA          5.250% due 7/1/24                                               6,230,694
 3,485,000   AAA          5.500% due 7/1/28                                               3,358,669
 2,000,000   A2*     South Lake County Hospital District Revenue,
                       South Lake Hospital Inc., Orlando Regional Healthcare,
                       6.000% due 10/1/22                                                 1,900,000
 1,740,000   A       Suwannee County Health Care Facilities Revenue,
                       Advent Christian Village Inc., ACA-Insured,
                       5.250% due 4/1/19                                                  1,544,250
 4,000,000   AAA     Tampa Revenue Health Systems, Catholic Health, Series A-1,
                       4.875% due 11/15/18                                                3,575,000
---------------------------------------------------------------------------------------------------
                                                                                         38,471,253
---------------------------------------------------------------------------------------------------
HOUSING: MULTI-FAMILY -- 9.6%
   370,000   AAA     Clearwater Multi-Family Housing Revenue, (Drew Gardens
                       Project), Series A, FHA-Insured, 6.500% due 10/1/25                  376,937
                     Dade County HFA, Multi-Family Mortgage Revenue:
 1,085,000   AAA        Antigue Club Apartments, Series A-1, AMBAC-Insured,
                         6.750% due 8/1/14(d)                                             1,132,469
 1,000,000   NR         Golden Lakes Apartments Project,
                         6.050% due 11/1/39(d)                                              973,750
 1,500,000   AAA        Mariner Club Apartments, Series K-1,
                         6.375% due 9/1/36(d)                                             1,543,125
 2,900,000   A          Sr. Lien, Series I-1, 6.625% due 7/1/28(d)                        3,005,125
 1,000,000   BBB+       The Vineyards Project, Series H, 6.500% due 11/1/25               1,018,750
 2,355,000   AAA     Dade County IDR, Susanna Wesley Health Center,
                       Series A, FHA-Insured, 6.625% due 7/1/30                           2,440,369
 1,950,000   AAA     Florida HFA, (Glen Oaks Apartment Projects),
                       FNMA-Collateralized, 5.900% due 2/1/30(d)                          1,920,750

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
12                                            2000 Annual Report to Shareholders

SCHEDULE OF INVESTMENTS (CONTINUED)                               MARCH 31, 2000


   FACE
  AMOUNT    RATING(A)                  SECURITY                                               VALUE
===================================================================================================
HOUSING: MULTI-FAMILY -- 9.6% (CONTINUED)
$1,500,000   AAA     Lee County HFA, Multi-Family Revenue, (Brittany
                       Phase II Project), Series A, FNMA-Collateralized,
                       6.100% due 12/1/32(d)                                            $ 1,501,875
 1,000,000   AAA     Oceanside Housing Development Corp., Multi-Family
                       Mortgage Revenue, FHA-Insured, 6.875% due 2/1/20                   1,021,250
                     Orange County HFA, Multi-Family Revenue:
                       Loma Vista Project, Series G:
 1,000,000   A3*          5.450% due 9/1/24(d)                                              903,750
 1,000,000   A3*          5.500% due 3/1/32(d)                                              912,500
 2,065,000   Aaa*       Series A, MBIA-Insured, 6.200% due 7/1/20                         2,114,044
 1,300,000   A       Pasco County HFA, Multi-Family Revenue, (Pasco Woods
                       Apartments Project), Series A, 5.700% due 8/1/19(d)                1,264,250
 1,095,000   AAA     Southwest Housing Development Corp., Multi-Family
                       Housing Mortgage Revenue Refunding, FHA-Insured,
                       6.875% due 2/1/20                                                  1,114,163
---------------------------------------------------------------------------------------------------
                                                                                         21,243,107
---------------------------------------------------------------------------------------------------
HOUSING: SINGLE-FAMILY -- 5.6%
                     Brevard County HFA, Single-Family Mortgage Revenue:
   380,000   Aaa*       GNMA-Collateralized, 6.600% due 9/1/16(d)                           390,925
   900,000   Aaa*       GNMA/FNMA-Collateralized, 6.400% due 9/1/23(d)                      915,750
                     Broward County HFA, Single-Family Mortgage Revenue:
   220,000   Aa2*       Capital Appreciation, zero coupon due 4/1/14                         53,350
   610,000   Aaa*       GNMA/FNMA-Collateralized, 6.650% due 8/1/21(d)                      629,825
                     Dade County HFA, Single-Family Mortgage Revenue,
                       GNMA/FNMA-Collateralized:
   285,000   Aaa*         Series B, 7.250% due 9/1/23(d)                                    293,068
    30,000   Aaa*         Series E, 7.000% due 3/1/24                                        30,787
 1,500,000   AAA          6.700% due 4/1/28(d)                                            1,561,875
                     Duval County HFA, Single-Family Mortgage Revenue,
                       GNMA-Collateralized:
    70,000   AAA          8.000% due 6/1/00(d)                                               70,198
   555,000   Aaa*         6.700% due 10/1/26(d)                                             571,650
   125,000   Aaa*    Escambia County HFA, Single-Family Mortgage Revenue,
                       Series A, GNMA-Collateralized, 7.800% due 4/1/22(d)                  128,750
                     Florida HFA:
    75,000   Aaa*       Home Ownership Revenue, Series G-1, GNMA-Collateralized,
                         7.800% due 9/1/10(d)                                                76,903
   420,000    AA         Homeowner Mortgage, Series 2, 6.350% due 7/1/28(d)                 424,200
 1,010,000   AAA        Single-Family Mortgage, Series B, GNMA/FNMA-
                         Collateralized, 6.650% due 7/1/26(d)                             1,036,512
 2,400,000   A          Sunset Place, Series K-1, 6.000% due 10/1/19                      2,373,000
   295,000   Aa1*    Hillsborough County HFA, Single-Family Mortgage
                        Revenue, Series A, GNMA-Collateralized,
                      7.700% due 4/1/23(d)                                                  303,788

                       SEE NOTES TO FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       13

SCHEDULE OF INVESTMENTS (CONTINUED)                               MARCH 31, 2000

   FACE
  AMOUNT    RATING(A)                  SECURITY                                               VALUE
===================================================================================================
HOUSING: SINGLE-FAMILY -- 5.6% (CONTINUED)
$  600,000   AAA     Leon County HFA, Single-Family Mortgage Revenue,
                       Multi-County Program, Series B, GNMA/FHLMC-
                       Collateralized, 7.300% due 1/1/28(d)                              $  640,500
   755,000   AAA     Orange County HFA, Single-Family Mortgage Revenue,
                       GNMA/FNMA Mortgage Backed Securities Program,
                       6.750% due 10/1/18(d)                                                785,200
   330,000   Aa1*    Palm Beach HFA, Single-Family Mortgage Power
                       Revenue, Series A, GNMA-Collateralized,
                       7.875% due 4/1/23(d)                                                 330,413
 1,310,000   Aaa*    Pinnellas County HFA, Single-Family Mortgage Revenue,
                       GNMA/FNMA-Collateralized, 6.550% due 8/1/27(d)                     1,334,563
   380,000   AAA     Virgin Islands HFA, Single-Family Mortgage Revenue,
                       Series A, GNMA-Collateralized, 6.500% due 3/1/25(d)                  389,025
---------------------------------------------------------------------------------------------------
                                                                                         12,340,282
---------------------------------------------------------------------------------------------------
INDUSTRIAL DEVELOPMENT -- 3.3%
 1,775,000   NR      Homestead IDR, Community Rehabilitation Providers
                       Program, Series A, 7.950% due 11/1/18                              1,843,781
 1,000,000   BBB-    Lee County IDA, Health Care Facilities Revenue,
                       (Shell Point Village Project), Series A,
                       5.500% due 11/15/21                                                  786,250
 1,500,000   BBB-    Martin County IDA, Indiantown, (Cogeneration Project),
                       7.875% due 12/15/25(d)                                             1,515,000
   500,000   NR      Northern Palm Beach County Water Control District,
                       Unit Development No. 31, Program 1,
                       6.750% due 11/1/07                                                   514,375
                     Osceola County IDA, Revenue, Community Provider
                       Pooled Loan Program, Series A, FSA-Insured:
   215,000   AAA          7.500% due 7/1/02                                                 220,889
   799,000   AAA          7.750% due 7/1/10                                                 820,996
                     Tampa Sports Authority Revenue, (Tampa Bay Arena
                       Project), MBIA-Insured:
   500,000   AAA          6.050% due 10/1/20                                                529,375
 1,000,000   AAA          6.100% due 10/1/26                                              1,060,000
---------------------------------------------------------------------------------------------------
                                                                                          7,290,666
---------------------------------------------------------------------------------------------------
MISCELLANEOUS -- 7.9%
                     Boca Raton Community Redevelopment Agency Tax Increment
                       Revenue, Capital Appreciation, (Mizner Park Project),
                       FSA-Insured:
 2,100,000   AAA          Zero coupon due 12/1/18                                           714,000
 1,200,000   AAA          Zero coupon due 3/1/27                                            454,500
 1,000,000   AAA     Dade County Aviation Facilities Revenue, Series B,
                       MBIA-Insured, 6.600% due 10/1/22(d)                                1,032,500

                       SEE NOTES TO FINANCIAL STATEMENTS.



--------------------------------------------------------------------------------
14                                            2000 Annual Report to Shareholders

SCHEDULE OF INVESTMENTS (CONTINUED)                               MARCH 31, 2000

   FACE
  AMOUNT    RATING(A)                  SECURITY                                               VALUE
===================================================================================================
MISCELLANEOUS -- 7.9% (CONTINUED)
$3,500,000   NR      Dade County IDR, (Miami Cerebral Palsy Services
                       Project), 8.000% due 6/1/22                                      $ 3,535,000
   750,000   AAA     Florida State Department of Corrections, COP,
                       Okeechobee Correctional, AMBAC-Insured,
                       6.250% due 3/1/15                                                    785,625
 2,700,000   AAA     Gulf Breeze Capital Funding, Series B, MBIA-Insured,
                       4.500% due 10/1/27                                                 2,197,125
   500,000   BBB-    Hillsborough County Aviation Authority, Special Purpose,
                       (Delta Airlines Project), 6.800% due 1/1/24                          506,250
                     Miami-Dade County Special Obligation, Series B,
                       MBIA-Insured:
 9,025,000   AAA        Zero coupon due 10/1/31                                           1,308,625
10,410,000   AAA        Zero coupon due 10/1/32                                           1,418,363
 1,200,000   AAA     North Springs Improvement District, MBIA-Insured,
                       7.000% due 10/1/09                                                 1,377,000
 1,000,000   NR      Orlando Special Assessment Revenue, (Conroy
                       Interchange Project), Series A, 5.500% due 5/1/10                    951,250
 2,500,000   AAA     Port Palm Beach District Revenue, Series A,
                       Capital Appreciation, MBIA-Insured,
                       zero coupon due 9/1/21                                               687,500
 1,200,000   BBB     Puerto Rico Housing Bank & Finance Agency,
                       7.500% due 12/1/06                                                 1,323,000
   500,000   NR      Tampa Revenue, (Florida Aquarium Inc. Project),
                       7.750% due 5/1/27                                                    538,750
   815,000   AAA     Village Center Community Development District No. 2,
                       Florida Special Assessment Revenue,
                       MBIA-Insured, 5.200% due 5/1/19                                      766,100
---------------------------------------------------------------------------------------------------
                                                                                         17,595,588
---------------------------------------------------------------------------------------------------
NURSING HOME -- 1.8%
 1,000,000   Aa3*    Broward County Health Facilities Authority Revenue
                       Refunding, Broward County Nursing Home, LOC 91,
                       Allied Irish Banks Ltd., 7.500% due 8/15/20                        1,047,500
 3,500,000   A-      Palm Beach County Health Facilities Authority Revenue,
                       Retirement Community, 5.625% due 11/15/20                          3,027,500
---------------------------------------------------------------------------------------------------
                                                                                          4,075,000
---------------------------------------------------------------------------------------------------
POLLUTION CONTROL -- 6.5%
 2,060,000   A+      Broward County Resource Recovery Revenue,
                       Broward Waste Energy, 7.950% due 12/1/08                           2,125,899
 2,000,000   A+      Citrus County PCR, Florida Power Corp., (Crystal River
                       Project), Series A, 6.625% due 1/1/27                              2,040,000

                       SEE NOTES TO FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       15

SCHEDULE OF INVESTMENTS (CONTINUED)                               MARCH 31, 2000

   FACE
  AMOUNT    RATING(A)                  SECURITY                                               VALUE
===================================================================================================
POLLUTION CONTROL -- 6.5% (CONTINUED)
                     Escambia County PCR (Champion International
                       Corp. Project):
$  500,000   Baa1*        6.950% due 11/1/07                                              $ 523,125
 3,500,000   Baa1*        6.900% due 8/1/22(d)                                            3,565,625
   705,000   AAA     Lee County Solid Waste Revenue, MBIA-Insured,
                       7.000% due 10/1/11(d)                                                741,131
   500,000   VMIG1*  Martin County PCR, (Florida Power & Light Co. Project),
                       3.900% due 9/1/24(e)                                                 500,000
 1,000,000   A+      Pinellas County PCR, Florida Power Corp., (Anclot &
                       Bartlow Plants Project), 7.200% due 12/1/14                        1,043,750
 1,000,000   BBB     Puerto Rico Industrial, Medical & Environmental
                       Control Facilities, (Ana G. Mendez University System
                       Project), 5.375% due 2/1/29                                          887,500
 1,390,000   Baa2*   Putnam County Development Authority, PCR, Georgia
                       Pacific Corp. 1984, 7.000% due 12/1/05                             1,459,500
 1,500,000   AA-     St. Lucie County Solid Waste Disposal Revenue,
                       (Florida Power & Light Co. Project),
                       7.150% due 2/1/23(d)                                               1,554,195
---------------------------------------------------------------------------------------------------
                                                                                         14,440,725
---------------------------------------------------------------------------------------------------
PRE-REFUNDED(F) -- 2.6%
                     Alachua County Health Facilities Authority Revenue, (Santa
                       Fe Healthcare Facilities Project), (Call 11/15/00 @ 102):
    95,000   AAA          6.875% due 11/15/02                                                97,884
 1,000,000   AAA          7.600% due 11/15/13                                             1,040,360
 1,500,000   Aaa*    Bay County Hospital Revenue, (Bay Medical Center Project),
                       (Call 10/1/04 @ 102), 8.000% due 10/1/12                           1,674,375
 1,375,000   AAA     Escambia County Health Facilities Authority, Baptist
                       Hospital, (Call 10/1/03 @ 102), 6.750% due 10/1/14                 1,485,000
 1,000,000   AAA     South Broward, Hospital District Revenue Bonds, Series
                       1991C, RIBS, AMBAC-Insured, (Call 5/1/01 @104),
                       9.247% due 5/13/21(c)                                              1,086,820
   350,000   AAA     Volusia County Educational Facility Authority Revenue,
                       Embry-Riddle Aeronautical University,
                       CONNIE LEE-Insured, (Call 10/15/02 @102),
                       6.500% due 10/15/15                                                  371,438
---------------------------------------------------------------------------------------------------
                                                                                          5,755,877
---------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
16                                            2000 Annual Report to Shareholders

  SCHEDULE OF INVESTMENTS (CONTINUED)                             MARCH 31, 2000

   FACE
  AMOUNT    RATING(A)                  SECURITY                                               VALUE
===================================================================================================
PUBLIC FACILITIES -- 1.0%
$1,000,000  BBB      Miami Beach Redevelopment Agency Tax Increment
                       Revenue, City Center-Historic Convention, Series B,
                       6.350% due 12/1/22                                               $ 1,008,750
 1,185,000   A        Puerto Rico Public Buildings Authority Revenue,
                       Series L, 5.500% due 7/1/21                                        1,145,006
---------------------------------------------------------------------------------------------------
                                                                                          2,153,756
---------------------------------------------------------------------------------------------------
TRANSPORTATION -- 14.9%
 5,000,000   AAA     Broward County Airport System Revenue, Passenger
                       Facility, AMBAC-Insured, 4.750% due 10/1/23                        4,293,750
 2,755,000   AAA     Florida Ports Financing Community Revenue,
                       FGIC-Insured, 5.500% due 10/1/29(d)                                2,603,475
 2,895,000   AAA     Florida State Mid-Bay Bridge Authority Revenue,
                       Series A, AMBAC-Insured, zero coupon due 10/1/19                     901,069
 2,000,000   AAA     Florida State Turnpike Authority Revenue, Department
                       of Transportation, Series A, FGIC-Insured,
                       4.500% due 7/1/27                                                  1,635,000
                     Guam Airport Authority Revenue:
   750,000   BBB        Series A, 6.500% due 10/1/23                                        786,562
 1,000,000   BBB        Series B, 6.600% due 10/1/10(d)                                   1,055,000
 1,500,000   AA       Ocean Highway and Port Authority, Nassau County,
                       Adjustable Demand Revenue Bonds, Series 1990, LOC ABN
                       AMRO Bank NV, 6.250% mandatory tender
                       12/1/02(d)                                                         1,556,250
                     Puerto Rico Commonwealth Highway & Transportation
                       Authority Revenue, MBIA-Insured:
 9,000,000   AAA          Series A, 4.750% due 7/1/38                                     7,548,750
                         Series Y:
 2,000,000   AAA            5.000% due 7/1/36                                             1,780,000
 1,000,000   AAA            5.500% due 7/1/36                                               972,500
                     Sanford Airport Authority IDR, (Central Florida
                       Terminals Inc. Project):
                         Series A:
 1,000,000   NR             7.500% due 5/1/15(d)                                          1,043,750
 2,000,000   NR             7.750% due 5/1/21(d)                                          2,097,500
   645,000   NR           Series C, 7.500% due 5/1/21(d)                                    666,769
                     Santa Rosa Bay Bridge Authority Revenue:
 5,000,000   BB+        Capital Appreciation, zero coupon due 7/1/17                      1,550,000
 3,500,000   BB+        6.250% due 7/1/28                                                 3,281,250
 1,355,000   AAA      Volusia County Airport System Revenue, Daytona
                       Beach Regional Airport, MBIA-Insured,
                       7.000% due 10/1/21(d)                                              1,391,111
---------------------------------------------------------------------------------------------------
                                                                                         33,162,736
---------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       17

SCHEDULE OF INVESTMENTS (CONTINUED)                               MARCH 31, 2000

   FACE
  AMOUNT    RATING(A)                  SECURITY                                            VALUE
===================================================================================================
UTILITIES -- 11.1%
$3,905,000   Aaa*    Escambia County Utilities Authority Sanitation System
                       Revenue Refunding & Improvement, FSA-Insured,
                       4.500% due 1/1/22                                               $  3,250,912
 3,000,000   AAA     Escambia County Utility System Authority Revenue
                       Bonds, Series B, FGIC-Insured, 6.250% due 1/1/15                   3,277,500
 4,350,000   Aaa*    Florida State Golden Gate Governmental Utility System
                       Revenue, AMBAC-Insured, 5.000% due 7/1/29                          3,849,750
                     Guam Power Authority Revenue, Series A:
 2,475,000   AAA        MBIA-Insured, 5.250% due 10/1/34                                  2,264,625
 1,350,000   AAA        6.750% due 10/1/24                                                1,485,000
   930,000   A3*     Hillsborough County Utilities Revenue Refunding &
                       Improvement, 7.000% due 8/1/14                                       966,037
 5,300,000   AAA     Lakeland Electric & Water Revenue Refunding,
                       Series B, FSA-Insured, 6.050% due 10/1/14                          4,690,500
 1,000,000   Aaa*    St. Petersburg Public Utilities Revenue, Series A,
                       FSA-Insured, 5.000% due 10/1/28                                      886,250
 3,000,000   AAA     Sunrise Utility System Revenue Refunding,
                       AMBAC-Insured, 5.200% due 10/1/22                                  2,771,250
 1,220,000   Aaa*    Village Center Community Development,
                       Utility District Revenue Refunding Bonds, Series A,
                       MBIA-Insured, 5.000% due 10/1/23                                   1,090,375
---------------------------------------------------------------------------------------------------
                                                                                         24,532,199
---------------------------------------------------------------------------------------------------
WATER AND SEWER -- 5.6%
 1,610,000   Aaa*    Bay County Water System Revenue,
                       AMBAC-Insured, 5.625% due 9/1/19                                   1,610,000
 3,000,000   AAA     Lee County Water & Sewer Revenue, Series A,
                       AMBAC-Insured, 4.750% due 10/1/23                                  2,576,250
 5,000,000   AAA     Miami-Dade County Water & Sewer Revenue,
                       Series A, 5.000% due 10/1/29                                       4,418,750
   640,000   AAA     Miramar Wastewater Improvement Authority,
                       FGIC-Insured, 6.750% due 10/1/16                                     695,200
 3,400,000   AAA     St. Lucie West Services District Special Assessment Revenue,
                       Water Management Benefit, MBIA-Insured, Series A,
                       5.250% due 5/1/25                                                  3,170,500
---------------------------------------------------------------------------------------------------
                                                                                         12,470,700
---------------------------------------------------------------------------------------------------
                     TOTAL INVESTMENTS -- 100%
                     (Cost-- $221,179,351**)                                           $221,794,987
===================================================================================================

(a) All ratings are by Standard & Poor's Ratings Service, except that those which are identified by an asterisk (*) are rated by Moody's Investors Service, Inc. and those identified by a double dagger (++) are rated by Fitch IBCA, Inc.

(b) Bonds are escrowed to maturity by U.S. government securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
18                                            2000 Annual Report to Shareholders

SCHEDULE OF INVESTMENTS (CONTINUED)                               MARCH 31, 2000

(c) Residual interest bonds-- coupon varies inversely with level of short-term tax-exempt interest rates.

(d) Income from these issues is considered a preference item for purposes of calculating the alternative minimum tax.

(e) Variable rate obligation payable at par on demand at any time on no more than seven days notice.

(f) Bonds are escrowed by U.S. government securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

**   Aggregate cost for Federal income tax purposes is substantially the same.


     See pages 20 and 21 for definition of ratings and certain security descriptions.

                       SEE NOTES TO FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       19

BOND RATINGS (UNAUDITED)

The definitions of the applicable rating symbols are set forth below:


Standard & Poor's Ratings Service ("Standard & Poor's) -- Ratings from "AA" to "BB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.


AAA -- Bonds rated "AAA" have the highest rating assigned by Standard & Poor's.
       Capacity to pay interest and repay principal is extremely strong.

AA -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A   -- Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB -- Bonds rated "BB" have less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.


Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "Baa", where 1 is the highest and 3 the lowest-rating within its generic category.

Aaa -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa  -- Bonds rated "Aa" are judged to be of high quality by all standards.
       Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A   -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa -- Bonds rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.


--------------------------------------------------------------------------------
20                                            2000 Annual Report to Shareholders

Fitch IBCA, Inc. ("Fitch") -- Ratings may be modified by the addition of a plus (+) sign or minus (-) sign to show relative standings within the major ratings categories.


AA -- Bonds rated "AA" are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and/or dividends and repay principal is very strong.

BBB -- Bonds rated "BBB" are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest or dividends and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these securities and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for securities with higher ratings.

NR -- Indicates that the bond is not rated by Standard & Poor's, Moody's or Fitch.

SHORT-TERM SECURITY RATINGS (UNAUDITED)

SP-1  --   Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1   --   Standard & Poor's highest commercial paper and variable rate demand obligation (VRDO) rating indicating that the degree of safely regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a (+) sign.

VMIG 1  -- Moody's highest rating for issues having demand feature -- VRDO.
P-1     -- Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

SECURITY DESCRIPTIONS (UNAUDITED)

ACA        --  American Capital Assurance
AIG        --  American International Guaranty
AMBAC      --  AMBAC Indemnity Corporation
CGIC       --  Capital Guaranty Insurance
                Company
CONNIE LEE --  College Construction Loan
                Insurance Association
COP        --  Certificate of Participation
FGIC       --  Financial Guaranty Insurance
                Company
FHA        --  Federal Housing Administration
FHLMC      --  Federal Home Loan Mortgage
                Corporation
FNMA       --  Federal National Mortgage
                Association
FSA        --  Financial Security Assurance
GEMICO     --  General Electric Mortgage
                Insurance Company
GIC        --  Guaranteed Investment Contract

GNMA       --  Government National Mortgage
                Association
GO         --  General Obligation
HFA        --  Housing Finance Authority
IDA        --  Industrial Development Agency
IDR        --  Industrial Development Revenue
INFLOS     --  Inverse Floaters
LOC        --  Letter of Credit
MBIA       --  Municipal Bond Investors
                Assurance Corporation
PCFA       --  Pollution Control Financing
                Authority
PCR        --  Pollution Control Revenue
RIBS       --  Residual Interest Bonds
SAVRS      --  Select Auction Variable Rate
                Securities
VRDD       --  Variable Rate Demand Note
VRWE       --  Variable Rate Wednesday
                Demand


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       21

STATEMENT OF ASSETS AND LIABILITIES                              MARCH 31, 2000

ASSETS:
  Investments, at value (Cost-- $221,179,351)                      $221,794,987
  Cash                                                                   55,174
  Interest receivable                                                 4,588,208
  Receivable for Fund shares sold                                        58,820
  Receivable for securities sold                                      2,775,983
-------------------------------------------------------------------------------
  TOTAL ASSETS                                                      229,273,172
-------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased                                    5,341,841
  Dividends payable                                                     506,317
  Management fees payable                                                93,660
  Distribution fees payable                                              32,107
  Accrued expenses                                                       70,775
-------------------------------------------------------------------------------
  TOTAL LIABILITIES                                                   6,044,700
-------------------------------------------------------------------------------
TOTAL NET ASSETS                                                   $223,228,472
===============================================================================
NET ASSETS:
  Par value of shares of beneficial interest                           $ 17,576
  Capital paid in excess of par value                               226,435,058
  Undistributed net investment income                                    85,141
  Accumulated net realized loss from security transactions           (3,924,939)
  Net unrealized appreciation of investments                            615,636
-------------------------------------------------------------------------------
TOTAL NET ASSETS                                                   $223,228,472
===============================================================================
SHARES OUTSTANDING:
  Class A                                                            11,881,337
-------------------------------------------------------------------------------
  Class B                                                             4,688,627
-------------------------------------------------------------------------------
  Class L                                                             1,005,996
-------------------------------------------------------------------------------
NET ASSET VALUE:
  Class A (and redemption price)                                         $12.70
-------------------------------------------------------------------------------
  Class B *                                                              $12.70
-------------------------------------------------------------------------------
  Class L **                                                             $12.70
-------------------------------------------------------------------------------
MAXIMUM PUBLIC OFFERING PRICE PER SHARE:
  Class A (net asset value plus 4.17% of net asset value per share)      $13.23
-------------------------------------------------------------------------------
  Class L (net asset value plus 1.01% of net asset value per share)      $12.83
===============================================================================

* Redemption price is NAV of Class B shares reduced by a 4.50% CDSC if shares are redeemed within one year from initial purchase (See Note 4).

** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                       SEE NOTES TO FINANCIAL STATEMENTS.



--------------------------------------------------------------------------------
22                                            2000 Annual Report to Shareholders

STATEMENT OF OPERATIONS                        FOR THE YEAR ENDED MARCH 31, 2000

INVESTMENT INCOME:
  Interest                                                         $ 13,684,983
-------------------------------------------------------------------------------
EXPENSES:
  Management fees (Note 4)                                            1,132,816
  Distribution fees (Note 4)                                            719,482
  Shareholder and system servicing fees                                  61,920
  Registration fees                                                      45,124
  Audit and legal                                                        29,065
  Shareholder communications                                             28,865
  Pricing service fees                                                   22,549
  Custody                                                                10,830
  Trustees' fees                                                          4,213
  Other                                                                  10,983
-------------------------------------------------------------------------------
  TOTAL EXPENSES                                                      2,065,847
-------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                11,619,136
-------------------------------------------------------------------------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS (NOTE 5):
  Realized Loss From Security Transactions
  (excluding short-term securities):
    Proceeds from sales                                             125,989,172
    Cost of securities sold                                         129,647,907
-------------------------------------------------------------------------------
  NET REALIZED LOSS                                                  (3,658,735)
-------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation of Investments:
    Beginning of year                                                14,421,377
    End of year                                                         615,636
-------------------------------------------------------------------------------
  DECREASE IN NET UNREALIZED APPRECIATION                           (13,805,741)
-------------------------------------------------------------------------------
NET LOSS ON INVESTMENTS                                             (17,464,476)
-------------------------------------------------------------------------------
DECREASE IN NET ASSETS FROM OPERATIONS                             $ (5,845,340)
===============================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       23

  STATEMENTS OF CHANGES IN NET ASSETS           FOR THE YEARS ENDED MARCH 31,

                                                      2000             1999
===============================================================================
OPERATIONS:
  Net investment income                         $  11,619,136     $  10,708,737
  Net realized gain (loss)                         (3,658,735)           38,595
  Increase (decrease) in net
    unrealized appreciation                       (13,805,741)          546,213
-------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS
    FROM OPERATIONS                                (5,845,340)       11,293,545
-------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM (NOTE 3):
  Net investment income                           (11,524,617)      (10,710,549)
  In excess of net investment income                      --           (130,174)
  Net realized gains                                      --         (1,405,068)
-------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS                 (11,524,617)      (12,245,791)
-------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
  Net proceeds from sale of shares                 69,567,854        72,836,296
  Net asset value of shares issued for
    reinvestment of dividends                       5,134,686         5,361,998
  Cost of shares reacquired                       (71,815,893)      (50,419,969)
-------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM
    FUND SHARE TRANSACTIONS                         2,886,647        27,778,325
-------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                 (14,483,310)       26,826,079
NET ASSETS:
  Beginning of year                               237,711,782       210,885,703
-------------------------------------------------------------------------------
  END OF YEAR*                                  $ 223,228,472      $237,711,782
===============================================================================
* Includes undistributed (overdistributed)
    net investment income of:                   $      85,141      $     (9,378)
===============================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
24                                            2000 Annual Report to Shareholders

NOTES TO FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING POLICIES

The Florida Portfolio ("Portfolio") is a separate investment portfolio of the Smith Barney Muni Funds ("Funds"). The Fund, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund consists of this Portfolio and eight other separate investment portfolios: Georgia, Limited Term, National, New York, Pennsylvania, New York Money Market, California Money Market and Massachusetts Money Market Portfolios. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Portfolio are:
(a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the quoted bid and ask prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities for which market quotations are not available are valued in good faith at fair market value by or under the direction of the Board of Trustees;
(d) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (e) gains or losses on the sale of securities are calculated by using the specific identification method;
(f) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on an accrual basis; market discount is recognized upon the disposition of the security, (g) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) the Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal Income and excise taxes; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.



--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       25

2.  PORTFOLIO CONCENTRATION

Since the Portfolio invests primarily in obligations of issuers within Florida, it is subject to possible concentration risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting Florida.

3.  EXEMPT-INTEREST DIVIDENDS AND OTHER DISTRIBUTIONS

The Portfolio intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Portfolio.

Capital gain distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

4.  MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS

SSB Citi Fund Management LLC ("SSBC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager to the Fund. The Portfolio pays SSBC a management fee calculated at an annual rate of 0.50% of its average daily net assets. This fee is calculated daily and paid monthly.

Effective October 1999, Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, became the Fund's transfer agent and PFPC Global Fund Services ("PFPC") became the sub-transfer agent. CFTC receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. During the period October 1, 1999 through March 31, 2000, the Portfolio paid transfer agent fees of $22,556 to CFTC.

CFBDS, Inc. acts as the Fund's distributor. Salomon Smith Barney Inc. ("SSB"), as well as certain other broker-dealers, continues to sell Fund shares to the public as a member of the selling group.

There are maximum initial sales charges of 4.00% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if



--------------------------------------------------------------------------------
26                                            2000 Annual Report to Shareholders
redemption occurs within the first year of purchase. In addition, Class A shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended March 31, 2000, CFBDS and SSB received sales charges of approximately $235,000 and $13,000 on sales of the Portfolio's Class A and Class L shares, respectively. In addition, for the year ended March 31, 2000, CDSCs paid to SSB were approximately:

                                                CLASS A     CLASS B     CLASS L
================================================================================
CDSCs                                            $8,000     $92,000      $4,000
================================================================================


Pursuant to a Distribution Plan, the Portfolio pays a service fee with respect to Class A, B and L shares calculated at an annual rate of 0.15% of average daily net assets for each respective class. The Portfolio pays a distribution fee with respect to Class B and L shares calculated at the annual rates of 0.50% and 0.55% of the average daily net assets of those classes, respectively. For the year ended March 31, 2000, total Distribution Plan fees incurred were:

                                                CLASS A    CLASS B      CLASS L
================================================================================
Distribution Plan Fees                         $227,824    $404,396     $87,262
================================================================================


All officers and one Trustee of the Fund are employees of SSB.

5.  INVESTMENTS

During the year ended March 31, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                          $132,617,520
--------------------------------------------------------------------------------
Sales                                                               125,989,172
================================================================================


At March 31, 2000, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                      $  5,745,763
Gross unrealized depreciation                                        (5,130,127)
--------------------------------------------------------------------------------
Net unrealized appreciation                                        $    615,636
================================================================================


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       27

6.  FUTURES CONTRACTS

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract.

The Portfolio enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At March 31, 2000, the Portfolio had no open futures contracts.

7.  CAPITAL LOSS CARRYFORWARD

At March 31, 2000, the Portfolio had, for Federal income tax purposes, approximately $2,430,000 of unused capital loss carryforwards available to offset future capital gains expiring March 31, 2008. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

8.  SHARES OF BENEFICIAL INTEREST

At March 31, 2000, the Fund had an unlimited amount of shares of beneficial interest authorized with a par value of $0.001 per share. The Portfolio has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Portfolio and has the same rights, except that each class bears certain expenses related to the distribution of its shares.

At March 31, 2000, total paid-in capital amounted to the following for each class:

                                         CLASS A        CLASS B       CLASS L
================================================================================
Total Paid-in Capital                 $150,863,524    $61,989,957   $13,599,153
================================================================================

--------------------------------------------------------------------------------
28                                            2000 Annual Report to Shareholders

Transactions in shares of each class were as follows:

                                 YEAR ENDED                    YEAR ENDED
                               MARCH 31, 2000                MARCH 31, 1999
                          ----------------------      --------------------------
                            SHARES        AMOUNT         SHARES        AMOUNT
================================================================================
CLASS A
Shares sold               3,691,646   $ 47,345,497     3,713,071   $ 51,274,245
Shares issued on
  reinvestment              267,199      3,436,536       257,237      3,548,355
Shares reacquired        (3,715,684)   (47,640,592)   (2,712,400)   (37,457,704)
--------------------------------------------------------------------------------
Net Increase                243,161   $  3,141,441     1,257,908   $ 17,364,896
================================================================================
CLASS B
Shares sold               1,371,065   $ 17,567,901     1,226,118   $ 16,937,395
Shares issued on
  reinvestment              106,687      1,371,213       110,453      1,522,397
Shares reacquired        (1,616,174)   (20,654,677)     (833,357)   (11,511,522)
--------------------------------------------------------------------------------
Net Increase (Decrease)    (138,422) $  (1,715,563)      503,214  $   6,948,270
================================================================================

CLASS L*
Shares sold                 361,575   $  4,654,456       334,515   $  4,624,656
Shares issued on
  reinvestment               25,444        326,937        21,122        291,246
Shares reacquired          (275,391)    (3,520,624)     (105,208)    (1,450,743)
--------------------------------------------------------------------------------
Net Increase                111,628   $  1,460,769       250,429   $  3,465,159
================================================================================

*    On June 12, 1998, Class C shares were renamed Class L shares.


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       29

FINANCIAL HIGHLIGHTS

For a share of each class of beneficial interest outstanding throughout each year ended March 31, except where noted:

CLASS A SHARES                                  2000(1)  1999(1) 1998     1997    1996(1)
=========================================================================================
NET ASSET VALUE, BEGINNING OF YEAR              $13.70   $13.74  $13.16   $13.24   $12.89
-----------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income                           0.69     0.69    0.72     0.73     0.74
  Net realized and unrealized gain (loss)        (1.01)    0.06    0.72    (0.03)    0.35
-----------------------------------------------------------------------------------------
Total Income (Loss) From Operations              (0.32)    0.75    1.44     0.70     1.09
-----------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income                          (0.68)   (0.69)  (0.73)   (0.73)   (0.74)
  In excess of net investment income                --    (0.01)     --       --       --
  Net realized gains                                --    (0.09)  (0.13)   (0.05)      --
-----------------------------------------------------------------------------------------
Total Distributions                              (0.68)   (0.79)  (0.86)   (0.78)   (0.74)
-----------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                    $12.70   $13.70  $13.74   $13.16   $13.24
-----------------------------------------------------------------------------------------
TOTAL RETURN                                     (2.25)%   5.56%  11.15%    5.44%    8.65%
-----------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (MILLIONS)              $  151   $  160  $  143   $  127   $  117
-----------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(2)                                     0.74%    0.73%   0.76%    0.85%    0.70%
  Net investment income                           5.32     4.99    5.28     5.56     5.62
-----------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                             56%      43%     59%      62%      47%
=========================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.

(2) As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 0.85%.

--------------------------------------------------------------------------------
30                                            2000 Annual Report to Shareholders

For a share of each class of beneficial interest outstanding throughout each year ended March 31, except where noted:

CLASS B SHARES                                  2000(1)  1999(1)   1998     1997    1996(1)
==========================================================================================
NET ASSET VALUE, BEGINNING OF YEAR              $13.69   $13.73  $13.14   $13.23    $12.89
------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income                           0.62     0.62    0.65     0.65      0.68
  Net realized and unrealized gain (loss)        (1.00)    0.06    0.72    (0.01)     0.35
------------------------------------------------------------------------------------------
Total Income (Loss) From Operations              (0.38)    0.68    1.37     0.64      1.03
------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income                          (0.61)   (0.62)  (0.65)   (0.68)    (0.69)
  In excess of net investment income                --    (0.01)     --       --        --
  Net realized gains                                --    (0.09)  (0.13)   (0.05)       --
------------------------------------------------------------------------------------------
Total Distributions                              (0.61)   (0.72)  (0.78)   (0.73)    (0.69)
------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                    $12.70   $13.69  $13.73   $13.14    $13.23
------------------------------------------------------------------------------------------
TOTAL RETURN                                     (2.70)%   5.01%  10.59%    4.91%     8.09%
------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (MILLIONS)              $   59   $   66  $   59   $   51    $   46
------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(2)                                     1.26%    1.24%   1.28%    1.35%     1.20%
  Net investment income                           4.80     4.48    4.76     4.93      5.00
------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                             56%      43%     59%      62%       47%
==========================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.

(2) As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 1.35%.



--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       31

For a share of each class of beneficial interest outstanding throughout each year ended March 31, except where noted:

CLASS L SHARES                                  2000(1)  1999(1)(2)  1998     1997    1996(1)
============================================================================================
NET ASSET VALUE, BEGINNING OF YEAR              $13.69   $13.74    $13.14   $13.22    $12.89
--------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income                           0.61     0.61      0.64     0.65      0.66
  Net realized and unrealized gain (loss)        (1.00)    0.05      0.72    (0.01)     0.35
--------------------------------------------------------------------------------------------
Total Income (Loss) From Operations              (0.39)    0.66      1.36     0.64      1.01
--------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income                          (0.60)   (0.61)    (0.63)   (0.67)    (0.68)
  In excess of net investment income                --    (0.01)       --       --        --
  Net realized gains                                --    (0.09)    (0.13)   (0.05)       --
--------------------------------------------------------------------------------------------
Total Distributions                              (0.60)   (0.71)    (0.76)   (0.72)    (0.68)
--------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                    $12.70   $13.69    $13.74   $13.14    $13.22
--------------------------------------------------------------------------------------------
TOTAL RETURN                                     (2.78)%   4.87%    10.51%    4.94%     7.96%
--------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (MILLIONS)               $  13   $   12    $    9   $    7    $    3
--------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(3)                                     1.32%    1.31%     1.33%    1.40%     1.28%
  Net investment income                           4.74     4.41      4.71     4.84      5.04
--------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                             56%      43%       59%      62%       47%
============================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.

(2)  On June 12, 1998, Class C shares were renamed Class L shares.

(3) As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 1.40%.



--------------------------------------------------------------------------------
32                                            2000 Annual Report to Shareholders

INDEPENDENT AUDITORS' REPORT

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
OF THE FLORIDA PORTFOLIO
OF SMITH BARNEY MUNI FUNDS:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Florida Portfolio of Smith Barney Muni Funds as of March 31, 2000, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 2000, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Florida Portfolio of Smith Barney Muni Funds as of March 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                                     /S/KPMG LLP

New York, New York
May 11, 2000


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       33

TAX INFORMATION (UNAUDITED)

For Federal tax purposes the Fund hereby designates for the fiscal year ended March 31, 2000:

 .    99.99% of the dividends paid by the Fund from net investment income as tax exempt for regular Federal income tax purposes.


--------------------------------------------------------------------------------
34                                            2000 Annual Report to Shareholders

ADDITIONAL SHAREHOLDER INFORMATION (UNAUDITED)

On April 19, 1999, a special meeting of shareholders of the Fund was held for the purpose of electing Trustees to the Fund.

The results were as follows:

                              SHARES        PERCENTAGE     SHARES         PERCENTAGE
                              VOTED          OF SHARES      VOTED         OF SHARES
NAME OF TRUSTEES               FOR             VOTED       AGAINST           VOTED
===================================================================================
Lee Abraham             1,350,265,160.850     97.943%   28,359,584.139       2.057%
Allan J. Bloostein      1,351,356,664.226     98.022    27,268,080.763       1.978
Jane F. Dasher          1,352,390,291.715     98.097    26,234,453.274       1.903
Donald R. Foley         1,350,867,506.020     97.987    27,757,238.969       2.013
Richard E. Hanson, Jr.  1,351,302,644.963     98.018    27,322,100.026       1.982
Paul Hardin             1,352,452,572.699     98.102    26,172,172.290       1.898
Heath B. McLendon       1,352,481,643.116     98.104    26,143,101.873       1.896
Roderick C. Rasmussen   1,351,438,798.818     98.028    27,185,946.171       1.972
John P. Toolan          1,352,497,455.395     98.105    26,127,289.594       1.895
===================================================================================


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       35

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                                                     [Salomon Smith Barney logo]
--------------------------------------------------------------------------------
                                           A member of citigroup [Umbrella logo]

TRUSTEES
Lee Abraham
Allan J. Bloostein
Jane F. Dasher
Donald R. Foley
Richard E. Hanson, Jr.
Paul Hardin
Heath B. McLendon, Chairman
Roderick C. Rasmussen
John P. Toolan

Joseph H. Fleiss, Emeritus

OFFICERS
Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Peter M. Coffey
Vice President

Anthony Pace
Controller

Christina T. Sydor
Secretary

INVESTMENT MANAGER
SSB Citi Fund Management LLC

DISTRIBUTOR
CFBDS, Inc.

CUSTODIAN
PFPC Trust Company

TRANSFER AGENT
Citi Fiduciary Trust Company
388 Greenwich Street, 22nd Floor
New York, New York 10013

SUB-TRANSFER AGENT
PFPC Global Fund Services
P.O. Box 9699
Providence, Rhode Island 02940-9699


This report is submitted for the general information of the shareholders of Smith Barney Muni Funds -- Florida Portfolio, but it may also be used as sales literature when proceeded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Portfolio. If used as sales material after June 30, 2000, this report must be accompanied by performance information for the most recently completed calendar quarter.


Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.


SMITH BARNEY MUNI FUNDS
388 Greenwich Street, MF-2
New York, New York 100013

WWW.SMITHBARNEY.COM/MUTUALFUNDS

SBMF
                            SMITH BARNEY MUNI FUNDS
                               GEORGIA PORTFOLIO
                            PENNSYLVANIA PORTFOLIO

                                                       SPECIAL DISCIPLINE SERIES
                                                                   ANNUAL REPORT
                                                                  MARCH 31, 2000


                                  [SBMF LOGO]
                                 Smith Barney
                                 Mutual Funds

            NOT FDIC INSURED o NOT BANK GUARANTEED o MAY LOSE VALUE

Smith Barney Muni Funds

PHOTOS OF:      HEATH B.            PETER M.
                MCLENDON            COFFEY
                Chairman            Vice President


DEAR SHAREHOLDER:
We are pleased to provide the annual report for the Smith Barney Muni Funds - Georgia and Pennsylvania Portfolios ("Portfolios") for the year ended March 31, 2000. For your convenience, we have summarized the period's prevailing economic and market conditions below and outlined the investment strategies employed by each Portfolio during the period. A detailed summary of performance and current holdings for both Portfolios can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

MARKET AND ECONOMIC OVERVIEW
The bond markets have changed dramatically over the past several years. In our view, one central theme of this change, which began following the Asian crisis in 1997, is that the capital markets can no longer rely on the U.S. Treasury markets to provide a near-perfect "benchmark" of interest rate trends. Before the Asian crisis, the capital markets relied on the U.S. Treasury market as a measure to determine what bonds "should" yield.

Under these changing conditions, it may be more difficult for the Federal Reserve Board ("Fed") to moderate the growth of the economy, since long-term interest rates may not rise as much as the Fed puts upward pressure on short-term rates. The shape of the U.S. Treasury yield curve just six months ago was fairly "normal". (The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities. Maturity refers to the date on which the principal is required to be paid on the bond. A normal yield curve depicts a relationship whereby bonds with longer maturities have higher yields than bonds with shorter maturities.) Usually, longer-term bonds are more volatile than shorter-term bonds because more risk is associated with those bonds with longer maturities. As of this writing, yields on longer-term bonds are depressed by a potentially reduced supply as well as by expectations that the Fed may ultimately be successful in slowing the U.S. economy and diffusing inflationary pressures. The result: a negatively sloped yield curve for U.S. Treasuries. Instead of the usual upward-sloping curve with yields rising steadily along with the maturity of U.S. Treasury bonds, the highest yields were for shorter-term bonds.

--------------------------------------------------------------------------------
SMITH BARNEY MUNI FUNDS                                                        1

The U.S. economy continues to generate remarkable non-inflationary growth. The Fed has increased short-term interest rates five times in the last nine months by a total of 125 basis points (or 1.25%).1 The Fed remains committed to keeping pressure on borrowing costs until the U.S. economy slows to a level that keeps inflation from accelerating. One key question: How much tightening is necessary to slow the economy to levels deemed desirable by the Fed? We think that increases amounting to another 50 to 75 basis points may be sufficient to slow economic growth. (A basis point is 0.01% or one one-hundredth of a percent.)

During the period covered by the report, the municipal bond market performed quite well in comparison with non-U.S. Treasury taxable bonds. While municipal bonds have been unable to keep pace with the decline in yield on U.S. Treasuries, they are clearly less volatile than many non-U.S. Treasury taxable bonds which are more susceptible to credit problems and capital market liquidity issues. In our view, another factor affecting the municipal market continues to be extremely tight supply. In fact, new issue volume in January 2000 was less than half of that sold in January 1999.

While no guarantees can be made, we believe that short-term and intermediate-term municipal yields are likely to slightly increase because of:

o The expected continuing increases in the federal funds rate which would put upward pressure on short-term yields (The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.)

o A likely increase in supply, which would be felt most dramatically in the supply at the short end of the yield curve.

o The yield on municipal bonds with longer maturities are not nearly as attractive as the yields offered by short and intermediate term taxable bonds.

The last factor is particularly important in terms of the Portfolios' current investment strategy. While the U.S. Treasury yield curve has an inverted shape, with the highest yields in five years, the municipal yield curve has maintained a sharp positive slope. In fact, the difference in yield between 20-year and 30-year municipal bonds is only 10 basis points as of this writing.



-----------
1 ON MAY 16, 2000, AFTER THIS LETTER WAS WRITTEN, THE FED RAISED INTEREST RATES BY 0.50% TO 6.50%.

--------------------------------------------------------------------------------
2                                             2000 ANNUAL REPORT TO SHAREHOLDERS

GEORGIA PORTFOLIO'S PERFORMANCE AND INVESTMENT STRATEGY
The Georgia Portfolio seeks as high a level of current income exempt from federal income taxes and Georgia personal income taxes as is consistent with prudent investing. (Please note that a portion of the Portfolio's income may be subject to the Alternative Minimum Tax ("AMT").)

For the year ended March 31, 2000, the Portfolio generated a total return of a negative 2.97% for Class A shares, without sales charges, compared to its Lipper, Inc. peer group average of negative 2.16%. (Lipper, Inc. is a major fund tracking organization.) For additional performance information please refer to pages 6 and 7.

As of March 31, 2000, 58.5% of the Portfolio's holdings had a triple-A rating, the highest credit rating by Standard & Poor's Ratings Service or Moody's Investors Service, Inc. As of March 31, 2000 the Portfolio's largest holdings were concentrated in education bonds (12.8%), water and sewer bonds (11.6%) and pollution control revenue bonds (11.5%).

GEORGIA ECONOMIC HIGHLIGHTS2
Georgia's superior credit standing during the period covered by this report was the result of excellent debt policies, consistent maintenance of conservative and sound financial operations and solid past growth and future development potential. Georgia's financial operations remain strong, particularly the personal income tax revenues, which were above consensus estimates. The state's economic progress, with steady improvement in economic diversification and income levels, is obviously important to its credit standing.

Georgia's economy has undergone considerable expansion, with the level of wealth as measured by per capita personal income showing steady growth. In addition, the state's population has also grown rapidly, at about twice the national rate. Manufacturing plays a major role in the economy, and trade is more significant than in the rest of the U.S.

Atlanta, a prominent regional center, has been a primary influence in the state's development, with trade and service facilities, and the site of a Federal Reserve Bank. Moreover, much of the state's growth has been in the Atlanta metropolitan region, which is more prosperous than the rural areas.

In our opinion, Georgia should remain a powerful force in the U.S. economy. Its trade, service, and transportation-oriented diversified economy should continue to generate superior revenue growth, and that in turn should enable the state to meet the needs of its growing population.


-----------
2 SOURCE: FITCH IBCA, INC., AN INTERNATIONALLY RECOGNIZED RATING AGENCY

--------------------------------------------------------------------------------
SMITH BARNEY MUNI FUNDS                                                        3

PENNSYLVANIA PORTFOLIO'S PERFORMANCE AND INVESTMENT STRATEGY
The Pennsylvania Portfolio seeks as high a level of income exempt from federal income taxes and Pennsylvania personal income taxes as is consistent with prudent investing. (Please note that a portion of the Portfolio's income may be subject to the Alternative Minimum Tax ("AMT").)

For the year ended March 31, 2000, the Portfolio returned a negative 4.31% for Class A shares, without sales charges, compared to its Lipper, Inc. peer group average of a negative 2.72%. For additional performance information please refer to pages 9 and 10.

As of March 31, 2000, 43.0% of the Portfolio had a triple-A rating, the highest credit rating. As of March 31, 2000, the Portfolio's largest holdings were concentrated in hospital bonds (20.8%), education bonds (14.0%) and industrial development bonds (9.7%).

PENNSYLVANIA ECONOMIC HIGHLIGHTS3
In our view, Pennsylvania's credit standing during the period was supported by the maintenance of debt at a level that should not overburden the state's resources. The economy continues to show steady growth and some diversification as manufacturing employment stabilizes and the service sector expands. These economic trends - together with conservative budgeting - have allowed for successful financial operations, with revenues well in excess of estimates. Considerable surplus has been generated and used for budgetary purposes, tax relief, and building of reserves.

The state's economy has been changing over the past decade, as the importance of manufacturing has sharply declined and service industries continue to grow. While manufacturing remains more significant here than in the nation, the restructuring has made Pennsylvania's economy more closely resemble that of the U.S., reducing vulnerability to regional or statewide recession. In addition, the state has targeted various areas for economic development and lowered business taxes and these policies together with more investment in basic infrastructure, should improve its foundation for the future. Also, employment is growing at a steady pace.

Our economic outlook for Pennsylvania remains favorable because of its conservative budgeting practices and effective debt management. While no guarantees can be made, we believe Pennsylvania is moving in the right direction and may very well regain its position as a leader in the U.S. economy in the coming years.

-----------
3 SOURCE: FITCH IBCA, INC., AN INTERNATIONALLY RECOGNIZED RATING AGENCY, IS
  THE SOURCE OF THESE STATISTICS

--------------------------------------------------------------------------------
4                                             2000 ANNUAL REPORT TO SHAREHOLDERS

MARKET OUTLOOK
We believe that the recent rise in interest rates has created buying opportunities in municipals. We remain confident that we can achieve a high level of tax-exempt income, consistent with prudent investing and close attention to credit quality.

In light of the recent confusion and volatility in the bond markets, one surprising result has been that long-term municipal bonds have not changed much in several months. We believe that the relative stability of many municipal bonds may offer investors stability in a highly volatile bond market (as well as the higher volatility that may be associated with other capital markets). (Of course, no guarantees can be given.)

We also believe that Fed monetary policy action should be sufficient to slow the economy without triggering higher inflation. The good news is that the economy's "soft landing" is likely to be at a higher annual growth rate than was previously thought possible due to the possible emergence of a New Economy where technological advances can spur growth without inflationary pressures.

Although the bond markets remain unsettled, we maintain our positive outlook for municipal securities because:

o Real municipal yields remain very high by historical standards, representing excellent values in our opinion;

o Longer intermediate and long maturity yields remain very high relative to their taxable counterparts. For example, some bonds are yielding roughly 95% to 100% of similar maturity U.S. Treasuries;

o The municipal yield curve remains very steeply sloped, even as the U.S. Treasury yield curve is inverted; and

o When capital markets begin to believe that the Fed has achieved its goal of easing growth down to non-inflationary levels, bonds could rally and shortages of bonds with the best coupon structures and call provisions may eventually take place.

In closing, thank you for investing in the Smith Barney Muni Funds -- Georgia and Pennsylvania Portfolios. We look forward to helping you pursue your financial goals in the future.

Sincerely,



/s/ Heath B. McLendon                       /s/ Peter M. Coffey
Heath B. McLendon                           Peter M. Coffey
Chairman                                    Vice President

APRIL 3, 2000

--------------------------------------------------------------------------------
SMITH BARNEY MUNI FUNDS                                                        5

                               GEORGIA PORTFOLIO


  HISTORICAL PERFORMANCE -- CLASS A SHARES

                        Net Asset Value
================================================================================
                     Beginning    End of       Income   Capital Gain    Total
Year Ended            of Year      Year       Dividends Distributions Returns(1)
================================================================================
3/31/00               $13.43      $12.40        $0.62       $0.00        (2.97)%
================================================================================
3/31/99                13.43       13.43         0.65        0.09         5.61
================================================================================
3/31/98                12.48       13.43         0.67        0.08        13.85
================================================================================
3/31/97                12.50       12.48         0.67        0.08         5.95
================================================================================
3/31/96                12.10       12.50         0.70        0.05         9.67
================================================================================
Inception* - 3/31/95   12.00       12.10         0.62        0.00         6.29+
================================================================================
Total                                           $3.93       $0.30
--------------------------------------------------------------------------------

  HISTORICAL PERFORMANCE -- CLASS B SHARES

                        Net Asset Value
================================================================================
                     Beginning    End of       Income   Capital Gain    Total
Year Ended            of Year      Year       Dividends Distributions Returns(1)
================================================================================
3/31/00               $13.42      $12.40        $0.55       $0.00        (3.45)%
================================================================================
3/31/99                13.43       13.42         0.58        0.09         4.99
================================================================================
3/31/98                12.47       13.43         0.60        0.08        13.39
================================================================================
3/31/97                12.50       12.47         0.61        0.08         5.33
================================================================================
3/31/96                12.11       12.50         0.65        0.05         9.08
================================================================================
Inception* - 3/31/95   12.27       12.11         0.49        0.00         2.88+
================================================================================
Total                                           $3.48       $0.30
--------------------------------------------------------------------------------

  HISTORICAL PERFORMANCE -- CLASS L SHARES

                        Net Asset Value
================================================================================
                     Beginning    End of       Income   Capital Gain    Total
Year Ended            of Year      Year       Dividends Distributions Returns(1)
================================================================================
3/31/00               $13.41      $12.39        $0.54       $0.00        (3.51)%
================================================================================
3/31/99                13.41       13.41         0.58        0.09         5.01
================================================================================
3/31/98                12.46       13.41         0.59        0.08        13.23
================================================================================
3/31/97                12.49       12.46         0.60        0.08         5.28
================================================================================
3/31/96                12.09       12.49         0.64        0.05         9.12
================================================================================
Inception* - 3/31/95   12.06       12.09         0.56        0.00         5.11+
================================================================================
Total                                           $3.51       $0.30
--------------------------------------------------------------------------------

IT IS THE FUND'S POLICY TO DISTRIBUTE DIVIDENDS MONTHLY AND CAPITAL GAINS, IF ANY, ANNUALLY.


--------------------------------------------------------------------------------
6                                             2000 ANNUAL REPORT TO SHAREHOLDERS

                               GEORGIA PORTFOLIO


  AVERAGE ANNUAL TOTAL RETURNS

                                                  Without Sales Charges(1)
================================================================================
                                               Class A     Class B     Class L
================================================================================
Year Ended 3/31/00                                (2.97)%    (3.45)%     (3.51)%
================================================================================
Five Years Ended 3/31/00                           6.28       5.72        5.68
================================================================================
Inception* through 3/31/00                         6.29       5.43        5.61
================================================================================

                                                    With Sales Charges(2)
================================================================================
                                               Class A     Class B     Class L
================================================================================
Year Ended 3/31/00                                (6.85)%    (7.60)%     (5.43)%
================================================================================
Five Years Ended 3/31/00                           5.42       5.56        5.47
================================================================================
Inception* through 3/31/00                         5.56       5.43        5.44
================================================================================

  CUMULATIVE TOTAL RETURNS

                                                  Without Sales Charges(1)
================================================================================
Class A (Inception* through 3/31/00)                       44.11%
================================================================================
Class B (Inception* through 3/31/00)                       35.87
================================================================================
Class L (Inception* through 3/31/00)                       38.54
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum sales charge of 4.00% and 1.00%, respectively; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

  * Inception dates for Class A, B and L shares are April 4, 1994, June 15, 1994 and April 14, 1994, respectively.

  + Total return is not annualized, as it may not be representative of the total return for the year.


--------------------------------------------------------------------------------
SMITH BARNEY MUNI FUNDS                                                        7

  HISTORICAL PERFORMANCE (UNAUDITED)

               GROWTH OF $10,000 INVESTED IN CLASS A SHARES OF THE
           GEORGIA PORTFOLIO VS. LEHMAN BROTHERS MUNICIPAL BOND INDEX
                AND LEHMAN BROTHERS GEORGIA MUNICIPAL BOND INDEX+

================================================================================
                            APRIL 1994 -- MARCH 2000
================================================================================
CHART:

                 Lehman Brothers        Lehman Brothers
                 Georgia Muni,          Muni,                 Georgia
                 Bond Index             Bond Index            Portfolio

4/4/94           10000                  10000                  9600
3/95             10795                  10744                 10193
3/96             11675                  11645                 11179
3/97             12289                  12278                 11844
3/98             13573                  13594                 13485
3/99             14362                  14437                 14242
3/00             14365                  14424                 13820


  + Hypothetical illustration of $10,000 invested in Class A shares at inception on April 4, 1994, assuming a deduction of the maximum 4.00% sales charge at the time of investment and reinvestment of dividends and capital gains, if any, at net asset value through March 31, 2000. The Lehman Brothers Georgia Municipal Bond Index (consisting of Georgia municipal bonds) is a sub-index of the Lehman Brothers Municipal Bond Index, a broad-based, total return index comprised of investment grade, fixed rate municipal bonds selected from issues larger than $50 million issued since January 1991. Each index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. The performance of the Portfolio's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

    ALL FIGURES REPRESENT PAST PERFORMANCE AND ARE NOT A GUARANTEE OF FUTURE RESULTS. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.


--------------------------------------------------------------------------------
8                                             2000 ANNUAL REPORT TO SHAREHOLDERS

                            PENNSYLVANIA PORTFOLIO


  HISTORICAL PERFORMANCE -- CLASS A SHARES

                                Net Asset Value

================================================================================
                     Beginning    End of       Income   Capital Gain    Total
Year Ended            of Year      Year       Dividends Distributions Returns(1)
================================================================================
3/31/00               $13.44      $12.18        $0.66       $0.02        (4.31)%
================================================================================
3/31/99                13.54       13.44         0.69        0.15         5.61
================================================================================
3/31/98                12.66       13.54         0.69        0.11        13.52
================================================================================
3/31/97                12.62       12.66         0.71        0.00         6.11
================================================================================
3/31/96                12.40       12.62         0.72        0.05         8.08
================================================================================
Inception* - 3/31/95   12.00       12.40         0.62        0.00         8.82+
================================================================================
Total                                           $4.09       $0.33
--------------------------------------------------------------------------------

  HISTORICAL PERFORMANCE -- CLASS B SHARES

                                Net Asset Value

================================================================================
                     Beginning    End of       Income   Capital Gain    Total
Year Ended            of Year      Year       Dividends Distributions Returns(1)
================================================================================
3/31/00               $13.42      $12.17        $0.59       $0.02        (4.78)%
================================================================================
3/31/99                13.52       13.42         0.62        0.15         5.07
================================================================================
3/31/98                12.64       13.52         0.62        0.11        12.97
================================================================================
3/31/97                12.61       12.64         0.65        0.00         5.56
================================================================================
3/31/96                12.39       12.61         0.66        0.05         7.61
================================================================================
Inception* - 3/31/95   12.35       12.39         0.48        0.00         4.48+
================================================================================
Total                                           $3.62       $0.33
--------------------------------------------------------------------------------

  HISTORICAL PERFORMANCE -- CLASS L SHARES

                                Net Asset Value

================================================================================
                     Beginning    End of       Income   Capital Gain    Total
Year Ended            of Year      Year       Dividends Distributions Returns(1)
================================================================================
3/31/00               $13.41      $12.16        $0.58       $0.02        (4.83)%
================================================================================
3/31/99                13.51       13.41         0.61        0.15         5.02
================================================================================
3/31/98                12.64       13.51         0.62        0.11        12.84
================================================================================
3/31/97                12.61       12.64         0.65        0.00         5.51
================================================================================
3/31/96                12.39       12.61         0.66        0.05         7.56
================================================================================
Inception* - 3/31/95   12.00       12.39         0.56        0.00         8.14+
================================================================================
Total                                           $3.68       $0.33
--------------------------------------------------------------------------------

IT IS THE FUND'S POLICY TO DISTRIBUTE DIVIDENDS MONTHLY AND CAPITAL GAINS, IF ANY, ANNUALLY.


--------------------------------------------------------------------------------
SMITH BARNEY MUNI FUNDS                                                        9

                            PENNSYLVANIA PORTFOLIO


                         AVERAGE ANNUAL TOTAL RETURNS

                                                  Without Sales Charges(1)
================================================================================
                                               Class A     Class B     Class L
================================================================================
Year Ended 3/31/00                                (4.31)%    (4.78)%     (4.83)%
================================================================================
Five Years Ended 3/31/00                           5.64       5.12        5.06
================================================================================
Inception* through 3/31/00                         6.17       5.21        5.57
================================================================================

                                                    With Sales Charges(2)
================================================================================
                                               Class A     Class B     Class L
================================================================================
Year Ended 3/31/00                                (8.13)%    (8.87)%     (6.71)%
================================================================================
Five Years Ended 3/31/00                           4.78       4.96        4.84
================================================================================
Inception* through 3/31/00                         5.45       5.21        5.40
================================================================================

  CUMULATIVE TOTAL RETURNS

                                                 Without Sales Charges(1)
================================================================================
Class A (Inception* through 3/31/00)                       43.18%
================================================================================
Class B (Inception* through 3/31/00)                       34.12
================================================================================
Class L (Inception* through 3/31/00)                       38.39
================================================================================

 (1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

 (2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum sales charge of 4.00% and 1.00%, respectively; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

   * Inception dates for Class A, B and L shares are April 4, 1994, June 20, 1994 and April 5, 1994, respectively.

   + Total return is not annualized, as it may not be representative of the total return for the year.

--------------------------------------------------------------------------------
10                                           2000 ANNUAL REPORT TO SHAREHOLDERS

  HISTORICAL PERFORMANCE (UNAUDITED)

              GROWTH OF $10,000 INVESTED IN CLASS A SHARES OF THE
        PENNSYLVANIA PORTFOLIO VS. LEHMAN BROTHERS MUNICIPAL BOND INDEX
            AND LEHMAN BROTHERS PENNSYLVANIA MUNICIPAL BOND INDEX+

================================================================================
                           APRIL 1994 -- MARCH 2000
================================================================================
CHART:

                 Lehman Brothers      Lehman Brothers
                 Penn. Muni,          Muni,                  Pennsyvania
                 Bond Index           Bond Index             Portfolio
4/4/94           10000                10000                   9600
3/95             10795                10744                  10447
3/96             11638                11645                  11290
3/97             12282                12278                  11980
3/98             13529                13594                  13601
3/99             14341                14437                  14364
3/00             14297                14424                  13745

  + Hypothetical illustration of $10,000 invested in Class A shares at inception on April 4, 1994, assuming a deduction of the maximum 4.00% sales charge at the time of investment and reinvestment of dividends and capital gains, if any, at net asset value through March 31, 2000. The Lehman Brothers Pennsylvania Municipal Bond Index (consisting of Pennsylvania municipal bonds) is a sub-index of the Lehman Brothers Municipal Bond Index, a broad-based, total return index comprised of investment grade, fixed rate municipal bonds selected from issues larger than $50 million issued since January 1991. Each index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. The performance of the Portfolio's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

    ALL FIGURES REPRESENT PAST PERFORMANCE AND ARE NOT A GUARANTEE OF FUTURE RESULTS. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.


--------------------------------------------------------------------------------
SMITH BARNEY MUNI FUNDS                                                       11

  SCHEDULES OF INVESTMENTS                                     MARCH 31, 2000

                               GEORGIA PORTFOLIO

   FACE
  AMOUNT    RATING(A)                  SECURITY                        VALUE
================================================================================
EDUCATION -- 12.8%
$1,000,000   AA     Fulton County School District, 5.375% due 1/1/18  $  988,750
                    Private Colleges & Universities Authority Revenue:
 1,000,000   AAA      Agnes Scott College Project, 4.750% due 6/1/28     835,000
                      Emory University Project:
 2,000,000   Aa1*       Series A, 5.500% due 11/1/31                   1,905,000
   200,000   Aa1*       Series C, 5.750% due 10/1/02                     205,000
 1,000,000   A        Mercer Housing Corp. Project, ACA-Insured,
                        Series A, 5.375% due 6/1/17                      945,000
   750,000   BBB    Puerto Rico Industrial Tourist Educational,
                      Medical & Environmental Control Facilities
                      Finance Authority, (Ana G. Mendez University
                      System Project), 5.375% due 2/1/19                 683,438
   250,000   A1*    Rockdale County School District, 6.000% due 1/1/04   259,063
 1,000,000   BBB-   Savannah EDA, (College of Art & Design Inc.
                      Project), 6.800% due 10/1/19                     1,016,250
 1,000,000   A      Virgin Islands University, Series A, ACA-Insured,
                      6.000% due 12/1/24                               1,000,000
--------------------------------------------------------------------------------
                                                                       7,837,501
--------------------------------------------------------------------------------

ESCROWED TO MATURITY (B) -- 10.0%
   140,000   AAA    Athens Water & Sewer Revenue, 10.000% due 7/1/01     149,100
   885,000   AAA    Burke County Development Authority PCR, (Oglethorpe
                      Power Co. Vogtle Project), MBIA-Insured,
                      7.500% due 1/1/03                                  913,762
                    Cobb County Kennestone Hospital Authority Revenue,
                      MBIA-Insured:
    75,000   AAA        10.250% due 2/1/02                                77,531
   305,000   AAA        Series 86A, 7.750% due 2/1/07                    332,831
 1,875,000   Aaa*   Colquitt County Development Authority Revenue,
                      Sub. Series C, zero coupon due 12/1/21             447,656
 1,175,000   AAA    Columbus Medical Center Hospital Authority Revenue,
                      Antic Certificates, 7.750% due 7/1/10            1,354,188
   300,000   NR     Columbus Water & Sewer Revenue, 8.000% due 5/1/00    300,834
   290,000   AAA    Fulton County Water & Sewer Revenue, FGIC-Insured,
                      6.375% due 1/1/14                                  319,363
   485,000   AAA    Puerto Rico Commonwealth Aqueduct & Sewer Authority
                      Revenue, 10.250% due 7/1/09                        611,706
   100,000   Aaa*   Richmond County Water & Sewer Revenue,
                      9.875% due 4/1/02                                  105,625
 1,000,000   Aaa*   Savannah EDA, zero coupon due 12/1/21                242,500
   640,000   AAA    Tri City Hospital Authority Revenue, South Fulton
                      Hospital, FGIC-Insured, 10.250% due 7/1/06         772,000
 2,000,000   Aaa*   Washington Wilkes Payroll Development Authority
                      Revenue, zero coupon due 12/1/21                   485,000
--------------------------------------------------------------------------------
                                                                       6,112,096
--------------------------------------------------------------------------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
12                                           2000 ANNUAL REPORT TO SHAREHOLDERS

  SCHEDULES OF INVESTMENTS (CONTINUED)                         MARCH 31, 2000

                               GEORGIA PORTFOLIO

   FACE
  AMOUNT    RATING(A)                  SECURITY                        VALUE
================================================================================
GENERAL OBLIGATION -- 5.6%
$1,000,000   AAA    Georgia State, Series B, 5.750% due 8/1/17        $1,038,750
   300,000   AA-      Marietta, 9.300% due 1/1/01                        310,758
                    Puerto Rico Commonwealth, Public Improvement:
 1,000,000   AAA      AMBAC-Insured, 4.500% due 7/1/23                   836,250
 1,250,000   AAA      MBIA-Insured, 5.750% due 7/1/26                  1,256,250
--------------------------------------------------------------------------------
                                                                       3,442,008
--------------------------------------------------------------------------------
HOSPITALS -- 3.2%
   500,000   AAA    Fulco Hospital Authority Revenue, Catholic Health
                      East, Series A, 4.875% due 11/15/15                456,875
 1,000,000   Aaa*   Newton County Hospital Authority Revenue, (Newton
                      Health System Project), 6.100% due 2/1/24        1,016,250
   500,000   BBB-   Puerto Rico Industrial Tourist Educational,
                      Medical & Environmental Control Facilities
                      Finance Authority,(Ryder Memorial Hospital
                      Project), Series A, 6.700% due 5/1/24              486,875
--------------------------------------------------------------------------------
                                                                       1,960,000
--------------------------------------------------------------------------------
HOUSING: MULTI-FAMILY -- 10.1%
   500,000   AAA    Acworth Housing Authority Revenue, (Wingate Falls
                      Apartments Project), 6.125% due 3/1/17 (c)         506,250
                    Atlanta Urban Residential Finance Authority,
                      Multi-Family Housing Revenue:
 1,115,000   B          Cascade Pines Housing Project, 6.250% due
                          9/1/10 (c)                                   1,141,481
 1,025,000   AAA        Shamrock Garden Apartments Project, Series A,
                          FNMA-Collateralized, 5.250% due 4/1/19 (c)     954,531
 1,000,000   Baa1*  Clayton County Housing Authority, Multi-Family
                      Housing Revenue, (Magnolia Park Apartments
                      Project), Series A, 6.125% due 6/1/18              943,750
   235,000   A      Cobb County Housing Authority Refunding,
                      (Signature Place Project), Series A, 6.875%
                      due 10/1/17                                        242,637
                    De Kalb County Housing Authority, Multi-Family
                      Housing Revenue, Series A:
 1,000,000   Aa2*       Friendly Hills Apartments, Series A,
                         FHA-Insured, 7.050% due 1/1/39 (c)            1,075,000
   300,000   AAA        Valley Brook Apartments Project, Revenue
                          Refunding, MBIA-Insured, 7.750% due 1/1/26     311,625
 1,000,000   AAA    Lawrenceville Housing Authority, Multi-Family
                      Revenue,(Knollwood Park Apartments Project),
                      6.250% mandatory tender 6/1/15 (c)               1,026,250
--------------------------------------------------------------------------------
                                                                       6,201,524
--------------------------------------------------------------------------------
HOUSING: SINGLE-FAMILY -- 4.9%
   115,000   AAA      Fulton County Housing Authority, Single-Family Mortgage
                       Revenue, Series A, GNMA-Collateralized,
                       6.600% due 3/1/28 (c)                             117,588

                      SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
SMITH BARNEY MUNI FUNDS                                                       13

  SCHEDULES OF INVESTMENTS (CONTINUED)                         MARCH 31, 2000

                               GEORGIA PORTFOLIO

   FACE
  AMOUNT    RATING(A)                  SECURITY                        VALUE
================================================================================
HOUSING: SINGLE-FAMILY -- 4.9% (CONTINUED)
                    Georgia State HFA, Single-Family Mortgage Revenue:
$1,970,000   AAA      Series A-2, FHA-Insured, 6.550% due
                       12/1/27 (c)                                    $2,019,250
   100,000   AAA      Series D-1, 4.300% due 12/1/05                      95,000
   225,000   AA+    Georgia State Residential Finance Authority,
                      Home Ownership Mortgage, Series A, FHA-Insured,
                      7.250% due 12/1/21(c)                              233,438
   315,000   AAA    Puerto Rico Housing Bank & Finance Agency,
                      Single-Family Mortgage, Affordable Housing
                      Mortgage, Portfolio I,GNMA/FNMA-Collateralized,
                      6.250% due 4/1/29 (c)                              321,694
   210,000   AAA    Virgin Islands HFA, Single-Family Mortgage Revenue,
                      Series A, GNMA-Collateralized, 6.450% due
                      3/1/16 (c)                                         215,775
--------------------------------------------------------------------------------
                                                                       3,002,745
--------------------------------------------------------------------------------
INDUSTRIAL DEVELOPMENT -- 0.3%
   175,000   A3*    Tift County IDA, (Union Camp Corp. Project),
                      5.250% due 2/1/08                                  172,156
--------------------------------------------------------------------------------
LIFE-CARE -- 2.0%
   660,000   BBB+   Fulton County Residential Care Facilities, (Canterbury
                      Court Project), 6.300% due 10/1/24                 581,625
   660,000   NR     Savannah EDA, First Mortgage, Senior Care Group Inc.,
                      Shadowmoss, Series A, 6.750% due 7/1/10            624,525
--------------------------------------------------------------------------------
                                                                       1,206,150
--------------------------------------------------------------------------------
MISCELLANEOUS -- 11.4%
 1,000,000   Aaa*   Albany Dougherty Inner City Authority, (Public
                      Purpose Project), AMBAC-Insured, 5.625%
                      due 1/1/26                                         995,000
 1,000,000   AAA    Association County Commoners, Leasing Program,
                      (Rockdale County Public Purpose Project),
                      AMBAC-Insured, 5.625% due 7/1/20                   973,750
 1,000,000   AAA    Fulton County Facilities Corp., (Fulton County
                      Public Purpose Project), 5.500% due 11/1/18        987,500
 2,000,000   AAA    Georgia Local Government, Public Improvement
                      Grant, Series A, MBIA-Insured, 4.750%
                      due 6/1/28                                       1,687,500
   500,000   BBB    Puerto Rico Housing Bank & Finance Agency,
                      7.500% due 12/1/06                                 551,250
 1,000,000   BBB    Puerto Rico Industrial Tourist Educational,
                      Medical & Environmental Control Facilities
                      Finance Authority, (San Lucas & Cristo Project),
                      Series A, 5.750% due 6/1/19                        866,250
 1,000,000   AAA    Puerto Rico Municipal Finance Agency,
                      FSA-Insured, 5.500% due 8/1/23                     973,750
--------------------------------------------------------------------------------
                                                                       7,035,000
--------------------------------------------------------------------------------
POLLUTION CONTROL -- 11.5%
 1,800,000   A      Burke County Development Authority PCR, (Georgia
                       Power Co. Vogtle Project), 4.100% due
                       7/1/24 (d)                                      1,800,000

                      SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
14                                            2000 ANNUAL REPORT TO SHAREHOLDERS

  SCHEDULES OF INVESTMENTS (CONTINUED)                         MARCH 31, 2000

                               GEORGIA PORTFOLIO

   FACE
  AMOUNT    RATING(A)                  SECURITY                        VALUE
================================================================================
POLLUTION CONTROL -- 11.5% (CONTINUED)
$  200,000   BBB    Camden County Joint Development Authority PCR,
                      Revenue Refunding, (Union Carbide Corp.
                      Project), 5.000% due 1/1/12                    $   182,000
 1,000,000   Baa2*  Effingham County Development Authority,
                      Solid Waste Disposal Revenue, (Fort James
                      Project), 5.625% due 7/1/18 (c)                    898,750
   500,000   A-     Monroe County Development Authority PCR,
                      (Oglethorpe Power Co. Scherer Project),
                      Series A, 6.800% due 1/1/12                        543,125
 2,000,000   A3*    Richmond County Development Authority,
                      Solid Waste Disposal Revenue, (International
                      Paper Project), Series A,5.400% due 2/1/23 (c)   1,762,500
 1,000,000   NR     Rockdale County Development Authority, Solid
                      Waste Disposal Revenue, (Visy Paper Project),
                      7.500% due 1/1/26 (c)                            1,030,000
                    Savannah EDA PCR, (Union Camp Corp. Project):
   370,000   A3*      5.200% due 9/1/04                                  366,763
   500,000   A3*      6.150% due 3/1/17                                  496,875
--------------------------------------------------------------------------------
                                                                       7,080,013
--------------------------------------------------------------------------------
PRE-REFUNDED (E) -- 3.0%
 1,000,000   AAA    Fulton County Multi-Family Housing Authority
                      Revenue,(Concorde Place Apartment Project),
                      6.300% due 7/1/16 (c)                            1,075,000
   200,000   AAA    Georgia State, Series B, 6.800% due 11/1/04          206,982
   500,000   Ba1*   Savannah Hospital Authority Revenue Refunding &
                      Improvement, Candler Hospital, 7.000%
                      due 1/1/11                                         535,625
--------------------------------------------------------------------------------
                                                                       1,817,607
--------------------------------------------------------------------------------
PUBLIC FACILITIES -- 2.1%
   250,000   AAA    Butts County COP, MBIA-Insured, 6.750% due
                      12/1/14                                            270,000
 1,050,000   AAA    Cobb-Marietta Counties Coliseum & Exhibit Hall
                      Authority Revenue, MBIA-Insured, 5.625%
                      due 10/1/26                                      1,044,750
--------------------------------------------------------------------------------
                                                                       1,314,750
--------------------------------------------------------------------------------
SOLID WASTE -- 1.4%
 1,000,000   AA     Albany Dougherty Payroll Development Authority,
                      Solid Waste Disposal Revenue, Proctor & Gamble
                      Paper Products, 5.200% due 5/15/28 (c)             882,500
--------------------------------------------------------------------------------
TRANSPORTATION -- 4.2%
 1,000,000   AAA    Atlanta Airport Revenue, Series A, FGIC-Insured,
                      5.500% due 1/1/26                                  962,500
   250,000   AAA    Metropolitan Atlanta Rapid Transit Authority
                      Revenue Refunding, Series P, AMBAC-Insured,
                      6.250% due 7/1/20                                  268,437
 1,500,000   AAA    Puerto Rico Commonwealth Highway & Transportation
                      Authority Highway Revenue, Series Y,
                      MBIA-Insured, 5.000% due 7/1/36                  1,335,000
--------------------------------------------------------------------------------
                                                                       2,565,937
--------------------------------------------------------------------------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
SMITH BARNEY MUNI FUNDS                                                       15

  SCHEDULES OF INVESTMENTS (CONTINUED)                         MARCH 31, 2000

                               GEORGIA PORTFOLIO

   FACE
  AMOUNT    RATING(A)                  SECURITY                        VALUE
================================================================================
UTILITIES -- 5.9%
                    Clayton County Water Authority, Water & Sewer
                      Revenue:
$  310,000   Aa3*      6.100% due 5/1/00                              $  310,434
   175,000   Aa3*      6.100% due 5/1/01                                 178,351
                    Georgia Municipal Electric Authority Power
                      Revenue:
   600,000   AAA       Series EE, AMBAC-Insured, 7.250% due 1/1/24       719,250
 1,000,000   AAA       Series Z, MBIA-Insured, 5.500% due 1/1/20         986,250
   500,000   A-     Georgia Municipal Gas Authority Revenue,
                      (Southern Storage Gas Project), 6.300%
                      due 7/1/09                                         521,875
 1,000,000   AAA    Guam Power Authority Revenue, Series A,
                      MBIA-Insured, 5.250% due 10/1/34                   915,000
--------------------------------------------------------------------------------
                                                                       3,631,160
--------------------------------------------------------------------------------
WATER & SEWER -- 11.6%
                    Atlanta Water & Wastewater Revenue, Series A,
                      FGIC-Insured:
 1,000,000   AAA        5.500% due 11/1/19                               987,500
 2,000,000   AAA        5.000% due 11/1/38                             1,720,000
   500,000   A+     Cartersville Development Authority Revenue
                      Refunding, Sewer Facilities, Anheuser Busch,
                      6.125% due 5/1/27 (c)                              503,750
 1,000,000   AAA    Columbia County Water & Sewer Revenue,
                      FGIC-Insured, 5.500% due 6/1/25                    978,750
    10,000   AAA    Fulton County Water & Sewer Revenue,
                      FGIC-Insured, 6.375% due 1/1/14                     10,837
   500,000   AAA    Milledgeville Water & Sewer Revenue,
                      FSA-Insured, 6.000% due 12/1/21                    521,875
 1,000,000   AA     Peachtree City Water & Sewer Authority, Sewer
                      System Revenue, Series A, 5.375% due 3/1/22        961,250
 1,500,000   AAA    Rockdale County Water & Sewer Authority Revenue,
                    Series A, MBIA-Insured, 5.500% due 7/1/25          1,456,875
--------------------------------------------------------------------------------
                                                                       7,140,837
--------------------------------------------------------------------------------
                    TOTAL INVESTMENTS -- 100%
                     (Cost-- $61,627,285**)                          $61,401,984
================================================================================

     (a) All ratings are by Standard & Poor's Ratings Service, except those identified by an asterisk (*), which are rated by Moody's Investors Service, Inc.

     (b) Bonds are escrowed to maturity with U.S. government securities and are considered by the manager to be triple-A rated even if the issuer has not applied for new ratings.

     (c) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.

     (d) Variable rate obligation payable at par on demand at any time on no more than seven days notice.

     (e) Bonds are escrowed with U.S. government securities and are considered by the manager to be triple-A rated even if the issuer had not applied for new ratings.

     ** Aggregate cost for Federal income tax purposes is substantially the same.

          See pages 22 and 23 for definitions of ratings and certain security definitions.

                      SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
16                                            2000 ANNUAL REPORT TO SHAREHOLDERS

  SCHEDULES OF INVESTMENTS (CONTINUED)                         MARCH 31, 2000

                            PENNSYLVANIA PORTFOLIO

   FACE
  AMOUNT    RATING(A)                  SECURITY                        VALUE
================================================================================
EDUCATION -- 14.0%
$  700,000   AA     Chester County Health & Education Facilities
                      Authority College Revenue, Immaculata
                      College, 5.600% due 10/15/18                     $ 678,125
   750,000   AA     Delaware County, College Revenue, Haverford
                      College, 5.750% due 11/15/29                       737,813
 1,615,000   AAA    Erie School District, Capital Appreciation,
                      Refunding, FSA-Insured, zero coupon due 9/1/18     557,175
                    McKeesport Area School District, Capital
                      Appreciation,
                       Series C, AMBAC-Insured:
 1,310,000   AAA         Zero coupon due 10/1/17                         481,425
 3,000,000   AAA         Zero coupon due 10/1/20                         900,000
 2,340,000   AAA         Zero coupon due 10/1/28                         429,975
 1,400,000   AAA    Pennsylvania Cambria School District, Capital
                      Appreciation, FGIC-Insured, zero coupon due
                      8/15/23                                            351,750
                    Pennsylvania State Higher Education Facilities
                      Authority Revenue:
 1,000,000   A-          Drexel University, 6.000% due 5/1/29            995,000
   920,000   AAA         Thomas Jefferson University, AMBAC-Insured,
                           5.000% due 7/1/19                             831,450
 1,250,000   NR     Philadelphia Hospitals & Higher Education
                      Facilities Authority Revenue, Chestnut Hill
                      College, 6.000% due 10/1/29                      1,118,750
 2,000,000   AAA    Philadelphia School District, Series A,
                      MBIA-Insured, 4.500% due 4/1/23                  1,635,000
--------------------------------------------------------------------------------
                                                                       8,716,463
--------------------------------------------------------------------------------
ESCROWED TO MATURITY (B) -- 6.0%
   405,000   NR     Allegheny County Hospital Development Authority
                      Revenue, Montefiore Hospital Association
                      Western Pennsylvania, 6.875% due 7/1/09            433,856
   295,000   AAA    Berks County, PA Municipal Hospital Authority
                      Revenue,(General Hospital Project), 9.500%
                      due 7/1/05                                         331,506
 1,550,000   AAA    Cambria County Hospital Development Authority,
                      Conemaugh Valley Memorial Hospital,
                      7.625% due 9/1/11                                1,759,245
   365,000   AAA    Lewisburg Area School District Building,
                      AMBAC-Insured, 9.750% due 2/15/04                  409,713
    85,000   AAA    Pennsylvania State Educational Facilities
                      Authority, College & University Revenue,
                      Temple University, MBIA-Insured, 9.375%
                      due 6/15/03                                         84,986
   155,000   AAA    Scranton-Lackawanna Health & Welfare Authority
                      Revenue,(Scranton University Project),
                      AMBAC-Insured, 10.000% due 10/1/03                 170,306

                      SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
SMITH BARNEY MUNI FUNDS                                                       17

  SCHEDULES OF INVESTMENTS (CONTINUED)                         MARCH 31, 2000

                            PENNSYLVANIA PORTFOLIO

   FACE
  AMOUNT    RATING(A)                  SECURITY                        VALUE
================================================================================
ESCROWED TO MATURITY (B) -- 6.0% (CONTINUED)
$  245,000   AAA    Southeastern Greene School District, 9.375%
                      due 7/1/03                                      $  263,069
    80,000   AAA    West Chester Sewer Revenue, 9.750% due 5/1/07         93,900
   185,000   AAA    York County GO, Refunding, AMBAC-Insured,
                      8.875% due 6/1/06                                  207,894
--------------------------------------------------------------------------------
                                                                       3,754,475
--------------------------------------------------------------------------------
FINANCE -- 1.6%
 1,000,000   BBB-   Virgin Islands Public Finance Authority Revenue,
                      Gross Receipts Taxes, Series A, 6.500%
                      due 10/1/24                                      1,010,000
--------------------------------------------------------------------------------
GENERAL OBLIGATION -- 7.4%
 4,185,000   AAA    Erie County GO, Capital Appreciation, Series B,
                      zero coupon due 11/15/18                         1,428,131
 1,500,000   AAA    Lancaster County GO, Series A, FGIC-Insured,
                      4.500% due 5/1/28                                1,207,500
 1,500,000   AAA    Philadelphia GO, FGIC-Insured, 4.750%
                      due 5/15/20                                      1,293,750
 2,000,000   AAA    Westmoreland County GO, FGIC-Insured,
                      zero coupon due 12/1/18                            680,000
--------------------------------------------------------------------------------
                                                                       4,609,381
--------------------------------------------------------------------------------
HOSPITAL -- 20.8%
   500,000   AAA    Allegheny County Hospital Development Authority
                      Revenue, (General Hospital Project), Series A,
                      MBIA-Insured, 6.250% due 9/1/20                    488,750
 1,000,000   BBB    Allentown Area Hospital Authority Revenue, Sacred
                      Heart Hospital, 6.750% due 11/15/14                975,000
 1,000,000   NR     Chartiers Valley Industrial & Commercial
                      Development Authority, Mortgage Revenue, Asbury
                      Health Center, 6.375% due 12/1/19                  891,250
 1,000,000   AAA    Delaware County Health System Authority Revenue,
                      Catholic Health East, Series A, AMBAC-Insured,
                      4.875% due 11/15/26                                842,500
 1,260,000   AA     Erie County Hospital Authority, Health Facilities
                      Revenue,(St. Mary's Home Project), Asset
                      Guaranteed, 6.000% due 8/15/23                   1,236,375
 1,000,000   AA     Geisinger County Health System Authority,
                      Series A, 5.000% due 8/15/28                       831,250
 1,000,000   BBB+   Hazelton Health Services Authority Revenue,
                      St. Joseph's Medical Center, 6.200% due 7/1/26     876,250
 1,000,000   BBB    Horizon Hospital System Authority Revenue,
                      Horizon Hospital Systems Inc., 6.350% due
                      5/15/26                                            922,500
 1,000,000   NR     Philadelphia Authority for Industrial Development,
                      Health Care Facility Revenue, Baptist Home of
                      Philadelphia, Series A, 5.600% due 11/15/28        746,250

                      SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
18                                            2000 ANNUAL REPORT TO SHAREHOLDERS

  SCHEDULES OF INVESTMENTS (CONTINUED)                         MARCH 31, 2000

                            PENNSYLVANIA PORTFOLIO

   FACE
  AMOUNT    RATING(A)                  SECURITY                        VALUE
================================================================================
HOSPITAL -- 20.8% (CONTINUED)
$1,410,000   AAA    Philadelphia Hospital & Higher Education
                      Facilities Authority, Hospital Revenue,
                      Series A, FHA-Insured, 5.300% due 1/1/18       $ 1,291,913
   525,000   AA     Potter County Hospital Authority Revenue, Asset
                      Guaranteed, 6.050% due 8/1/24                      528,281
   500,000   BBB-   Ryder Memorial Hospital Project, Series A,
                      6.700% due 5/1/24                                  486,875
                    Scranton-Lackawanna Health & Welfare Authority
                      Revenue:
   500,000   BBB-++   Allied Services Rehabilitation Hospitals,
                      (Project-A),
                          7.600% due 7/15/20                             522,500
 1,000,000   NR     Lackawanna Junior College, 5.750% due 11/1/20        860,000
   750,000   BBB-   Moses Taylor Hospital Project, 6.250%
                      due 7/1/20                                         651,563
 1,000,000   AA-    St. Mary Hospital Authority, Bucks County,
                      Catholic Health Initiatives, Series A, 5.000%
                      due 12/1/18                                        863,750
--------------------------------------------------------------------------------
                                                                      13,015,007
--------------------------------------------------------------------------------
HOUSING: MULTI-FAMILY -- 2.8%
 1,500,000   BBB+++ Montgomery County Redevelopment Authority,
                      Multi-Family Housing Revenue, (KBF Associates
                      L.P. Project) Series A, 6.375% due 7/1/12        1,516,875
   205,000   AAA    Pittsburgh Urban Redevelopment Authority,
                      Mortgage Revenue, Series B,
                      FNMA/GNMA-Collateralized, 6.950%
                      due 10/1/10 (c)                                    209,613
--------------------------------------------------------------------------------
                                                                       1,726,488
--------------------------------------------------------------------------------
HOUSING: SINGLE-FAMILY -- 7.1%
                    Allegheny County, Residential Mortgage Refunding,
                      Single-Family Housing, GNMA-Collateralized:
   970,000   Aaa*       6.875% due 5/1/26 (c)                          1,012,438
 1,000,000   Aaa*       Series FF-2, 6.000%, due 11/1/31 (c)             976,250
 1,535,000   Aaa*       Zero coupon due 5/1/27 (c)                       209,144
 1,500,000   AA+    Pennsylvania HFA, Single-Family Housing Mortgage
                      Revenue, Series 40, 6.900% due 4/1/25 (c)        1,556,250
   640,000   AAA    Puerto Rico Single-Family Housing Mortgage Revenue,
                      GNMA/FNMA/FHLMC-Collateralized,
                      6.250% due 4/1/29 (c)                              653,600
--------------------------------------------------------------------------------
                                                                       4,407,682
--------------------------------------------------------------------------------
INDUSTRIAL DEVELOPMENT -- 9.7%
 1,000,000   Baa2*  Allegheny County IDA Refunding Environmental
                      Improvement, USX Corp., 6.700% due 12/1/20       1,018,750
 1,000,000   A3*    Bradford County IDA Solid Waste, International
                      Paper Co., 6.600% due 3/1/19 (c)                 1,011,250
 1,000,000   BB-    Delaware County IDA Revenue, Resource Recovery
                      Facility, Series A, 6.200% due 7/1/19              892,500

                      SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
SMITH BARNEY MUNI FUNDS                                                       19

  SCHEDULES OF INVESTMENTS (CONTINUED)                         MARCH 31, 2000

                            PENNSYLVANIA PORTFOLIO

   FACE
  AMOUNT    RATING(A)                  SECURITY                        VALUE
================================================================================
INDUSTRIAL DEVELOPMENT -- 9.7% (CONTINUED)
$1,000,000   A3*    Erie County IDA Environmental Improvement Revenue,
                      (International Paper Co. Project), Series A,
                      7.625% due 11/1/18 (c)                          $1,075,000
 1,000,000   NR     Pennsylvania Economic Development Finance
                      Authority Facilities Revenue, National
                      Gypsum Co., Series A, 6.250% due 11/1/27           908,750
   300,000   AA     Philadelphia IDR, Cancer Research Institute,
                      Series A, 3.950% due 7/1/23 (d)                    300,000
 1,000,000   BBB    Schuykill County IDA, Pine Grove Landfill Inc.,
                      5.100% mandatory tender 10/1/19 (c)                871,250
--------------------------------------------------------------------------------
                                                                       6,077,500
--------------------------------------------------------------------------------
LIFE CARE -- 6.3%
                    Montgomery County IDA, Retirement Community Revenue:
 1,500,000   A-       5.250% due 11/15/28                              1,145,625
 1,500,000   A-       Series A, 5.875% due 11/15/22                    1,327,500
 1,000,000   A-       Series B, 5.625% due 11/15/12                      953,750
   610,000   AA     Schuykill County IDA, Charity Obligation Group,
                      Series A, 5.000% due 11/1/28                       506,300
--------------------------------------------------------------------------------
                                                                       3,933,175
--------------------------------------------------------------------------------
MISCELLANEOUS -- 10.8%
                    Dauphin County General Authority:
 1,255,000   NR       Hotel & Conference Center, Hyatt Regency,
                        6.200% due 1/1/29                              1,131,069
 1,000,000   NR       Office & Package, Riverfront Office, 6.000%
                        due 1/1/25                                       895,000
 1,000,000   AAA    Delaware Valley Regional Finance Authority, Local
                      Government Revenue, Series A, AMBAC-Insured,
                      5.500% due 8/1/28                                  951,250
                    Pittsburgh & Allegheny County Public Auditorium:
 1,175,000   AAA      Hotel Room, AMBAC-Insured, 5.000% due 2/1/17     1,079,531
 1,000,000   AAA      Regional Asset District Sales Tax,
                        AMBAC-Insured, 5.000% due 2/1/24                 882,500
 1,000,000   BBB    Puerto Rico Industrial, Tourist, Educational,
                      Medical & Environmental Control Facilities,
                      (San Lucas & Cristo Project), Series A, 5.750%
                      due 6/1/19                                         866,250
 1,000,000   AAA    Puerto Rico Municipal Finance Agency, Series A,
                      FSA-Insured, 5.500% due 8/1/23                     973,750
--------------------------------------------------------------------------------
                                                                       6,779,350
--------------------------------------------------------------------------------
POLLUTION CONTROL -- 0.8%
   500,000   BBB-   Pennsylvania EDA, Resource Recovery Revenue,
                      (Colver Project), Series D, 7.150%
                      due 12/1/18 (c)                                    514,375
--------------------------------------------------------------------------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
20                                            2000 ANNUAL REPORT TO SHAREHOLDERS

  SCHEDULES OF INVESTMENTS (CONTINUED)                         MARCH 31, 2000

                            PENNSYLVANIA PORTFOLIO

   FACE
  AMOUNT    RATING(A)                  SECURITY                        VALUE
================================================================================
PRE-REFUNDED (E) -- 0.9%
$  465,000   Aaa*   Philadelphia Hospital Revenue, (United Hospital
                      Inc. Project), (Call 7/1/05 @ 100),
                      10.875% due 7/1/08                             $   559,163
--------------------------------------------------------------------------------
PUBLIC FACILITIES -- 2.6%
                    Harrisburg Redevelopment Authority, FSA-Insured:
 1,750,000   AAA      Zero coupon bond due 5/1/17                        675,938
 2,750,000   AAA      Zero coupon bond due 5/1/19                        928,125
--------------------------------------------------------------------------------
                                                                       1,604,063
--------------------------------------------------------------------------------
SOLID WASTE -- 1.5%
 1,000,000   BB-    New Morgan IDA Solid Waste Disposal, Browning Ferris
                      Industries Inc., 6.500% due 4/1/19 (c)             940,000
--------------------------------------------------------------------------------
TRANSPORTATION -- 7.0%
   950,000   AAA    Delaware River Port Authority, (Port District
                      Project), Series B, MBIA-Insured, 5.000%
                      due 1/1/26                                         846,688
   815,000   AAA    Philadelphia IDA, Airport Revenue, Philadelphia
                      Airport Revenue, (Philadelphia Airport System
                      Project), Series A, 5.000% due 7/1/15 (c)          746,744
 1,825,000   AAA    Puerto Rico Commonwealth Highway & Transportation
                      Authority, 5.000% due 7/1/36                     1,624,250
 1,200,000   Baa2*  Puerto Rico Port Authority Revenue, American
                      Airlines, Series A, 6.250% due 6/1/26 (c)        1,183,500
--------------------------------------------------------------------------------
                                                                       4,401,182
--------------------------------------------------------------------------------
UTILITIES -- 0.7%
   400,000   AAA    Guam Power Authority Revenue, Series A,
                      6.750% due 10/1/24 (d)                             440,000
--------------------------------------------------------------------------------
                    TOTAL INVESTMENTS -- 100%
                      (Cost-- $65,447,300**)                         $62,488,304
================================================================================

     (a) All ratings are by Standard & Poor's Ratings Service, except those identified by an asterisk (*) which are rated by Moody's Investors Service, Inc. and those identified by a double dagger (++) which are rated Fitch IBCA, Inc.

     (b) Bonds are escrowed to maturity with U.S. government securities and are considered by the manager to be triple-A rated even if the issuer has not applied for new ratings.

     (c) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.

     (d) Variable rate obligation payable at par on demand at any time on no more than seven days notice.

     (e) Bond is escrowed with U.S. government securities and is considered by the manager to be triple A rated even if the issuer has not applied for new ratings.

     ** Aggregate cost for Federal income tax purposes is substantially the same.

          See pages 22 and 23 for definitions of ratings and certain security definitions.

                      SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
SMITH BARNEY MUNI FUNDS                                                       21

  BOND RATINGS (UNAUDITED)

The definitions of the applicable rating symbols are set forth below:

STANDARD & POOR'S RATINGS SERVICE ("STANDARD & POOR'S") -- Ratings from "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories. AAA -- Bonds rated "AAA" have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA       -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A        -- Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB      -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB       -- Bonds rated "BB" and "B" are regarded, on balance, as predominantly and B speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "B" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.


MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "Ba", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa      -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa       -- Bonds rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.
A        -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa      -- Bonds rated "Baa" are considered as medium grade obligations,
            i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba       -- Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes in this class.

--------------------------------------------------------------------------------
22                                            2000 ANNUAL REPORT TO SHAREHOLDERS

FITCH IBCA, INC. ("FITCH") -- Ratings may be modified by the addition of a plus (+) sign or minus (-) sign to show relative standings within the major ratings categories.

BBB      -- Bonds rated "BBB" by Fitch currently have a low expectation of credit risk. The capacity for timely payment of financial commitments is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to impair this capacity. This is the lowest investment grade category assigned by Fitch.
NR       -- Indicates that the bond is not rated by Standard & Poor's, Moody's or Fitch.

  SHORT-TERM SECURITY RATINGS (UNAUDITED)

SP-1     -- Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
A-1      -- Standard & Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safely regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a (+) sign.
P-1      -- Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.
VMIG 1   -- Moody's highest rating for issues having demand feature -- VRDO.
VMIG 2   -- Moody's second highest rating for issues having a demand feature --
            VRDO.

  SECURITY DESCRIPTIONS (UNAUDITED)

ABAG     -- Association of Bay Area
             Governments
ACA      -- American Capital Assurance
AIG      -- American International Guaranty
AMBAC    -- AMBAC Indemnity Corporation
BAN      -- Bond Anticipation Notes
BIG      -- Bond Investors Guaranty
CGIC     -- Capital Guaranty Insurance
             Company
CHFCLI   -- California Health Facility
             Construction Loan Insurance
CONNIE   -- College Construction Loan
  LEE        Insurance Association
COP      -- Certificate of Participation
EDA      -- Economic Development Authority
ETM      -- Escrowed to Maturity
FGIC     -- Financial Guaranty Insurance
             Company
FHA      -- Federal Housing Administration
FHLMC    -- Federal Home Loan Mortgage
             Corporation
FLAIRS   -- Floating Adjustable Interest Rate
             Securities
FNMA     -- Federal National Mortgage
             Association
FRTC     -- Floating Rate Trust Certificates
FSA      -- Financial Security Assurance
GIC      -- Guaranteed Investment Contract
GNMA     -- Government National Mortgage
             Association
GO       -- General Obligation
HDC      -- Housing Development
             Corporation
HFA      -- Housing Finance Authority
IDA      -- Industrial Development Agency
IDB      -- Industrial Development Board
IDR      -- Industrial Development Revenue
INFLOS   -- Inverse Floaters
LOC      -- Letter of Credit
MBIA     -- Municipal Bond Investors
             Assurance Corporation
MVRICS   -- Municipal Variable Rate Inverse
             Coupon Security
PCR      -- Pollution Control Revenue
RAN      -- Revenue Anticipation Notes
RIBS     -- Residual Interest Bonds
RITES    -- Residual Interest Tax-Exempt
             Securities
SYCC     -- Structured Yield Curve Certificate
TAN      -- Tax Anticipation Notes
TECP     -- Tax-Exempt Commercial Paper
TOB      -- Tender Option Bonds
TRAN     -- Tax and Revenue Anticipation
             Notes
VA       -- Veterans Administration
VRWE     -- Variable Rate Wednesday
             Demand

--------------------------------------------------------------------------------
SMITH BARNEY MUNI FUNDS                                                       23

  STATEMENTS OF ASSETS AND LIABILITIES                         MARCH 31, 2000

                                                     GEORGIA       PENNSYLVANIA
                                                    PORTFOLIO        PORTFOLIO
================================================================================
ASSETS:
  Investments, at value (Cost-- $61,627,285
    and $65,447,300, respectively)                 $61,401,984      $62,488,304
  Cash                                                  50,954           21,567
  Receivable for securities sold                     1,393,931          151,382
  Interest receivable                                1,089,479        1,163,689
  Receivable for Fund shares sold                        1,309          142,232
  Other assets                                          22,656               --
--------------------------------------------------------------------------------
  TOTAL ASSETS                                      63,960,313       63,967,174
--------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased                   3,161,902          728,039
  Dividend payable                                     140,596          112,337
  Management fees payable                              132,192           88,498
  Distribution fees payable                              7,422            9,919
  Payable for Fund shares purchased                         --           42,621
  Accrued expenses                                      23,555           76,909
--------------------------------------------------------------------------------
  TOTAL LIABILITIES                                  3,465,667        1,058,323
--------------------------------------------------------------------------------
TOTAL NET ASSETS                                   $60,494,646      $62,908,851
================================================================================
NET ASSETS:
  Par value of beneficial interest                 $     4,882      $     5,167
  Capital paid in excess of par value               62,504,664       67,419,292
  Undistributed net investment income                   21,537           40,880
  Accumulated net realized loss from
   security transactions                            (1,811,136)      (1,597,492)
  Net unrealized depreciation of investments          (225,301)      (2,958,996)
--------------------------------------------------------------------------------
TOTAL NET ASSETS                                   $60,494,646      $62,908,851
================================================================================
SHARES OUTSTANDING:
  Class A                                            3,477,238        2,296,364
--------------------------------------------------------------------------------
  Class B                                              928,722        2,160,866
--------------------------------------------------------------------------------
  Class L                                              476,112          710,071
--------------------------------------------------------------------------------
NET ASSET VALUE:
  Class A (and redemption price)                        $12.40           $12.18
--------------------------------------------------------------------------------
  Class B *                                             $12.40           $12.17
--------------------------------------------------------------------------------
  Class L **                                            $12.39           $12.16
--------------------------------------------------------------------------------
MAXIMUM PUBLIC OFFERING PRICE PER SHARE:
  Class A (net asset value plus 4.17%
   of net asset value)                                  $12.92           $12.69
--------------------------------------------------------------------------------
  Class L (net asset value plus 1.01%
   of net asset value)                                  $12.52           $12.28
================================================================================

* Redemption price is NAV of Class B shares reduced by a 4.50% CDSC if shares are redeemed within one year from initial purchase (See Note 4).

** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.


                      SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
24                                            2000 ANNUAL REPORT TO SHAREHOLDERS

  STATEMENTS OF OPERATIONS                  FOR THE YEAR ENDED MARCH 31, 2000


                                                     GEORGIA        PENNSYLVANIA
                                                    PORTFOLIO         PORTFOLIO
================================================================================
INVESTMENT INCOME:
  Interest                                         $ 3,182,840      $ 4,072,866
--------------------------------------------------------------------------------
EXPENSES:
  Management fees (Note 4)                             249,390          310,437
  Distribution fees (Note 4)                           184,106          290,920
  Shareholder and system servicing fees                 27,798           32,892
  Audit and legal                                       19,355           15,002
  Shareholder communications                            13,838           23,498
  Pricing service fees                                   8,422           11,001
  Registration fees                                      3,921            8,488
  Custody                                                2,875            3,654
  Trustees' fees                                         1,743            3,000
  Other                                                  8,191            8,465
--------------------------------------------------------------------------------
  TOTAL EXPENSES                                       519,639          707,357
  Less:  Management fee waiver (Note 4)                     --          (81,072)
--------------------------------------------------------------------------------
  NET EXPENSES                                         519,639          626,285
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                2,663,201        3,446,581
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED LOSS ON
INVESTMENTS (NOTE 5):
  Realized Loss From Security Transactions
  (excluding short-term securities):
    Proceeds from sales                             54,007,134       36,133,700
    Cost of securities sold                         55,682,039       37,710,390
--------------------------------------------------------------------------------
  NET REALIZED LOSS                                 (1,674,905)      (1,576,690)
--------------------------------------------------------------------------------
INCREASE IN NET UNREALIZED DEPRECIATION (NOTE 7)    (2,644,325)      (5,444,951)
--------------------------------------------------------------------------------
NET LOSS ON INVESTMENTS                             (4,319,230)      (7,021,641)
--------------------------------------------------------------------------------
DECREASE IN NET ASSETS FROM OPERATIONS             $(1,656,029)     $(3,575,060)
================================================================================

                      SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
SMITH BARNEY MUNI FUNDS                                                       25

  STATEMENTS OF CHANGES IN NET ASSETS

                                                            FOR THE YEARS ENDED MARCH 31,
GEORGIA PORTFOLIO                                               2000             1999
==========================================================================================
OPERATIONS:
  Net investment income                                     $  2,663,201     $  1,970,936
  Net realized gain (loss)                                    (1,674,905)         123,595
  (Increase) decrease in net unrealized depreciation          (2,644,325)          91,303
------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS           (1,656,029)       2,185,834
-----------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM (NOTE 3):
  Net investment income                                       (2,638,507)      (1,971,954)
  In excess of net investment income                                  --         (104,830)
  Net realized gains                                                  --         (290,345)
------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS                             (2,638,507)      (2,367,129)
------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 9):
  Net proceeds from sale of shares                             9,525,730       22,627,987
  Net asset value of shares issued in connection
    with the transfer of the Alterman Investment
    Fund's net assets (Note 7)                                21,598,463              --
  Net asset value shares issued
    for reinvestment of dividends                              1,367,928        1,517,319
  Cost of shares reacquired                                  (23,320,000)      (4,201,549)
------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM
    FUND SHARE TRANSACTIONS                                    9,172,121       19,943,757
------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS                                         4,877,585       19,762,462
NET ASSETS:
  Beginning of year                                           55,617,061       35,854,599
------------------------------------------------------------------------------------------
  END OF YEAR*                                               $60,494,646      $55,617,061
==========================================================================================
* Includes undistributed (overdistributed)
   net investment income of:                                     $21,537          $(3,157)
==========================================================================================

                      SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
26                                           2000 ANNUAL REPORT TO SHAREHOLDERS

                                                        FOR THE YEARS ENDED MARCH 31,
PENNSYLVANIA PORTFOLIO                                       2000             1999
======================================================================================
OPERATIONS:
  Net investment income                                 $ 3,446,581       $ 2,431,899
  Net realized gain (loss)                               (1,576,690)          207,244
  Increase in net unrealized depreciation                (5,444,951)          (40,052)
--------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS      (3,575,060)        2,599,091
--------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM (NOTE 3):
  Net investment income                                  (3,409,604)       (2,524,706)
  Net realized gains                                       (114,455)         (607,140)
--------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS                        (3,524,059)       (3,131,846)
--------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS FROM (NOTE 9):
  Net proceeds from sale of shares                       26,277,685        42,109,612
  Net asset value shares issued
    for reinvestment of dividends                         2,075,666         2,087,057
  Cost of shares reacquired                             (25,787,914)      (19,173,695)
--------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM
    FUND SHARE TRANSACTIONS                               2,565,437        25,022,974
--------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                        (4,533,682)       24,490,219
NET ASSETS:
  Beginning of year                                      67,442,533        42,952,314
--------------------------------------------------------------------------------------
  END OF YEAR*                                          $62,908,851       $67,442,533
======================================================================================
* Includes undistributed net investment income of:          $40,880            $3,903
======================================================================================

                      SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
SMITH BARNEY MUNI FUNDS                                                       27

  NOTES TO FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING POLICIES

The Georgia and Pennsylvania Portfolios ("Portfolios") are separate investment portfolios of the Smith Barney Muni Funds ("Fund"). The Fund, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end non-diversified management investment company and consists of these Portfolios and seven other separate investment portfolios:
Florida, New York, National, Limited Term, California Money Market, Massachusetts Money Market and New York Money Market portfolios. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Portfolios are:
(a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the bid and ask prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; (d) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (e) gains or losses on the sale of securities are calculated by using the specific identifications method; (f) interest income, adjusted for amortization of premium and original issue discount, is recorded on an accrual basis; market discount is recognized upon the disposition of the security; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) direct expenses are charged to each Portfolio and each class; management fees and general fund expenses are allocated on the basis of relative net assets; (i) each Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At March 31, 2000, reclassifications were made to the capital accounts of Georgia Portfolio and Pennsylvania Portfolio to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, for the Georgia Portfolio, a portion of accumulated net realized loss amounting to $31,944 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by these changes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from


--------------------------------------------------------------------------------
28                                            2000 ANNUAL REPORT TO SHAREHOLDERS
operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2.  PORTFOLIO CONCENTRATION

Since the Georgia and Pennsylvania Portfolios invest primarily in obligations of issuers within Georgia and Pennsylvania, respectively, each Portfolio is subject to possible concentration risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting the respective state in which it invests.

3.  EXEMPT-INTEREST DIVIDENDS AND OTHER DISTRIBUTIONS

Each Portfolio intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Portfolio.

Capital gain distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

4.  MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS

SSB Citi Fund Management LLC ("SSBC"), formerly known as SSBC Fund Management Inc., a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager to the Portfolios. The Portfolios pay SSBC a management fee calculated at an annual rate of 0.45% of their respective average daily net assets. This fee is calculated daily and paid monthly. For the year ended March 31, 2000, SSBC waived management fees of $81,072 for the Pennsylvania Portfolio.

Effective October 1999, Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, became the Portfolios' transfer agent and PFPC Global Fund Services ("PFPC") acts as the Portfolios' sub-transfer agent. CFTC receives account fees and asset-based fees that vary according to account size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. During the period October 1, 1999 through March 31, 2000, the Portfolios paid transfer agent fees totaling $15,472 to CFTC.

CFBDS, Inc. ("CFBDS") acts as the Fund's distributor. Salomon Smith Barney Inc. ("SSB"), as well as certain other broker-dealers, continues to sell Fund shares to the public as a member of the selling group.


--------------------------------------------------------------------------------
SMITH BARNEY MUNI FUNDS                                                       29

There are maximum initial sales charges of 5.00% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares, which applies if redemption occurs less than one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended March 31, 2000, CDSC's paid to SSB and sales charges received by CFBDS and SSB were approximately:

                                     CDSC'S                     SALES CHARGES
                          ------------------------------     -------------------
PORTFOLIO                 CLASS A    CLASS B     CLASS L     CLASS A    CLASS L
--------------------------------------------------------------------------------
Georgia                   $21,000    $34,000     $3,000      $61,000     $ 9,000
--------------------------------------------------------------------------------
Pennsylvania                2,000     37,000      6,000       93,000      18,000
--------------------------------------------------------------------------------

Pursuant to a Distribution Plan, the Portfolios pay a service fee with respect to Class A, B and L shares calculated at an annual rate of 0.15% of the average daily net assets of each respective class. The Portfolios also pay a distribution fee with respect to Class B and L shares calculated at an annual rate of 0.50% and 0.55% of the average daily net assets of each class, respectively.

For the year ended March 31, 2000, total Distribution Plan fees incurred were:

PORTFOLIO                                        CLASS A     CLASS B    CLASS L
--------------------------------------------------------------------------------
Georgia                                          $53,885    $ 81,307    $48,914
--------------------------------------------------------------------------------
Pennsylvania                                      48,736     172,681     69,503
--------------------------------------------------------------------------------

All officers and one Trustee of the Fund are employees of SSB.

5.  INVESTMENTS

During the year ended March 31, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                                                     GEORGIA     PENNSYLVANIA
                                                    PORTFOLIO      PORTFOLIO
--------------------------------------------------------------------------------
Purchases                                         $63,449,059    $39,320,050
--------------------------------------------------------------------------------
Sales                                              54,007,134     36,133,700
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
30                                            2000 ANNUAL REPORT TO SHAREHOLDERS

At March 31, 2000, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                     GEORGIA     PENNSYLVANIA
                                                    PORTFOLIO      PORTFOLIO
--------------------------------------------------------------------------------
Gross unrealized appreciation                     $ 1,200,414    $   663,245
Gross unrealized depreciation                      (1,425,715)    (3,622,241)
--------------------------------------------------------------------------------
Net unrealized depreciation                       $  (225,301)   $(2,958,996)
--------------------------------------------------------------------------------

6.  FUTURES CONTRACTS

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract.

The Portfolio enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At March 31, 2000, the Portfolios had no open futures contracts.

7.  TRANSFER OF NET ASSETS

On December 10, 1999, the Georgia Portfolio acquired the assets and certain liabilities of the Alterman Investment Fund, Inc. ("Alterman Fund") pursuant to a plan of reorganization approved by Alterman Fund shareholders on December 7, 1999. Total Class A shares issued by the Georgia Portfolio and the total net assets of the Alterman Fund and the Georgia Portfolio on the date of the transfer were as follows:


                           CLASS A SHARES       TOTAL NET         TOTAL NET
                            ISSUED BY THE     ASSETS OF THE     ASSETS OF THE
ACQUIRED PORTFOLIO        GEORGIA PORTFOLIO   ALTERMAN FUND   GEORGIA PORTFOLIO
--------------------------------------------------------------------------------
Alterman Fund                 1,756,148        $21,598,463      $46,533,613
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
SMITH BARNEY MUNI FUNDS                                                       31

The total net assets of the Alterman Fund before acquisition included unrealized appreciation of $5,627. Total net assets of the Georgia Portfolio immediately after the transfer were $68,132,076. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

8.  CAPITAL LOSS CARRYFORWARDS

At March 31, 2000, the Georgia Portfolio and Pennsylvania had, for Federal income tax purposes, approximately $1,015,300 and $668,000, respectively, of unused capital loss carryforwards available to offset future capital gains. To the extent that these capital carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

The amount and expiration of the carryforwards are indicated below. Expiration occurs on March 31 of the year indicated:

                                               2007        2008         TOTAL
--------------------------------------------------------------------------------
Georgia Portfolio                             $32,000    $983,300    $1,015,300
--------------------------------------------------------------------------------
Pennsylvania Portfolio                             --     668,000       668,000
--------------------------------------------------------------------------------


9. SHARES OF BENEFICIAL INTEREST

At March 31, 2000, the Fund had an unlimited amount of shares of beneficial interest authorized with a par value of $0.001 per share. The Portfolios have the ability to issue multiple classes of shares. Each share of a class represents an identical interest in its respective Portfolio and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

At March 31, 2000, total paid-in capital amounted to the following for each class and their respective Portfolio:

PORTFOLIO                                     CLASS A     CLASS B      CLASS L
--------------------------------------------------------------------------------
Georgia                                     $44,459,130 $11,864,130  $6,186,286
--------------------------------------------------------------------------------
Pennsylvania                                 30,309,167  27,882,604   9,232,688
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
32                                            2000 ANNUAL REPORT TO SHAREHOLDERS

Transactions in shares of each class were as follows:

                                 YEAR ENDED                    YEAR ENDED
                               MARCH 31, 2000                MARCH 31, 1999
--------------------------------------------------------------------------------
GEORGIA PORTFOLIO           SHARES        AMOUNT         SHARES        AMOUNT
--------------------------------------------------------------------------------

CLASS A
Shares sold                 433,730   $  5,489,120     1,200,278   $ 16,271,337
Net asset value of shares issued
  in connection with the transfer
  of the Alterman Investment
  Fund, Inc.'s net assets
  (Note 7)                1,756,148     21,598,463            --             --
Shares issued on
  reinvestment               66,344        833,376        67,730        914,734
Shares reacquired        (1,361,842)   (16,857,809)     (211,503)    (2,869,561)
--------------------------------------------------------------------------------
Net Increase                894,380   $ 11,063,150     1,056,505   $ 14,316,510
--------------------------------------------------------------------------------

CLASS B
Shares sold                 165,268   $  2,079,687       261,025   $  3,530,318
Shares issued on
  reinvestment               23,121        290,041        27,819        375,581
Shares reacquired          (275,576)    (3,444,014)      (70,773)      (957,095)
--------------------------------------------------------------------------------
Net Increase (Decrease)     (87,187)  $ (1,074,286)      218,071   $  2,948,804
--------------------------------------------------------------------------------

CLASS L*
Shares sold                 156,250   $  1,956,923       209,651   $  2,826,332
Shares issued on
  reinvestment               19,527        244,511        16,827        227,004
Shares reacquired          (244,377)    (3,018,177)      (27,773)      (374,893)
--------------------------------------------------------------------------------
Net Increase (Decrease)     (68,600)  $   (816,743)      198,705   $  2,678,443
--------------------------------------------------------------------------------


PENNSYLVANIA PORTFOLIO
--------------------------------------------------------------------------------

CLASS A
Shares sold               1,221,597   $ 15,315,858     2,220,491   $ 30,095,215
Shares issued on
  reinvestment               88,369      1,101,770        74,724      1,013,016
Shares reacquired        (1,373,637)   (16,745,468)   (1,113,160)   (15,119,889)
--------------------------------------------------------------------------------
Net Increase (Decrease)     (63,671)  $   (327,840)    1,182,055   $ 15,988,342
--------------------------------------------------------------------------------

CLASS B
Shares sold                 657,252   $  8,326,581       619,028   $  8,397,240
Shares issued on
  reinvestment               57,077        709,871        55,942        756,780
Shares reacquired          (434,227)    (5,325,766)     (219,380)    (2,969,501)
--------------------------------------------------------------------------------
Net Increase                280,102   $  3,710,686       455,590   $  6,184,519
--------------------------------------------------------------------------------

CLASS L*
Shares sold                 205,594   $  2,635,246       266,841   $  3,617,157
Shares issued on
  reinvestment               21,188        264,025        23,458        317,261
Shares reacquired          (299,024)    (3,716,680)      (79,975)    (1,084,305)
--------------------------------------------------------------------------------
Net Increase (Decrease)     (72,242)  $   (817,409)      210,324   $  2,850,113
--------------------------------------------------------------------------------

*On June 12, 1998, Class C shares were renamed Class L shares.



--------------------------------------------------------------------------------
SMITH BARNEY MUNI FUNDS                                                       33

  FINANCIAL HIGHLIGHTS

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED MARCH 31:

                                                       CLASS A SHARES
                                   -----------------------------------------------------
GEORGIA PORTFOLIO                      2000(1)   1999(1)     1998       1997       1996
-----------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR   $   13.43   $ 13.43    $  12.48  $  12.50   $ 12.10
-----------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
   Net investment income(2)               0.65      0.62        0.67      0.69      0.70
   Net realized and unrealized
     gain (loss)                         (1.06)     0.12        1.03      0.04      0.45
-----------------------------------------------------------------------------------------
Total Income (Loss) From Operations      (0.41)     0.74        1.70      0.73      1.15
-----------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                 (0.62)    (0.62)      (0.67)    (0.67)    (0.70)
   In excess of net investment income       --     (0.03)         --        --        --
   Net realized gains                       --     (0.09)      (0.08)    (0.08)    (0.05)
-----------------------------------------------------------------------------------------
Total Distributions                      (0.62)    (0.74)      (0.75)    (0.75)    (0.75)
-----------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR         $   12.40   $ 13.43    $  13.43  $  12.48   $ 12.50
-----------------------------------------------------------------------------------------
TOTAL RETURN                             (2.97)%    5.61%      13.85%     5.95%     9.67%
-----------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000S)       $  43,100   $34,680    $ 20,502  $ 14,495   $ 9,744
-----------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses(2)(3)                         0.68%     0.64%       0.50%     0.48%     0.38%
   Net investment income                  4.74      4.63        5.10      5.49      5.57
-----------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                     98%       48%         36%       81%       63%
-----------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.

(2) The Manager has waived all or part of its fees for the years ended March 31, 1999, 1998, 1997 and 1996. In addition, the Manager reimbursed expenses of $56,755 for the year ended March 31, 1996. If such fees were not waived and expenses not reimbursed, the effect on net investment income and expense ratios would have been as follows:

                                                      Expense Ratios
                 Net Investment Income          Without Fee Waivers and/or
                  Per Share Decreases             Expense Reimbursements
            -------------------------------  --------------------------------
             1999    1998     1997     1996     1999    1998    1997     1996
            -----   -----    -----    -----    -----   -----   -----    -----
    Class A $0.01   $0.04    $0.04    $0.11    0.74%   0.83%   0.90%    1.23%

(3) As a result of voluntary expense limitations, expense ratios will not exceed 0.80%.

--------------------------------------------------------------------------------
34                                            2000 ANNUAL REPORT TO SHAREHOLDERS

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED MARCH 31:

                                                   CLASS B SHARES
                                   ---------------------------------------------
GEORGIA PORTFOLIO                      2000(1)    1999(1)   1998    1997     1996
---------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR    $ 13.42    $ 13.43  $ 12.47  $12.50  $12.11
----------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
   Net investment income(2)              0.56       0.56     0.61    0.62    0.64
   Net realized and unrealized
     gain (loss)                        (1.03)      0.10     1.03    0.04    0.45
----------------------------------------------------------------------------------
Total Income (Loss) From Operations     (0.47)      0.66     1.64    0.66    1.09
----------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                (0.55)     (0.55)   (0.60)  (0.61)  (0.65)
   In excess of net investment income      --      (0.03)      --      --      --
   Net realized gains                      --      (0.09)   (0.08)  (0.08)  (0.05)
----------------------------------------------------------------------------------
Total Distributions                     (0.55)     (0.67)   (0.68)  (0.69)  (0.70)
----------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR          $ 12.40    $ 13.42  $ 13.43  $12.47  $12.50
----------------------------------------------------------------------------------
TOTAL RETURN                            (3.45)%     4.99%   13.39%   5.33%   9.08%
----------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000S)        $11,503    $13,633  $10,712  $7,354  $5,461
----------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses(2)(3)                        1.30%      1.15%    1.02%   1.00%   0.92%
   Net investment income                 4.47       4.12     4.58    4.97    5.20
----------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                    98%        48%      36%     81%     63%
----------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.

(2) The Manager has waived all or part of its fees for the years ended March 31, 1999, 1998, 1997 and 1996. In addition, the Manager reimbursed expenses of $56,755 for the year ended March 31, 1996. If such fees were not waived and expenses not reimbursed, the effect on net investment income and expense ratios would have been as follows:

                                                      Expense Ratios
                 Net Investment Income          Without Fee Waivers and/or
                  Per Share Decreases             Expense Reimbursements
            -------------------------------  --------------------------------
             1999    1998     1997     1996     1999    1998    1997     1996
            -----   -----    -----    -----    -----   -----   -----    -----
    Class B $0.02   $0.04    $0.05    $0.10    1.26%   1.35%   1.42%    1.77%

(3) As a result of voluntary expense limitations, expense ratios will not exceed 1.30%.


--------------------------------------------------------------------------------
SMITH BARNEY MUNI FUNDS                                                       35

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED MARCH 31:

                                                   CLASS L SHARES
                                   ---------------------------------------------
GEORGIA PORTFOLIO                      2000(1)  1999(1)(2) 1998   1997     1996
--------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF YEAR     $13.41   $13.41   $12.46  $12.49  $12.09
--------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
   Net investment income(3)              0.56     0.55     0.60    0.62    0.63
   Net realized and unrealized
     gain (loss)                        (1.04)    0.12     1.02    0.03    0.46
--------------------------------------------------------------------------------
Total Income (Loss) From Operations     (0.48)    0.67     1.62    0.65    1.09
--------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                (0.54)   (0.55)   (0.59)  (0.60)  (0.64)
   In excess of net investment income      --    (0.03)      --      --      --
   Net realized gains                      --    (0.09)   (0.08)  (0.08)  (0.05)
--------------------------------------------------------------------------------
Total Distributions                     (0.54)   (0.67)   (0.67)  (0.68)  (0.69)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR           $12.39   $13.41   $13.41  $12.46  $12.49
--------------------------------------------------------------------------------
TOTAL RETURN                            (3.51)%   5.01%   13.23%   5.28%  9.12%
--------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000S)         $5,893   $7,304   $4,641  $3,221  $2,914
--------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses(3)(4)                        1.33%    1.20%    1.06%   1.04%   0.97%
   Net investment income                 4.44     4.07     4.54    4.93    5.18
--------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                    98%      48%      36%     81%     63%
--------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.

(2)  On June 12, 1998, Class C shares were renamed Class L shares.

(3) The Manager has waived all or part of its fees for the years ended March 31, 1999, 1998, 1997 and 1996. In addition, the Manager reimbursed expenses of $56,755 for the year ended March 31, 1996. If such fees were not waived and expenses not reimbursed, the effect on net investment income and expense ratios would have been as follows:

                                                      Expense Ratios
                 Net Investment Income          Without Fee Waivers and/or
                  Per Share Decreases             Expense Reimbursements
            -------------------------------  --------------------------------
             1999    1998     1997     1996     1999    1998    1997     1996
            -----   -----    -----    -----    -----   -----   -----    -----
    Class L $0.02   $0.04    $0.05    $0.10    1.31%   1.39%   1.46%    1.82%

(4) As a result of voluntary expense limitations, expense ratios will not exceed 1.35%.


--------------------------------------------------------------------------------
36                                            2000 ANNUAL REPORT TO SHAREHOLDERS

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED MARCH 31:

                                                   CLASS A SHARES
                                   ---------------------------------------------
PENNSYLVANIA PORTFOLIO                 2000(1)  1999(1)   1998    1997   1996(1)
--------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF YEAR     $13.44   $13.54   $12.66  $12.62  $12.40
--------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
   Net investment income(2)              0.67     0.66     0.73    0.71    0.70
   Net realized and unrealized
     gain (loss)                        (1.25)    0.08     0.95    0.04    0.29
--------------------------------------------------------------------------------
Total Income (Loss) From Operations     (0.58)    0.74     1.68    0.75    0.99
--------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                (0.66)   (0.69)   (0.69)  (0.71)  (0.72)
   Net realized gains                   (0.02)   (0.15)   (0.11)     --   (0.05)
--------------------------------------------------------------------------------
Total Distributions                     (0.68)   (0.84)   (0.80)  (0.71)  (0.77)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR           $12.18   $13.44   $13.54  $12.66  $12.62
--------------------------------------------------------------------------------
TOTAL RETURN                            (4.31)%   5.61%   13.52%   6.11%   8.08%
--------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000S)        $27,978  $31,718  $15,955 $15,152 $11,847
--------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses(2)(3)                        0.63%    0.50%    0.37%   0.37%   0.38%
   Net investment income                 5.29     4.94     5.46    5.66    5.57
--------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                    54%      49%      81%    122%     88%
--------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.

(2) The Manager has waived all or part of its fees for the years ended March 31, 2000, 1999, 1998, 1997 and 1996. In addition, the Manager reimbursed expenses of $23,433 for the year ended March 31, 1996. If such fees were not waived and expenses not reimbursed, the effect on net investment income and expense ratios would have been as follows:

                                                      Expense Ratios
                 Net Investment Income          Without Fee Waivers and/or
                  Per Share Decreases             Expense Reimbursements
            -------------------------------  --------------------------------
             2000  1999  1998  1997   1996      2000  1999  1998   1997  1996
            ----- ----- ----- -----  -----     ----- ----- -----  ----- -----
    Class A $0.01 $0.03 $0.05  $0.06 $0.07     0.75% 0.75% 0.79%  0.82% 0.93%

(3) As a result of voluntary expense limitations, expense ratios will not exceed 0.80%.



--------------------------------------------------------------------------------
SMITH BARNEY MUNI FUNDS                                                       37

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED MARCH 31:

                                                   CLASS B SHARES
                                   ---------------------------------------------
PENNSYLVANIA PORTFOLIO                 2000(1)  1999(1)   1998    1997   1996(1)
--------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF YEAR     $13.42   $13.52   $12.64  $12.61  $12.39
--------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
   Net investment income(2)              0.60     0.60     0.65    0.65    0.64
   Net realized and unrealized
     gain (loss)                        (1.24)    0.07     0.96    0.03    0.29
--------------------------------------------------------------------------------
Total Income (Loss) From Operations     (0.64)    0.67     1.61    0.68    0.93
--------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                (0.59)   (0.62)   (0.62)  (0.65)  (0.66)
   Net realized gains                   (0.02)   (0.15)   (0.11)     --   (0.05)
--------------------------------------------------------------------------------
Total Distributions                     (0.61)   (0.77)   (0.73)  (0.65)  (0.71)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR           $12.17   $13.42   $13.52  $12.64  $12.61
--------------------------------------------------------------------------------
TOTAL RETURN                            (4.78)%   5.07%   12.97%   5.56%   7.61%
--------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000S)        $26,296  $25,234  $19,268 $15,559 $13,131
--------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses(2)(3)                        1.15%    1.01%    0.89%   0.88%   0.88%
   Net investment income                 4.79     4.45     4.94    5.15    5.07
--------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                    54%      49%      81%    122%     88%
--------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.

(2) The Manager has waived all or part of its fees for the years ended March 31, 2000, 1999, 1998, 1997 and 1996. In addition, the Manager reimbursed expenses of $23,433 for the year ended March 31, 1996. If such fees were not waived and expenses not reimbursed, the effect on net investment income and expense ratios would have been as follows:

                                                      Expense Ratios
                 Net Investment Income          Without Fee Waivers and/or
                  Per Share Decreases             Expense Reimbursements
            -------------------------------  --------------------------------
             2000  1999  1998  1997   1996      2000  1999  1998   1997  1996
            ----- ----- ----- -----  -----     ----- ----- -----  ----- -----
    Class B $0.01 $0.03 $0.05  $0.06 $0.07     1.26% 1.26% 1.31%  1.33% 1.44%

(3) As a result of voluntary expense limitations, expense ratios will not exceed 1.30%.

--------------------------------------------------------------------------------
38                                            2000 ANNUAL REPORT TO SHAREHOLDERS

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED MARCH 31:

                                                   CLASS L SHARES
                                   ---------------------------------------------
PENNSYLVANIA PORTFOLIO                 2000(1)  1999(1)(2) 1998   1997   1996(1)
--------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF YEAR     $13.41   $13.51   $12.64  $12.61  $12.39
--------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
   Net investment income(3)              0.59     0.60     0.64    0.64    0.64
   Net realized and unrealized
     gain (loss)                        (1.24)    0.06     0.96    0.04    0.29
--------------------------------------------------------------------------------
Total Income (Loss) From Operations     (0.65)    0.66     1.60    0.68    0.93
--------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                (0.58)   (0.61)   (0.62)  (0.65)  (0.66)
   Net realized gains                   (0.02)   (0.15)   (0.11)     --   (0.05)
--------------------------------------------------------------------------------
Total Distributions                     (0.60)   (0.76)   (0.73)  (0.65)  (0.71)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR           $12.16   $13.41   $13.51  $12.64  $12.61
--------------------------------------------------------------------------------
TOTAL RETURN                            (4.83)%   5.02%   12.84%   5.51%   7.56%
--------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000S)         $8,635  $10,490   $7,729  $5,731  $4,682
--------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses(3)(4)                        1.20%    1.07%    0.94%   0.94%   0.94%
   Net investment income                 4.70     4.40     4.89    5.09    5.00
--------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                    54%      49%      81%    122%     88%
--------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.

(2)  On June 12, 1998, Class C shares were renamed Class L shares.

(3) The Manager has waived all or part of its fees for the years ended March 31, 2000, 1999, 1998, 1997 and 1996. In addition, the Manager reimbursed expenses of $23,433 for the year ended March 31, 1996. If such fees were not waived and expenses not reimbursed, the effect on net investment income and expense ratios would have been as follows:

                                                      Expense Ratios
                 Net Investment Income          Without Fee Waivers and/or
                  Per Share Decreases            Expense Reimbursements(4)
            -------------------------------  --------------------------------
             2000  1999  1998  1997   1996      2000  1999  1998   1997  1996
            ----- ----- ----- -----  -----     ----- ----- -----  ----- -----
    Class L $0.01 $0.03 $0.05  $0.06 $0.07     1.32% 1.32% 1.36%  1.39% 1.49%

(4) As a result of voluntary expense limitations, expense ratios will not exceed 1.35%.


--------------------------------------------------------------------------------
SMITH BARNEY MUNI FUNDS                                                       39

  INDEPENDENT AUDITORS' REPORT

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
OF THE GEORGIA PORTFOLIO AND PENNSYLVANIA PORTFOLIO
OF SMITH BARNEY MUNI FUNDS:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Georgia Portfolio and Pennsylvania Portfolio of Smith Barney Muni Funds as of March 31, 2000, the related statements of operations for the year ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2000, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Georgia Portfolio and Pennsylvania Portfolio of Smith Barney Muni Funds as of March 31, 2000, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and their financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                              /s/ KPMG LLP


New York, New York
May 11, 2000

--------------------------------------------------------------------------------
40                                            2000 ANNUAL REPORT TO SHAREHOLDERS

  ADDITIONAL SHAREHOLDER INFORMATION (UNAUDITED)

On April 19, 1999, a special meeting of shareholders of the Fund was held for the purpose of electing Trustees to the Fund.

The results were as follows:

                             SHARES       PERCENTAGE     SHARES     PERCENTAGE
                              VOTED        OF SHARES      VOTED      OF SHARES
NAME OF TRUSTEES               FOR           VOTED       AGAINST       VOTED
================================================================================

Lee Abraham             1,350,265,160.850   97.943%   28,359,584.139    2.057%
Allan J. Bloostein      1,351,356,664.226   98.022    27,268,080.763    1.978
Jane F. Dasher          1,352,390,291.715   98.097    26,234,453.274    1.903
Donald R. Foley         1,350,867,506.020   97.987    27,757,238.969    2.013
Richard E. Hanson, Jr.  1,351,302,644.963   98.018    27,322,100.026    1.982
Paul Hardin             1,352,452,572.699   98.102    26,172,172.290    1.898
Heath B. McLendon       1,352,481,643.116   98.104    26,143,101.873    1.896
Roderick C. Rasmussen   1,351,438,798.818   98.028    27,185,946.171    1.972
John P. Toolan          1,352,497,455.395   98.105    26,127,289.594    1.895
================================================================================


  TAX INFORMATION (UNAUDITED)

For Federal tax purposes the Fund hereby designates for the fiscal year ended March 31, 2000:

o Percentages of dividends paid by the Portfolios from net investment income as tax exempt for regular Federal income tax purposes:

                  Georgia Portfolio                                    100%
                  Pennsylvania Portfolio                               100%

o Total long-term capital gain distributions paid:

                  Pennsylvania Portfolio                           $57,924

--------------------------------------------------------------------------------
SMITH BARNEY MUNI FUNDS                                                       41

TRUSTEES
Lee Abraham
Allan J. Bloostein
Jane F. Dasher
Donald R. Foley
Richard E. Hanson, Jr.
Paul Hardin
Heath B. McLendon, CHAIRMAN
Roderick C. Rasmussen
John P. Toolan
Joseph H. Fleiss, EMERITUS

OFFICERS
Heath B. McLendon
PRESIDENT AND
CHIEF EXECUTIVE OFFICER

Lewis E. Daidone
SENIOR VICE PRESIDENT
AND TREASURER

Peter M. Coffey
VICE PRESIDENT

Anthony Pace
CONTROLLER

Christina T. Sydor
SECRETARY

INVESTMENT MANAGER
SSB Citi Fund Management LLC

DISTRIBUTOR
CFBDS, Inc.

CUSTODIAN
PFPC Trust Company

TRANSFER AGENT
Citi Fiduciary Trust Company
388 Greenwich Street, 22nd Floor
New York, New York 10013

SUB-TRANSFER AGENT
PFPCGlobal Fund Services
P.O. Box 9699
Providence, Rhode Island 02940-9699



This report is submitted for the general information of shareholders of Smith Barney Muni Funds -- Georgia and Pennsylvania Portfolios, but it may also be used as sales literature when proceeded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Portfolios. If used as sales material after June 30, 2000, this report must be accompanied by performance information for the most recently completed calendar quarter.



SALOMON SMITH BARNEY IS A SERVICE MARK OF SALOMON SMITH BARNEY INC.


SMITH BARNEY MUNI FUNDS
388 Greenwich Street, MF-2
New York, New York 10013

WWW.SMITHBARNEY.COM/MUTUALFUNDS